Prospectus dated September 14, 1995

[ship logo] FLAGSHIP Tax Exempt Funds(SM)

Investing in Mutual Funds

Flagship and your financial consultant want you to understand both the benefits and risks of mutual fund investing.

Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management which generally enables you to obtain greater diversification of your investments and to simplify your recordkeeping.

While mutual funds offer significant opportunities, they also carry risk, including possible loss of principal due to interest rate risk and credit risk. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.


Your financial consultant can help you determine how investing in one of these mutual funds may suit your unique needs, time horizon and risk tolerance.


 Table of Contents                                                         Page
-------------------------------------------                                -----
About the Funds
Fees and Expenses .........................................................    2
Financial Highlights ......................................................    4
The Funds and Their Objectives ............................................    9
What the Funds Own and Their Strategies ...................................   10
Flagship State Tax Exempt Funds ...........................................   11
Flagship National Tax Exempt Funds ........................................   14
How the Funds are Managed .................................................   14

About Your Investment
How to Buy Shares .........................................................   16
How to Sell Shares ........................................................   18
How to Exchange Shares ....................................................   19
Shareholder Services ......................................................   19
How Fund Shares are Priced ................................................   19
Taxes .....................................................................   20
Distributions and Yield ...................................................   20
About the Distributor .....................................................   21
About the Trust ...........................................................   22
Additional Information ....................................................   22

Flagship Application ......................................................   23

About Flagship Tax Exempt Funds

Flagship Tax Exempt Funds Trust(sm) (the "Funds") is an open-end management investment company composed of separate series. As described in this Prospectus, the Funds include State, National and Insured Fund portfolios. Each is designed for individual and corporate investors with different income needs and tax considerations. The investment adviser ("Manager") for the Funds is Flagship Financial Inc., a registered investment adviser since 1978.

Each Tax Exempt Fund seeks high current after tax income exempt from federal income taxes and, except for the National and Insured Funds, from the personal income taxes or intangibles tax, if any, of the Fund's particular state, consistent with liquidity and preservation of capital. The Funds invest primarily in portfolios of municipal securities.

From time to time new Funds may be added. Only the All-American, Intermediate, and Limited Term National Funds are registered and available for sale in Illinois, Nebraska, New Hampshire and Washington. The Insured Intermediate and Insured Limited Term Funds will also be registered and available in the above states when they are offered to the public.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read and retain it for future reference.

A Statement of Additional Information ("SAI") dated September 14, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and is incorporated herein by reference, making it a part of this Prospectus. A copy of the SAI can be obtained without charge by telephoning the Funds toll-free at 1-800-414-7447, or for TDD, 1-800-360-4521.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Fees and Expenses

Various costs and expenses may be incurred directly or indirectly when investing in any Flagship Tax Exempt Fund. Your future expenses could be more or less than those in the table below. Data reflects the declining sales charge Flagship utilizes for Class A Shares and a contingent deferred sales charge (CDSC) for Class C Shares. If investing for the long term, shareholders of Class C Shares could ultimately pay more fees than if they had invested at the maximum sales charge in Class A Shares. Class C Shares, while authorized, are not currently offered by all Funds. The Funds' 12b-1 plan and management fee are more fully described under "About the Distributor" and "How The Funds are Managed", respectively.

                                                                   Annual Fund Operating Expenses As a
                                       Shareholder             Percentage of Average Net Assets After Fee
                                   Transaction Expense            Waivers & Reimbursement Arrangements
                                 ------------------------    -----------------------------------------------
                                   Maximum       Maximum
                                  Front End        CDSC
                                    Sales        Imposed
                                    Charge          on                                            Total Fund
                                  Imposed on     Redemp-      Manage-                   Other      Operating
                                  Purchases       tions      ment Fee     12b-1 Fee    Expenses    Expenses
-----------------------------    ------------    --------    ---------     ---------    -------   ----------
State long-term Funds
Alabama (a)                         4.2%            N/A%       0.10%         0.40%       0.10%       0.60%
Arizona--Class A (a)*               4.2             N/A        0.30          0.40        0.25        0.95
Arizona--Class C (a)*               N/A             1.0(c)     0.30          0.95(d)     0.25        1.50
Arkansas (b)                        4.2             N/A        0.00          0.40        0.20        0.60
California (b)                      4.2             N/A        0.30          0.40        0.20        0.90
Colorado (a)*                       4.2             N/A        0.10          0.40        0.40        0.90
Connecticut--Class A (a)*           4.2             N/A        0.35          0.40        0.15        0.90
Connecticut--Class C (a)*           N/A             1.0(c)     0.35          0.95(d)     0.15        1.45
Florida--Class A (a)*               4.2             N/A        0.35          0.40        0.20        0.95
Florida--Class C (b)*               N/A             1.0(c)     0.35          0.95(d)     0.20        1.50
Georgia--Class A (a)*               4.2             N/A        0.25          0.40        0.30        0.95
Georgia--Class C (a)*               N/A             1.0(c)     0.25          0.95(d)     0.30        1.50
Indiana (b)                         4.2             N/A        0.10          0.40        0.10        0.60
Iowa (b)                            4.2             N/A        0.10          0.40        0.10        0.60
Kansas (a)                          4.2             N/A        0.25          0.40        0.25        0.90
Kentucky--Class A (a)*              4.2             N/A        0.30          0.40        0.20        0.90
Kentucky--Class C (a)*              N/A             1.0(c)     0.30          0.95(d)     0.20        1.45
Louisiana--Class A (a)*             4.2             N/A        0.30          0.40        0.20        0.90
Louisiana--Class C (a)*             N/A             1.0(c)     0.30          0.95(d)     0.20        1.45
Michigan--Class A (a)*              4.2             N/A        0.40          0.40        0.15        0.95
Michigan--Class C (a)*              N/A             1.0(c)     0.40          0.95(d)     0.15        1.50
Missouri--Class A (a)*              4.2             N/A        0.30          0.40        0.20        0.90
Missouri--Class C (a)*              N/A             1.0(c)     0.30          0.95(d)     0.20        1.45
New Jersey (a)                      4.2             N/A        0.20          0.40        0.10        0.70
New Mexico (a)                      4.2             N/A        0.30          0.40        0.20        0.90
New York (a)*                       4.2             N/A        0.20          0.40        0.10        0.70
North Carolina--Class A (a)*        4.2             N/A        0.45          0.40        0.10        0.95
North Carolina--Class C (a)*        N/A             1.0(c)     0.45          0.95(d)     0.10        1.50
Ohio--Class A (a)*                  4.2             N/A        0.45          0.40        0.10        0.95
Ohio--Class C (a)*                  N/A             1.0(c)     0.45          0.95(d)     0.10        1.50
Oregon (b)                          4.2             N/A        0.10          0.40        0.10        0.60
Pennsylvania--Class A (a)*          4.2             N/A        0.25          0.40        0.30        0.95
Pennsylvania--Class C (a)*          N/A             1.0(c)     0.25          0.95(d)     0.30        1.50
South Carolina (a)                  4.2             N/A        0.20          0.40        0.10        0.70
Tennessee--Class A (a)*             4.2             N/A        0.30          0.40        0.25        0.95
Tennessee--Class C (a)*             N/A             1.0(c)     0.30          0.95(d)     0.25        1.50
Virginia--Class A (a)*              4.2             N/A        0.30          0.40        0.25        0.95
Virginia--Class C (a)*              N/A             1.0(c)     0.30          0.95(d)     0.25        1.50
Wisconsin--Class A (a)              4.2             N/A        0.15          0.40        0.15        0.70
Wisconsin--Class C (b)              N/A             1.0(c)     0.15          0.95(d)     0.15        1.25
Class C Shares (b)
  (All state funds not
  otherwise noted above)            N/A             1.0(c)     0.40          0.95(d)     0.15        1.50
Other State Funds
Florida
 Intermediate--Class A (a)          3.0             N/A        0.10          0.40        0.20        0.70
 Intermediate--Class C (a)          N/A             1.0(c)     0.10          0.95(d)     0.20        1.25


                                                            Example of Expenses
                                                  An investor in a Flagship Fund would pay
                                                  the following dollar amount of expenses
                                                      on a $1,000 investment assuming
                                                          (1) 5% annual return and
                                                  (2) Redemption at the end of each period
                                  Total Fund     ------------------------------------------
                                  Operating
                                   Expenses
                                   Without
                                  Waiver or
                                  Reimburse-
                                     ment        1 Year     3 Years    5 Years    10 Years
-----------------------------    ------------    -------    -------    -------   ---------
State long-term Funds
Alabama (a)                          7.61%         $48        $60       $ 74        $114
Arizona--Class A (a)*                1.20           51         71         92         154
Arizona--Class C (a)*                1.75           25(c)      48         82         180
Arkansas (b)                         1.10           48         60        N/A         N/A
California (b)                       1.10           51         69        N/A         N/A
Colorado (a)*                        1.27           51         69         90         148
Connecticut--Class A (a)*            1.03           51         69         90         148
Connecticut--Class C (a)*            1.58           25(c)      46         79         174
Florida--Class A (a)*                1.04           51         71         92         154
Florida--Class C (b)*                1.65           25(c)      48         82         180
Georgia--Class A (a)*                1.09           51         71         92         154
Georgia--Class C (a)*                1.64           25(c)      48         82         180
Indiana (b)                          1.10           48         60        N/A         N/A
Iowa (b)                             1.10           48         60        N/A         N/A
Kansas (a)                           1.10           51         69         90         148
Kentucky--Class A (a)*               1.04           51         69         90         148
Kentucky--Class C (a)*               1.58           25(c)      46         79         174
Louisiana--Class A (a)*              1.18           51         69         90         148
Louisiana--Class C (a)*              1.73           25(c)      46         79         174
Michigan--Class A (a)*               1.03           51         71         92         154
Michigan--Class C (a)*               1.35           25(c)      48         82         180
Missouri--Class A (a)*               1.08           51         69         90         148
Missouri--Class C (a)*               1.63           25         46         79         174
New Jersey (a)                       2.07           49         63         79         125
New Mexico (a)                       1.17           51         69         90         148
New York (a)*                        1.22           49         63         79         125
North Carolina--Class A (a)*         1.06           51         71         92         154
North Carolina--Class C (a)*         1.61           25(c)      48         82         180
Ohio--Class A (a)*                   1.03           51         71         92         154
Ohio--Class C (a)*                   1.58           25(c)      48         82         180
Oregon (b)                           1.10           48         60        N/A         N/A
Pennsylvania--Class A (a)*           1.29           51         71         92         154
Pennsylvania--Class C (a)*           1.84           25(c)      48         82         180
South Carolina (a)                   1.86           49         63         79         125
Tennessee--Class A (a)*              1.07           51         71         92         154
Tennessee--Class C (a)*              1.62           25(c)      48         82         180
Virginia--Class A (a)*               1.10           51         71         92         154
Virginia--Class C (a)*               1.65           25(c)      48         82         180
Wisconsin--Class A (a)               2.31           49         63         79         125
Wisconsin--Class C (b)               1.65           23(c)      40         69         151
Class C Shares (b)
  (All state funds not
  otherwise noted above)             1.60           25(c)      48         82         180
Other State Funds
Florida
 Intermediate--Class A (a)           3.54           37         52         68         114
 Intermediate--Class C (a)           4.53           23(c)      40         69         151

                                      2


                                                                      Annual Fund Operating Expenses As a
                                       Shareholder                 Percentage of Average Net Assets After Fee
                                   Transaction Expense                Waivers & Reimbursement Arrangements
                             --------------------------------  --------------------------------------------------
                                 Maximum
                                Front End         Maximum
                                  Sales             CDSC
                                  Charge         Imposed on                                           Total Fund
                                Imposed on        Redemp-         Manage-                    Other     Operating
                                Purchases          tions          ment Fee     12b-1 Fee   Expenses    Expenses
---------------------------  ----------------  --------------  --------------  ----------  --------- -----------
 Limited Term (b)                 2.5%              N/A%            0.10%         0.40%      0.20%       0.70%
Kentucky
 Limited Term--Class A (b)        2.5               N/A             0.10          0.40       0.20        0.70
 Limited Term--Class C (b)        N/A               1.0(c)          0.10          0.70       0.20        1.00
Michigan
 Intermediate (b)                 3.0               N/A             0.10          0.40       0.20        0.70
 Limited Term (b)                 2.5               N/A             0.10          0.40       0.20        0.70
New Jersey
 Intermediate (a)                 3.0               N/A             0.10          0.40       0.20        0.70
 Limited Term (b)                 2.5               N/A             0.10          0.40       0.20        0.70
New York
 Intermediate (b)                 3.0               N/A             0.10          0.40       0.20        0.70
 Limited Term (b)                 2.5               N/A             0.10          0.40       0.20        0.70
Ohio
 Intermediate (b)                 3.0               N/A             0.10          0.40       0.20        0.70
 Limited Term (b)                 2.5               N/A             0.10          0.40       0.20        0.70
National Funds
 All-American--
   Class A (a)*                   4.2               N/A             0.25          0.40       0.30        0.95
 All-American--
   Class C (a)*                   N/A               1.0(c)          0.25          0.95(d)    0.30        1.50
 Intermediate--
   Class A (a)*                   3.0               N/A             0.20          0.40       0.20        0.80
 Intermediate--
   Class C (b)*                   N/A               1.0(c)          0.20          0.95(d)    0.20        1.35
 Limited Term--
   Class A (a)*                   2.5               N/A             0.30          0.40       0.05        0.75
 Limited Term--
   Class C (b)*                   N/A               1.0(c)          0.30          0.70(e)    0.05        1.05
 Short Term (b)*                  2.5               N/A             0.10          0.40       0.20        0.70
 U.S. Territories (b)             4.2               N/A             0.00          0.40       0.20        0.60
Insured Funds
 Insured (b)*                     4.2               N/A             0.30          0.40       0.20        0.90
 Insured Intermediate (b)*        3.0               N/A             0.10          0.40       0.20        0.70
 Insured Limited Term (b)*        2.5               N/A             0.10          0.40       0.20        0.70
Class C Shares (b)
 (All intermediate and
  limited term funds not
  otherwise noted above)
 Intermediate                     N/A               1.0(c)          0.20          0.95(d)    0.10        1.25
 Limited Term                     N/A               1.0(c)          0.20          0.70(d)    0.10        1.00

                                                          Example of Expenses
                                               An investor in a Flagship Fund would pay
                                                the following dollar amount of expenses
                                                    on a $1,000 investment assuming
                                                       (1) 5% annual return and
                                               (2) Redemption at the end of each period
                               Total Fund      ------------------------------------------
                                Operating
                                Expenses
                                 Without
                                Waiver or
                               Reimburse-
                                  ment         1 Year    3 Years    5 Years     10 Years
--------------------------   -------------     -------    -------    -------   ---------
 Limited Term (b)                 0.90%         $32        $47        $N/A        $N/A
Kentucky
 Limited Term--Class A (b)        0.90           32         47         N/A         N/A
 Limited Term--Class C (b)        1.30           20(c)      32         N/A         N/A
Michigan
 Intermediate (b)                 1.10           37         52         N/A         N/A
 Limited Term (b)                 0.90           32         47         N/A         N/A
New Jersey
 Intermediate (a)                 1.81           37         52          68         114
 Limited Term (b)                 0.90           32         47         N/A         N/A
New York
 Intermediate (b)                 1.10           37         52         N/A         N/A
 Limited Term (b)                 0.90           32         47         N/A         N/A
Ohio
 Intermediate (b)                 1.10           37         52         N/A         N/A
 Limited Term (b)                 0.90           32         47         N/A         N/A
National Funds
 All-American--
   Class A (a)*                   1.06           51         71          92         154
 All-American--
   Class C (a)*                   1.61           25(c)      48          82         180
 Intermediate--
   Class A (a)*                   1.24           38         55          73         126
 Intermediate--
   Class C (b)*                   1.65           24(c)      43          74         162
 Limited Term--
   Class A (a)*                   0.82           32         48          66         116
 Limited Term--
   Class C (b)*                   1.30           21(c)      33          58         128
 Short Term (b)*                  0.90           32         47         N/A         N/A
 U.S. Territories (b)             1.10           48         60         N/A         N/A
Insured Funds
 Insured (b)*                     1.10           51         69         N/A         N/A
 Insured Intermediate (b)*        1.10           37         52         N/A         N/A
 Insured Limited Term (b)*        0.90           32         47         N/A         N/A
Class C Shares (b)
 (All intermediate and
  limited term funds not
  otherwise noted above)
 Intermediate                     1.55           23(c)      40          69         150
 Limited Term                     1.30           20(c)      32          55         122

 * Diversified Funds. All other Funds are non-diversified.

(a) Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses.

(b) Funds are scheduled to commence operations in 1995 through 1996. These amounts are based on estimates and assume management fee waiver. In addition, the Manager has agreed to reimburse the funds for any initial period's total fund operating expenses in excess of the above. No reimbursement is currently indicated.

(c) No initial sales load; 1% contingent deferred sales charge if redeemed within 1 year of purchase. Example of expenses would be $10 less in year one if no redemption occurs.

(d) Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee.

(e) Of this amount, 0.50% is an asset based sales charge and 0.20% is a service fee.

The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly. These expenses should not be considered a representation of actual future expenses as future actual expenses may be greater or less than those shown.

Financial Highlights

This table provides per share income and capital changes for a share of beneficial interest in all Class A Shares of the Funds from the date of commencement of operations to May 31, 1995, and for a share of beneficial interest in all Class C Shares of each of the Funds with Class C Shares outstanding from the date of commencement of operations to May 31, 1995. The information was derived from audited financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors, whose reports and related notes appear in the SAI.

   Fund Name
  Share Class
   (Inception                     Income from
     Date)                   Investment Operations                              Less Distributions
 -------------- ------------------------------------------------- ------------------------------------------------
                                         Net Realized              Dividends    Distri-
                 Net Asset               & Unrealized Total From   From Net     butions
                   Value         Net     Gains(Loss)   Invest-      Invest-      From       Returns      Total
   Year Ended    Beginning   Investment       on         ment        ment       Capital       of        Distri-
    May 31,      of Period     Income     Securities  Operations    Income       Gains      Capital     butions
 --------------------------------------- ------------------------------------------------------------ ------------
State Funds
Alabama
 (4/11/94)
 Class A
 1994(a)           $ 9.58       $.03         $.09       $ .12        $.04                                 $.04
 1995              $ 9.66       $.52         $.28       $ .80        $.52                                 $.52
Arizona
 Class A
 (10/29/86)
 1987(a)           $ 9.58       $.35        ($.47)     ($ .12)       $.34                                 $.34
 1988              $ 9.12       $.64                    $ .64        $.64                                 $.64
 1989              $ 9.12       $.64        ($.60)      $1.24        $.64                                 $.64
 1990              $ 9.72       $.64        ($.12)      $ .52        $.64                                 $.64
 1991              $ 9.60       $.64         $.21       $ .85        $.64                                 $.64
 1992              $ 9.81       $.65         $.32       $ .97        $.65                                 $.65
 1993              $10.13       $.63         $.69       $1.32        $.64                                 $.64
 1994              $10.81       $.60        ($.38)      $ .22        $.60                                 $.60
 1995              $10.43       $.58         $.42       $1.00        $.58                                 $.58
 Class C
 (2/7/94)
 1994(a)           $11.22       $.14        ($.79)     ($ .65)       $.14                                 $.14
 1995              $10.43       $.52         $.41       $ .93        $.52                                 $.52
Colorado
 (5/4/87)
 1987(a)           $ 9.58       $.10        ($.41)     ($ .31)
 1988              $ 9.27       $.62        ($.46)      $ .16        $.65                                 $.65
 1989              $ 8.78       $.63         $.46       $1.09        $.63                                 $.63
 1990              $ 9.24       $.62        ($.12)      $ .50        $.61                                 $.61
 1991              $ 9.13       $.60         $.17       $ .77        $.61                                 $.61
 1992              $ 9.29       $.61         $.27       $ .88        $.61                                 $.61
 1993              $ 9.56       $.60         $.55       $1.15        $.60        $.07                     $.67
 1994              $10.04       $.58        ($.37)      $ .21        $.58        $.05                     $.63
 1995              $ 9.62       $.57         $.30       $ .87        $.56                                 $.56
Connecticut
 Class A
 (7/13/87)
 1988(a)           $ 9.58       $.54        ($.31)      $ .23        $.56                                 $.56
 1989              $ 9.25       $.63         $.55       $1.18        $.64        $.01                     $.65
 1990              $ 9.78       $.63        ($.13)      $ .50        $.63        $.01                     $.64
 1991              $ 9.64       $.63         $.20       $ .83        $.63                                 $.63
 1992              $ 9.84       $.63         $.21       $ .84        $.63                                 $.63
 1993              $10.05       $.61         $.61       $1.22        $.61                                 $.61
 1994              $10.66       $.59        ($.39)      $ .20        $.60        $.09                     $.69
 1995              $10.17       $.58         $.22       $ .80        $.59                                 $.59
 Class C
 (10/4/93)
 1994(a)           $11.06       $.33        ($.84)     ($ .51)       $.33        $.06                     $.39
 1995              $10.16       $.53         $.20       $ .73        $.53                                 $.53

    Fund Name
   Share Class
(Inception Date)            Performance                              Ratios/Supplemental Data
----------------    ---------------------------     ------------------------------------------------------------
                                                                                    Ratio of
                                                                                      Net
                                                                    Ratio of       Investment
                                                    Net Assets      Expenses       Income to
                     Net Asset                        End of       to Average       Average         Portfolio
   Year Ended        Value End         Total          Period           Net            Net           Turnover
     May 31,         of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
----------------   ------------    ------------    ------------   ------------    ------------    -------------
State Funds
Alabama
 (4/11/94)
 Class A
 1994(a)               $ 9.66           9.34%            357          0.00%           2.42%            0.00%
 1995                  $ 9.94           8.77%          1,880          0.16%           5.47%          120.19%
Arizona
 Class A
 (10/29/86)
 1987(a)               $ 9.12          (2.67%)        31,652          0.84%           6.17%           40.13%
 1988                  $ 9.12           7.45%         33,696          0.86%           6.96%           68.47%
 1989                  $ 9.72          14.04%         29,433          0.92%           6.85%           37.28%
 1990                  $ 9.60           5.53%         32,066          0.85%           6.63%           37.13%
 1991                  $ 9.81           9.19%         38,933          0.78%           6.62%           18.23%
 1992                  $10.13          10.25%         51,123          0.44%           6.55%           33.75%
 1993                  $10.81          13.37%         72,778          0.44%           6.03%           20.04%
 1994                  $10.43           1.92%         82,676          0.64%           5.48%           21.08%
 1995                  $10.85          10.03%         80,406          0.82%           5.59%           26.79%
 Class C
 (2/7/94)
 1994(a)               $10.43         (16.61%)         1,122          1.20%           4.36%           21.08%
 1995                  $10.84           9.32%          1,621          1.36%           5.01%           26.79%
Colorado
 (5/4/87)
 1987(a)               $ 9.27         (43.74%)         1,583          0.03%          13.96%          113.96%
 1988                  $ 8.78           2.13%          7,561          0.55%           7.03%          138.37%
 1989                  $ 9.24          12.83%          7,545          0.67%           7.04%           18.94%
 1990                  $ 9.13           5.59%          7,386          0.87%           6.70%           15.55%
 1991                  $ 9.29           8.75%          9,108          0.84%           6.62%           29.11%
 1992                  $ 9.56           9.80%         15,699          0.49%           6.42%           39.07%
 1993                  $10.04          12.41%         26,656          0.41%           6.05%           30.49%
 1994                  $ 9.62           2.03%         35,796          0.37%           5.71%           41.76%
 1995                  $ 9.93           9.54%         34,892          0.50%           5.99%           37.84%
Connecticut
 Class A
 (7/13/87)
 1988(a)               $ 9.25           3.09%         25,609          0.54%           6.54%           70.55%
 1989                  $ 9.78          13.36%         48,990          0.70%           6.62%           32.57%
 1990                  $ 9.64           5.34%         73,046          0.60%           6.55%           30.74%
 1991                  $ 9.84           8.97%        103,552          0.67%           6.49%           18.68%
 1992                  $10.05           8.81%        141,215          0.65%           6.30%           18.16%
 1993                  $10.66          12.48%        184,743          0.66%           5.88%           19.31%
 1994                  $10.17           1.70%        202,607          0.65%           5.52%           30.19%
 1995                  $10.38           8.21%        203,210          0.73%           5.84%           25.01%
 Class C
 (10/4/93)
 1994(a)               $10.16          (6.48%)         4,360          1.22%           4.77%           30.19%
 1995                  $10.36           7.53%          5,536          1.28%           5.27%           25.01%

                                      4

Financial Highlights

   Fund Name
  Share Class
   (Inception                     Income from
     Date)                   Investment Operations                              Less Distributions
 -------------- ------------------------------------------------- ------------------------------------------------
                                         Net Realized              Dividends    Distri-
                 Net Asset               & Unrealized Total From   From Net     butions
                   Value         Net     Gains(Loss)   Invest-      Invest-      From       Returns      Total
   Year Ended    Beginning   Investment       on         ment        ment       Capital       of        Distri-
    May 31,      of Period     Income     Securities  Operations    Income       Gains      Capital     butions
 --------------------------------------- ------------------------------------------------------------ ------------
Florida
 (6/15/90)
  1991(a)          $ 9.58       $.64         $.29       $ .93        $.64                                 $.64
 1992              $ 9.87       $.66         $.33       $ .99        $.67        $.01                     $.68
 1993              $10.18       $.63         $.61       $1.24        $.64        $.02                     $.66
 1994              $10.76       $.60        ($.38)      $ .22        $.60                                 $.60
 1995              $10.38       $.58         $.26       $ .84        $.59                                 $.59

Florida Intermediate
 Class A
 (2/1/94)
 1994(a)           $ 9.70       $.12        ($.04)      $ .08        $.12                                 $.12
 1995              $ 9.66       $.46         $.33       $ .79        $.40                                 $.40
 Class C
 (2/2/94)
 1994(a)           $ 9.70       $.11        ($.06)      $ .05        $.09                                 $.09
 1995              $ 9.66       $.40         $.33       $ .73        $.34                                 $.34
Georgia
 Class A
 (3/27/86)
 1986(a)           $ 9.58       $.10        ($.13)     ($ .03)       $.09                                 $.09
 1987              $ 9.46       $.62        ($.24)      $ .38        $.62        $.01        $.02         $.65
 1988              $ 9.19       $.66         $.11       $ .77        $.66                                 $.66
 1989              $ 9.30       $.65         $.59       $1.24        $.66                                 $.66
 1990              $ 9.88       $.65        ($.22)      $ .43        $.64                                 $.64
 1991              $ 9.67       $.64         $.28       $ .92        $.64                                 $.64
 1992              $ 9.95       $.63         $.21       $ .84        $.63                                 $.63
 1993              $10.16       $.62         $.45       $1.07        $.61                                 $.61
 1994              $10.62       $.59        ($.39)      $ .20        $.59                                 $.59
 1995              $10.23       $.58         $.23       $ .81        $.58                                 $.58
 Class C
 (1/4/94)
 1994(a)           $10.91       $.19        ($.69)     ($ .50)       $.20                                 $.20
 1995              $10.21       $.52         $.23       $ .75        $.52                                 $.52
Kansas
 (1/9/92)
 1992(a)           $ 9.58       $.19         $.07       $ .26        $.19                                 $.19
 1993              $ 9.65       $.58         $.73       $1.31        $.58                                 $.58
 1994              $10.38       $.56        ($.47)      $ .09        $.57        $.07                     $.64
 1995              $ 9.83       $.55         $.18       $ .73        $.55                                 $.55
Kentucky
 Class A
 (5/4/87)
 1987(a)           $ 9.58       $.02        ($.23)     ($ .21)
 1988              $ 9.37       $.66         $.02       $ .68        $.67                                 $.67
 1989              $ 9.38       $.67         $.60       $1.27        $.67        $.01                     $.68
 1990              $ 9.97       $.66        ($.05)      $ .61        $.66        $.05                     $.71
 1991              $ 9.87       $.66         $.32       $ .98        $.66                                 $.66
 1992              $10.19       $.66         $.27       $ .93        $.66        $.01                     $.67
 1993              $10.45       $.64         $.62       $1.26        $.65                                 $.65
 1994              $11.06       $.62        ($.40)      $ .22        $.63                                 $.63
 1995              $10.65       $.61         $.35       $ .96        $.62                                 $.62

    Fund Name
   Share Class
(Inception Date)            Performance                              Ratios/Supplemental Data
----------------    ---------------------------     ------------------------------------------------------------
                                                                                    Ratio of
                                                                                      Net
                                                                    Ratio of       Investment
                                                    Net Assets      Expenses       Income to
                     Net Asset                        End of       to Average       Average         Portfolio
   Year Ended        Value End         Total          Period           Net            Net           Turnover
     May 31,         of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
----------------   ------------    ------------    ------------   ------------    ------------    -------------
Florida
 (6/15/90)
  1991(a)              $ 9.87           9.81%        136,509          0.19%           6.86%          152.36%
 1992                  $10.18          10.32%        276,811          0.26%           6.59%           49.72%
 1993                  $10.76          12.49%        369,123          0.45%           6.01%           22.60%
 1994                  $10.38           2.00%        372,082          0.58%           5.51%           31.92%
 1995                  $10.63           8.43%        341,374          0.73%           5.71%           52.67%

Florida Intermediate
 Class A
 (2/1/94)
 1994(a)               $ 9.66           1.75%            964          0.29%           3.79%           28.15%
 1995                  $10.05           8.42%          3,898          0.67%           4.74%          105.01%
 Class C
 (2/2/94)
 1994(a)               $ 9.66           1.33%          1,058          0.68%           3.42%           28.15%
 1995                  $10.05           7.80%          1,765          1.19%           4.19%          105.01%
Georgia
 Class A
 (3/27/86)
 1986(a)               $ 9.46          (1.80%)         8,384          0.83%           5.48%            5.98%
 1987                  $ 9.19           4.13%         33,388          0.71%           6.37%           40.71%
 1988                  $ 9.30           8.61%         29,701          0.91%           7.14%           46.35%
 1989                  $ 9.88          13.77%         35,637          0.96%           6.74%           23.08%
 1990                  $ 9.67           4.55%         36,034          0.84%           6.62%           34.30%
 1991                  $ 9.95           9.90%         44,829          0.72%           6.60%           24.09%
 1992                  $10.16           8.81%         70,650          0.57%           6.31%           21.19%
 1993                  $10.62          10.84%        101,196          0.62%           5.88%           29.51%
 1994                  $10.23           1.83%        123,068          0.70%           5.47%           39.48%
 1995                  $10.46           8.31%        113,354          0.83%           5.79%           39.94%
 Class C
 (1/4/94)
 1994(a)               $10.21         (10.96%)         4,348          1.27%           4.55%           39.48%
 1995                  $10.44           7.72%          6,973          1.38%           5.18%           39.94%
Kansas
 (1/9/92)
 1992(a)               $ 9.65           5.95%          9,552          0.40%           5.11%           59.26%
 1993                  $10.38          14.15%         62,585          0.11%           5.74%           55.70%
 1994                  $ 9.83           0.62%         80,060          0.26%           5.37%           93.45%
 1995                  $10.01           7.80%         83,683          0.54%           5.67%           71.50%
Kentucky
 Class A
 (5/4/87)
 1987(a)               $ 9.37         (29.63%)         6,063          0.18%           2.66%           45.30%
 1988                  $ 9.38           7.79%         40,945          0.51%           7.09%           36.42%
 1989                  $ 9.97          14.31%         72,059          0.67%           6.94%           32.03%
 1990                  $ 9.87           6.92%        111,234          0.75%           6.63%           56.69%
 1991                  $10.19          10.37%        142,449          0.72%           6.65%           23.35%
 1992                  $10.45           9.46%        207,395          0.62%           6.39%            5.07%
 1993                  $11.06          12.41%        309,223          0.61%           5.96%           14.74%
 1994                  $10.65           1.90%        369,495          0.58%           5.60%           12.26%
 1995                  $10.99           9.42%        394,457          0.68%           5.85%           28.28%

                                      5

Financial Highlights

   Fund Name
  Share Class
   (Inception                     Income from
     Date)                   Investment Operations                              Less Distributions
 -------------- ------------------------------------------------- ------------------------------------------------
                                         Net Realized              Dividends    Distri-
                 Net Asset               & Unrealized Total From   From Net     butions
                   Value         Net     Gains(Loss)   Invest-      Invest-      From       Returns      Total
   Year Ended    Beginning   Investment       on         ment        ment       Capital       of        Distri-
    May 31,      of Period     Income     Securities  Operations    Income       Gains      Capital     butions
 --------------------------------------- ------------------------------------------------------------ ------------
 Class C
 (10/4/93)
 1994(a)           $11.46       $.36        ($.81)     ($ .45)       $.36                                 $.36
 1995              $10.65       $.55         $.35       $ .90        $.56                                 $.56
Louisiana
 Class A
 (9/12/89)
  1990(a)          $ 9.58       $.44         $.04       $ .48        $.43                                 $.43
 1991              $ 9.63       $.66         $.40       $1.06        $.67                                 $.67
 1992              $10.02       $.65         $.35       $1.00        $.65        $.07                     $.72
 1993              $10.30       $.64         $.67       $1.31        $.63        $.05                     $.68
 1994              $10.93       $.61        ($.40)      $ .21        $.62        $.04                     $.66
 1995              $10.48       $.60         $.32       $ .92        $.60                                 $.60
 Class C
 (2/2/94)
 1994(a)           $11.29       $.16        ($.81)     ($ .65)       $.16                                 $.16
 1995              $10.48       $.54         $.32       $ .86        $.54                                 $.54
Michigan
 Class A
 (6/27/85)
 1986(a)           $ 9.58       $.65         $.57       $1.22        $.66                                 $.66
 1987              $10.14       $.71        ($.14)      $ .57        $.70        $.06                     $.76
 1988              $ 9.95       $.72         $.15       $ .87        $.72                                 $.72
 1989              $10.10       $.71         $.57       $1.28        $.71                                 $.71
 1990              $10.67       $.70        ($.06)      $ .64        $.70                                 $.70
 1991              $10.61       $.69         $.20       $ .89        $.70                                 $.70
 1992              $10.80       $.69         $.32       $1.01        $.69                                 $.69
 1993              $11.12       $.68         $.65       $1.33        $.68                                 $.68
 1994              $11.77       $.66        ($.43)      $ .23        $.66        $.03                     $.69
 1995              $11.31       $.65         $.28       $ .93        $.65                                 $.65
 Class C
 (6/22/93)
 1994(a)           $11.86       $.54        ($.52)      $ .02        $.55        $.03                     $.58
 1995              $11.30       $.58         $.28       $ .86        $.58                                 $.58
Missouri
 Class A
 (8/3/87)
 1988(a)           $ 9.58       $.49        ($.26)      $ .23        $.51                                 $.51
 1989              $ 9.30       $.65         $.57       $1.22        $.65        $.01                     $.66
 1990              $ 9.86       $.65        ($.10)      $ .55        $.65                                 $.65
 1991              $ 9.76       $.65         $.28       $ .93        $.65                                 $.65
 1992              $10.04       $.65         $.29       $ .94        $.65        $.01                     $.66
 1993              $10.32       $.64         $.60       $1.24        $.63        $.06                     $.69
 1994              $10.87       $.61        ($.34)      $ .27        $.61        $.03                     $.64
 1995              $10.50       $.60         $.22       $ .82        $.60                                 $.60
 Class C
 (2/2/94)
 1994(a)           $11.33       $.02        ($.83)     ($ .81)       $.02                                 $.02
 1995              $10.50       $.53         $.23       $ .76        $.54                                 $.54
New Jersey
 (9/16/92)
 1993(a)           $ 9.58       $.38         $.54       $ .92        $.38                                 $.38
 1994              $10.12       $.57        ($.23)      $ .34        $.57        $.10                     $.67
 1995              $ 9.79       $.55         $.30       $ .85        $.55                                 $.55

    Fund Name
   Share Class
(Inception Date)            Performance                              Ratios/Supplemental Data
----------------    ---------------------------     ------------------------------------------------------------
                                                                                    Ratio of
                                                                                      Net
                                                                    Ratio of       Investment
                                                    Net Assets      Expenses       Income to
                     Net Asset                        End of       to Average       Average         Portfolio
   Year Ended        Value End         Total          Period           Net            Net           Turnover
     May 31,         of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
----------------   ------------    ------------    ------------   ------------    ------------    -------------
 Class C
 (10/4/93)
 1994(a)               $10.65          (5.88%)        11,172          1.08%           4.96%           12.26%
 1995                  $10.99           8.82%         15,831          1.23%           5.27%           28.28%
Louisiana
 Class A
 (9/12/89)
  1990(a)              $ 9.63           6.52%         16,678          0.44%           6.40%           32.42%
 1991                  $10.02          11.47%         27,762          0.38%           6.79%           57.02%
 1992                  $10.30          10.35%         38,873          0.49%           6.43%           42.51%
 1993                  $10.93          13.12%         54,483          0.61%           5.95%           29.25%
 1994                  $10.48           1.77%         66,821          0.66%           5.56%           22.40%
 1995                  $10.80           9.20%         68,145          0.83%           5.80%           43.90%
 Class C
 (2/2/94)
 1994(a)               $10.48         (17.21%)         1,501          1.23%           4.79%           22.40%
 1995                  $10.80           8.59%          3,220          1.37%           5.21%           43.90%
Michigan
 Class A
 (6/27/85)
 1986(a)               $10.14          14.76%         44,647          0.81%           7.01%           79.15%
 1987                  $ 9.95           6.60%         82,007          0.78%           6.71%           89.44%
 1988                  $10.10           8.95%         73,481          0.94%           7.11%           78.48%
 1989                  $10.67          13.12%         84,608          0.96%           6.80%           54.03%
 1990                  $10.61           6.21%        102,519          0.95%           6.54%           46.75%
 1991                  $10.80           8.73%        134,243          0.90%           6.56%           23.01%
 1992                  $11.12           9.74%        176,584          0.81%           6.34%           11.48%
 1993                  $11.77          12.27%        227,333          0.81%           5.85%            9.55%
 1994                  $11.31           1.87%        242,993          0.75%           5.56%           27.78%
 1995                  $11.59           8.57%        250,380          0.80%           5.82%           36.57%
 Class C
 (6/22/93)
 1994(a)               $11.30            .19%         30,042          1.25%           4.89%           27.78%
 1995                  $11.58           7.98%         37,122          1.35%           5.25%           36.57%
Missouri
 Class A
 (8/3/87)
 1988(a)               $ 9.30           2.98%          7,786          0.50%           6.32%          118.90%
 1989                  $ 9.86          13.70%         13,028          0.69%           6.80%           68.60%
 1990                  $ 9.76           5.89%         19,080          0.66%           6.64%           35.84%
 1991                  $10.04           9.92%         43,391          0.58%           6.57%           44.08%
 1992                  $10.32           9.70%         76,069          0.47%           6.39%           31.73%
 1993                  $10.87          12.54%        144,775          0.55%           5.99%           33.26%
 1994                  $10.50           2.42%        187,347          0.62%           5.52%           34.30%
 1995                  $10.72           8.19%        205,089          0.67%           5.78%           40.08%
 Class C
 (2/2/94)
 1994(a)               $10.50         (17.62%)         1,877          1.15%           4.44%           34.30%
 1995                  $10.72           7.60%          3,989          1.20%           5.19%           40.08%
New Jersey
 (9/16/92)
 1993(a)               $10.12          13.02%          2,388          0.00%           5.43%           75.40%
 1994                  $ 9.79           3.24%          4,880          0.01%           5.52%           90.63%
 1995                  $10.09           9.16%          7,723          0.36%           5.75%           33.58%


                                      6

Financial Highlights

   Fund Name
  Share Class
   (Inception                     Income from
     Date)                   Investment Operations                              Less Distributions
 -------------- ------------------------------------------------- ------------------------------------------------
                                         Net Realized              Dividends    Distri-
                 Net Asset               & Unrealized Total From   From Net     butions
                   Value         Net     Gains(Loss)   Invest-      Invest-      From       Returns      Total
   Year Ended    Beginning   Investment       on         ment        ment       Capital       of        Distri-
    May 31,      of Period     Income     Securities  Operations    Income       Gains      Capital     butions
 --------------------------------------- ------------------------------------------------------------ ------------
New Jersey
Intermediate
 (9/16/92)
 1993(a)           $ 9.70       $.34        $ .45       $ .79        $.34                                 $.34
 1994              $10.15       $.53       ($ .10)      $ .43        $.52        $.02                     $.54
 1995              $10.04       $.50        $ .22       $ .72        $.51                                 $.51
New Mexico
 (9/16/92)
 1993(a)           $ 9.58       $.37        $ .46       $ .83        $.37                                 $.37
 1994              $10.04       $.53       ($ .33)      $ .20        $.53        $.03                     $.56
 1995              $ 9.68       $.52        $ .33       $ .85        $.52                                 $.52
New York
 (1/16/91)
 1991(a)           $ 9.58       $.22        $ .11       $ .33        $.22                                 $.22
 1992              $ 9.69       $.68        $0.41       $1.09        $.68                                 $.68
 1993              $10.10       $.66        $ .88       $1.54        $.66        $.07                     $.73
 1994              $10.91       $.64       ($ .37)      $ .27        $.64        $.16                     $.80
 1995              $10.38       $.62        $ .24       $ .86        $.62                                 $.62
North Carolina
 Class A
 (3/27/86)
 1986(a)           $ 9.58       $.08       ($ .40)     ($ .32)       $.09                                 $.09
 1987              $ 9.17       $.61       ($ .36)      $ .25        $.61                    $.01         $.62
 1988              $ 8.80       $.62        $ .13       $ .75        $.62                                 $.62
 1989              $ 8.93       $.62        $ .66       $1.28        $.62                                 $.62
 1990              $ 9.59       $.61       ($ .13)      $ .48        $.61                                 $.61
 1991              $ 9.46       $.61        $ .24       $ .85        $.61                                 $.61
 1992              $ 9.70       $.60        $ .27       $ .87        $.60                                 $.60
 1993              $ 9.97       $.58        $ .55       $1.13        $.59                                 $.59
 1994              $10.51       $.57       ($ .42)      $ .15        $.58                                 $.58
 1995              $10.08       $.57        $ .15       $ .72        $.57                                 $.57
 Class C
 (10/4/93)
 1994(a)           $11.69       $.46       ($ .49)     ($ .03)       $.46                                 $.46
 1995              $10.06       $.51        $ .16       $ .67        $.51                                 $.51
Ohio
 Class A
 (6/27/85)
 1986(a)           $ 9.58       $.66        $ .56       $1.22        $.68                                 $.68
 1987              $10.12       $.71       ($ .25)      $ .46        $.71        $.05                     $.76
 1988              $ 9.82       $.71        $ .23       $ .94        $.71        $.01                     $.72
 1989              $10.04       $.69        $ .51       $1.20        $.70                                 $.70
 1990              $10.54       $.69       ($ .09)      $ .60        $.69                                 $.69
 1991              $10.45       $.68        $ .28       $ .96        $.69                                 $.69
 1992              $10.72       $.68        $ .33       $1.01        $.68                                 $.68
 1993              $11.05       $.66        $ .54       $1.20        $.66                                 $.66
 1994              $11.59       $.64       ($ .38)      $ .26        $.64                                 $.64
 1995              $11.21       $.64        $ .22       $ .86        $.64                                 $.64
 Class C
 (8/3/93)
 1994(a)           $11.69       $.46       ($ .49)     ($ .03)       $.46                                 $.46
 1995              $11.20       $.57        $ .23       $ .80        $.57                                 $.57

    Fund Name
   Share Class
(Inception Date)            Performance                              Ratios/Supplemental Data
----------------    ---------------------------     ------------------------------------------------------------
                                                                                    Ratio of
                                                                                      Net
                                                                    Ratio of       Investment
                                                    Net Assets      Expenses       Income to
                     Net Asset                        End of       to Average       Average         Portfolio
   Year Ended        Value End         Total          Period           Net            Net           Turnover
     May 31,         of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
----------------   ------------    ------------    ------------   ------------    ------------    -------------
New Jersey
Intermediate
 (9/16/92)
 1993(a)               $10.15          11.07%          5,649          0.40%           4.84%           28.93%
 1994                  $10.04           4.27%          9,321          0.16%           5.10%           26.50%
 1995                  $10.25           7.42%          9,217          0.69%           5.04%           35.32%
New Mexico
 (9/16/92)
 1993(a)               $10.04          11.72%         31,499          0.14%           5.28%           36.11%
 1994                  $ 9.68           1.92%         51,167          0.40%           5.24%           38.88%
 1995                  $10.01           9.25%         52,150          0.67%           5.48%           38.06%
New York
 (1/16/91)
 1991(a)               $ 9.69           8.14%          9,496          0.16%           6.14%           17.41%
 1992                  $10.10          11.71%         20,701          0.18%           6.89%           36.89%
 1993                  $10.91          15.87%         33,996          0.28%           6.28%           45.65%
 1994                  $10.38           2.38%         48,434          0.30%           5.83%           59.70%
 1995                  $10.62           8.74%         49,018          0.43%           6.15%           58.69%
North Carolina
 Class A
 (3/27/86)
 1986(a)               $ 9.17         (19.48%)        13,960          0.67%           4.75%           17.30%
 1987                  $ 8.80           2.54%         66,110          0.49%           6.48%           68.72%
 1988                  $ 8.93           8.77%         68,077          0.83%           6.93%           75.14%
 1989                  $ 9.59          14.78%         87,539          0.92%           6.66%           21.17%
 1990                  $ 9.46           5.16%         96,348          0.94%           6.40%           34.37%
 1991                  $ 9.70           9.28%        108,917          0.99%           6.36%           11.52%
 1992                  $ 9.97           9.30%        131,488          0.98%           6.10%           16.91%
 1993                  $10.51          11.66%        169,944          0.95%           5.70%           11.52%
 1994                  $10.08           1.30%        196,087          0.89%           5.41%           21.23%
 1995                  $10.23           7.45%        191,850          0.91%           5.73%           34.67%
 Class C
 (10/4/93)
 1994(a)               $11.20          (0.17%)        25,674          1.46%           4.79%            9.14%
 1995                  $10.22           6.97%          6,049          1.46%           5.13%           34.67%
Ohio
 Class A
 (6/27/85)
 1986(a)               $10.12          14.71%         76,998          0.75%           7.18%           62.12%
 1987                  $ 9.82           5.33%        153,333          0.76%           6.78%          108.69%
 1988                  $10.04          10.12%        157,511          0.88%           7.16%           84.63%
 1989                  $10.54          12.36%        195,135          0.93%           6.79%           37.45%
 1990                  $10.45           5.86%        231,311          0.96%           6.56%           41.83%
 1991                  $10.72           9.57%        268,213          1.02%           6.53%           13.88%
 1992                  $11.05           9.77%        325,273          0.95%           6.24%           17.50%
 1993                  $11.59          11.20%        410,467          0.96%           5.81%           14.93%
 1994                  $11.21           2.24%        445,272          0.93%           5.48%            9.14%
 1995                  $11.43           7.99%        445,566          0.95%           5.78%           31.25%
 Class C
 (8/3/93)
 1994(a)               $11.20          (0.17%)        25,674          1.46%           4.79%            9.14%
 1995                  $11.43           7.50%         28,461          1.50%           5.21%           31.25%

                                      7

Financial Highlights


   Fund Name
  Share Class
   (Inception                     Income from
     Date)                   Investment Operations                              Less Distributions
 -------------- ------------------------------------------------- ------------------------------------------------
                                         Net Realized              Dividends    Distri-
                 Net Asset               & Unrealized Total From   From Net     butions
                   Value         Net     Gains(Loss)   Invest-      Invest-      From       Returns      Total
   Year Ended    Beginning   Investment       on         ment        ment       Capital       of        Distri-
    May 31,      of Period     Income     Securities  Operations    Income       Gains      Capital     butions
 --------------------------------------- ------------------------------------------------------------ ------------
Pennsylvania (e)
 Class A
 (10/29/86)
 1987(a)           $ 9.58       $.35        ($.75)     ($ .40)      $.35                                 $.35
 1988              $ 8.83       $.65         $.18       $ .83       $.65                                 $.65
 1989              $ 9.01       $.64         $.48       $1.12       $.64                                 $.64
 1990              $ 9.49       $.63        ($.10)      $ .53       $.63                                 $.63
 1991              $ 9.39       $.62         $.22       $ .84       $.63                                 $.63
 1992              $ 9.60       $.63         $.30       $ .93       $.63                                 $.63
 1993              $ 9.90       $.62         $.47       $1.09       $.61                                 $.61
 1994              $10.38       $.61        ($.32)      $ .29       $.61                                 $.61
 1995              $10.06       $.60         $.16       $ .76       $.61                                 $.61
 Class C
 (2/2/94)
 1994(a)           $10.71       $.16        ($.64)     ($ .48)      $.17                                 $.17
 1995              $10.06       $.54         $.16       $ .70       $.55                                 $.55
South Carolina
 (7/6/93)
 1994(a)           $ 9.58       $.42        ($.38)      $ .04       $.39        $.03                     $.42
 1995              $ 9.20       $.50         $.25       $ .75       $.50                                 $.50
Tennessee
 Class A
 (11/2/87)
 1988(a)           $ 9.58       $.35         $.09       $ .44       $.37                                 $.37
 1989              $ 9.65       $.68         $.60       $1.28       $.67                                 $.67
 1990              $10.26       $.67        ($.15)      $ .52       $.67        $.02                     $.69
 1991              $10.09       $.67         $.26       $ .93       $.67        $.01                     $.68
 1992              $10.34       $.65         $.22       $ .87       $.65                                 $.65
 1993              $10.56       $.62         $.68       $1.30       $.63                                 $.63
 1994              $11.23       $.61        ($.43)      $ .18       $.61        $.02                     $.63
 1995              $10.78       $.60         $.23       $ .83       $.60                                 $.60
 Class C
 (10/4/93)
 1994(a)           $11.61       $.35        ($.83)     ($ .48)      $.34        $.01                     $.35
 1995              $10.78       $.54         $.22       $ .76       $.54                                 $.54
Virginia
 Class A
 (3/27/86)
 1986(a)           $ 9.58       $.09        ($.33)     ($ .24)      $.09                                 $.09
 1987              $ 9.25       $.63        ($.16)      $ .47       $.63                                 $.63
 1988              $ 9.09       $.64         $.19       $ .83       $.63                                 $.63
 1989              $ 9.29       $.64         $.46       $1.10       $.63                                 $.63
 1990              $ 9.76       $.64        ($.06)      $ .58       $.64                                 $.64
 1991              $ 9.70       $.63         $.28       $ .91       $.64                                 $.64
 1992              $ 9.97       $.63         $.27       $ .90       $.63                                 $.63
 1993              $10.24       $.62         $.62       $1.24       $.62        $.04                     $.66
 1994              $10.82       $.60        ($.31)      $ .29       $.60        $.15                     $.75
 1995              $10.36       $.59         $.20       $ .79       $.59                                 $.59
 Class C
 (10/4/93)
 1994(a)           $11.24       $.34        ($.78)     ($ .44)      $.34        $.10                     $.44
 1995              $10.36       $.53         $.20       $ .73       $.53                                 $.53
Wisconsin
 (6/1/94)
 1995(a)           $ 9.58       $.49         $.21       $ .70       $.49                                 $.49

    Fund Name
   Share Class
(Inception Date)            Performance                              Ratios/Supplemental Data
----------------    ---------------------------     ------------------------------------------------------------
                                                                                    Ratio of
                                                                                      Net
                                                                    Ratio of       Investment
                                                    Net Assets      Expenses       Income to
                     Net Asset                        End of       to Average       Average         Portfolio
   Year Ended        Value End         Total          Period           Net            Net           Turnover
     May 31,         of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
----------------   ------------    ------------    ------------   ------------    ------------    -------------
Pennsylvania (e)
 Class A
 (10/29/86)
 1987(a)               $ 8.83          (7.77%)        29,019          0.69%           6.29%           62.75%
 1988                  $ 9.01           9.70%         33,838          0.72%           7.28%           51.81%
 1989                  $ 9.49          12.79%         33,476          0.98%           6.84%           22.84%
 1990                  $ 9.39           5.70%         35,632          0.92%           6.65%           30.42%
 1991                  $ 9.60           9.26%         35,408          0.91%           6.63%           23.01%
 1992                  $ 9.90           9.98%         36,917          0.83%           6.47%           41.33%
 1993                  $10.38          11.34%         40,705          0.92%           6.07%           22.69%
 1994                  $10.06           2.70%         42,226          0.91%           5.80%           20.70%
 1995                  $10.21           7.90%         42,600          0.89%           6.08%           49.86%
 Class C
 (2/2/94)
 1994(a)               $10.06         (13.46%)         1,697          1.41%           4.91%           20.70%
 1995                  $10.21           7.31%          3,118          1.39%           5.50%           49.86%
South Carolina
 (7/6/93)
 1994(a)               $ 9.20            .15%          6,284          0.40%           4.82%           87.96%
 1995                  $ 9.45           8.54%          9,013          0.40%           5.54%           86.81%
Tennessee
 Class A
 (11/2/87)
 1988(a)               $ 9.65           7.50%         23,725          0.47%           6.35%           22.65%
 1989                  $10.26          13.89%         62,048          0.62%           6.80%           50.44%
 1990                  $10.09           5.53%         73,752          0.78%           6.57%           55.79%
 1991                  $10.34           9.73%         92,431          0.76%           6.60%           29.63%
 1992                  $10.56           8.66%        126,833          0.84%           6.18%           34.57%
 1993                  $11.23          12.60%        191,811          0.88%           5.66%           15.07%
 1994                  $10.78           1.55%        236,230          0.76%           5.42%           16.93%
 1995                  $11.01           8.04%        241,778          0.89%           5.64%           23.38%
 Class C
 (10/4/93)
 1994(a)               $10.78          (5.92%)        10,652          1.23%           4.80%           16.93%
 1995                  $11.00           7.35%         12,494          1.44%           5.08%           23.38%
Virginia
 Class A
 (3/27/86)
 1986(a)               $ 9.25         (33.49%)        12,568          0.70%           5.25%            8.61%
 1987                  $ 9.09           5.03%         32,698          0.68%           6.54%           74.56%
 1988                  $ 9.29           9.73%         31,748          0.88%           6.95%           75.07%
 1989                  $ 9.76          12.25%         37,151          0.97%           6.69%           17.88%
 1990                  $ 9.70           6.14%         41,596          0.91%           6.54%           35.22%
 1991                  $ 9.97           9.72%         48,062          0.91%           6.48%           22.02%
 1992                  $10.24           9.37%         64,628          0.75%           6.28%           26.59%
 1993                  $10.82          12.41%         96,105          0.68%           5.82%           30.33%
 1994                  $10.36           2.62%        107,502          0.64%           5.53%           17.37%
 1995                  $10.56           7.99%        112,643          0.79%           5.81%           50.17%
 Class C
 (10/4/93)
 1994(a)               $10.36          (7.13%)         4,759          1.14%           4.85%           17.37%
 1995                  $10.56           7.40%          6,537          1.34%           5.24%           50.17%
Wisconsin
 (6/1/94)
 1995(a)               $ 9.79           7.36%          8,278          0.39%           5.25%           51.74%


                                      8

Financial Highlights

   Fund Name
  Share Class
   (Inception                     Income from
     Date)                   Investment Operations                              Less Distributions
 -------------- ------------------------------------------------- ------------------------------------------------
                                         Net Realized              Dividends    Distri-
                 Net Asset               & Unrealized Total From   From Net     butions
                   Value         Net     Gains(Loss)   Invest-      Invest-      From       Returns      Total
   Year Ended    Beginning   Investment       on         ment        ment       Capital       of        Distri-
    May 31,      of Period     Income     Securities  Operations    Income       Gains      Capital     butions
 --------------------------------------- ------------------------------------------------------------ ------------
National Funds
All-American
 Class A
 (10/3/88)
 1989(a)           $ 9.58       $.46         $.23       $ .69        $.46                                 $.46
 1990              $ 9.81       $.71        ($.06)      $ .65        $.72        $.01                     $.73
 1991              $ 9.73       $.72         $.22       $ .94        $.72                                 $.72
 1992              $ 9.95       $.69         $.45       $1.14        $.69                                 $.69
 1993              $10.40       $.67         $.76       $1.43        $.67        $.09                     $.76
 1994              $11.07       $.65        ($.30)      $ .35        $.65        $.16                     $.81
 1995              $10.61       $.63         $.18       $ .81        $.63                                 $.63
 Class C
 (6/2/93)
 1994(a)           $11.09       $.57        ($.32)      $ .25        $.57        $.17                     $.74
 1995              $10.60       $.57         $.18       $ .75        $.57                                 $.57
Intermediate
 (9/15/92)
 1993(a)           $ 9.70       $.36         $.64       $1.00        $.35                                 $.35
 1994              $10.35       $.52        ($.13)      $ .39        $.52        $.06                     $.58
 1995              $10.16       $.51         $.13       $ .64        $.51                                 $.51
Limited Term
 (10/19/87)
 1988(a)           $ 9.75       $.36         $.13       $ .49        $.36                                 $.36
 1989              $ 9.88       $.62         $.02       $ .64        $.61                                 $.61
 1990              $ 9.91       $.64         $.01       $ .65        $.64                                 $.64
 1991              $ 9.92       $.63         $.13       $ .76        $.64                                 $.64
 1992              $10.04       $.60         $.26       $ .86        $.60        $.01                     $.61
 1993              $10.29       $.55         $.45       $1.00        $.55                                 $.55
 1994              $10.74       $.52        ($.13)      $ .39        $.52        $.01                     $.53
 1995              $10.60       $.51         $.04       $ .55        $.50                                 $.50

    Fund Name
   Share Class
(Inception Date)            Performance                              Ratios/Supplemental Data
----------------    ---------------------------     ------------------------------------------------------------
                                                                                    Ratio of
                                                                                      Net
                                                                    Ratio of       Investment
                                                    Net Assets      Expenses       Income to
                     Net Asset                        End of       to Average       Average         Portfolio
   Year Ended        Value End         Total          Period           Net            Net           Turnover
     May 31,         of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
----------------   ------------    ------------    ------------   ------------    ------------    -------------
National Funds
All-American
 Class A
 (10/3/88)
 1989(a)               $ 9.81          10.66%         25,644          0.00%           7.27%           56.53%
 1990                  $ 9.73           6.92%         49,013          0.42%           7.29%          131.58%
 1991                  $ 9.95          10.10%         79,557          0.42%           7.33%           93.99%
 1992                  $10.40          11.94%        129,525          0.56%           6.81%           85.69%
 1993                  $11.07          14.25%        170,831          0.65%           6.24%           72.49%
 1994                  $10.61           2.99%        159,867          0.62%           5.77%           81.29%
 1995                  $10.79           8.01%        185,495          0.76%           6.02%           70.54%
 Class C
 (6/2/93)
 1994(a)               $10.60           2.16%         39,997          1.09%           5.16%           81.29%
 1995                  $10.78           7.42%         45,242          1.31%           5.47%           70.54%
Intermediate
 (9/15/92)
 1993(a)               $10.35          14.06%         18,971          0.39%           4.98%          102.38%
 1994                  $10.16           3.72%         35,891          0.40%           4.93%           69.14%
 1995                  $10.29           6.63%         42,069          0.54%           5.15%          102.06%
Limited Term
 (10/19/87)
 1988(a)               $ 9.88           7.44%          9,835          0.41%           5.84%           66.91%
 1989                  $ 9.91           6.81%         13,446          0.56%           6.28%           50.00%
 1990                  $ 9.92           6.83%         19,018          0.70%           6.48%           38.23%
 1991                  $10.04           8.08%         67,471          0.56%           6.32%          166.77%
 1992                  $10.29           9.04%        284,479          0.47%           5.88%           48.35%
 1993                  $10.74          10.02%        570,518          0.70%           5.10%           19.84%
 1994                  $10.60           3.58%        704,627          0.70%           4.76%           22.16%
 1995                  $10.65           5.41%        569,196          0.74%           4.88%           19.74%

(a) Since commencement of investment operations as stated above.
(b) Annualized.
(c) Annualization is not appropriate.
(d) The total returns shown do not include the effect of front-end or contingent deferred sales loads and are annualized in first year after commencement of investment operations.
(e) Financial highlights prior to June 1, 1995 are from Flagship Pennsylvania Triple Tax Exempt Fund, predecessor to the current Pennsylvania Fund.
The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

The Funds and Their Objectives

Each Fund is a series of Flagship Tax Exempt Funds Trust and is actively, professionally managed, independent of the others. The diversified Funds are marked with an asterisk in the "Fees and Expenses" chart above. All other Funds are non-diversified and may invest, subject to certain federal tax requirements, a relatively high percentage of assets in the securities of a limited number of issuers. The securities of a non-diversified fund may be more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. In this Prospectus, all references to the "Funds" refer to the Trust and its Funds unless expressly noted otherwise.

The Funds include State, National and Insured tax exempt portfolios. Each of the Funds will seek high current after tax income free from federal ordinary income tax consistent with liquidity and preservation of capital, by investing primarily in portfolios of investment grade municipal obligations. The foregoing is fundamental to each Fund and cannot be changed without shareholder approval. There can be no assurance that the objective of the Funds will be achieved. The State Funds seek to pay income that is also free of the particular state and, in some cases local, income taxes. For the National and Insured Funds, a portion of dividend income paid from securities issued by your state of residence or U.S. Territories may be exempt from state or local income taxes. The Insured Funds pursue the same objectives as the National Funds, but will invest only in insured municipal obligations. On average, no more than 20% of the Funds' assets will be invested in assets subject to the alternative minimum tax, except the Kentucky Limited Term Municipal Bond Fund which may invest more than 20% of its assets in assets subject to the alternative minimum tax.

What the Funds Own and Their Strategies

Fund Holdings

Each Fund's investments may be long-term (usually called bonds) or short-term (usually called notes or tax exempt commercial paper). The two primary types of tax exempt bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's full faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or type of facilities or, in some cases, from the proceeds of a special tax or other identified revenue source. Obligations of territories and possessions of the United States (such as Puerto Rico, Guam and the United States Virgin Islands) also qualify for investment by each Fund. From time to time, each Fund may also invest up to 10% of its assets in tax exempt funds, including tax exempt money market funds, subject to the requirements of applicable law. Such investments will result in shareholders paying duplicate or multiple fees, as such funds incur expenses similar to those of the Flagship Funds. The Manager will only invest in such funds when it believes their yields are beneficial, even including multiple fees.

It is possible that a single Fund (or all Funds) from time to time will invest more than 25% of its assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Industrial Development Bonds, Airport Bonds or U.S. Territorial Bonds. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

Each Fund may invest in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations. It is possible that more than 5% of a Fund's net assets will be invested in municipal leases which, under Securities and Exchange Commission ("SEC") guidelines, have been determined to be liquid securities by the Board of Trustees or by the Manager under procedures established by the Trustees. See the SAI for more details and a discussion of the special risks of investing in these securities.

Quality

Each State and National Fund will generally invest all of its assets in investment-grade obligations that are rated at the date of purchase:
(1) in the case of long-term obligations, in the four highest ratings of Standard & Poor's Ratings Group(R) ("S&P") (AAA, AA, A and BBB) or Moody's Investor Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, and BBB);
(2) in the case of bonds not rated by an agency, each Fund may also invest in unrated obligations that the Manager believes to be equivalent to at least a BBB rating;
(3) in the case of short-term notes, SP-1 through SP-2 by S&P or MIG 1 through MIG 4 by Moody's;
(4) in the case of tax-exempt commercial paper, A-1+ through A-2 by S&P or Prime-1 through Prime-2 by Moody's; or
(5) in the case of tax-exempt funds, those funds that invest only in comparable quality securities.

For a description of such ratings, see Appendix I to the SAI. According to these descriptions, securities rated in these categories are regarded as having capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." For example, according to S&P, AAA bonds exhibit extremely strong capacity, while BBB bonds normally exhibit adequate protection parameters, although adverse economic conditions or other changes are more likely to lead to a weakened capacity. Securities rated Baa are regarded by Moody's as having some speculative characteristics. Securities rated BBB by Fitch are considered to have adequate capacity, although adverse changes in economic conditions and circumstances are more likely to have an adverse impact than for higher-rated categories. For a discussion of the quality of the Insured Funds' holdings, please see "Flagship National Tax Exempt Funds."

Maturity

Any Flagship Fund with "short term" in its name indicates a dollar-weighted average maturity of 1 to 3 years; "limited term" as 1 to 7 years; and "intermediate term" as 5 to 10 years. Unless so named, the Fund is a long-term portfolio whose dollar-weighted average maturity is 15 to 25 years. No Fund has any restrictions on the maturity of the obligations in its portfolio and may lengthen or shorten the average dollar weighted maturity in light of market conditions and the Manager's expectations. Under certain circumstances a Fund may invest in nominally long-term securities that have many of the features of shorter-term securities, and the maturities of these securities would be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature.

NAV and Yield Variations

Yields on tax-exempt securities vary depending on a variety of factors, including the general condition of the financial markets and of the tax-exempt securities market in particular, the size of a particular offering, the maturity of the obligation and the creditworthiness of the issue. Generally, tax-exempt securities of longer maturities, as measured by their duration, produce higher current yields, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are tax-exempt securities with shorter maturities. Similarly, lower-rated tax-exempt securities generally produce a higher yield than better-rated tax-exempt securities, due to the perception of a greater degree of risk in the ability of the issuer to pay principal and interest obligations.

Hedging and Other Defensive Actions

Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment by making another investment whose price should tend to move in the opposite direction. The Trustees and Manager of the Funds believe it is desirable to partially hedge portfolios against adverse changes in market value in various market environments.

No Fund will engage in hedging transactions for speculative purposes. Only index and financial futures, as well as related 'put' and 'call' options on them, will be used to protect portfolio capital values. The Funds will not purchase exotic derivative securities.

o An index future is a contract to buy or sell units of a particular securities index at an agreed upon price on a specified future date, and is settled in cash.

o A financial future is similar to an index future, except the trade is settled with the underlying securities.

o Put features let the holder sell back a security to the issuer or a financial intermediary in exchange for periodic fees or a lower interest rate. The put provider can impact the creditworthiness of the put security.

o An option on an index or financial future gives the holder the right to take over the seller's position in the future's contract at an agreed upon option price.

The above securities and the risk of transacting them are described more fully in the SAI.

Each Fund reserves the right, if necessary in the judgment of the Trustees and the Manager for liquidity or defensive purposes (such as an inadequate market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in related, adequately collateralized repurchase agreements.

"When Issued" Transactions

Each Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since each Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or segregate high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. If a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies, and not for the purpose of investment leverage.

Nonpublic Securities

Each Fund may invest in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available up to the amounts permitted by applicable law, including up to 5% in adequately collateralized repurchase agreements of more than seven-day maturity.

Borrowing

Each Fund reserves the right to borrow from banks up to 10% of the value of its assets for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests and to secure such borrowings to the extent required by agreement or law.

Portfolio Transactions

The Funds will not seek capital gain or appreciation. However, the Funds may sell securities held in their portfolios and, as a result, realize capital gain or loss, for the following purposes: to eliminate unsafe investments and those not consistent with the preservation of the capital or tax status of the Funds; to honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; to reinvest earnings from portfolio securities in like securities; or to defray normal administrative expenses.

Flagship State Tax Exempt Funds

General Factors

Because individual State Funds will generally invest primarily in securities of issuers within their state, political and economic factors affecting the particular state could also affect the creditworthiness, and thus the value, of that Fund's portfolio. Many factors, including national economic, social and environmental policies and conditions, as well as natural disasters, most of which are outside the control of the state or the issuers, could affect or could have an adverse impact on the financial condition of any or all of the various states or their subdivisions. States may suffer fiscal problems as a result of cutbacks by the federal government, cost cutting and reduced tax revenues. Flagship is unable to predict whether or to what extent such factors or future conditions may affect the states, issuers of bonds acquired for the Funds and the impact on their abilities to meet payment obligations.

Some state-specific economic factors and bond ratings are provided below as of January 1, 1995 (unless otherwise noted), as well as national averages for comparison purposes. Unless otherwise indicated, shares are exempt from state property taxes, and there are no other material tax considerations for state residents except as discussed under "Taxes." See the SAI for further information.

National Averages

   The national average personal income was $21,809 and the unemployment rate was 6.1% in 1994.

Alabama - In 1994, Alabama population was 4,219,000, average personal income was $18,010 and the unemployment rate was 6.0%. Alabama's economy is distributed relatively evenly between manufacturing, trade, and government. 1993 general fund revenues were $.79 billion against expenditures of $.80 billion. General obligation bonds are rated Aa by Moody's, AA by Standard & Poor's and AA by Fitch.

Arizona - In 1994, Arizona population was 4,075,000, average personal income was $19,001 and the unemployment rate was 6.4%. Arizona's economy is based primarily on employment in the government and service sectors. 1994 general fund revenues were $4.044 billion against expenditures of $3.935 billion. There are no general obligation ratings, however, outstanding certificates of participation are rated A by Moody's.

Arkansas - In 1994, Arkansas population was 2,453,000, average personal income was $16,898, and the unemployment rate was 5.3%. The non-farming economy of Arkansas is based primarily on manufacturing. 1994 general fund revenues were $6.961 billion against expenditures of $6.364 billion. General obligation ratings are Aa by Moody's and AA by Standard & Poor's.

California - In 1994, California population was 31,431,000, average personal income was $22,493 and the unemployment rate was 8.6%. California's economy is based primarily on the service industry. 1993 general fund revenues were $40.653 billion against expenditures of $39.816 billion. General obligation ratings are A1 by Moody's, A by Standard & Poor's and A by Fitch.

Tax Considerations: Distributions attributable to interest on obligations of California or its political subdivisions, the United States, Puerto Rico, the U.S. Virgin Islands or Guam are exempt from California income tax, provided that, at the close of each quarter, at least 50% of Fund assets consist of such obligations.

Colorado - In 1994, Colorado population was 3,656,000, average personal income was $22,333 and the unemployment rate was 4.2%. Colorado's economy is based primarily on services. 1994 general fund revenues were $5.41 billion against expenditures of $4.74 billion. There is no outstanding general obligation debt, but outstanding lease obligations are rated A by Moody's and AAA by Standard & Poor's.

Connecticut - In 1994, Connecticut population was 3,275,000, average personal income was $29,402 and the unemployment rate was 5.6%. Connecticut's economy is based primarily on the service sector. 1994 general fund revenues were $8.907 billion against expenditures of $8.897 billion. General obligation ratings are Aa by Moody's, AA- by Standard & Poor's and AA by Fitch.

Tax Considerations: Distributions attributable to interest on obligations with respect to which taxation is prohibited by federal law are exempt from Connecticut income tax, provided that, at the close of each quarter, at least 50% of Fund assets consist of such obligations. Interest attributable to obligations of Connecticut or its political subdivisions are not subject to Connecticut tax.

Florida - In 1994, Florida population was 13,953,000, average personal income was $21,677 and the unemployment rate was 6.8%. Florida's economy is based primarily on the service sector, which includes tourism. 1994 general fund revenues were $12.44 billion against expenditures of $10.91 billion. General obligation ratings are Aa by Moody's, AA by Standard & Poor's and AA by Fitch.

Tax Considerations: There is no Florida individual income tax. Shares are exempt from the Florida intangibles tax with respect to any calendar year, provided that, at the close of the preceding calendar year, all Fund assets consist of obligations of Florida or its political subdivisions, the United States, Puerto Rico, the U.S. Virgin Islands or Guam.

Georgia - In 1994, Georgia population was 7,055,000, average personal income was $20,251 and the unemployment rate was 5.2%. Georgia's economy is based heavily on trade, which is due primarily to its central location in the Southeast. 1994 general fund revenues were $9.41 billion against expenditures of $9.17 billion. General obligation ratings are Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch.

Tax Considerations: Shares are subject to the Georgia personal property intangibles tax.

Indiana - In 1994, Indiana population was 5,752,000, average personal income was $20,378 and the unemployment rate was 4.9%. Indiana's economy is based primarily on manufacturing. 1993 general fund revenues were $5.3 billion against expenditures of $5.2 billion. The state has no long-term debt, therefore there are no debt ratings to report.

Tax Considerations: Distributions attributable to interest on obligations of any state or its political subdivisions, the United States, Puerto Rico, the U.S. Virgin Islands or Guam are exempt from Indiana income tax.

Iowa - In 1994, Iowa population was 2,829,000, average personal income was $20,265 and the unemployment rate was 3.7%. Iowa's economy is based primarily on services. 1994 general fund revenues were $6.279 billion against expenditures of $5.643 billion. The State has no outstanding general obligation debt.

Tax Considerations: Distributions attributable to interest on (1) obligations of Iowa or its political subdivisions that are specifically exempt from taxation under the Iowa tax code, or (2) obligations of the United States, Puerto Rico, the U.S. Virgin Islands or Guam that are specifically exempt from state taxation pursuant to provisions in the United States Code are exempt from Iowa income tax so long as the Fund provides documentation of such exemption.

Kansas - In 1994, Kansas population was 2,554,000, average personal income was $20,896 and the unemployment rate was 5.3%. Kansas' economy is based primarily on agriculture. 1994 general fund revenues were $3.19 billion against expenditures of $2.93 billion. There is no long-term debt and thus are no ratings to report.

Tax Considerations: Distributions attributable to interest on (1) obligations of Kansas or its political subdivisions issued prior to January 1, 1988 and specifically exempt under the Kansas tax code, (2) any obligations of Kansas or its political subdivisions issued after December 31, 1987, and (3) any obligations of the United States, Puerto Rico, the U.S. Virgin

Islands or Guam are exempt from Kansas income tax. Shares are subject to the Kansas property tax but are exempt from the local intangibles taxes levied by counties, cities and townships.

Kentucky - In 1994, Kentucky population was 3,827,000, average personal income was $17,807 and the unemployment rate was 5.4%. Kentucky's economy is based primarily on trade. 1994 general fund revenues were $4.682 billion against expenditures of $3.801 billion. General obligation ratings are Aa by Moody's and AA by Standard & Poor's.

Tax Considerations: Shares are exempt from the Kentucky intangibles tax to the extent that they consist of obligations of Kentucky or its political subdivisions, the United States, Puerto Rico, the U.S. Virgin Islands or Guam.

Louisiana - In 1994, Louisiana population was 4,315,000, average personal income was $17,651 and the unemployment rate was 8.0%. Louisiana's economy is based primarily on services. 1994 unaudited general fund revenues were $10.55 billion against expenditures of $9.59 billion. General obligation ratings are Baa1 by Moody's and A by Standard & Poor's.

Tax Considerations: Shares are subject to the Louisiana property tax.

Michigan - In 1994, Michigan population was 9,496,000, average personal income was $22,333 and the unemployment rate was 5.9%. Michigan's economy is based primarily on services. Projected 1994 general fund revenues were $17.71 billion against expenditures of $16.16 billion. General obligation ratings are A1 by Moody's, AA by Standard & Poor's and AA by Fitch.

Tax Considerations: Shares acquired through purchases or reinvestment of dividends are not subject to Michigan intangible personal property tax to the extent that the Fund invests in obligations of Michigan or its political subdivisions, the United States, Puerto Rico, the U.S. Virgin Islands or Guam.

Missouri - In 1994, Missouri population was 5,278,000, average personal income was $20,717 and the unemployment rate was 4.9%. Missouri's economy is based primarily on services. 1994 general fund revenues were $7.68 billion against expenditures of $5.71 billion. General obligation ratings are Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch.

New Jersey - In 1994, New Jersey population was 7,904,000, average personal income was $28,038 and the unemployment rate was 6.8%. New Jersey's economy is based primarily on services. Projected 1994 general fund revenues were $9.92 billion against expenditures of $10.27 billion. General obligation ratings are Aa1 by Moody's, AA+ by Standard & Poor's and AA+ by Fitch.

Tax Considerations: Distributions attributable to interest or gain from obligations of New Jersey or its political subdivisions, the United States, Puerto Rico, the U.S. Virgin Islands, or Guam are exempt from New Jersey income tax if at least 80 percent of the aggregate principal amount of obligations held by the New Jersey Fund consists of such obligations.

New Mexico - In 1994, New Mexico population was 1,654,000, average personal income was $17,106 and the unemployment rate was 6.3%. New Mexico's economy is based primarily on services. 1994 unaudited general fund revenues were $2.564 billion against expenditures of $2.586 billion. General obligation ratings are Aa by Moody's and AA+ by Standard & Poor's.

New York - In 1994, New York population was 18,169,000, average personal income was $25,999 and the unemployment rate was 6.9%. New York's economy is based primarily on services. 1994 general fund revenues were $31.63 billion against expenditures of $30.99 billion. General obligation ratings are A by Moody's and A- by Standard & Poor's.

North Carolina - In 1994, North Carolina population was 7,070,000, average personal income was $19,669 and the unemployment rate was 4.4%. North Carolina's economy is based primarily on manufacturing. 1994 general fund revenues were $13.23 billion against expenditures of $10.80 billion General obligation ratings are Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch.

Tax Considerations: Capital gains distributions exempt from North Carolina income tax to the extent that they are attributable to gain from the sale or exchange of certain obligations of North Carolina or its political subdivisions, agencies or instrumentalities.

Ohio - In 1994, Ohio population was 11,102,000, average personal income was $20,928 and the unemployment rate was 5.5%. Ohio's non-farming economy is based primarily on services. 1994 general fund revenues were $14.95 billion against total expenditures of $12.77 billion. General obligation ratings are Aa by Moody's and AA by Standard & Poor's.

Tax Considerations: Distributions attributable to gains on the disposition of obligations of Ohio or its political subdivisions, Puerto Rico, the Virgin Islands and Guam exempt from Ohio personal income tax.

Oregon - In 1994, Oregon population was 3,086,000, average personal income was $20,419 and the unemployment rate was 5.4%. Oregon's economy is based primarily on services. 1993 general fund revenues were $2.869 billion against expenditures of $2.47 billion. General obligation ratings are AA- by Standard & Poor's, Aa by Moody's and AA by Fitch.

Pennsylvania - In 1994, Pennsylvania population was 12,052,000, average personal income was $22,324 and the unemployment rate was 6.2%. Pennsylvania's economy is based primarily on services. Projected 1994 general fund revenues were $15.0 billion against total expenditures of $14.9 billion. General obligation ratings are A1 by Moody's, AA- by Standard & Poor's and AA- by Fitch.

Tax Considerations: Individual shareholders not subject to (i) the Pennsylvania personal income tax on distributions to the extent that such distributions are attributable to gains on the disposition of obligations of Pennsylvania and its political sub-divisions, the United States, Puerto Rico, the U.S. Virgin Islands or Guam; and (ii) the Pennsylvania personal property tax on shares to the extent that the Fund's portfolio consists of such obligations.

South Carolina - In 1994, South Carolina population was 3,664,000, average personal income was $17,695 and the unemployment rate was 6.3%. South Carolina's economy includes a very diversified economic base. Continued growth is expected in the service industries, particularly tourism and manufacturing. 1994 general fund revenues were $4.14 billion against expenditures of $3.48 billion. General obligation ratings are Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch.

Tennessee - In 1994, Tennessee population was 5,175,000, average personal income was $19,482 and the unemployment rate was 4.8%. Tennessee's economic base is reasonably well diversified, with services the largest employment sector. 1994 general fund revenues were $6.02 billion against expenditures of $5.65 billion. General obligation ratings are Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch.

Tax Considerations: No state personal income tax. Qualified exempt-interest dividends exempt from the Hall Tax on interest and dividends.

Virginia - In 1994, Virginia population was 6,552,000, average personal income was $22,594 and the unemployment rate was 4.9%. Virginia's economy remains strong and diversified. Budgeted 1994 general fund revenues were $6.504 billion against expenditures of $5.772 billion. General obligation ratings are Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch.

Wisconsin - In 1994, Wisconsin population was 5,082,000, average personal income was $21,019 and the unemployment rate was 4.7%. Wisconsin's economy is based largely on services. 1994 general fund revenues were $12.6 billion against expenditures of $12.4 billion. General obligation ratings are Aa by Moody's, AA by Standard & Poor's and AA+ by Fitch.

Tax Considerations: Distributions attributable to certain obligations of Wisconsin or its political subdivisions, and certain obligations of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands or Guam are exempt from the Wisconsin income tax. The Wisconsin Fund intends to invest in obligations that will permit interest to be free from Wisconsin income tax.

Flagship National Tax Exempt Funds

National Funds

  Flagship Short Term Tax Exempt Fund
  Flagship Limited Term Tax Exempt Fund
  Flagship Intermediate Tax Exempt Fund
  Flagship All-American Tax Exempt Fund
  Flagship U.S. Territories Tax Exempt Fund

Flagship's National Tax Exempt Funds are designed for investors who want income free of federal income tax. A portion of dividend income paid from securities issued by your state of residence or U.S. Territories may be exempt from state income, personal property or intangibles tax. Please consult your tax adviser about the specific tax laws in your state.

These Funds are investment quality or better, nationally diversified portfolios of municipal securities, listed in order of increasing dollar weighted average maturity and increasing potential for price fluctuations.

Flagship U.S. Territories Tax Exempt Fund is a non-diversified portfolio investing in the long-term securities of Puerto Rico, Guam and the U. S. Virgin Islands. It seeks the highest current income of all the National Tax Exempt Funds.

Each National Fund pays income dividends that will vary with market conditions. The Short Term Tax Exempt Fund seeks to provide incrementally higher yields than tax-free money market funds, but lower than the Limited Term Tax Exempt Fund. The Intermediate Tax Exempt Fund seeks a higher yield than the Limited Term Fund, but less that the longer-term All-American Tax Exempt and U.S. Territories Funds, both of which seek high current income. The All-American Fund may be more actively managed among moderate-quality, value-added securities.

Insured Funds

  Flagship Insured Limited Term Tax Exempt Fund
  Flagship Insured Intermediate Tax Exempt Fund
  Flagship Insured Tax Exempt Fund

Flagship's Insured Tax Exempt Funds are nationally diversified portfolios which seek to minimize the credit risk of their holdings by investing only in municipal securities that are insured as to the payment of principal and interest by either a mutual fund portfolio, insurance policy or an insurance policy applicable to a specific security. Neither a Fund's value nor any of its securities is insured by the Federal Deposit Insurance Corporation. A Fund may also own municipal securities where such payments are guaranteed by an agency or instrumentality of the U.S. Government; or where such payments are secured by an escrow account consisting of obligations of the U.S. Government and which have an AAA or Aaa rating from either S&P or Moody's. In addition, a Fund may also invest in short-term securities that are rated within the highest grade by Moody's or S&P. The yield of an insured Fund will generally be lower than the Flagship National Tax Exempt Fund investing in non-insured securities of corresponding maturities. Please consult your tax adviser about the specific tax laws in your state.

How the Funds are Managed


The Funds' activities are managed under the direction of the Trustees. The Manager to each Fund is Flagship Financial Inc., whose principal business address is One Dayton Centre, One

South Main Street, Dayton, Ohio 45402-2030. The Manager is a wholly-owned subsidiary of Flagship Resources Inc., which is owned and/or controlled by Bruce P. Bedford and Richard P. Davis and members of their immediate families. Messrs. Bedford and Davis are each a Trustee and officer of the Funds and an officer and Director of the Manager and the Distributor. In accordance with the terms of separate Investment Advisory Agreements with each Fund (the "Advisory Agreements"), the Manager renders investment supervisory and corporate administrative services to the Funds, subject to the general supervision of the Trustees and in conformity with the stated policies of the Funds. It is the responsibility of the Manager to make investment decisions and to place the purchase and sale orders for the portfolio transactions for each Fund.

The Funds have adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

The Manager's Investment Policy Committee, composed of all of the portfolio managers and principal executive officers, meets monthly to review the domestic economic outlook and the status of financial markets and to set the policy guidelines for the management of each Fund. Before any security may be considered for purchase, it must pass the scrutiny and receive the approval of Credit Research Department analysts. Implementation, trading, and temporary modification of a Fund's strategy is the function of a small team of portfolio managers who support each other. Each team is led by a designated portfolio manager primarily responsible for the day-to-day operations and performance of the Funds. The designated team leaders and their Funds are listed below. Richard Huber has been employed by the Manager since 1987. Prior to September, 1991, Michael Davern was Assistant Vice President, Van Kampen Merritt Inc. (Chicago, IL). Prior to January, 1991, Jan Terbreuggen was Vice President, Todd Investment Advisers (Louisville, KY). Walter Parker has been employed by the Manager since July, 1994. Prior to October, 1993, he was Senior Vice President, PNC Bank (Cincinnati, Ohio). Paul Brennan has been employed by the Manager since July, 1991. Prior to April, 1991, he was Audit Assistant at Deloitte & Touche LLP (Dayton, Ohio). At any time during which a portfolio manager is on vacation or is otherwise unavailable for day-to-day management, the responsibility for the management of his designated funds will shift to one or more of the other named portfolio managers.

 Jan Terbrueggen                Michael Davern                 Richard Huber       Walter Parker
 Vice President                 Vice President                Vice President      Vice President
 ----------------    -------------------------------------   ----------------     ----------------
Arizona               Alabama                 Kansas           All-American       North Carolina
Arkansas*             Florida                 Michigan         Connecticut        Ohio
California*           Florida                 Missouri         Kentucky           South Carolina
Colorado              Intermediate (a)        U.S.             Kentucky           Tennessee
Intermediate (a)      Georgia                 Territories*     Limited
Iowa*                 Indiana*                Wisconsin        Limited Term
Louisiana             Insured*                                 New Jersey
New Mexico            Insured                                  New Jersey
Oregon*               Intermediate*                            Intermediate
                      Insured Limited*                         New York
                                                               Pennsylvania
                                                               Short Term*
                                                               Virginia

(a) Fund is managed jointly with Paul Brennan.
* Funds are scheduled to commence operations 1995 to 1996.

In addition, the Manager performs or supervises the administrative services for the Funds, including: (i) assisting in supervising all aspects of their operations; (ii) providing the Funds, at the Manager's expense, with persons competent to perform necessary, effective corporate administrative and clerical functions; and (iii) providing the Funds, at the Manager's expense, with adequate office space and related services. Accounting records are maintained, at the Funds' expense, by its Custodian, State Street Bank and Trust Company.

As compensation for the services rendered by the Manager under the Advisory Agreements, the Manager is paid a fee, computed daily and payable monthly with respect to each Fund on a separate basis, at an annual rate of 0.50% of the average daily net assets of such Funds, except for any Limited Term Fund, which pays a fee, computed daily and payable monthly with respect to each Fund on a separate basis, at an annual rate of 0.30% of the average daily net assets of $500 million or less, plus 0.25% of the average daily net assets in excess of $500 million. For the fiscal year ended May 31, 1995, the fee paid to the Manager by each Fund is shown below. Please see "Fees and Expenses" for the total expenses for each Fund (or class of shares if applicable), expressed as a percentage of average net assets.

               Fee Paid                          Fee Paid                          Fee Paid
Fund          to Manager          Fund          to Manager          Fund          to Manager
----------    -----------    ---------------   -----------     ---------------   -------------
Alabama           .00%        Louisiana            .14%         Ohio                  .42%
Arizona           .15%        Michigan             .27%         Pennsylvania          .13%
Colorado          .00%        Missouri             .13%         South Carolina        .00%
Connecticut       .20%        New Jersey           .00%         Tennessee             .32%
Florida           .18%        New Jersey Int.      .00%         Virginia              .19%
Florida Int.      .00%        New Mexico           .04%         Wisconsin             .00%
Georgia           .24%        New York             .00%         All-American          .20%
Kansas            .00%        North Carolina       .35%         Intermediate          .00%
Kentucky          .15%                                          Limited Term          .22%

The Manager, which has been a registered investment adviser since 1978, also renders investment advisory and management services to others. The Manager manages approximately $4.3 billion in assets, primarily of mutual funds, corporations, insurance companies, employee benefit plans and individuals. The Manager is investment adviser to the Trust, with assets of approximately $3.9 billion and to Flagship Admiral Funds Inc., an investment company with assets of approximately $230 million. All assets are as of June 30, 1995.

How to Contact Flagship

For general information:
Call toll free from anywhere in the U.S.
8:00 a.m. to 6:00 p.m. Eastern time
1-800-414-7447

For redemptions and other transactions:
Call toll free from anywhere in the U.S.
9:00 a.m. to 5:00 p.m. Eastern time
1-800-225-8530
(TDD) 1-800-360-4521

Send your investments and all requests to:
Flagship Funds
c/o Boston Financial
P.O. Box 8509
Boston, MA 02266-8509

How to Buy Shares

Purchase Price

Shares of each Fund are offered continuously at a public offering price that is equal to the net asset value per share plus any applicable sales charge. You pay the sales charge (1) at the time of purchase (Class A Shares) or (2) on a contingent deferred basis (Class C Shares). When placing purchase orders, you must specify whether the order is for Class A or Class C Shares. All unspecified purchase orders will automatically be invested in Class A shares. Any order in an amount of $1,000,000 or more must be for Class A Shares.

The minimum purchase required to open an account in any Fund is $3,000. Additional purchases of $50 or more may be made through your financial consultant or by mail at any time.

Classes of Shares

Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares, are authorized for all Funds. They are described fully in the SAI. The following table shows the total sales charges or underwriting discounts and dealer concessions for each breakpoint in sales.

Class A Shares--Offered By All Funds

                                  Total Sales Charge
                                ----------------------
                                            Percentage    Dealer Concession
                                Percentage       of           or Agency
                                    of           Net        Commission as
    Size of Transaction          Offering       Asset       Percentage of
  At Public Offering Price         Price        Value       Offering Price
 ---------------------------   -----------     -------    ------------------
All Series Except Those
  Listed Below
   Less than $50,000               4.20%        4.38%             3.70%
   $50,000 to $100,000             4.00         4.18              3.50
   $100,000 to $250,000            3.50         3.65              3.00
   $250,000 to $500,000            2.50         2.61              2.00
   $500,000 to $1,000,000          2.00         2.09              1.50
   $1,000,000 to $2,000,000         .50          .52               .30
   $2,000,000 and over               --           --                --*

Intermediate Series
   Less than $50,000               3.00%        3.09%             2.50%
   $50,000 to $100,000             2.50         2.58              2.00
   $100,000 to $250,000            2.00         2.06              1.50
   $250,000 to $500,000            1.50         1.55              1.25
   $500,000 to $1,000,000          1.25         1.29              1.00
   $1,000,000 to $2,000,000         .40          .41               .30
   $2,000,000 and over               --           --                --*

Limited and Short Term
  Series
   Less than $50,000               2.50%        2.56%             2.00%
   $50,000 to $100,000             2.00         2.05              1.60
   $100,000 to $250,000            1.50         1.54              1.20
   $250,000 to $500,000            1.25         1.28              1.00
   $500,000 to $1,000,000           .75          .77               .60
   $1,000,000 to $2,000,000         .25          .26               .20
   $2,000,000 and over               --           --                --*

*Finder's fee of .15% for amounts over $2,000,000 (subject to repayment if shares are redeemed in less than one year)

Class C Shares

Class C Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee for any fund with other than a short term or limited term maturity (of which 0.75% is an asset based sales charge and 0.20% is a service fee) or a continuing 0.70% annual distribution fee for any fund with a short term or limited term maturity (of which 0.50% is an asset based sales charge and 0.20% is a service fee). Class C Shares are subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of the purchase date. The first year of the annual distribution fee is paid to the Distributor. In subsequent years, the service fee is paid to the Distributor and the remainder is paid to the Dealer. Class C Shares are authorized for all Funds, but are not currently offered by all Funds.

Buying through Your Financial Consultant

To purchase shares through your financial consultant, you should request that the firm transmit your order for the appropriate dollar amount or number of shares with your check or wire.

Buying by Mail

To open a new account, please complete the enclosed Flagship Application and mail it with your check to the address shown.

Make your check payable to (Name of Fund). Your order will be executed on the day your check is received, processed at the public offering price based on the net asset value per share plus the applicable sales charge next determined.

The Fund executes purchase orders received in good order immediately prior to declaration of the daily dividend as of the close of business on the day the order is received. Payments by wire will begin to earn dividends on the business day that the Fund's custodian bank receives payment for your shares. All other forms of payment will begin to earn dividends on the subsequent business day. When you redeem shares, you will continue to receive dividends up to, but not including, payment date. See "How to Sell Shares" and "Distributions and Yield." Because dividends do not begin until payment is received, you should request your financial consultant to forward payment promptly. To the extent your securities account or bank account is charged for your purchase before the Fund receives funds, your financial consultant or bank may be earning interest on your funds. The Fund reserves the right to reject any order for shares. The Fund may, in its sole discretion, accept in-kind payments.

Automatic Investment Plan

The Fund offers shareholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. On the tenth day or the next business day of each month, the amount you specify ($50 minimum) will be transferred from your bank account to the Fund. To initiate your automatic investment plan, complete the Flagship Application and attach a voided check. The Fund pays the cost associated with these transfers, but reserves the right, upon 90 days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders may change the amount or discontinue their participation in the plan by written notice to Boston Financial 30 days prior to fund transfer date. Because a sales charge is applied on new Class A Shares purchased, it would be disadvantageous to purchase Class A Shares while also making systematic withdrawals.

Reduced Sales Charges

The Funds' Distributor offers several reduced sales charge programs through:

o rights of accumulation and combinations

o letter of intent

o group purchases

o redemptions from unrelated funds

Letter of intent is explained below. Please see the SAI for additional information.

Letter of Intent (Class A Shares only)

A shareholder may qualify for reduced sales charges on Class A shares by completing the Letter of Intent section on the application form. All investments in Class A shares of any Flagship fund count toward the indicated goal. It is understood that 5% of the dollar amount checked on this application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the shareholder's account in shares. If the total purchases, less redemptions by the shareholder, his or her spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the shareholder's open account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further discount, a retroactive price adjustment will be made by Flagship Funds Inc. and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchase. If the total purchases less redemptions are less than the amount specified under this Letter, the shareholder will remit to Flagship Funds Inc. an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the shares held for the shareholder's account will be deposited to his account or delivered to him or to his order. If within 20 days after written request by Flagship such difference in sales charge is not paid, Flagship is hereby authorized to redeem an appropriate number of shares to realize such difference. Flagship Funds Inc. is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder. The shareholder or the shareholder's dealer will inform Boston Financial that this Letter is in effect each time a purchase is made.

How to Sell Shares

You can arrange to take money out of your Flagship account by redeeming (selling) some or all of your shares on any day the New York Stock Exchange is open, either through your financial consultant or directly.

Upon receipt of your request in good order by Boston Financial through one of the methods discussed below, the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced". Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. If you sell all shares owned, the dividends declared during the month through the time of redemption will be included in the remittance.

The sale of shares is a taxable transaction for federal and state income tax purposes. Please see the SAI.

Selling Shares through Financial Consultants

You may sell shares through any financial consultant who has a Selling Agreement with the Distributor. Your financial consultant must receive your request before 4:00 p.m. Eastern time to receive that day's price. Your financial consultant is responsible for furnishing all necessary documentation to Flagship and may charge you for this service.

Selling Shares Directly

By Telephone. If you authorized the Telephone Redemption Service on your Application, you may sell shares by calling toll-free 1-800-225-8530, or for TDD, 1-800-360-4521.

For funds to be wired (minimum $5,000, maximum $50,000), your completed bank account information from the Application must already be on file with Flagship.

The Fund's purchase Application relieves the Fund and the Transfer Agent (Boston Financial) of any liability for loss, costs or expenses arising out of telephone redemptions that are believed to be valid. The shareholder will unilaterally bear the risk of such transactions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to fraudulent or unauthorized instructions. The procedures include requiring a form of personal identification prior to acting on telephone instructions, recording such instructions and providing written confirmation of such transactions.

By Mail. Write a letter of instruction with the following information: your name, account number, dollar or share amount to be sold and Fund name. Send it, along with any certificates for shares to be sold, to the address shown on page 16.

Payment will be made by check to you at the address on your most recent Application. Checks will normally be sent out within one business day, but in no event more than seven days after the receipt of your redemption request in good order. For requests over $50,000, or if the registration on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, the Fund must receive a letter of instruction signed by all persons authorized to sign for the account exactly as it is registered. All signatures must be guaranteed.

Signature Guarantee

Boston Financial may require a signature guarantee on certain written transaction requests. A signature guarantee may be executed by any eligible guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that it is an eligible guarantor prior to signing your request.

How to Exchange Shares

You may exchange shares of one Flagship Fund for shares of another within the same Class, except for any money market fund available through Flagship, at any time in any state where the exchange may legally be made. The Fund accounts exchanged must be registered exactly the same, and you must have owned the Fund shares you are exchanging from for at least 15 calendar days. Class A Shares are sold and simultaneously purchased at net asset value
(NAV). No contingent deferred sales charge (CDSC) is assessed on Class C shares at the time of the exchange. The period of time you held Class C Shares of the Fund exchanged from will be counted toward any future CDSC when shares are redeemed.

This is a free service, although the Fund may at any time impose a fee, change or terminate the exchange privilege or limit the number of exchanges you may make.

An exchange is a sale and subsequent purchase for tax purposes. See the SAI for more information about federal tax treatment of capital losses. Be sure to read the Prospectus for the Fund you are exchanging into before you invest.

Shareholder Services

Free Re-entry

If you have sold Class A shares of any Fund within one year and wish to reinvest your proceeds without incurring another initial sales charge, send a written request to Flagship at the address shown in "How to Buy Shares." In the case of Class C Shares, the period of time you had previously held the shares will be counted toward any future CDSC. If reopening an account by this re-entry privilege, be sure to meet the Fund's investment minimums. There is no charge by the Fund for this service, although your financial consultant may apply a fee.

Be sure to observe the "wash sale" rules for redemptions and exchanges from Funds within 30 days of purchase. Consult your tax adviser.

Systematic Withdrawal Plan

If your Fund account is valued at $10,000 or more, you may have $50 or more sent to you, or anyone you designate, every month or calendar quarter. These "SWP" payments are drawn from redemption proceeds from your account and may include shares added to your account through dividend reinvestments or from the principal value. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. You should not consider a SWP if you intend to add to your SWP account concurrently because new purchases of Class A shares will incur a sales charge (Boston Financial redeems first the principal shares purchased earliest). To terminate your SWP, to change the amount or frequency or to designate a new payee of your payments, contact Flagship in writing. Boston Financial may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. Boston Financial does not currently charge a fee against your account for this service, but could do so upon 60 days written notice to shareholders.

Direct Deposits

You may have dividend distributions or proceeds from your Systematic Withdrawal Plan deposited electronically into your bank account. Under normal circumstances direct deposits are credited to your account on the second day or the next business day of the month following normal payment. In order to utilize this option, your bank must be a member of Automated Clearing House ("ACH"). To elect direct deposit, just fill out the appropriate section of the Flagship Application inserted in this Prospectus and include a voided check from the bank account into which redemptions are to be deposited. You may terminate direct deposits at any time by writing to Flagship at the address shown in "How to Buy Shares."

How Fund Shares are Priced

For purposes of pricing purchases and redemptions, the net asset value (NAV) of each Fund and of each class of shares of the Fund is determined as of the close of the regular trading session on each day that the New York Stock Exchange is open. NAV also will be computed as of 4:00 p.m., Eastern time, on any other day in which purchase or redemption orders are received and there is sufficient trading in the portfolio securities of the Fund such that a Fund's NAV might be affected. NAV per share of each Fund is calculated to the nearest cent by adding the value of all securities and other assets of such Funds, subtracting all of the liabilities and dividing the remainder by the number of shares outstanding at the time of determination.

Assets of each Fund for which market quotations are readily available are valued at market price. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC. Other assets and securities are valued at their fair value as determined in good faith under procedures established by the Trustees.

Taxes

The Funds intend that each qualify for taxation as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and satisfy certain other requirements, so that each Fund will not be subject to federal income tax to the extent that it distributes its income to its shareholders. The following discussion is for general information only. Prospective investors should consult their own tax advisers regarding tax consequences of any Fund investment.

From time to time proposals have been discussed or introduced before Congress that could, if enacted, limit the types of securities eligible to pay tax-exempt interest. If the tax-exempt status of municipal obligations changes at some future date, the Trustees may recommend changes in the fundamental objectives, which would have to be approved by shareholder vote.

Federal Taxation of Distributions

If, at the close of each quarter of the taxable year of a Fund, 50% or more of the total value of its assets consists of obligations, the interest on which is exempt from federal income tax, such Funds will be able to designate and pay "exempt-interest dividends" to the extent of its tax-exempt interest income (less any allocable expenses). Such dividends will be treated as interest excludable from gross income for federal income tax purposes in the hands of the shareholders of such Funds. Exempt-interest dividends are, however, included in determining what portion, if any, of a person's social security benefits will be includable in gross income subject to federal income tax. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent that, under regulations, it relates to exempt-interest dividends of the Fund. Similarly, investment and other shareholder expenses allocable to such exempt-interest dividends generally are not deductible. Any dividends paid by a Fund that are attributable to its taxable ordinary income (e.g., interest on U.S. Treasury securities and net short-term capital gain) will be taxable to the shareholders of such Funds as ordinary income. Capital gain distributions, which are designated as distributions of a Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), are treated as a long-term capital gain regardless of the length of time you have owned shares.

To the extent that a Fund invests in certain tax exempt "private activity" obligations issued after August 7, 1986, shareholders may be subject to the federal alternative minimum tax on the portion of exempt-interest dividends derived from such obligations. Each Fund will provide information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends, and any applicable state tax information.

State Taxation of Distributions

Except as otherwise stated earlier, shareholders in each Fund who otherwise are subject to individual income taxes of the state named in a Fund will not be subject to such taxes on distributions with respect to their shares to the extent that such distributions are attributable to interest on obligations of the state and, generally, its political subdivisions or on obligations of the United States, Puerto Rico, the U.S. Virgin Islands or Guam. Except as otherwise indicated, shareholders will be required to include the entire amount of capital gain distributions in income to the same extent for state income tax purposes as for federal income tax purposes. Shareholders are urged to consult their own tax advisers with respect to the alternative minimum tax imposed by certain states.

Corporations should note that ownership of shares of certain Funds may have tax consequences not discussed herein. Accordingly, corporate shareholders are particularly urged to consult their own tax advisers with respect to the state and local tax consequences of investment in the shares of any Fund.

Redemptions

Redemptions of shares of each Fund will be taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in his/her shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the shareholder has held his/her shares for a period of more than one year. If a shareholder redeems shares of any Fund at a loss and makes an additional investment in the same series 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

Distributions and Yield

Distributions

Each Fund will seek to distribute all of its income each year. Each Fund declares dividends daily, immediately prior to the close of business, from its net investment income. Each such dividend will be payable with respect to fully paid shares to shareholders of record at the time of declaration. All daily dividends declared during a given month will be paid as of the last calendar day of the month. Distributions of realized net capital gains, if any, will generally be declared and paid at the end of the year in which they have been earned. To have your dividend payments deposited electronically into your bank account, see "Shareholder Services--Direct Deposits."

Yield and Total Return Calculation

Flagship uses standardized SEC formulas to calculate the current yield and total returns of each Fund. These calculations help investors compare past performance of funds they are considering for investment, while giving them confidence that any particular fund's performance results are based on the same type of data as those of another fund.

At any given time, the yields and total returns of each Flagship Fund will vary, depending on operating expenses, the underlying securities in a Fund's portfolio and general market conditions during the time period calculated. Yields and total returns are always based on historic performance and do not indicate future results. Your actual performance will vary, and your shares may be worth less than their original cost when redeemed.

Current Yield refers to the income from an investment in a Fund over a stated time period. It is expressed as an annual percentage rate, based on the actual dividends paid to a shareholder as a percentage of the maximum offering price of a share on the day that ends the performance period. The SEC yield is always a 30-day yield, net of fund expenses and adjustments (such as accretion of original issue discounts and amortization of market premiums). When annualized, it assumes semi-annual compounding of interest at an average daily dividend rate over the period.

The current yields of tax-exempt income funds are often expressed in terms of the yield an investor would have to earn in a taxable income fund to equal the same after-tax yield once federal income taxes, and in some cases state and/or local taxes, have been paid. This Tax-Equivalent Yield is calculated within SEC guidelines and may be used in advertisements or information furnished to shareholders or prospective investors, which will disclose the actual federal tax bracket and state/local income tax, property tax or intangibles tax rates applied in determining the tax-equivalent yield.

Average Annual Total Return shows how much a Fund account would have grown each year, on average, over a particular time period. Using the SEC formula, the Fund calculates the growth of an original hypothetical investment and assumes that all dividends and any capital gains distribution were used to purchase more shares in an account in that Fund at net asset value (NAV). At the end of the period, the total number of shares accrued are assumed to be sold at NAV, less any contingent deferred sales charge. The change in the value from the beginning to the end of the period is expressed as an average annual rate of return. Return is always less when calculating the effects of sales charges.

The Cumulative Total Return is the actual change in the value of an account from the beginning to the end of an investment period, less expenses. This performance can be expressed with or without the effects of sales charges.

About the Distributor

Each Fund has entered into separate Distribution Agreements (the "Distribution Agreements") with Flagship Funds Inc. (the "Distributor"), which has the same address as the Manager. Accordingly, the Distributor serves as the exclusive selling agent and distributor of each Fund's shares, and in that capacity will make a continuous offering of the shares of the Funds and will be responsible for all sales and promotion efforts.

The Funds have adopted a plan (the "Plan") following Rule 12b-1 under the Investment Company Act of 1940 (the "Act") with respect to the Class A, Class B and Class C Shares, which permits each Fund to pay for certain distribution and promotion expenses related to marketing its shares. The Funds' Plan conforms to the requirements of the rules of the National Association of Securities Dealers, Inc. with regard to Rule 12b-1 plans.

The Plan authorizes each Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of each Fund's daily net asset values attributable to each class of shares as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested Trustees. The scope of these activities shall be interpreted by the Trustees, whose decision shall be conclusive except to the extent it contravenes established legal authority.

The maximum amount payable annually by any Fund under the Plan and related agreements is 0.95% of such series' average daily net assets for the year. Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee. In the case of broker-dealers who have selling agreements with the Distributor and others, such as banks, who have service agreements or bank clearing agreements with any Fund, the maximum amount payable to any recipient is 0.00260% per day (0.95% on an annualized basis) of the proportion of average daily net assets of such Fund represented by such person's customers. A salesperson and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. The Trustees may reduce these amounts at any time. Amounts payable by a Fund or class of shares may be lower than the maximum and have been described previously. Expenditures related to the Plan and agreements may reduce current yield after expenses.

Flagship Funds periodically undertakes sales promotion programs with broker-dealers with whom it has Distribution Agreements, in which it will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, it will support those firms' efforts in sales training seminars, management meetings, and broker roundtables where it has the opportunity to present Flagship's products and services. Flagship Funds also provides recognition for outstanding sales achievements during a year through membership in its Admiral, Captain or Yacht Clubs which includes a membership plaque and a recognition memento. In addition, the distributor provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically provide food for office meetings. Under appropriate terms it will share with broker-dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situations where there is no retained underwriting commission, i.e., on the sale of Class C Shares, Flagship Funds will periodically pay for similar activities at its own expense.

Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by each series of the Funds' service agreements, the Fund would seek alternative providers of such services and expects that shareholders would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers following state law. The Fund does not offer its securities in conjunction with any qualified retirement plan.

Please see the SAI for more details about the distribution payment and dealer reallowances.

About the Trust

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 8, 1985 and as amended as of September 3, 1992. The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate Funds, each of which is deemed to be a separate sub-trust.

Each share of each class represents an equal proportionate interest in the assets of its Fund with each other share in its Fund and no interest in any other Fund. No Fund is subject to the liabilities of any other Fund. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Funds, requires inclusion of a clause to that effect in every agreement entered into by the Funds, and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, under certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

Shares entitle their holders to one vote per share; however, separate votes are taken by each Fund on matters affecting an individual Fund. For example, a change in investment policy for a Fund would be voted upon by shareholders of only the Fund involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights (other than as discussed above). Shareholders of the Trust have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of electing Trustees or voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Trust.

The Trustees may amend the Declaration of Trust (including with respect to any Fund) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any Fund without approval by a majority of the shares of each affected Fund present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

Additional Information

Please direct your inquiries to a Flagship representative:
1-800-414-7447, or for TDD, 1-800-360-4521.

The Funds will issue semiannual reports containing unaudited financial statements and annual reports containing audited financial statements approved annually by the Board of Trustees.

This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted according to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Funds or by the Distributor in any state in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

Investment Adviser           Distributor
Flagship Financial Inc.      Flagship Funds Inc.
One Dayton Centre            One Dayton Centre
One South Main Street        One South Main Street
Dayton, OH 45402-2030        Dayton, OH 45402-2030

Custodian, Shareholder Services and Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02106

Counsel                    Auditors
Skadden, Arps, Slate,      Deloitte & Touche LLP
Meagher & Flom

The symbol(sm) indicates a service mark of Flagship Tax Exempt Funds Trust owned by Flagship Financial Inc.

(c)1995, Flagship Funds Inc. TE-A-3000 (9-14-95)

FLAGSHIP TAX EXEMPT FUNDS APPLICATION

PLEASE PRINT OR TYPE ALL INFORMATION

NOTE: You must complete Sections 1, 2, 3, 4, 5 and sign the signature line. Your signature is required for processing. Complete sections 7, 8, 9, 10, 11 and 12 for optional services.

PLEASE MAIL THIS APPLICATION & YOUR CHECK TO:
Flagship Funds
c/o  Boston Financial
P.O. Box 8509
Boston, MA 02266-8509

1. YOUR ACCOUNT REGISTRATION
Please check only ONE registration type:
Owner Name(s) (First, Middle Initial (if used), Last)
[ ] Individual or Joint Account*

_____________________________________________________________________________

_____________________________________________________________________________

*Joint tenants with rights of survivorship unless tenancy in common is indicated

[ ] Corporation, Partnership, Trust or other entity

_____________________________________________________________________________

_____________________________________________________________________________

[ ] Uniform Gift to Minors

_____________________________________________________________________________

Custodian Name (One name only)

_____________________________________________________________________________

Minor's Name (One name only)

Minor's state of residence _______

2. YOUR MAILING ADDRESS

_____________________________________________________________________________
Street or P.O. Box                                       Suite or Apt. Number

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -                 (   )     -
_____________________________________________________________________________
Daytime Phone               Evening Phone

[ ] U.S. Citizen or

[ ] Other (specify)  _________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

For individual or joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

________  ____  ________
Social Security Number

____  ____________________
Tax ID Number

4. YOUR INITIAL INVESTMENT

I want to invest in this Flagship Tax Exempt Fund.
Please indicate class of shares

                                                         A              C
 Name of Fund                     Amount*             Shares**       Shares***
_______________________  $ _____________________        [ ]            [ ]

_______________________  $ _____________________        [ ]            [ ]

_______________________  $ _____________________        [ ]            [ ]


*Minimum of $3,000. **Front end sales charge. ***Level load. Class C Shares are not available for all Funds. Check prospectus for availability. If no share class is marked, investment will automatically be made in A Shares.

Attach check payable to Name of Fund

[ ] Purchase or check through Dealer Account

[ ] Exchange of bonds (Contact your Dealer or Flagship Funds)

5. DIVIDEND/DISTRIBUTION OPTION

If no option is selected, all distributions will be reinvested.

[ ] Reinvest dividends and capital gains.

[ ] Pay dividends in cash, reinvest capital gains.

[ ] Pay dividends and capital gains in cash.

[ ] Direct dividends to an existing account with identical registration.
    Designate the Fund name and account number below.

_____________________________________________________________________________
Name of the Fund
_____________________________________________________________________________
Existing Fund Account Number

Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).

6. DEALER AUTHORIZATION

We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

_____________________________________________________________________________
Investment Firm

_____________________________________________________________________________
Financial Consultant's Name      Rep Number

______________________________________________________________________________
Branch Address

______________________________________________________________________________
City

______    ________________ _________
State     Zip Code
(   )     -
______________________________________________________________________________
Financial Consultant's Phone Number

X  ___________________________________________________________________________
Signature of Financial Consultant

7. LETTER OF INTENT (Class A Shares only)
Please see information on back page.

I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:

             [ ] $50,000        [ ] $100,000          [ ] $250,000
             [ ] $500,000       [ ] $1,000,000        [ ] $2,000,000

8. CUMULATIVE PURCHASE DISCOUNT

I/we qualify for cumulative discount with the accounts listed below.

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

_____________________________________________________________________________
Fund Name

9. AUTOMATIC INVESTMENT PLAN

Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Flagship Fund. Attached is a VOIDED check from that account.

$ ___________________________________________________________________________
Amount ($50 Minimum)

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account Number

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

X  ___________________________________________________________________________
Signature of Depositor                                               Date

X  ___________________________________________________________________________
Signature of Joint Depositor                                         Date

10. SYSTEMATIC WITHDRAWAL PLAN

Please see information on back page.

Pursuant to the terms of the plan described in the prospectus, please send $
_______________ [ ] per month   [ ] quarterly to:

[ ] Me

[ ] The bank account indicated on the attached VOIDED check

[ ] Payee below

Give name and address only if different from account registration

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

11. TELEPHONE REDEMPTION

I/we hereby authorize the Fund to implement the following telephone redemption requests (under $50,000 only) without signature verification to the registered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account Number

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

12. INTERESTED PARTY MAIL/DIVIDEND MAIL

[ ] Send my distributions to the address listed below.

[ ] Send duplicate confirmation statements to the interested party listed below.

_____________________________________________________________________________
Name of Individual

_____________________________________________________________________________
Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a current Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transactions authorized by telephone against any claim, loss, expense or damage, including reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date


1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.

2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.

NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date

Thank you for your investment in the Flagship Fund(s). You will receive a confirmation statement shortly.

                        FLAGSHIP TAX EXEMPT FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 14, 1995
      One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030

   Flagship Tax Exempt Funds Trust (the "Fund") is a registered open-end, management investment company organized in series. The Fund is divided into separate series each of which is designed for individuals and taxable entities that desire to invest in an actively managed portfolio of securities the interest on which is exempt from Federal income taxes as well as income taxes of the particular state indicated by the name of such series. There are two classes of shares authorized for each series (Class A Shares and Class C Shares), although they may not be available for all series. The current state series are:

Flagship Alabama Double Tax Exempt Fund
Flagship Arizona Double Tax Exempt Fund--Class A Shares
Flagship Arizona Double Tax Exempt Fund--Class C Shares
Flagship Arkansas Double Tax Exempt Fund
Flagship California Double Tax Exempt Fund
Flagship Colorado Double Tax Exempt Fund
Flagship Connecticut Double Tax Exempt Fund--Class A Shares Flagship Connecticut Double Tax Exempt Fund--Class C Shares Flagship Florida Double Tax Exempt Fund--Class A Shares
Flagship Florida Double Tax Exempt Fund--Class C Shares
Flagship Florida Intermediate Tax Exempt Fund--Class A Shares Flagship Florida Intermediate Tax Exempt Fund--Class C Shares Flagship Florida Limited Term Tax Exempt Fund
Flagship Georgia Double Tax Exempt Fund--Class A Shares
Flagship Georgia Double Tax Exempt Fund--Class C Shares
Flagship Indiana Double Tax Exempt Fund
Flagship Iowa Tax Exempt Fund
Flagship Kansas Triple Tax Exempt Fund
Flagship Kentucky Limited Term Municipal Bond Fund--Class A Shares Flagship Kentucky Limited Term Municipal Bond Fund--Class C Shares Flagship Kentucky Triple Tax Exempt Fund--Class A Shares
Flagship Kentucky Triple Tax Exempt Fund--Class C Shares
Flagship Louisiana Double Tax Exempt Fund--Class A Shares
Flagship Louisiana Double Tax Exempt Fund--Class C Shares
Flagship Michigan Triple Tax Exempt Fund--Class A Shares
Flagship Michigan Triple Tax Exempt Fund--Class C Shares
Flagship Michigan Intermediate Tax Exempt Fund
Flagship Michigan Limited Term Tax Exempt Fund
Flagship Missouri Double Tax Exempt Fund--Class A Shares
Flagship Missouri Double Tax Exempt Fund--Class C Shares
Flagship New Jersey Double Tax Exempt Fund
Flagship New Jersey Intermediate Tax Exempt Fund
Flagship New Jersey Limited Term Tax Exempt Fund
Flagship New Mexico Double Tax Exempt Fund
Flagship New York Tax Exempt Fund
Flagship New York Intermediate Tax Exempt Fund
Flagship New York Limited Term Tax Exempt Fund
Flagship North Carolina Double Tax Exempt Fund--Class A Shares Flagship North Carolina Double Tax Exempt Fund--Class C Shares Flagship Ohio Double Tax Exempt Fund--Class A Shares
Flagship Ohio Double Tax Exempt Fund--Class C Shares
Flagship Ohio Intermediate Tax Exempt Fund
Flagship Ohio Limited Term Tax Exempt Fund
Flagship Oklahoma Tax Exempt Fund
Flagship Oregon Double Tax Exempt Fund
Flagship Pennsylvania Triple Tax Exempt Fund--Class A Shares

Flagship Pennsylvania Triple Tax Exempt Fund--Class C Shares Flagship South Carolina Double Tax Exempt Fund
Flagship Tennessee Double Tax Exempt Fund--Class A Shares Flagship Tennessee Double Tax Exempt Fund--Class C Shares Flagship Virginia Double Tax Exempt Fund--Class A Shares Flagship Virginia Double Tax Exempt Fund--Class C Shares Flagship Wisconsin Double Tax Exempt Fund--Class A Shares Flagship Wisconsin Double Tax Exempt Fund--Class C Shares

National series:

Flagship All-American Tax Exempt Fund--Class A Shares
Flagship All-American Tax Exempt Fund--Class C Shares
Flagship Intermediate Tax Exempt Fund--Class A Shares
Flagship Intermediate Tax Exempt Fund--Class C Shares
Flagship Limited Term Tax Exempt Fund--Class A Shares
Flagship Limited Term Tax Exempt Fund--Class C Shares
Flagship Short Term Tax Exempt Fund
Flagship U.S. Territories Tax Exempt Fund

Insured national series:

Flagship Insured Limited Term Tax Exempt Fund
Flagship Insured Intermediate Tax Exempt Fund
Flagship Insured Tax Exempt Fund

   The diversified series of the Fund are All-American, Arizona, Colorado, Connecticut, Florida, Georgia, Insured, Insured Intermediate, Insured Limited Term, Intermediate, Kentucky, Limited Term, Louisiana, Michigan, Missouri, New York, North Carolina, Ohio, Pennsylvania, Short Term, Tennessee and Virginia. All other series are non-diversified. The initial offering to the public of any series is determined at the discretion of the Board of Trustees. Each series seeks high current after tax income consistent with liquidity and preservation of capital primarily through investment in investment grade tax exempt obligations.

   This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the current Prospectus (the "Prospectus") relating to the Fund. A copy of the Prospectus may be obtained without charge by telephone or written request to: Flagship Funds Inc., at One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030; or by telephone (toll free) at 800-414-7447, or for TDD call 800-360-4521.

   This Statement of Additional Information relates to the Prospectus of the Fund dated September 14, 1995.

                               Table of Contents

                                                                            Page
                                                                         -------
Investment Objectives and Policies ........................................    4
Shares of the Fund ........................................................    6
Officers and Trustees .....................................................    7
Investment Advisory Services ..............................................   11
Distributor ...............................................................   13
Custodian and Transfer Agent ..............................................   17
Auditors ..................................................................   17
Portfolio Transactions ....................................................   17
Yield and Total Return Calculation ........................................   17
Dividend Payment Options ..................................................   20
Purchase, Redemption and Pricing of Shares ................................   20
Taxes .....................................................................   23
Exchange and Reinvestment Privilege .......................................   24
Systematic Withdrawal Plan ................................................   24
Servicemarks ..............................................................   25
Other Information .........................................................   25
Index to Financial Statements .............................................  F-1
Appendix I--Description of Municipal Securities Ratings ...................  I-1
Appendix II--Description of Hedging Techniques ............................ II-1

                       INVESTMENT OBJECTIVES AND POLICIES

   The Fund has adopted the following investment restrictions (which supplement the matters described under "The Funds and Their Objectives" in the Prospectus), none of which may be changed with respect to any series of the Fund designated on the date hereof without the approval of the holders of a majority of such series' outstanding shares. No existing series of the Fund may:

   (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if all series of the Fund would own in the aggregate more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

   (2) Make loans, except to the extent the purchase of the debt obligations (including repurchase agreements) in accordance with the series' investment objectives and policies are considered loans.

   (3) Issue securities senior to the shares or borrow money, except from banks for extraordinary or emergency purposes (and not for leveraging) or in order to meet unexpectedly heavy redemption requests in an amount not exceeding 10% of the value of the series' assets, or purchase any securities at any time when the total outstanding borrowings from banks attributable to such series exceeds 5% of the series' net assets.

   (4) Mortgage, pledge or hypothecate any assets except as required by law or agreement to secure borrowings permitted by clause (3) above.

   (5) Purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities, commodity contracts or oil and gas interests, except to the extent that the tax-exempt and U.S. government securities the series may invest in would be considered to be such loans, securities, contracts or interests and except to the extent the various hedging instruments the series may invest in would be considered to be commodities or commodities contracts.

   (6) Acquire securities of other investment companies (other than in connection with the acquisition of such companies), except that a series may from time to time invest up to 10% of its assets in tax-exempt funds, including money market funds.

   (7) Act as an underwriter of securities except to the extent that in connection with disposition of portfolio securities it may be deemed to be an underwriter.

   (8) Purchase securities on margin, make short sales of securities or maintain a net short position except to the extent the various hedging instruments the series may invest in or the options the series may write would be considered to involve short sales or a net short position.

   (9) Invest more than 25% of its assets in a single industry. However, as described in the Prospectus, particular series may from time to time invest more than 25% of their assets in one or more particular segments of the tax exempt obligations market.

   In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Specifically, in addition, each series has made a commitment, although not a fundamental policy, to not purchase warrants.

   Portfolio Turnover. Although the Fund anticipates that the portfolio turnover of each series will be less than 100% in any fiscal year, each series will adjust its turnover as necessary or appropriate to seek to attain its investment objective.

   By purchasing obligations in larger denominations and with greater variation in maturity and interest payment dates than investors may be able to achieve on their own, the Fund, through each of its series, offers investors economies of scale and greater diversification. In addition, an investment in any series of the Fund gives investors a convenient and affordable method of avoiding administrative burdens and transaction costs normally involved in direct purchases of tax exempt obligations. For instance, investors do not have to keep track of detailed maturity schedules, formulate specific reinvestment plans, arrange for safekeeping of the obligations, obtain price and delivery terms from numerous dealers, or maintain separate principal, income and capital gain and loss records.

   Municipal Leases and Participations Therein. These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

   In addition to the "non-appropriation" risk, Municipal Leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Fund will require that a Municipal Lease purchased by the Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such Lease, the Lease is the valid and binding obligation of the governmental issuer.

   Municipal Leases and participations will be purchased pursuant to analysis and review procedures which the Manager believes will minimize risks to shareholders. It is possible that more than 5% of a series' net assets will be invested in Municipal Leases which, pursuant to guidelines established by the Securities and Exchange Commission ("SEC"), have been determined by the Board of Trustees to be liquid securities. When evaluating the liquidity of a Municipal Lease, the Board, or the investment adviser pursuant to procedures established by the Board, considers all relevant factors including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated Municipal Leases, credit quality is also evaluated.

   Hedging and Other Defensive Actions. Each series of the Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. The Trustees and investment adviser of the Fund believe that it is desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a series of the Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a series of the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

   No series of the Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix II to this Statement of Additional Information.

   Each series of the Fund reserves the right, if necessary in the judgment of the Trustees and the investment adviser for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instruments is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

                              SHARES OF THE FUND

   Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares, are authorized for all series with Class A Shares currently offered by all series and Class C Shares currently offered by some series. Other classes of shares in other series may be offered in the future. Each series of the Fund is authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). See "How to Buy Shares" in the Prospectus. The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as discussed below.) The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class Y Shares is expected to be substantially the same, but it may differ from time to time. Class C Shares are authorized for all series, but may not be available for all series. No class B or Y Shares are available. Prior to implementing the multiple class distribution for any series, the Trustees will re-denominate all outstanding shares in such series as Class A Shares.

   Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongoing distribution services fee (see "Distributor" below). Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Purchase, Redemption and Pricing of Shares" below). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Exchange And Reinvestment Privilege" below. The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased.

   Class B Shares. Class B Shares are sold at net asset value without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

   Class B Shares automatically convert into Class A Shares not more than 10 years after the end of the month in which a shareholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.

   For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the period ending 10 years after the end of the month in which the shares were issued.

   The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

   Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, Class C Shares are subject to a 1% contingent deferred sales charge ("CDSC") if they are redeemed within one year after purchase. Their net assets are subject to an ongoing distribution services fee of (a) 0.95% for any fund with other than a short term or limited term maturity, of which .75% is an asset based sales charge and .20% is a service fee or (b) for any fund with a short term or limited term maturity, an ongoing distribution services fee of 0.70%, of which 0.50% is an asset based sales charge and 0.20%, is a service fee (see "Distributor" below). The Class C Shares have no conversion rights.

   The CDSC will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSC will be waived (i) on redemption of shares following the death of a shareholder, and (ii) when Class C Shares are exchanged for Class C Shares of other Flagship Funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" below). In the case of an exchange, the length of time that the investor held the original Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class C Shares for which the exchange was made.

   Class Y Shares. Class Y Shares will be offered only to institutional investors, at a price equal to net asset value. No front-end or deferred sales charge is imposed on Class Y Shares. Additionally, Class Y Shares are not subject to a Rule 12b-1 distribution fee. Net asset value will be determined as described in the Prospectus under "Net Asset Value." The Class Y Shares have no conversion feature, and they can only be exchanged for other Class Y Shares without payment of applicable sales charges, if such charges have not been previously paid.

                            OFFICERS AND TRUSTEES

   The Trustees and executive officers of the Fund are listed below. Each of them holds the same positions with each series of the Fund and with Flagship Admiral Funds Inc. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main Street, Dayton, Ohio 45402-2030, which is also the address of the Fund.

   The "interested" trustees of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk (*).

                                                                            Principal Occupation
      Name and Address           Position with the Fund                    During Past Five Years
----------------------------     ------------------------    ---------------------------------------------------
Bruce Paul Bedford*             Trustee                     Chairman and Chief Executive Officer of Flagship
                                                            Resources Inc. ("Flagship"), Flagship Financial
                                                            Inc. (the "Manager"), and Flagship Funds Inc. (the
                                                            "Distributor").

Richard P. Davis*               Trustee and                 President and Chief Operating Officer of Flagship,
                                President                   the Manager, and the Distributor for more than five
                                                            years.

Robert P. Bremner               Trustee                     Private Investor and Management Consultant.
3725 Huntington Street, NW
Washington, DC 20015

Joseph F. Castellano            Trustee                     Professor and former Dean, College of Business and
4249 Honeybrook Avenue                                      Administration, Wright State University.
Dayton, Ohio 45415

Paul F. Nezi                    Trustee                     Executive Vice President, Marketing Sales & Product
227 E. Dixon Avenue                                         Development, ChoiceCare; prior to March 1993, Vice
Dayton, Ohio 45419                                          President and General Manager, Advanced Imaging
                                                            Products, a division of AM International; prior to
                                                            March 1991, Partner, Hooper & Nezi, a marketing and
                                                            communications firm.

William J. Schneider            Trustee                     Senior Partner, Miller-Valentine Partners; Vice
4000 Miller-Valentine Ct.                                   President, Miller-Valentine Realty, Inc.
P.O. Box 744
Dayton, OH 45401

M. Patricia Madden              Vice President              Vice President, Operations of the Distributor

Michael D. Kalbfleisch          Treasurer and Secretary     Vice President and Chief Financial Officer of
                                                            Flagship, the Manager and the Distributor

Sharon M. Luster                Assistant Secretary         Compliance Manager of the Distributor; Assistant
                                                            Secretary of Flagship, the Manager and the
                                                            Distributor

                      Compensation: Trustees and Officers

                                                                                     Total Compensation
                                              Pension or           Estimated         From Registrant and
                           Aggregate      Retirement Benefit    Annual Benefits         Fund Complex
   Name of Person,       Compensation     Accrued as Part of         Upon             Paid to Trustees
      Position          From Registrant      Fund Expenses        Retirement       (Number of Other Funds)
Robert P. Bremner
Trustee                     $14,500               $0                  N/A                 $20,500 (4)
Joseph F. Castellano
Trustee                     $13,500               $0                  N/A                 $19,500 (4)
William J. Schneider
Trustee                     $14,000               $0                  N/A                 $20,000 (4)
Paul F. Nezi
Trustee                     $14,000               $0                  N/A                 $20,000 (4)
Bruce Paul Bedford
Chairman & Trustee             0                   0                  N/A                     0
Richard P. Davis
President, Trustee             0                   0                  N/A                     0
M. Patricia Madden
Vice President                 0                   0                  N/A                     0
Michael D.
Kalbfleisch
Treasurer &
Secretary                      0                   0                  N/A                     0


   As of August 3, 1995, to the knowledge of management, each of the following persons beneficially owned the percentage noted of the fund listed beside their name:

 Alabama Fund              Farley L. Berman                     16.86%
                           1234 Champaign Ave.
                           Anniston, AL 36207

                           J.C. Bradford & Co. Cust. FBO         7.42%
                           Edward L. Turner Jr.
                           330 Commerce St.
                           Nashville, TN 37201

                           NFSC FEBO                             5.24%
                           Lester Wooten
                           Rt. 2, Box 260
                           Decatur, AL 35603

South Carolina Fund        Jeanette G. Garrison*                11.67%
                           1017 Stevens Creek Road
                           Augusta, GA 30907

                           Jeanette G. Garrison, Guardian*      11.67%
                           FBO Janece Marsha Garrison
                           1017 Stevens Creek Road
                           Augusta, GA 30907

                           Jeanette G. Garrison, Guardian*      11.67%
                           FBO Joseph Christopher Garrison
                           1017 Stevens Creek Road
                           Augusta, GA 30907

                           James G. McMillan                    10.12%
                           P.O. Box 1976
                           Banner Elk, NC 28604
--------------
* This person could be considered to control the South Carolina series.

   As of such date, no person beneficially owned 5% or more of the outstanding shares of the following sub-trusts of the Trust: All-American Fund, Arizona Fund, Colorado Fund, Connecticut Fund, Florida Fund, Florida Intermediate Fund, Georgia Fund, Intermediate Fund, Kansas Fund, Kentucky Fund, Limited Term Fund, Louisiana Fund, Michigan Fund, Missouri Fund, New Jersey Fund, New Jersey Intermediate Fund, New Mexico Fund, New York Fund, North Carolina Fund, Ohio Fund, Pennsylvania Fund, Tennessee Fund, Virginia Fund and Wisconsin Fund.

   All trustees and officers as a group own less than 1% of the outstanding shares of the Trust.

   Prior to the sale of shares of any series of the Fund to the public, all of the shares of such series of the Fund will be owned by the Manager.

                          INVESTMENT ADVISORY SERVICES

   As stated in the Prospectus, Flagship Financial Inc. acts as investment adviser (the "Manager") to the Fund and each series pursuant to separate Investment Advisory Agreements (the "Advisory Agreements") with each series. See "How the Funds are Managed" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custodian, Boston Financial.

   As compensation for the services rendered by the Manager under the Advisory Agreements dated March 8, 1985, with respect to the All American, Michigan and Ohio series; November 21, 1985, with respect to the Georgia, North Carolina and Virginia series; July 25, 1986, with respect to the Arizona series; February 2, 1987, with respect to the Colorado, Connecticut, Kentucky and Missouri series; July 20, 1987 with respect to the New York, Florida, Louisiana, New Jersey, and Tennessee series; June 15, 1990, with respect to the Kansas series; May 15, 1992, with respect to the Intermediate, New Jersey, New Jersey Intermediate, Pennsylvania and New Mexico series; June 15, 1992, with respect to the Alabama, Florida Intermediate and South Carolina series; and February 4, 1994 with respect to the Wisconsin series; the Manager is paid a fee, computed daily and payable monthly with respect to each series on a separate basis, at an annual rate of .50% of the average daily net assets of such series. As compensation for the services rendered by the Manager under the Advisory Agreement dated July 20, 1987, with respect to the Limited Term series, and April 21, 1995, with respect to the Kentucky Limited Term Municipal Bond Fund, the Manager is paid a fee, computed daily and payable monthly at an annual rate of .30% of the average daily net assets up to $500 million plus .25% of the average daily net assets in excess of $500 million.

   For the most recent fiscal periods ended May 31, 1993, 1994, and 1995, with respect to each series, the amounts paid to the Manager by such series of the Fund were as follows:

 State Series                1993         1994         1995
---------------            ---------    ---------   ----------
Alabama                  $       --   $       --    $       --
Arizona                          --       43,162       122,032
Colorado                         --           --            --
Connecticut                 199,861      255,441       396,094
Florida                          --      314,749       633,336
Florida Intermediate             --           --            --
Georgia                      39,417      165,095       287,399
Kansas                           --           --            --
Kentucky                    152,758      294,356       559,150
Louisiana                        --       24,821        96,442
Michigan                    593,670      645,194       729,008
Missouri                         --      107,595       244,965
New Jersey                       --           --            --
New Jersey
  Intermediate                   --           --            --
New Mexico                       --           --        17,972
New York                         --           --            --
North Carolina              620,139      676,431       675,473
Ohio                      1,637,396    1,901,128     1,926,295
Pennsylvania                 38,843      104,513        58,095
South Carolina                   --           --            --
Tennessee                   523,894      548,942       776,025
Virginia                    117,621      133,981       211,367
Wisconsin                        --           --            --

National Series
---------------
All-American                143,764      267,846       420,954
Intermediate                     --           --            --
Limited Term                779,936    1,313,071     1,369,218
                         ----------   ----------    ----------
TOTAL                    $4,847,299   $6,798,798    $8,523,825
                         ==========   ==========    ==========

The tables set forth above do not include portions of the Manager's fee which were permanently waived by the Manager. The amounts of compensation waived by the Manager for such period were:

 State Series                1993         1994          1995
----------------------     ---------    ----------   ----------
Alabama                  $       --   $       107    $    4,854
Arizona                     313,951       377,569       277,079
Colorado                    102,647       162,901       169,048
Connecticut                 620,466       768,360       615,631
Florida                   1,644,672     1,676,047     1,093,473
Florida Int.                     --         2,503        19,498
Georgia                     392,472       421,674       321,940
Kansas                      154,728       425,046       404,085
Kentucky                  1,117,934     1,521,748     1,357,696
Louisiana                   232,711       290,721       240,777
Michigan                    428,778       653,131       626,290
Missouri                    540,339       779,519       726,130
New Jersey                    4,410        18,392        31,524
New Jersey
  Intermediate               12,674        40,542        45,333
New Mexico                   56,556       225,840       226,715
New York                    129,777       215,688       236,428
North Carolina              136,705       290,321       289,460
Ohio                        202,914       404,687       375,587
Pennsylvania                155,441       111,454       164,423
South Carolina                   --        23,928        37,587
Tennessee                   267,995       597,902       442,963
Virginia                    288,709       404,880       351,513
Wisconsin                        --            --        22,083

National Series
----------------------
All-American                603,916       753,169       632,023
Intermediate                 35,050       146,230       187,583
Limited Term                497,955       657,881       458,100
                         ----------   -----------    ----------
TOTAL                    $7,940,800   $10,970,240    $9,357,823
                         ==========   ===========    ===========

   Also, under separate agreements with the following Funds, for the period ended May 31, 1995, Manager agreed to subsidize certain expenses as set forth below. The Manager is not obligated to subsidize such expenses and may not do so in the future, although the Manager expects such reimbursement will continue until these funds reach a sufficient size to maintain a normal expense ratio to net assets.

                               Amount
                             Subsidized
                              5/31/95
                          ----------------
State Series
----------------------
Alabama                       $ 65,116
Colorado                        52,140
Florida Intermediate            98,946
Kansas                          13,950
New Jersey                      73,895
New Jersey
  Intermediate                  56,229
New Mexico                      15,300
New York                       138,257
South Carolina                  72,306
Wisconsin                       62,467

National Series
----------------------
Intermediate                    71,839
                            --------------
Total                         $720,445
                            ==============

   Each Advisory Agreement will terminate automatically upon its assignment and its continuance must be approved annually by the Fund's trustees or a majority of the particular series' outstanding voting shares and in either case, by a majority of the Fund's disinterested trustees. Each Advisory Agreement is terminable at any time without penalty by the trustees or by a vote of a majority of the particular series' outstanding voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Fund.

   The Manager has advanced all organization expenses of the Fund and each series, which include printing of documents, fees and disbursements of the Fund's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act, and state securities laws, as well as the initial fees of the Fund's custodian and transfer agent. Such fees aggregated approximately $83,600 for the Colorado series, $69,100 for the Limited Term series, $83,600 for the Missouri series, $72,000 for the Louisiana series, $285,000 for the Florida series, $257,000 for the New York series, $42,800 for the Kansas series, $58,900 for the New Jersey series, $32,200 for the New Jersey Intermediate series, $51,700 for the New Mexico series, $30,700 for the Intermediate series, $35,400 for the South Carolina series, $27,400 for the Florida Intermediate series, $60,800 for the Alabama series, and $98,100 for the Wisconsin series.

   The expenses are being reimbursed to the Manager by uniform pro rata deductions from the net asset value of each series of the Fund accrued daily and paid monthly over the five-year period which commenced June 1, 1991, with respect to the Florida, Louisiana, Limited Term, and Missouri series; June 1, 1992, with respect to the New York series; June 1, 1993, with respect to the Colorado, Kansas and New Mexico series, and June 1, 1994, with respect to the Intermediate Series.

   The Manager has agreed that in the event the operating expenses of the series (including fees paid to the Manager and payments to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the related Advisory Agreement is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess.

   A series may advertise its actual expenses expressed as a percentage of its net assets and may also quote the average expense percentage of funds of the same type as calculated by Lipper Analytical Services.

   Securities held by any series may also be held by, or be appropriate investments for, other series or other investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security.

   If purchases or sales of securities for any series of the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the affected series and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                                 DISTRIBUTOR

   As stated in the Prospectus, Flagship Funds Inc. acts as the Distributor (the "Distributor") of shares of each series in accordance with the terms of separate Distribution Agreements with each series. The Distributor may conduct an initial subscription period offering respecting each series of the Fund and may thereafter make a continuous offering of such series' shares and will be responsible for all sales and promotion efforts. The Distribution Agreements must be approved in the same manner as the Advisory Agreements discussed under "How the Funds are Managed" in the Prospectus and will terminate automatically if assigned by either party thereto and are terminable at any time without penalty by the Board of Trustees of the Fund or by vote of a majority of the pertinent series' outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Fund.

   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing the Fund's shares.

   The Plan authorizes each Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of each Fund's daily net asset values attributable to each class of shares as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Funds' disinterested trustees. The scope of the foregoing shall be interpreted by the trustees, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the trustees, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment adviser's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record-keeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the trustees; and the financing of any activity for which payment is authorized by the trustees. Pursuant to the Plan, each series itself through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with such series. Distribution costs in the early years of any series of the Fund are likely to be higher than the distribution fee paid to the Distributor by such series of the Fund. For example, in the first year of operations distribution expenses might amount to $500,000 and the fee paid by the Fund might be capped at only $100,000 in view of the Fund's relatively small size, whereas in later years distribution expenses might be $1 million but the distribution fee could be even greater than $1 million in view of the growth of the Fund. All distribution and shareholder service expenses incurred in a particular year by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement for such year by the Fund and without any carryover to subsequent years.

   The maximum amount payable annually by any series of the Fund under the Plan and related agreements with respect to the Class A Shares is .40% of such series' average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such series' average daily net assets attributable to such Class B Shares. For Class C Shares, the maximum amount payable annually is .95% of such series' average daily net assets attributable to such Class C Shares. In the case of broker-dealers who have selling agreements with the Distributor and others, such as banks, who have service agreements with any series of the Fund, the maximum amount payable to any recipient is .001096% per day (.40% on an annualized basis) of the proportion of average daily net assets of such series attributable to Class A Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such series attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such series attributable to Class C Shares represented by such person's customers. The Board of Trustees may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund or any series.

   During the period ended May 31, 1995, the amounts paid to the Distributor by each series of the Fund pursuant to the Plan were as follows:

                 Compensation     Upfront        Advertising &       Salaries &
                  to Brokers    Commissions       Promotions          Benefits         Other          Total
                 ------------    ----------   -----------------     --------------    ---------   ------------
State Series
-------------
Alabama           $   1,591     $                  $                  $               $            $    1,591
Arizona
 - Class A          136,886                          47,908             45,420          56,478        286,692
 - Class C                         13,020                                                              13,020
Colorado             61,167                          24,714             12,244                         98,125
Connecticut
 - Class A          391,442                          75,521            111,233         210,727        788,923
 - Class C            4,581        44,012                                                              48,593
Florida             685,394                         151,351            269,579         275,719      1,382,043
Florida Int.
 - Class A            5,071                           4,878                                             9,949
 - Class C              893        11,284             1,125                                            13,302

                                14

                 Compensation     Upfront        Advertising &       Salaries &
                  to Brokers    Commissions       Promotions          Benefits         Other          Total
                 ------------    ----------   -----------------     --------------    ---------   ------------
State Series
-------------
Georgia
 - Class A        $  229,904                       $ 63,566           $ 62,915        $108,291     $  464,676
 - Class C             4,103      $ 48,678            1,401                                            54,182
Kansas               146,761                         87,597             60,812                        295,170
Kentucky
 - Class A           740,565                        176,669            234,841         329,702      1,481,777
 - Class C            21,723        93,883            6,341                                           121,947
Louisiana
 - Class A           129,323                         45,454             41,196          44,611        260,584
 - Class C               327        21,417                                                             21,744
Michigan
 - Class A           474,274                        116,765            171,991         189,952        952,982
 - Class C            68,142       203,113           40,598                                           311,853
Missouri
 - Class A           344,166                        138,850            207,285           5,940        696,241
 - Class C                          26,305                                                             26,305
New Jersey            10,635                         11,775                                            22,410
New Jersey
 Intermediate         13,860                         16,609              5,812                         36,281
New Mexico            97,291                         42,226             42,032          14,188        195,737
New York              93,891                         43,899             51,088             239        189,117
N. Carolina
 - Class A           372,837                         72,553             81,004         225,859        752,253
 - Class C             5,219        41,607                                                             46,826
Ohio
 - Class A           860,477                        166,036            242,625         465,600      1,734,738
 - Class C            87,950       164,216                                                            252,166
Pennsylvania
 - Class A            75,646                         45,624             33,502                        154,772
 - Class C               920        18,902                                                             19,822
South
  Carolina            14,657                         14,797                563                         30,017
Tennessee
 - Class A           459,582                        130,674            179,941         158,245        928,442
 - Class C            20,357        84,782            3,865                                           109,004
Virginia
 - Class A           223,856                         55,797             72,829          75,512        427,994
 - Class C             5,253        47,541                                                             52,794
Wisconsin              8,837                          8,489                                            17,326

National Series
-----------------------------
All-American
 - Class A           335,664                        162,614            176,442                        674,720
 - Class C           105,148       232,288           48,244             11,391                        397,071
Intermediate          74,379                         64,642             10,936                        149,957
Limited Term       1,250,241                        338,631            448,674         488,352      2,525,898

   The Plan, the Distribution Agreements, the Selling Agreements and the Service Agreements have been approved by the Fund's trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at a meeting called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such disinterested trustees or by a majority of the Fund's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan for any class of shares must be approved by a majority of each series' outstanding shares of such class, and all other material amend-ments to the Plan or any related agreement must be approved by a majority of each series' outstanding shares. Any amendment increasing the maximum must be approved by a majority of such disinterested trustees.

   In order for the Plan to remain effective, the selection and nomination of trustees who are not "interested persons" of the Fund must be done by the trustees who are not "interested persons" and the persons authorized to make payments under the Plan must provide written reports at least quarterly to the trustees for their review.

   Also, in its capacity as national wholesale underwriter for shares of the Funds, the Distributor received commissions on sales of the Funds' Class A Shares and, if applicable, contingent deferred sales load on Class C Shares offered on a continuous basis for the years ended May 31, 1993; 1994; and 1995 as follows (there is no historical data for Class B or Y Shares)

CLASS A SHARES

                                   1993                          1994                          1995
                        --------------------------    --------------------------   ---------------------------
                         Aggregate      Retained       Aggregate      Retained      Aggregate       Retained
                           Amount       By Dist.        Amount        By Dist.        Amount        By Dist.
                        -----------    -----------    -----------   -----------    -----------    ------------
State Series
 --------------------
Alabama                 $        --    $       --     $    14,500    $       --    $    40,800     $    5,600
Arizona                     823,000        88,000         743,600        84,700        226,600         31,400
Colorado                    384,000        49,000         326,900        43,800         95,400         13,300
Connecticut               1,290,000       147,000       1,033,000       137,900        446,500         59,500
Florida                   3,103,000       311,000       2,135,700       296,700        882,000        111,900
Florida Intermediate             --            --          24,400            --         23,300          3,200
Georgia                     967,000       136,000         945,300       127,200        347,400         46,900
Kansas                    1,141,000       149,000       1,400,000       185,200        384,000         51,100
Kentucky                  3,201,000       445,000       3,192,800       423,600      1,304,200        174,100
Louisiana                   499,000        65,000         575,400        71,400        246,500         31,500
Michigan                  1,316,000       184,000       1,222,500       139,300        593,700         80,600
Missouri                  2,015,000       280,000       2,103,300       278,200        892,200        119,700
New Jersey                   77,000         2,000         112,100        10,800        115,700         14,700
New Jersey
  Intermediate                5,000            --         117,500        20,400         30,800          5,600
New Mexico                  903,000        63,000         646,900        85,500        191,100         28,400
New York                    454,000        43,000         596,817        69,217        242,700         31,800
N. Carolina               1,155,000       165,000       1,076,400       146,300        438,500         46,900
Ohio                      2,837,000       387,000       2,337,100       274,500      1,065,900        141,100
Pennsylvania                185,000        20,000         173,900        20,000        118,700         15,300
S. Carolina                      --            --         111,100         6,100         44,300          5,700
Tennessee                 2,028,000       278,000       2,123,600       284,800        845,900        113,400
Virginia                    920,000       131,000         677,600        88,700        381,200         49,800
Wisconsin                                                                              272,200         23,800

National Series
 --------------------
All-American              1,095,000       147,000       1,188,000       161,798        763,400        104,100
Intermediate                394,000        43,000         460,600        89,100        171,100         34,400
Limited Term              5,276,000     1,068,000       4,055,400       818,100        797,200        160,100
                        -----------    -----------    -----------    -----------   ------------    ------------
TOTAL                   $30,068,000    $4,201,000     $27,394,417    $3,863,315    $10,961,300     $1,503,900
                        ============   ===========    ===========    ===========   ============    ============

CLASS C SHARES
                             1994                 1995
                        ----------------   ------------------
                          Contingent           Contingent
                           Deferred             Deferred
                         Sales Charge         Sales Charge
                        ----------------   ------------------
State Series
-------------------
Arizona                     $   --              $ 4,000
Connecticut                    800                5,900
Florida
  Intermediate                 400                1,200
Georgia                        600                7,300
Kentucky                     5,900                6,900
Louisiana                      200                1,300
Michigan                    10,500               20,400

                              1994                 1995
                        ----------------   ------------------
                          Contingent           Contingent
                           Deferred             Deferred
                         Sales Charge         Sales Charge
                        ----------------   ------------------
Missouri                    $   100             $  2,700
North Carolina                  400                4,500
Ohio                         11,600                7,800
Pennsylvania                    100                  800
Tennessee                     3,900               16,300
Virginia                      1,200                9,600

National Series
-------------------
All-American                 26,000               31,500
                         --------------      ----------------
TOTAL                       $61,700             $120,200
                         ==============      ================

                         CUSTODIAN AND TRANSFER AGENT

   Boston Financial, 225 Franklin, Boston, MA 02106, is the custodian, transfer agent and dividend disbursing agent for each series. It also maintains the accounting records, determines the net asset value and performs other shareholder services for the Fund and each series.

                                   AUDITORS

   Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent public accountants for the Fund and each series.

                            PORTFOLIO TRANSACTIONS

   The obligations in which the various series invest are traded primarily in the over-the-counter market. Portfolio securities normally are purchased directly from dealers who make a market in the securities involved or directly from the issuer. Such dealers are usually acting as principals for their own account. Because such obligations are usually bought and sold on a net basis without any brokerage commissions, the cost of portfolio transactions to the Fund will primarily consist of dealer spreads.

   Subject to policy established by the Fund's trustees, the Manager is primarily responsible for each series' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the firm's general execution and operational facilities; and the firm's risk in the positioning of the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Fund will not necessarily always be paying the lowest price or commission available. The Manager does not expect to use any one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research to the Fund or the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Advisory Agreements and the expenses of the Manager or any of its affiliates, acting either as principal or as paid broker. No brokerage commissions were paid by any series of the Fund from its respective date of commencement through the period ended May 31, 1995.

                      YIELD AND TOTAL RETURN CALCULATION

   Each series of the Fund may include its current yield or total return in advertisements of information furnished to stockholders or potential investors. The yield of each series is calculated in accordance with the Securities and Exchange Commission's standardized yield formula and, in the case of series offering both Class A and Class C Shares, is so calculated separately for Class A and Class C Shares. Under this formula, interest income over a 30-day measurement period (including appropriate adjustments for accretion of original issue discounts and amortization of market premiums) is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360-day year. The corresponding tax equivalent yield reflects the rate an investor would have to earn on a taxable security in order to equal the same after-tax return. As appropriate, the tax equivalent yield may reflect exemption from federal and/or state income taxes, as well as property and/or intangible taxes.

   A series may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charges which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the series' or class's "average annual total return." A series' average annual total return for any time period is calculated (separately for each class of shares) by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales charge). The change in total value at the end of the investment period is then expressed as an average annual total rate of return. Each class of each series may also quote its current yield and total return on a tax equivalent basis assuming specified applicable Federal, state and local tax rates and may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein a series' performance is categorized or compared with other national or state tax-exempt bond funds with similar investment objectives, such as Lipper Analytical Service's Fixed Income Performance Analysis for Municipal Bond Funds under "Short (1-5 Yr.) Municipal Bond Funds," "Intermediate (5-10 Yr.) Municipal Bond Funds," or "Single State Municipal Bond Funds," or this same data as quoted by Barrons, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Mutual Fund Tax Exempt Bond Funds"; or Morningstar, Inc.'s Mutual Fund Values under "Municipal Bond General Overview."

   A series may also quote from articles or commentary published by these same statistical services or publishers. In addition, a series may show, in narrative or chart form, such series' credit rating analysis, sector analysis, composition, portfolio holdings, coupon range, as well as information contained in such series' audited financial report.

   From time to time the tax equivalent yield and average annual total return of any national or state tax exempt funds, may be compared to the yield of a three-month, six-month or five-year Certificate of Deposit (a "CD"). Such comparisons will, of course, indicate that while the principal value and yield of the series may fluctuate, the principal value of a CD is FDIC insured, and both its principal value and yield are fixed and stable.

   Current yield and total return of each class of each series will vary from time to time depending on market conditions, the composition of the portfolio of the particular series, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of any series of the Fund with those of other investment vehicles.

   Yield and Total Return Calculation as of May 31, 1995 (there is no historical data for Class B or Y Shares):

                        Current Yield           Average Annual Total Return
                                         ---------------------------------------
                        Prior 30 Days       1 Year        5 Year        10 Year       Inception Date
                       ---------------   -----------    -----------   ----------     ----------------
State Funds
-------------------
Alabama                     6.78%            4.20%         4.88%*         N/A%        Apr 11, 1994
Arizona
 - Class A                  5.63             5.41          7.95           7.54*       Oct 29, 1986
Arizona
 - Class C                  5.36             8.32          2.78*          N/A         Feb 7, 1994
Colorado                    5.95             4.95          7.52           6.73*       May 4, 1987
Connecticut
 - Class A                  5.04             3.67          7.05           7.02*       Jul 13, 1987
Connecticut
 - Class C                  4.72             6.53          1.77*          N/A         Oct 4, 1993
Florida                     5.10             3.88          7.63*          N/A         Jun 15, 1990
Florida
  Intermediate
 - Class A                  4.86             5.14          4.30*          N/A         Feb 1, 1994
Florida
  Intermediate
 - Class C                  4.46             6.80          6.19*          N/A         Feb 2, 1994
Georgia
 - Class A                  4.83             3.76          6.97           7.17*       Mar 27, 1986

                                18

                                               Average Annual Total Return
                        Current Yield    ---------------------------------------
                        Prior 30 Days       1 Year        5 Year        10 Year       Inception Date
                       ---------------   -----------    -----------   ----------     ----------------
State Funds
-------------------
Georgia
 - Class C                  4.50%           6.72%           2.08%*        N/A%        Jan 4, 1994
Kansas                      5.80            3.27            5.88*         N/A         Jan 9, 1992
Kentucky
 - Class A                  5.07            4.82            7.73          7.97*       May 4, 1987
Kentucky
 - Class C                  4.74            7.82            2.76*         N/A         Oct 4, 1993
Louisiana
 - Class A                  5.60            4.61            8.17          7.98*       Sep 12, 1989
Louisiana
 - Class C                  5.30            7.59            1.88*         N/A         Feb 2, 1994
Michigan
 - Class A                  4.89            4.01            7.25          8.42*       Jun 27, 1985
Michigan
 - Class C                  4.57            6.98            4.13*         N/A         Jun 22, 1993
Missouri
 - Class A                  5.61            3.65            7.57          7.62*       Aug 3, 1987
Missouri
 - Class C                  5.31            6.60            1.07*         N/A         Feb 2, 1994
New Jersey                  5.62            4.58            6.29*         N/A         Sep 16, 1992
New Jersey
  Intermediate              4.53            4.20            6.04*         N/A         Sep 16, 1992
New Mexico                  4.88            4.66            5.49*         N/A         Sep 16, 1992
New York                    5.69            4.18            8.39*         N/A         Jan 16, 1991
North Carolina
 - Class A                  4.68            2.94            6.82          6.69*       Mar 27, 1986
North Carolina
 - Class C                  4.35            5.97            1.54*         N/A         Oct 4, 1993
Ohio
 - Class A                  4.57            3.45            7.17          8.24*       Jun 27, 1985
Ohio
 - Class C                  4.23            6.50            3.96*         N/A         Aug 3, 1993
Pennsylvania
 - Class A                  6.13            3.37            7.27          6.90*       Oct 29, 1986
Pennsylvania
 - Class C                  5.89            6.31            1.96*         N/A         Feb 2, 1994
South Carolina              5.26            3.98            2.15*         N/A         Jul 6, 1993
Tennessee
 - Class A                  4.82            3.51            7.11          7.78*       Nov 2, 1987
Tennessee
 - Class C                  4.49            6.35            1.90*         N/A         Oct 4, 1993
Virginia
 - Class A                  5.04            3.45            7.44          7.33*       Mar 27, 1986
Virginia
 - Class C                  4.71            6.40            2.26*         N/A         Oct 4, 1993
Wisconsin                   5.01            2.84*           N/A           N/A         Jun 1, 1994

National Funds
-------------------
All-American
 - Class A                  5.35            3.47            8.45          8.47*       Oct 3, 1988
All-American
 - Class C                  5.04            6.42            4.77*         N/A         Jun 2, 1993
Intermediate                5.28            3.43            6.30*         N/A         Sep 15, 1992
Limited Term                4.75            2.78            6.66          6.77*       Oct 19, 1987

------------
* Inception to date

                            DIVIDEND PAYMENT OPTIONS

   Several dividend payment options are available to shareholders. The activation of these options varies with the nature of a shareholder's administrative relationship with the Fund. If the shareholder receives periodic statements regarding the Fund from their broker/dealer, then all dividends are automatically paid in cash unless the shareholder instructs their broker/dealer to implement a different option. If the shareholder receives a periodic statement directly from the Fund, then all dividends are automatically reinvested unless the shareholder instructs the Fund to implement a different option.

   The dividend payment options are to:

   1. Automatically reinvest all interest and capital gains distributions.

   2. Pay interest dividends in cash, and reinvest capital gains distributions.

   3. Pay both interest and capital gains distributions in cash.

   4. Direct all dividends to another Flagship tax exempt, utility, or U.S. Government fund account which has an identical registration and tax identification number (the $3,000 minimum initial investment applies).

   5. Have dividends deposited electronically via automated clearing house into a bank account. The Fund's Prospectus contains complete information.

   All reinvested or directed dividends will be at net asset value without any sales charge. Your broker, or Flagship customer service representative can help you change your option from your initial account opening instructions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

   The ways in which the shares of the series of the Fund are offered to the public is described in the Fund's Prospectus.

Purchase

   The trustees of the Fund have eliminated sales charges from purchases of $2,000,000 or more in view of the benefits to all shareholders of greater total assets over which to spread fixed costs, the cost savings realized in dealing with large accounts and the absence of any dilution or other adverse effects on existing shareholders. On purchases of $2,000,000 or more (including any applicable rights of accumulation and combination and purchases under letters of intent), the Distributor will pay the dealer out of the Distributor's funds an amount equal to up to .15% of the total purchase, with the dealer required to repay such amount for any shares which are redeemed within one year of purchase.

   The Distributor offers several reduced sales charge programs as described below.

   1. Cumulative Purchase Discount (Class A Shares Only). Whenever an individual shareholder purchases Class A Shares of any series of the Fund, such individual shareholder may aggregate his holdings of all Class A Shares in any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor and any current purchases of Class A Shares to determine the applicable sales charge. A reduced sales charge will be imposed if the aggregate amount qualifies under the rate schedule. An individual shareholder may also aggregate the holdings of a spouse, any of their children and parents in the same fashion when making a particular purchase. Finally, for purposes of determining the applicable sales charge, trusts and other fiduciaries may aggregate the holdings of each trust estate or other fiduciary account in the same fashion even if the beneficiaries are unrelated. Any shareholder may also combine his holdings of Class A Shares subject to a front-end sales charge and current purchases of Class A Shares in all such funds distributed by the Distributor in order to qualify for a reduced sales charge on any particular purchase.

   2. Letter of Intent (Class A Shares Only). A shareholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in Class A Shares of the Fund or in Class A Shares of any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the shareholder does not pay the increased sales charge.

   3. Broker-dealer and Flagship Employees. In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that certain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, trustees and full-time employees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor," "officers," "trustees" and "employees" include such persons' spouses, children and parents, as well as the trustee or custodian of any qualified pension or profit sharing plan or IRA established for the benefit of such officer, trustee, employee, spouse, child or parent.

   4. Group Purchasers (Class A Shares Only). Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may purchase shares at net asset value (without sales charge) where the amount invested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

   A "qualified group" is one which (i) has previously been in existence,
(ii) has a primary purpose other than acquiring Fund shares at a discount and
(iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements relating to its group purchases. Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value determined on the day that the funds are received in proper form by the Fund.

   5. Redemptions from Unrelated Funds. Shares of the Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption (within one year of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges or is no longer subject to a CDSC.

   6. Wrap Fee Accounts. Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, record keeping or other services.

Exchanges

   Any Class A Shares which have been registered in a shareholder's name for at least 15 calendar days, except shares of money market funds may be exchanged on the basis of relative net asset value per share without a sales charge for Class A Shares of any other tax exempt, U.S. Government, cash management or utility fund or series thereof distributed by the Distributor in any state where such exchange may legally be made.

   An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, shareholders who exchange between funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid, if a sales charge was assessed on the exchanged shares. Also, if a shareholder receives tax-exempt dividends and shares have not been held for more than six months, any loss on the sale or exchange of such holdings shall be disallowed to the extent of the tax-exempt dividends.

Redemption

   To redeem shares, your dealer is responsible for transmitting the redemption request to Boston Financial, the Fund's custodian, by the close of trading on the New York Stock Exchange on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received and your entitlement to any prior day's redemption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.

   If you meet the requirements stated below, you may redeem shares by telephone toll free at 800-225-8530.

   If you request payment by wire, proceeds will be sent by wire to a previously designated bank or trust company account normally on the next business day Boston Financial is open for business. The minimum amount to be wired is $5,000. Payment by mail may also be requested by telephone, in which case the Fund will make the redemption as of the close of business on the date on which such request is received and will normally send a check on the next business day in the appropriate amount to the shareholder of record at the address listed in the most recent Application Form received for such shareholder.

   In order to use the telephone redemption procedure, an Application Form with the expedited payment section properly completed must be on file with Boston Financial before an expedited redemption request is submitted. This form requires you to designate the bank or trust company account to which your redemption proceeds should be sent. Any change in the account designated to receive the proceeds must be submitted in proper form on a new Application Form with signature guaranteed (see "Ordinary Redemption" for guaranty requirements).

   Neither the Fund nor Boston Financial will be responsible for the authenticity of any redemption instructions received by telephone or for the accuracy or authenticity of anything contained in the most recent Application Form received from you.

   For all redemptions other than through your dealer or by telephone, your redemption request must be submitted in writing to:

             Flagship Funds
             c/o Boston Financial
             P.O. Box 8509
             Boston, MA 02266-8509

   Such redemptions will be made immediately after the next determination of net asset value, and the Fund will make payment by sending a check to you at the address on your most recent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regulation following receipt of the redemption request in proper form. Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. For redemption requests over $50,000, or if the address on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, your signature on the redemption request must be guaranteed by a commercial bank, trust company, savings bank or savings and loan association that is a member of the FDIC or FSLIC, or by a member firm of a domestic national securities exchange. In certain instances, Boston Financial may request additional documentation which it believes necessary to insure proper authorization.

   The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on the New York Stock Exchange is restricted or during which (as determined by the Commission by rule or regulation) and emergency exists as a result of which disposal or evaluation of a series' portfolio securities is not reasonably practicable, or for such other periods as the Commission by order permits.

   The Fund will use its best efforts to pay in cash for all shares redeemed, but under abnormal conditions which make payment in cash impractical or unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal, when added to any cash payment, to the redemption price. In such cases an investor may incur brokerage costs in converting such securities to cash.

   Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares in a series of any shareholder whose redemptions cause the value of its holdings in such series to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, the shareholder will be given written notice that the value of the shares of such series in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of his holdings in such series to at least $1,000.

   Shares purchased other than by Federal Funds wire or bank wire may not be redeemed by telephone until 10 calendar days after the purchase of such shares but may be redeemed pursuant to the ordinary redemption procedure during such period.

Price

   The public offering price is based on net asset value and includes the applicable sales charge. Because the Fund determines net asset value for each series daily as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally five business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.

   All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement. Boston Financial will send to each shareholder of record a confirmation of each purchase and redemption transaction (including the aggregate number of shares owned after such transaction) by such shareholder and a quarterly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior month.

                                    TAXES

   Each series of the Fund intends to qualify and elect to be treated as a "regulated investment company" under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each series must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts on stock or securities, or (c) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited, in respect of any issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Because each series of the Fund generally invests in the obligations of a single state and its political subdivisions, it may be more difficult for a series to comply with the above-mentioned diversification requirements than would be the case if such series invested in a broader category of obligations.

   Corporate shareholders may also be taxed on exempt interest dividends not otherwise considered to be a preference item since the computation of a corporation's alternative minimum tax liability includes an adjustment generally based on the difference between adjusted current earnings (an alternative measure of income that includes interest on tax-exempt obligations) and the amount otherwise determined to be alternative minimum taxable income.

   Each series intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a four percent Federal excise tax. To do so, each series expects to distribute during the calendar year at least an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year which has not been taxed to such series. Dividends declared in October, November or December made payable to shareholders of record in such a month, and paid in the following January would be deemed to have been paid by the Fund and received by shareholders as of December 31st of the year declared.

   Dividends paid by any series will not qualify for the 70 percent dividends-received deduction generally available to corporate shareholders because none of any series' gross income will consist of dividends from domestic corporations. Shareholders will be subject to federal and state taxes on distributions attributable to interest earned on certificates issued by U.S. agencies (e.g., GNMA, FNMA, and FHLMC).

   A series may engage in various defensive hedging transactions. Under various Code provisions, such transactions may change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. If a shareholder receives an exempt-interest dividend with respect to any share of a series and such share is held by such shareholder for less than six months, any loss on the sale or exchange of such share shall be disallowed to the extent of such exempt-interest dividend. Also, if a capital gain dividend is paid with respect to any shares of a series which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for purposes of these rules.

                     EXCHANGE AND REINVESTMENT PRIVILEGE

   Any Class A Shares which have been registered in a shareholder's name for at least 15 calendar days, may be exchanged, on the basis of relative net asset value per share, for shares of any other tax exempt, cash management, U.S. Government, or utility mutual fund or series thereof distributed by Flagship Funds Inc. ("Substitute Fund") which are sold subject to an initial sales charge in any state where such exchange may legally be made. Any Class C Shares which have been registered in a shareholder's name for at least 15 calendar days, may be exchanged on the basis of relative net asset value per share without the payment of any contingent deferred sales charge otherwise due upon redemption of Class C Shares for shares of any other Substitute Fund which are sold pursuant to a deferred sales charge arrangement in any state where such exchange may legally be made. Shares must be on deposit at the transfer agent before the exchange can be made. Before effecting an exchange, a shareholder should obtain and read a current prospectus of the Substitute Fund.

   An exchange between funds pursuant to the exchange privilege is treated as a sale for Federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. However, shareholders who exchange between funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid, if a sales charge was assessed on the exchanged shares.

   The exchange privilege may be modified or terminated at any time. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from the Fund's Transfer Agent and submit it to the Transfer Agent. If you have certificates for any shares being exchanged, you must surrender such certificates.

   A shareholder who has redeemed Class A Shares may repurchase shares (or shares of any other fund distributed by the Distributor or series thereof which are sold subject to a sales charge) at net asset value without incurring the applicable sales charge. Such a purchase must, however, be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption. The reinvestment request must be received by the Transfer Agent within one year of the redemption, and this feature may be exercised by a shareholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

   For further details on exchanges and reinvestments, please contact your dealer or call the Fund toll free at 1-800-414-7447, or for TDD call 800-360-4521.

                          SYSTEMATIC WITHDRAWAL PLAN

   Shareholders of any series of the Fund whose account is valued at $10,000 or more may establish a Systematic Withdrawal Plan and receive monthly or quarterly checks for $50 or any specified greater amount. Shareholders who establish a Systematic Withdrawal Plan must receive their distributions of the Fund's investment income in the form of additional full and fractional shares at net asset value without any sales charge. Such distributions and other shares in the shareholder's account will be redeemed to the extent necessary at net asset value on the day of the month that monthly dividends are paid in order to pay the specified amount to be withdrawn that month pursuant to the shareholder's Systematic Withdrawal Plan. Depending upon the size of withdrawal payments specified, the size of the shareholder's account and fluctuations in net asset value, such redemptions may reduce or exhaust the shareholder's account.

   Generally, it will be disadvantageous for a shareholder to purchase shares (except through reinvestment of distributions) while the shareholder is participating in a Systematic Withdrawal Plan because the shareholder will be paying a sales charge to purchase shares at the same time that the shareholder is redeeming shares upon which the shareholder may already have paid a sales charge. Therefore, the Fund will not knowingly permit a shareholder to make additional investments of less than $5,000 if such shareholder is at the same time making systematic withdrawals at a rate greater than the dividends being paid on his shares. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice. Shareholders may withdraw from the program at any time or change the payee or the specified amount of payments.

   If you are interested in establishing a Systematic Withdrawal Plan, please contact Flagship toll free at 1-800-225-8530, or for TDD call 800-360-4521.

                                 SERVICEMARKS

   Flagship Financial has obtained federal registration of combination servicemarks for each of the state and national series described in this prospectus. The servicemarks consist of both the full name of each fund and an accompanying logo. In the case of the state funds, the logo is presented as white stars on a blue field, along with red and white stripes covering an outline of the specific state, and in the case of the national funds, a similar design covering an outline of the United States. These servicemarks are filed for federal registration. In addition, Flagship Financial has filed for federal registration with regard to its use of the servicemark "Plain Vanilla" in the investment and mutual fund area.

                              OTHER INFORMATION

   The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered by the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

   Statements contained in the Prospectus or in the Additional Statement as to the contents of any contract of other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                 Index to Financial Statements of Sub-Trusts of
                   the Flagship Tax-Exempt Funds Trust and
                 Flagship Pennsylvania Triple Tax-Exempt Fund

   Financial Statements and Independent Auditors' Report for the period ending May 31, 1995, for the following funds:

                                                                            Page
                                                                           -----
Flagship Alabama Double Tax Exempt Fund ...................................   F-
Flagship All-American Tax Exempt Fund .....................................   F-
Flagship Arizona Double Tax Exempt Fund ...................................   F-
Flagship Colorado Double Tax Exempt Fund ..................................   F-
Flagship Connecticut Double Tax Exempt Fund ...............................   F-
Flagship Florida Double Tax Exempt Fund and Flagship Florida
 Intermediate Tax Exempt Fund .............................................   F-
Flagship Georgia Double Tax Exempt Fund ...................................   F-
Flagship Intermediate Tax Exempt Fund .....................................   F-
Flagship Kansas Triple Tax Exempt Fund ....................................   F-
Flagship Kentucky Triple Tax Exempt Fund ..................................   F-
Flagship Limited Term Tax Exempt Fund .....................................   F-
Flagship Louisiana Double Tax Exempt Fund .................................   F-
Flagship Michigan Triple Tax Exempt Fund ..................................   F-
Flagship Missouri Double Tax Exempt Fund ..................................   F-
Flagship New Jersey Intermediate Tax Exempt Fund and
 Flagship New Jersey Double Tax Exempt Fund ...............................   F-
Flagship New Mexico Double Tax Exempt Fund ................................   F-
Flagship New York Tax Exempt Fund .........................................   F-
Flagship North Carolina Double Tax Exempt Fund ............................   F-
Flagship Ohio Double Tax Exempt Fund ......................................   F-
Flagship Pennsylvania Triple Tax Exempt Fund ..............................   F-
Flagship South Carolina Double Tax Exempt Fund ............................   F-
Flagship Tennessee Double Tax Exempt Fund .................................   F-
Flagship Virginia Double Tax Exempt Fund ..................................   F-
Flagship Wisconsin Double Tax Exempt Fund .................................   F-

                 INDEX TO FINANCIAL STATEMENTS OF SUB-TRUSTS OF
                       THE FLAGSHIP TAX-EXEMPT FUNDS TRUST

   Financial Statements and Independent Auditors' Report for the period ending May 31, 1995, for the following funds:



                                                                        Page
                                                                        -----
Flagship Alabama Double Tax Exempt Fund                                 F-
Flagship All-American Tax Exempt Fund                                   F-
Flagship Arizona Double Tax Exempt Fund                                 F-
Flagship Colorado Double Tax Exempt Fund                                F-
Flagship Connecticut Double Tax Exempt Fund                             F-
Flagship Florida Double Tax Exempt Fund
  and Flagship Florida Intermediate Tax Exempt Fund                     F-
Flagship Georgia Double Tax Exempt Fund                                 F-
Flagship Intermediate Tax Exempt Fund                                   F-
Flagship Kansas Triple Tax Exempt Fund                                  F-
Flagship Kentucky Triple Tax Exempt Fund                                F-
Flagship Limited Term Tax Exempt Fund                                   F-
Flagship Louisiana Double Tax Exempt Fund                               F-
Flagship Michigan Triple Tax Exempt Fund                                F-
Flagship Missouri Double Tax Exempt Fund                                F-
Flagship New Jersey Intermediate Tax Exempt Fund
  and Flagship New Jersey Double Tax Exempt Fund                        F-
Flagship New Mexico Double Tax Exempt Fund                              F-
Flagship New York Tax Exempt Fund                                       F-
Flagship North Carolina Double Tax Exempt Fund                          F-
Flagship Ohio Double Tax Exempt Fund                                    F-
Flagship Pennsylvania Triple Tax Exempt Fund                            F-
Flagship South Carolina Double Tax Exempt Fund                          F-
Flagship Tennessee Double Tax Exempt Fund                               F-
Flagship Virginia Double Tax Exempt Fund                                F-
Flagship Wisconsin Double Tax Exempt Fund                               F-


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value

               Education
               --------------------------------------------------------------------------------------------------------------------
   $   145     Alabama Agricultural and Mechanical University Board of Trustees Revenue -          5.500%    11/01/20    $  142,460
               Series 1995
        25     Alabama State Board of Education Revenue - Shelton State Community                  6.000     10/01/14        25,618
               College - Series 1994
        20     Auburn, AL University Revenues - Athletic - Series 1993                             5.200     04/01/04        20,210
        25     University of Alabama Dorm Revenue - Series 1994                                    6.000     11/01/13        25,421

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
        20     Huntsville, AL Health Care Authority - Health Care Facilities Revenue -             6.000     06/01/07        20,781
               Series 1992 B
        25     Huntsville, AL Health Care Authority - Health Care Facilities Revenue -             6.500     06/01/13        26,660
               Series 1992 B

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
        25     Alabama Housing Finance Authority - Single Family - Series 1994 A-1                 6.600     04/01/19        26,220
        85     Alabama Housing Finance Authority - Single Family Mortgage Revenue -                6.400     10/01/20        85,904
               Collateralized Home Mortgage Revenue Bond Program - Series 1995 A-2

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
        50     Columbia, AL Industrial Development Board Pollution Control Revenue -               6.500     09/01/23        52,180
               Alabama Power Company Project - Series 1994

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
        20     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/12        21,194
               Revenue - Series V
        20     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18        21,146
               Revenue - Series 1992 T

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
        25     Alabama Water Pollution Control Authority - Revolving Fund Loan - Series            6.750     08/15/17        27,393
               1994
        90     Huntsville, AL Electric System Revenue - Warrants - Series 1994                     6.100     12/01/10        92,240
        15     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17        15,322
       185     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24       191,453

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
        50     Birmingham, AL Waterworks and Sewer Board Revenue - Series 1993 A                   6.000     01/01/12        51,502
        50     Birmingham, AL Waterworks and Sewer Board Revenue - Series 1994                     5.500     01/01/20        48,619
        45     Huntsville, AL Water System Revenue - Warrants - Series 1994                        6.300     11/01/10        46,451
        25     Jasper, AL Waterworks and Sewer Board, Incorporated - Water and Sewer               6.150     06/01/14        25,869
               Revenue - Series 1994
        50     Madison, AL Waterworks and Sewer Board Revenue - Series 1993                        6.250     12/01/12        50,928
       125     Prichard, AL Waterworks and Sewer Board Revenue - Series 1994                       6.125     11/15/14       129,101


4                                                                       Alabama


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
   $    35     Baldwin County, AL General Obligation Warrants - Series 1994                        6.350%    08/01/09    $   37,224
        20     Jefferson County, AL Board of Education - Series 1993                               5.250     02/15/01        20,433
       100     Montgomery, AL Downtown Redevelopment Authority - State of Alabama                  5.500     10/01/13        98,572
               Project - Mortgage Revenue Refunding - Series 1992
        50     Tuscaloosa County, AL General Obligation Warrants - Series 1994                     6.100     10/01/09        52,198

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
        45     Alabama State Municipal Electric Supply                                             6.500     09/01/05        49,701
       100     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             6.875     07/01/21       114,837
               Education and Health Facilities - Series K

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
        50     Alabama State School and College Authority                                          6.000     08/01/02        53,364

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       100     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23       105,742

               Total Investments in Securities - Municipal Bonds (cost $1,606,408) - 89.3%                                1,678,743

               Excess of Other Assets over Liabilities - 10.7%                                                              200,824

               Total Net Assets - 100.0%                                                                                 $1,879,567

See notes to financial statements.

Alabama                                                                      5

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $1,606,408)                     $1,678,743
  Cash                                                                   81,477
  Receivable for Fund shares sold                                       108,478
  Interest receivable                                                    32,095
  Other                                                                   2,082
    Total assets                                                      1,902,875

LIABILITIES:
  Distributions payable                                                   7,504
  Accrued expenses                                                       15,804
    Total liabilities                                                    23,308

NET ASSETS:
Applicable to 189,123 shares of beneficial
interest issued and outstanding                                      $1,879,567
Net asset value per share                                            $     9.94



(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                          $  54,737
EXPENSES:
  Distribution fees (Note E)                                              3,884
  Investment advisory fees (Note E)                                       4,854
  Custody and accounting fees                                            40,595
  Transfer agent's fees                                                  15,210
  Registration fees                                                       1,095
  Legal fees                                                                365
  Audit fees                                                              5,833
  Trustees' fees                                                            183
  Shareholder services fees (Note E)                                      1,706
  Other                                                                     129
  Distribution and Advisory fees waived (Note E)                         (7,147)
  Expense subsidy (Note E)                                              (65,116)
    Total expenses                                                        1,591
Net investment income                                                    53,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                            (14,088)
  Change in unrealized appreciation (depreciation)
  of investments                                                         70,459
Net gain on investments                                                  56,371
Net increase in net assets resulting from operations                  $ 109,517

See notes to financial statements.

6                                                                        Alabama

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                                  Period From
                                                   Year Ended  April 11, 1994 to
INCREASE (DECREASE) IN NET ASSETS                 May 31, 1995   May 31, 1994
Operations:
  Net investment income                            $   53,146      $     516
  Net realized loss on security transactions          (14,088)
  Change in unrealized appreciation
  (depreciation) of investments                        70,459          1,876
Net increase in net assets resulting from
  operations                                          109,517          2,392
Distributions to shareholders:
  Dividends from net investment income                (52,972)          (600)
Fund share transactions:
  Proceeds from shares sold                         1,599,456        355,446
  Net asset value of shares issued in
  reinvestment of distributions                        23,382
  Cost of shares reacquired                          (157,054)
Net increase in net assets from Fund share
  transactions                                      1,465,784        355,446
Total increase in net assets                        1,522,329        357,238
NET ASSETS:
  Beginning of period                                 357,238
  End of period                                    $1,879,567      $ 357,238
NET ASSETS CONSIST OF:
  Paid-in surplus                                  $1,821,146      $ 355,362
  Undistributed net investment income                     174
  Accumulated net realized loss on security
  transactions                                        (14,088)
  Unrealized appreciation (depreciation) of
  investments                                          72,335          1,876
                                                   $1,879,567      $ 357,238
See notes to financial statements.

Alabama                                                                        7

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Alabama Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on April 11, 1994. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.


8                                                                        Alabama

Notes to Financial Statements
================================================================================

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                                  Period From
                                                 Year Ended    April 11, 1994 to
                                                May 31, 1995      May 31, 1994
    Shares sold                                   166,351            36,973
    Shares issued in reinvestment
      of distributions                              2,463             - 0 -
    Shares reacquired                             (16,664)            - 0 -
    Net increase in shares
      outstanding                                 152,150            36,973
    Outstanding at beginning
      of period                                    36,973             - 0 -
    Outstanding at end of period                  189,123            36,973

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $2,500,315 and $1,078,591, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $72,335, all of which related to appreciated securities.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $14,100 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $4,854. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. During the year ended May 31, 1995, the Distributor, at its discretion, permanently waived distribution fees of $2,293. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $40,800 for the year ended May 31, 1995, of which approximately $35,200 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($60,792) will be reimbursed to the Advisor on a straight-line basis over a period of five years from the first day of the year following the year in which the Fund's net assets exceed $20 million. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

Alabama                                                                        9

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
================================================================================

                                                                  Period From
                                                Year Ended     April 11, 1994 to
                                               May 31, 1995       May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period:               $9.66             $9.58
Income from investment operations:
  Net investment income                              0.52              0.03
  Net realized and unrealized gain
  (loss) on securities                               0.28              0.09
Total from investment operations                     0.80              0.12
Less distributions:
  Dividends from net investment
  income                                            (0.52)            (0.04)
Total distributions                                 (0.52)            (0.04)
Net asset value, end of period                      $9.94             $9.66
Total return (a)                                     8.77%             9.34%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                         0.16%             0.00%
    Net investment income                            5.47%             2.42%
  Assuming no waivers and
  reimbursements:
    Expenses                                         7.61%            34.92%
    Net investment income                           (1.98%)          (32.50%)
Net assets at end of period (000's)                $1,880              $357
Portfolio turnover rate                            120.19%             0.00%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge and are
    annualized where appropriate.

10                                                                       Alabama

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP ALABAMA
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Alabama Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Alabama Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


Alabama                                                                       11

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

   Face
   Amount                                                                                          Face                     Market
   (000)       Description                                                                         Rate      Maturity       Value
               Alaska
$      310     Alaska State Housing Finance Corporation                                            7.800%    12/01/30    $  326,309
               California
     8,000     Contra Costa, CA Home Mortgage Finance Authority - Multifamily                      0.000     09/01/17     1,747,440
               Mortgage Revenue - Series 1984
     1,000     Sacramento, CA Cogeneration Authority - Cogeneration Project Revenue -              6.500     07/01/21     1,014,120
               Procter & Gamble Project - Series 1995
       100     Sacramento, CA Municipal Utility District Electric Revenue - Series V               7.875     08/15/16       112,212
               Colorado
     1,750     Denver, CO City and County Industrial Development Revenue - University              7.500     03/01/16     2,022,912
               of Denver
               Connecticut
     1,410     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/23     1,231,424
               Quinnipiac College - Series D
     2,000     Connecticut State Health and Educational Facilities Authority Revenue -             7.125     11/01/14     2,280,180
               Nursing Home Program Issue - AHF/Hartford, Incorporated Project - Series 1994
               Delaware
     1,000     Delaware State Economic Development Authority - Water Development                   6.800     12/01/23     1,040,910
               Revenue - Wilmington Suburban Water - Series 1992A
               District of Columbia
     4,000     District of Columbia Housing Finance Agency - Mortgage Revenue - FHA                6.375     07/01/24     4,039,840
               Insured Mortgage Loans - Section 8 Assisted Projects - Series 1992
     1,500     District of Columbia Revenue - Howard University - Series A                         7.250     10/01/20     1,579,800
     1,480     District of Columbia Revenue - Georgetown University - Series 1990B                 7.150     04/01/21     1,576,170
               Florida
     3,000     Brevard County, FL Educational Facilities Authority Revenue - Florida               6.875     11/01/22     3,078,060
               Institute of Technology - Series 1992
     2,295     Broward County, FL Resource Recovery Revenue                                        7.950     12/01/08     2,540,336
     1,000     Lady Lake, FL Industrial Development Revenue - Sunbelt Utilities                    9.625     07/01/15     1,247,070
     1,980     Nassau County, FL Amelia Island Properties - Series 1993A                           9.750     01/01/23     2,193,543
     1,000     Orange County, FL Tourist Development Tax Revenue - Series B                        6.500     10/01/19     1,069,900
               Georgia
     4,495     Georgia Municipal Electric Authority Power Revenue - Series 1994 EE                 6.000     01/01/20     4,561,481
               Illinois
     1,750     Chicago, IL Gas Supply Revenue - Peoples Gas Light and Coke Company                 8.100     05/01/20     1,978,532
     1,000     Hoffman Estates Illinois - Cook and Kane Counties - Tax Increment Revenue -         7.625     11/15/09     1,080,870
               Hoffman Estates Economic Development Project Area
     1,000     Illinois Educational Facilities Authority Revenue - Columbia College - Series       6.875     12/01/17     1,022,010
               1992
     3,750     Illinois Educational Facilities Authority Revenue - Loyola College and              7.125     07/01/21     4,034,362
               University - Series 1991
     1,000     Illinois Health Facilities Authority Revenue - Galesburg Cottage Hospital -         6.250     05/01/11     1,022,550
               Series 1992
       145     Illinois Health Facilities Authority Revenue - Westlake Community Hospital          7.875     01/01/13       151,719
     1,200     Romeoville, IL General Obligation - Series C                                        8.375     01/01/16     1,333,848
               Indiana
     1,000     Fishers, IN Economic Development Revenue First Mortgage                             8.375     09/01/14     1,054,600
       420     Franklin County, IN High School Building Corporation - Series 1992                  0.000     01/01/13       139,679
       420     Franklin County, IN High School Building Corporation - Series 1992                  0.000     01/01/11       159,995


4                                                                  All-American

               Statement of Investments in Securities and Net Assets                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

   Face
   Amount                                                                                          Face                     Market
   (000)       Description                                                                         Rate      Maturity       Value
$      420     Franklin County, IN High School Building Corporation - Series 1992                  0.000%    07/01/11    $  155,119
       420     Franklin County, IN High School Building Corporation - Series 1992                  0.000     01/01/12       149,663
       420     Franklin County, IN High School Building Corporation - Series 1992                  0.000     07/01/12       145,081
     1,750     Indiana State Health Facilities Authority Revenue - Hancock Memorial                8.300     08/15/20     1,881,932
               Hospital
     1,250     Indiana Transportation Finance Authority Revenue - Airport Facilities -             6.750     11/01/11     1,322,150
               Series A
     2,000     Indianapolis, IN Airport Authority - Special Facilities Revenue - Federal           7.100     01/15/17     2,088,940
               Express Corporation Project - Series 1994
     1,000     Indianapolis, IN Airport Authority - Special Facilities Revenue - Federal           6.800     04/01/17     1,036,670
               Express Corporation Project - Series 1994
     1,500     Indianapolis, IN Local Public Improvement - Series 1991C                            6.700     01/01/17     1,575,690
     1,500     Monroe County, IN Community School Building Corporation - Series 1992               6.600     07/01/09     1,621,590
       500     Monroe County, IN Hospital Authority - Bloomington Hospital - Series 1992           6.700     05/01/12       532,200
     1,000     Rockport, IN Industrial Pollution Control Revenue - Indiana-Michigan Power          7.600     03/01/16     1,062,870
               Kentucky
     5,000     Ashland, KY Sewage and Solid Waste Revenue - Ashland Oil Inc. - Series              7.125     02/01/22     5,227,200
               1995
     1,530     Carroll County, KY Pollution Control Revenue - Kentucky Utilities                   6.250     02/01/18     1,564,731
               Company - Series 1992 B
     3,250     Jefferson County, KY Health Facilities Revenue - Jewish Hospital Health             6.500     05/01/15     3,478,865
               Care Services
     4,500     Jefferson County, KY Capital Projects Corporation Revenue - Municipal               0.000     08/15/12     1,559,160
               Lease - Series 1993 A
     2,000     Jefferson County, KY Pollution Control Revenue - Louisville Gas and                 5.625     08/15/19     1,934,360
               Electric Company - Series 1993 B
     2,500     Kenton County, KY Airport Revenue - Cincinnati/Northern Kentucky                    6.300     03/01/15     2,570,750
               International Airport - Series 1992 A
     5,000     Louisville and Jefferson County, KY Metropolitan Sewer District Revenue -           6.750     05/15/25     5,480,750
               Sewer and Drainage System - Series 1994A
     2,500     Mt. Sterling, KY League of Cities Funding Trust Lease Program Revenue -             6.200     03/01/18     2,510,575
               Series 1993 B
     1,500     Pendleton County, KY Multi-County Lease Revenue Program - Series 1993 A             6.500     03/01/19     1,536,765
       500     Pendleton County, KY Multi-County Lease Revenue Program - Series 1993 A             6.400     03/01/19       532,990
               Louisiana
     2,000     Regional Transit Authority - Louisiana Revenue                                      8.000     12/01/08     2,249,700
               Maryland
     2,025*    Montgomery County, MD Housing Opportunities Commission - The                        6.100     07/01/15     2,026,580
               Metropolitan - Housing Development - Issue 1995 A, B, and C
               Massachusetts
     1,000     Boston, MA Housing Development Corporation Mortgage Revenue - FHA                   5.500     07/01/24       926,360
               Section 8 Assisted Projects - Series 1994 A
     1,500     Massachusetts Bay Transportation Authority - Series B                               7.875     03/01/21     1,761,990
     2,000     Massachusetts State Consumer Loan Revenue - Series 1993 A                           7.625     06/01/08     2,338,900
       500     Massachusetts State Health and Educational Facilities Authority Revenue -           7.700     07/01/20       577,205
               Stonehill College
     2,500     Massachusetts State Health and Educational Facilities Authority Revenue -           6.250     12/01/22     2,486,975
               Dana-Farber Cancer Institute - Series G-1 and G-2


All-American                                                                 5

               Statement of Investments in Securities and Net Assets                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

   Face
   Amount                                                                                          Face                     Market
   (000)       Description                                                                         Rate      Maturity       Value
               Michigan
$      420     Western Townships Michigan Utility Authority - Sewer Disposal System                8.200%    01/01/18    $  474,184
               Mississippi
     2,000     Claiborne County, MS Pollution Control Revenue - System Energy                      7.300     05/01/25     2,045,440
               Resources Incorporated - Series 1995
     1,725     Gautier, MS Combined Utility District System Revenue - Jackson County -             6.375     03/01/19     1,784,944
               Series 1992
               Missouri
     1,000     Phelps County, MO Hospital Revenue - Phelps County Regional Medical Center          8.300     03/01/20     1,170,860
               Montana
       265     Montana State Board of Housing - Single Family Mortgage Revenue                     8.300     10/01/20       274,447
               New Hampshire
       700     New Hampshire Higher Educational and Health Facilities Authority Revenue -          6.000     07/01/17       623,259
               Catholic Medical Center
       600     New Hampshire Higher Educational and Health Facilities Authority Revenue -          7.500     01/01/16       618,432
               St. Joseph Hospital
               New Jersey
       875     Essex County, NJ Improvement Authority - General Obligation Lease                   6.600     04/01/14       905,704
               Revenue - City of Newark - Series 1994
     2,400     New Jersey Economic Development Authority - Electric Energy Facility                7.875     06/01/19     2,584,416
               Revenue - Vineland Cogeneration Project - Series 1992
     1,900     New Jersey State Housing and Mortgage Finance Agency - Home Buyer                   6.600     11/01/14     1,963,061
               Project - Series 1
               New Mexico
     1,500     Gallup, NM Pollution Control Revenue - Plains Electric Generation and               6.650     08/15/17     1,614,165
               Transmission Cooperative - Series 1992
               New York
     2,500     Metropolitan Transit Authority of New York - Commuter Facilities Revenue -          6.500     07/01/24     2,587,675
               Series 1994 A
     1,900     New York City General Obligation - Series B                                         7.500     02/01/09     2,070,430
        80     New York City General Obligation - Series D                                         8.500     08/01/13        83,718
       685     New York City General Obligation - Series D                                         7.500     02/01/17       740,177
       750     New York City General Obligation - Series D                                         7.500     02/01/18       810,412
     1,750     New York City Housing Development Corporation - Multifamily                         7.350     06/01/19     1,877,488
     2,250     New York State Dormitory Authority Revenue - State University Educational           6.250     05/15/20     2,271,195
               Facilities Revenue - Series 1994 B
     2,500     New York State Dormitory Authority Revenue - Court Facilities Lease -               5.250     05/15/21     2,233,700
               Series 1993 A
     2,500     New York State Dormitory Authority Revenue - Department of Health -                 6.625     07/01/24     2,608,700
               Series 1995
     1,700     New York State Local Government Assistance Corporation                              6.500     04/01/15     1,771,672
     1,600     New York State Mortgage Agency Revenue - Single Family - Series UU                  7.750     10/01/23     1,714,944
     1,500     New York State Power Authority Revenue and General Purpose                          6.250     01/01/23     1,549,140
               North Carolina
     1,500     North Carolina Eastern Municipal Power Agency Revenue - Series A                    7.250     01/01/23     1,662,705
       220     North Carolina Eastern Municipal Power Agency Revenue                               8.000     01/01/21       243,456
       500     North Carolina Municipal Power Agency Number 1 - Catawba Electric                   6.200     01/01/18       514,885
               Revenue - Series 1992
     1,299     Woodfin, NC Treatment Facilities - Certificates of Participation - Series 1993      6.750     12/01/13     1,371,282


6                                                                  All-American

               Statement of Investments in Securities and Net Assets                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

   Face
   Amount                                                                                          Face                     Market
   (000)       Description                                                                         Rate      Maturity       Value
               North Dakota
$      730     North Dakota State Housing Finance Agency - Single Family Mortgage                  8.000%    07/01/13    $  761,485
               Revenue - Series B
               Ohio
       740     Bowling Green, OH State University                                                  6.700     06/01/07       807,880
       800     Cleveland, OH City School District                                                  8.250     12/01/08       971,880
     1,400     Cleveland, OH Public Power System First Mortgage Revenue - Series 1994              7.000     11/15/17     1,562,512
     1,350     Columbiana County, OH Jail Facilities Construction - General Obligation             6.700     12/01/24     1,445,094
               Limited Tax - Series 1994
     1,000     Cuyahoga County, OH Health Care Facilities Revenue - Altenheim Nursing Home         9.280     06/01/15     1,135,330
     3,000     Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995          6.250     08/15/24     3,040,560
     1,000     Cuyahoga County, OH Hospital Facilities Revenue - Fairview General                  6.300     08/15/15       998,730
               Hospital/Lutheran Medical Center - Series 1993
     2,490     Franklin County, OH Hospital Facilities Refunding Revenue - Riverside               5.750     05/15/20     2,480,090
               United Methodist Hospital - Series 1993 A
     2,350     Garfield Heights, OH Hospital and Improvement Revenue - Marymont                    6.700     11/15/15     2,450,086
               Hospital - Series 1992 A
     1,500     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A             8.125     12/01/11     1,615,095
       500     Mahoning Valley, OH Sanitary District                                               7.900     12/15/15       557,545
     1,600     Mahoning Valley, OH Sanitary District                                               7.900     12/15/16     1,784,144
        20     Ohio Housing Finance Agency - Single Family Mortgage Revenue - Series A            11.375     08/01/14        20,723
        75     Ohio Housing Finance Agency - Single Family Mortgage Revenue - Series C             8.125     03/01/20        80,317
     1,750     Ohio State Higher Educational Facilities Commission Revenue - University            6.600     12/01/17     1,907,622
               of Dayton - Series 1992
     2,885     Ohio State Water Development Authority Revenue - Pure Water and                     5.500     12/01/18     2,851,246
               Improvement - Series 1992
     3,500     Shelby County, OH Hospital Facilities and Improvement Revenue -                     7.700     09/01/18     3,681,265
               Wilson Memorial Hospital
     1,210     Zanesville-Muskingum County, OH Port Authority Industrial Development              10.250     12/01/08     1,303,387
               Revenue - Anchor Glass Project - Series B
               Oklahoma
       120     Oklahoma Housing Finance Agency - Single Family Revenue - Series A                  8.250     12/01/20       126,953
       245     Oklahoma State Turnpike Authority Revenue                                           7.875     01/01/21       275,897
     1,500     Tulsa, OK Municipal Airport Terminal Revenue - AMR Corporation/                     7.600     12/01/30     1,577,820
               American Airlines
               Pennsylvania
     1,500     Clarion County, PA Hospital Authority Revenue - Clarion Hospital                    8.100     07/01/12     1,557,225
     1,000     Delaware County, PA Hospital Authority Revenue - Crozer-Chester Medical             7.500     12/15/20     1,155,950
               Center
     1,000     Delaware County, PA Industrial Development Authority - Pollution Control            7.375     04/01/21     1,050,420
               Revenue - Philadelphia Electric Company - Series 1991 A
       500     Falls Township, PA Hospital Authority Revenue - Delaware Valley Medical             7.000     08/01/22       528,310
               Center - Series 1992
     1,000     Latrobe, PA Industrial Development Authority Revenue - St. Vincent College          6.750     05/01/24     1,018,470
               Project - Series 1994
       500     Philadelphia, PA Gas Works Revenue - Thirteenth Series                              7.700     06/15/21       586,185
     1,700     Philadelphia, PA Gas Works Revenue - Fourteenth Series                              6.375     07/01/26     1,713,056
     1,365     Philadelphia, PA Water and Sewer Revenue - Tenth Series                             7.350     09/01/04     1,576,575
       250     Westmoreland County, PA Industrial Development Authority Revenue -                  8.250     07/01/13       271,698
               Citizens General Hospital


All-American                                                                 7

               Statement of Investments in Securities and Net Assets                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

   Face
   Amount                                                                                          Face                     Market
   (000)       Description                                                                         Rate      Maturity       Value
               Puerto Rico
$      150     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.875%    07/01/17    $  166,995
               Series A
     2,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18     2,114,620
               Revenue - Series 1992 T
       470     Commonwealth of Puerto Rico Highway Authority - Series Q                            7.750     07/01/16       547,390
       500     Commonwealth of Puerto Rico Infrastructure Financing Authority - Series A           7.750     07/01/08       552,730
     2,000     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             5.500     07/01/21     1,911,960
               Education and Health Facilities - Series M
     1,350     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24     1,397,088
               Rhode Island
       500     Rhode Island Housing and Mortgage Finance Corporation - Homeownership               8.300     10/01/11       527,795
               Series 1B
     1,600     Rhode Island Housing and Mortgage Finance Corporation - Homeownership               7.850     10/01/16     1,726,864
               Series 3A
               South Carolina
     1,975     Berkeley County, SC School District - Certificates of Participation - Berkeley      6.300     02/01/16     2,060,518
               School Facilities Group, Incorporated - Series 1994
       250     Charleston County, SC Solid Waste User Fee - Resources Recovery Revenue -           6.000     01/01/14       255,002
               Series 1994
     2,500     Mt. Pleasant, SC Water and Sewer Revenue - Series 1992                              6.000     12/01/20     2,539,775
               Tennessee
     1,000     McMinn County, TN Industrial Development Board - Solid Waste Recycling              7.400     12/01/22     1,071,100
               Facilities Revenue - Calhoun Newsprint Company - Bowater Incorporated
               Project - Series 1992
     1,000     Memphis-Shelby County, TN Airport Authority Special Facilities and Project          6.750     09/01/12     1,028,220
               Revenue - Federal Express - Series 1992
     1,000     Metropolitan Nashville and Davidson County - Tennessee Health and                   6.000     10/01/22     1,009,850
               Educational Facilities Board Revenue - Vanderbilt University - Series 1992A
     1,110     Shelby County, TN Health, Educational and Housing Facilities Board                  9.750     08/01/19     1,302,696
               Revenue - Open Arms Development Center - Series 1992A
     1,125     Shelby County, TN Health, Educational and Housing Facilities Board                  9.750     08/01/19     1,320,300
               Revenue - Open Arms Development Center - Series 1992C
     1,500     Wilson County, TN Educational Facilities Corporation - Certificates of              6.250     06/30/15     1,538,475
               Participation - Series 1994
               Texas
       500     Brazos River Authority Pollution Control - Texas Utilities Electric Company         8.125     02/01/20       547,020
     2,000     Brazos River Authority Pollution Control - Texas Utilities Electric Company -       7.875     03/01/21     2,259,500
               Series 1991 A
     2,000     Dallas-Fort Worth, TX International Airport Facility Improvement Revenue -          7.250     11/01/30     2,065,880
               American Airlines, Inc. - Series 1992
     2,000     Gulf Coast, TX Waste Disposal Authority Revenue - Champion International -          6.875     12/01/28     2,062,560
               Series 1992A
               Utah
     2,000     Carbon County, UT Solid Waste Disposal Revenue - Laidlaw, Incorporated/             7.500     02/01/10     2,083,420
               ECDC Project - Series 1995 A
               Vermont
       120     Vermont Housing Finance Agency - Home Mortgage - Series B                           8.100     06/01/22       125,189


8                                                                  All-American

               Statement of Investments in Securities and Net Assets                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

   Face
   Amount                                                                                          Face                     Market
   (000)       Description                                                                         Rate      Maturity       Value
               Virgin Islands
    $1,000     Virgin Islands Public Finance Authority Revenue - General Obligation -              7.250%    10/01/18    $1,061,800
               Series 1992 A
               Virginia
     3,000     Fairfax County, VA Redevelopment and Housing Authority Revenue -                    6.625     09/20/20     3,105,210
               Multifamily Housing - GNMA Collateralized - Mount Vernon Apartments - Series 1995
     1,000     Manassas, VA Industrial Development Authority Hospital Revenue - Prince             8.125     04/01/19     1,139,670
               William Hospital
     2,750     Prince William County, VA Industrial Development Authority - Hospital               6.850     10/01/25     2,897,345
               Facility Revenue - Potomac Hospital Corporation - Series 1995
     1,000     Riverside, VA Regional Jail Authority - Jail Facility Revenue Bonds - Series 1995   6.000     07/01/25     1,016,260
     1,000     Virginia College Building Authority Education Facilities Revenue -                  7.000     07/01/12     1,069,900
               Marymount University - Series 1992
     1,400     Virginia College Building Authority Education Facilities Revenue -                  7.000     07/01/22     1,477,798
               Marymount University - Series 1992
     1,930     Virginia State Housing Development Authority - Commonwealth Mortgage -              6.350     01/01/16     1,975,220
               Series 1995 B, Subseries B-3
               Washington
     1,000     Grant County, WA Public Utility District Number 002 - Wanapum Hydro                 7.700     01/01/18     1,094,660
               Electric Revenue
     1,000     Seattle, WA Municipality Metropolitan Seattle Sewer Revenue - Series S              7.375     01/01/30     1,090,740
       300     Spokane, WA Regional Solid Waste Management System Revenue                          7.875     01/01/07       334,890
     1,500     Washington State Public Power Supply System - Nuclear Project Number 1              8.000     07/01/17     1,752,645
               Revenue - Series C
     1,250     Washington State Public Power Supply System - Nuclear Project Number 1              6.500     07/01/15     1,287,025
               Revenue - Series A
     2,000     Washington State Public Power Supply System - Nuclear Project Number 2              7.625     07/01/10     2,317,240
               Revenue - Series C
               West Virginia
       500     Mason County, WV Pollution Control Revenue - Appalachian Power                      7.400     01/01/14       531,350
               Company - Series G
               Wisconsin
       880     Fall Creek, WI Municipal Nursing Home Mortgage Revenue                              9.875     07/01/19       941,151
               Wyoming
     1,245     Rawlins, WY Housing Finance Corporation - Multifamily - Stage Coach                 7.750     07/01/22     1,330,469
               Apartments

               Total Investments in Securities - Municipal Bonds (cost $212,038,324) - 98.7%                            227,677,994

               Excess of Other Assets over Liabilities - 1.3%                                                             3,059,500

               Total Net Assets - 100.0%                                                                               $230,737,494


*Securities purchased on a "when issued" basis.
See notes to financial statements.


All-American                                                                  9

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $212,038,324)                 $227,677,994
  Cash                                                                2,285,851
  Receivable for investments sold                                     3,869,504
  Receivable for Fund shares sold                                       968,268
  Interest receivable                                                 4,646,415
  Other                                                                  17,234
    Total assets                                                    239,465,266
LIABILITIES:
  Payable for investments purchased                                   7,050,738
  Payable for Fund shares reacquired                                    388,966
  Distributions payable                                               1,098,087
  Accrued expenses                                                      189,981
    Total liabilities                                                 8,727,772
NET ASSETS                                                         $230,737,494
  Class A:
  Applicable to 17,189,868 shares of beneficial
    interest issued and outstanding                                $185,495,329
  Net asset value per share                                        $      10.79
  Class C:
  Applicable to 4,195,458 shares of beneficial
    interest issued and outstanding                                $ 45,242,165
  Net asset value per share                                        $      10.78



(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 14,282,231
EXPENSES:
  Distribution fees - Class A (Note E)                                  674,720
  Distribution fees - Class C (Note E)                                  397,071
  Investment advisory fees (Note E)                                   1,052,977
  Custody and accounting fees                                            84,625
  Transfer agent's fees                                                 149,775
  Registration fees                                                      46,490
  Legal fees                                                              2,920
  Audit fees                                                             18,250
  Trustees' fees                                                          3,909
  Shareholder services fees (Note E)                                     25,840
  Other                                                                   9,454
  Advisory fees waived (Note E)                                        (632,023)
    Total expenses                                                    1,834,008
Net investment income                                                12,448,223
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (2,401,225)
  Change in unrealized appreciation (depreciation) of investments     7,063,617
Net gain on investments                                               4,662,392
Net increase in net assets resulting from operations               $ 17,110,615

See notes to financial statements.


10                                                                  All-American


(SHIP GRAPHIC) Statements of Changes in Net Assets
====================================================================================================================================

                                                                                                  Year Ended            Year Ended
                                                                                                 May 31, 1995          May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                         $  12,448,223         $  11,630,278
  Net realized loss on security transactions                                                       (2,401,225)             (390,803)
  Change in unrealized appreciation (depreciation) of investments                                   7,063,617            (6,187,852)
Net increase in net assets resulting from operations                                               17,110,615             5,051,623
  Distributions to shareholders:
  Dividends from net investment income - Class A                                                  (10,192,392)          (10,369,451)
  Dividends from net investment income - Class C                                                   (2,292,789)           (1,343,743)
  Distributions from net realized capital gains - Class A                                                                  (997,923)
  Distributions from net realized capital gains - Class C                                                                  (157,081)
  Distributions in excess of net realized capital gains - Class A                                                        (1,603,899)
  Distributions in excess of net realized capital gains - Class C                                                          (251,485)
Net decrease in net assets from distributions to shareholders - Class A                           (10,192,392)          (12,971,273)
Net decrease in net assets from distributions to shareholders - Class C                            (2,292,789)           (1,752,309)
Fund share transactions:
  Proceeds from shares sold - Class A                                                              62,111,690            45,266,196
  Proceeds from shares sold - Class C                                                              16,378,869            47,214,373
  Net asset value of shares issued in reinvestment of distributions - Class A                       5,084,125             7,093,121
  Net asset value of shares issued in reinvestment of distributions - Class C                       1,365,496               876,084
  Cost of shares reacquired - Class A                                                             (45,427,491)          (56,192,419)
  Cost of shares reacquired - Class C                                                             (13,265,233)           (5,551,613)
Net increase (decrease)  in net assets from Fund share transactions - Class A                      21,768,324            (3,833,102)
Net increase in net assets from Fund share transactions - Class C                                   4,479,132            42,538,844
Total increase in net assets                                                                       30,872,890            29,033,783
NET ASSETS:
  Beginning of year                                                                               199,864,604           170,830,821
  End of year                                                                                   $ 230,737,494         $ 199,864,604
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                               $ 219,745,569         $ 193,535,071
  Accumulated net realized gain (loss) on security transactions                                    (4,647,745)           (2,246,520)
  Unrealized appreciation (depreciation) of investments                                            15,639,670             8,576,053
                                                                                                $ 230,737,494         $ 199,864,604

See notes to financial statements.


All-American                                                                 11

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship All-American Tax Exempt Fund is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on October 3, 1988. On June 2, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are


12                                                                  All-American

Notes to Financial Statements
================================================================================

    registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $2,025,000 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                   Year Ended        Year Ended
                                                  May 31, 1995      May 31, 1994
Class A
Shares sold                                        6,061,151        4,055,493
Shares issued in reinvestment of
  distributions                                      489,911          631,834
Shares reacquired                                 (4,433,277)      (5,048,198)
Net increase (decrease) in shares
  outstanding                                      2,117,785         (360,871)
Outstanding at beginning
  of year                                         15,072,083       15,432,954
Outstanding at end of year                        17,189,868       15,072,083

                                                                  Period From
                                                   Year Ended     June 2, 1993
                                                May 31, 1995     to May 31, 1994
Class C
Shares sold                                        1,586,375        4,196,964
Shares issued in reinvestment
  of distributions                                   131,645           78,738
Shares reacquired                                 (1,296,278)        (501,986)
Net increase
  in shares outstanding                              421,742        3,773,716
Outstanding at beginning
  of period                                        3,773,716            - 0 -
Outstanding at end of period                       4,195,458        3,773,716

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $170,762,394 and $146,146,486, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $15,639,670 of which $15,641,830 related to appreciated securities and $2,160 related to depreciated securities.

        At May 31, 1995, the Fund has available a capital loss carryforward of approximately $4,647,000 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $632,023 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $38,507.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution

All-American                                                                  13

Notes to Financial Statements
================================================================================

    fees of $61,915 and $35,859 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $763,400 for the year ended May 31, 1995, of which approximately $659,300 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $31,500 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $10 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $365,408, with a weighted average annualized interest rate of 6.33%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


14                                                                  All-American

                                                                                        Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                      interest outstanding throughout the year.
====================================================================================================================================
                                              Year Ended       Year Ended        Year Ended         Year Ended        Year Ended
CLASS A                                      May 31, 1995     May 31, 1994      May 31, 1993       May 31, 1992      May 31, 1991
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $10.61            $11.07            $10.40             $9.95            $9.73
Income from investment operations:
  Net investment income                           0.63              0.65              0.67              0.69             0.72
  Net realized and unrealized gain                0.18             (0.30)             0.76              0.45             0.22
 (loss) on securities
Total from investment operations                  0.81              0.35              1.43              1.14             0.94
Less distributions:
  Dividends from net investment                  (0.63)            (0.65)            (0.67)            (0.69)           (0.72)
  income
  Distributions from net realized                                  (0.06)            (0.09)
  capital gains
  Distributions in excess of net                                   (0.10)
  realized capital gains
Total distributions                              (0.63)            (0.81)            (0.76)            (0.69)           (0.72)
Net asset value, end of year                    $10.79            $10.61            $11.07            $10.40            $9.95
Total return (a)                                  8.01%             2.99%            14.25%            11.94%           10.10%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                      0.76%             0.62%             0.65%             0.56%            0.42%
    Net investment income                         6.02%             5.77%             6.24%             6.81%            7.33%
  Assuming no waivers and
  reimbursements:
    Expenses                                      1.06%             1.05%             1.05%             1.05%            1.10%
    Net investment income                         5.72%             5.34%             5.84%             6.32%            6.65%
Net assets at end of year (000's)              $185,495          $159,867          $170,831          $129,525          $79,557
Portfolio turnover rate                          70.54%            81.29%            72.49%            85.69%           93.99%


(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge.


All-American                                                                 15

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
================================================================================

                                                                   Period From
                                                   Year Ended    June 2, 1993 to
CLASS C                                           May 31, 1995    May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.60          $11.09
Income from investment operations:
  Net investment income                                0.57            0.57
  Net realized and unrealized gain                     0.18           (0.32)
  (loss) on securities
Total from investment operations                       0.75            0.25
Less distributions:
  Dividends from net investment                       (0.57)          (0.57)
  income
  Distributions from net realized                                     (0.07)
  capital gains
  Distributions in excess of net                                      (0.10)
  realized capital gains
Total distributions                                   (0.57)          (0.74)
Net asset value, end of period                       $10.78          $10.60
Total return (a)                                       7.42%           2.16%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                           1.31%           1.09%
    Net investment income                              5.47%           5.16%
  Assuming no waivers and
  reimbursements:
    Expenses                                           1.61%           1.63%
    Net investment income                              5.17%           4.62%
Net assets at end of period (000's)                  $45,242         $39,997
Portfolio turnover rate                               70.54%          81.29%

(a)The total returns shown do not
   include the effect of applicable
   contingent deferred sales charge
   and are annualized where appropriate.


16                                                                  All-American

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP ALL-AMERICAN
TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship All-American Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship All-American Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


All-American                                                                  17


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$    1,500     Price-Elliott Research Park, Inc. - Arizona Revenue - Arizona State University      7.000%    07/01/21  $  1,652,880
     1,370     University of Arizona Foundation Lease Revenue                                      7.750     07/01/07     1,479,436

               Health Care
               --------------------------------------------------------------------------------------------------------------------
     1,670     Cochise County, AZ Industrial Development Authority Tax-Exempt                      6.750     11/20/19     1,751,930
               Mortgage Revenue - GNMA Collateralized-Sierra Vista Care Center - Series 1994 A

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
     1,250     Arizona Health Facilities Authority Revenue - Arizona Voluntary Hospital            7.250     10/01/13     1,370,425
     1,000     Maricopa County, AZ Industrial Development Authority Health Facilities              5.750     07/01/11     1,018,350
               Revenue - Catholic Healthcare - Series 1992 A
       500     Maricopa County, AZ Industrial Development Authority Health Facilities              5.625     07/01/23       494,055
               Revenue - Catholic Healthcare - Series 1993 A
       500     Maricopa County, AZ Industrial Development Authority Health Facilities              5.000     07/01/15       460,670
               Revenue - Catholic Healthcare - Series 1994 A
     2,275     Maricopa County, AZ Industrial Development Authority Hospital                       7.000     12/01/16     2,686,184
               Facility Revenue - Samaritan Health Services
       750     Maricopa County, AZ Industrial Development Authority Hospital Facility              7.500     12/01/13       845,820
               Revenue - John C. Lincoln Hospital
       350     Pima County, AZ Industrial Development Authority Revenue - Tucson                   5.000     04/01/15       325,406
               Medical Center - Series 1993 A
       500     Pima County, AZ Industrial Development Authority Revenue - Carondelet               5.250     07/01/12       486,240
               Health Care Corporation - Series 1993
     1,000     Scottsdale, AZ Industrial Development Authority Hospital Revenue -                  8.500     09/01/17     1,100,930
               Scottsdale Memorial Hospital
     1,500     Scottsdale, AZ Industrial Development Authority Hospital Revenue -                  5.500     09/01/12     1,498,200
               Scottsdale Memorial Hospital
       745     Scottsdale, AZ Industrial Development Authority Hospital Revenue -                  5.250     09/01/18       710,320
               Scottsdale Memorial Hospital - Series 1993
     2,000     University of Arizona Medical Center Corporation - Tucson, Arizona -                5.000     07/01/21     1,818,499
               Hospital Revenue - Series 1993

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
       425     Phoenix, AZ Industrial Development Authority Revenue -                              6.800     11/01/25       441,371
               Chris Ridge Village - Series 1992
     1,000     Pima County, AZ Industrial Development Authority Revenue - Multifamily              6.125     05/20/28       992,270
               Mortgage - Hacienda Del Rio - Series 1993 A

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       315     Maricopa County, AZ Industrial Development Authority -                              7.500     08/01/12       336,659
               Single Family Mortgage Revenue


4                                                                      Arizona


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
$      250     Casa Grande, AZ Industrial Development Authority Revenue - Frito-Lay/               6.650%    12/01/14  $    262,325
               PepsiCo Pollution Control Project - Series 1984 A
       510     Douglas, AZ Industrial Development Authority Revenue - KMart                        6.500     07/01/08       516,375
               Corporation - Series 1993
     1,000     Mesa, AZ Industrial Development Authority - TRW Vehicle Safety Systems, Inc.        7.250     10/15/04     1,037,720
       500     Mohave County, AZ Industrial Development Authority Revenue - Citizens               7.150     02/01/26       531,035
               Utility Company Project
       195     Navajo County, AZ Pollution Control Revenue - Arizona Public Service                5.875     08/15/28       185,314
               Company - Series 1993

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
       225     Arizona State Municipal Financing Program - Certificates of Participation -         8.000     08/01/17       294,786
               Series 11
       850     Tucson, AZ Certificates of Participation - Series 1994                              6.375     07/01/09       897,600

               Municipal Revenue/Other
               --------------------------------------------------------------------------------------------------------------------
       375     Salt River Pima-Maricopa Indian Community - Arizona Special Obligation              7.750     02/15/97       392,516
               Revenue - Phoenix Cement Company

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
       500     Phoenix, AZ Airport Revenue - Series 1994 D                                         6.400     07/01/12       532,245
       500     Tucson, AZ Airport Authority Revenue - Series B                                     7.125     06/01/15       544,800

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
       500     Salt River Project - Arizona Agricultural Improvement and Power District -          5.750     01/01/10       511,890
               Electric System Refunding Revenue - Series 1993 A
     1,000     Salt River Project - Arizona Agricultural Improvement and Power District -          5.250     01/01/13       956,790
               Electric System Revenue - Series 1993 B
       350     Salt River Project - Arizona Agricultural Improvement and Power District -          5.000     01/01/16       317,366
               Electric System Revenue - Series 1993

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
       500     Central Arizona Water Conservation District Revenue - Series A                      5.500     11/01/10       507,775
         5     Central Arizona Water Conservation District Revenue - Series 1991 B                 6.500     11/01/11         5,367
     1,750     Chandler, AZ Water and Sewer Revenue                                                6.750     07/01/06     1,923,758
       500     Cottonwood, AZ Sewer Revenue - Series 1992                                          6.900     07/01/03       546,130
       100     Cottonwood, AZ Sewer Revenue - Series 1992                                          7.000     07/01/06       107,912
       100     Cottonwood, AZ Sewer Revenue - Series 1992                                          7.000     07/01/07       107,309
     3,090     Phoenix, AZ Civic Improvement Corporation - Wastewater System Lease                 5.000     07/01/18     2,770,216
               Revenue - Series 1993
     1,500     Phoenix, AZ Civic Improvement Corporation - Wastewater System Lease                 4.750     07/01/23     1,259,265
               Revenue - Series 1993
       500     Pima County, AZ Sewer Revenue - Series 1994 A                                       5.000     07/01/15       469,225
       540     Pima County, AZ Sewer Revenue - Series 1991                                         6.750     07/01/15       581,980
       800     Sedona, AZ Sewer Revenue - Series 1992                                              7.000     07/01/12       854,800
       500     Tucson, AZ Water System Revenue                                                     6.700     07/01/12       545,165


Arizona                                                                       5


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value

$    1,000     Tucson, AZ Water System Revenue                                                     5.500%    07/01/10  $    986,850
     1,000     Tucson, AZ Water System Revenue - Series 1993                                       5.250     07/01/18       951,790

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
       800     Chandler, AZ General Obligation                                                     7.000     07/01/12       884,504
       250     Cochise County, AZ Sierra Unified School District Number 68 - General               7.500     07/01/09       303,520
               Obligation - Series 1992
       250     Coconino and Yavapai Counties, AZ Unified School District Number 9 -                6.700     07/01/06       266,182
               Sedona-Oak Creek - Series 1992 A
     1,500     Maricopa County, AZ School District Number 3 - Tempe Elementary - Series            0.000     07/01/14       485,430
               1994
       750     Maricopa County, AZ School District Number 11 - Peoria - Series 1992                6.400     07/01/10       797,040
       675     Maricopa County, AZ School District Number 11 - Peoria - Series 1992                0.000     07/01/06       370,744
     1,870     Maricopa County, AZ School District Number 28 - Kyrene Elementary - Series 1993 C   0.000     01/01/09       862,388
     2,000     Maricopa County, AZ School District Number 28 - Kyrene Elementary - Series 1993     0.000     01/01/10       858,980
       515     Maricopa County, AZ School District Number 68 - Alhambra Elementary - Series 1994 A 6.750     07/01/14       571,511
       500     Maricopa County, AZ School District Number 80 - Chandler                            6.250     07/01/11       548,105
     1,275     Maricopa County, AZ - School District Number 98 - Fountain Hills - Series 1992      0.000     07/01/06       700,294
       125     Navajo County, AZ Unified School District Number 2 - Joseph City - Series 1992 A    6.800     07/01/01       135,444
       375     Navajo County, AZ Unified School District Number 2 - Joseph City - Series 1992 A    6.800     07/01/02       407,606
       500     Phoenix, AZ General Obligation - Series 1993C                                       5.125     07/01/16       468,450
     1,000     Pima County, AZ Tucson Unified School District Number 1 - Series 1992               7.500     07/01/10     1,219,420
       500     Pima County, AZ Tanque Verde Unified School District Number 13 - School             6.700     07/01/10       547,390
               Improvement - Series 1994
       315     Scottsdale, AZ Mountain Community Facilities District - General Obligation -        6.200     07/01/17       324,982
               Series 1993A
     1,925     Tatum Ranch, AZ Community Facilities District - Phoenix, Arizona - General          6.875     07/01/16     2,049,836
               Obligation - Series 1991 A

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       300     Arizona State Municipal Financing Program - Certificates of Participation -         7.750     08/01/04       362,748
               Series 19
       500     Arizona State Transportation Board Highway Revenue                                  7.000     07/01/09       557,785
       500     Arizona State Transportation Board Highway Revenue                                  6.500     07/01/11       560,680
       300     Arizona State University Revenues                                                   7.000     07/01/15       342,528
     1,995     Central Arizona Water Conservation District Revenue - Series 1991 B                 6.500     11/01/11     2,208,824
        35     Glendale, AZ Municipal Property Corporation                                         8.850     07/01/08        37,381
       405     Maricopa County, AZ Hospital Revenue - St. Luke's Hospital Medical Center           8.750     02/01/10       488,114
       200     Maricopa County, AZ Industrial Development Authority Hospital Facility              9.250     12/01/15       209,126
               Revenue - Samaritan Health Services
       140     Maricopa County, AZ Industrial Development Authority Hospital Facility             12.000     01/01/08       160,086
               Revenue - Samaritan Health Services
     8,275     Maricopa County, AZ Industrial Development Authority - Single Family                0.000     12/31/14     2,541,335
               Mortgage Revenue - Series 1983
    10,800     Maricopa County, AZ Industrial Development Authority - Single Family                0.000     02/01/16     3,082,320
               Mortgage Revenue

6                                                                       Arizona


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value

$    1,250     Maricopa County, AZ Industrial Development Authority - Mercy Health                 7.150%    07/01/12  $  1,393,225
               System Revenue
       750     Maricopa County, AZ School District Number 68 - Alhambra Elementary -               5.625     07/01/13       743,655
               Series 1993
       575     Maricopa County, AZ School District Number 214 - Tolleson Union High                6.500     07/01/09       628,826
       300     Maricopa County, AZ School District Number 214 - Tolleson Union High                6.500     07/01/10       328,083
     1,250     Northern Arizona University Revenue                                                 7.500     06/01/08     1,383,950
       700     Peoria, AZ Municipal Development Authority Facilities Revenue                       7.000     07/01/10       775,145
       500     Phoenix, AZ Various Purpose Revenue                                                 6.250     07/01/16       541,610
       100     Phoenix, AZ Street and Highway User Revenue                                         7.600     07/01/06       102,292
       500     Phoenix, AZ Street and Highway User Revenue - Series 1992                           6.250     07/01/11       525,975
       650     Pima County, AZ School District Number 1 - Tucson Unified                           7.200     07/01/09       728,442
       460     Pima County, AZ Sewer Revenue - Series 1991                                         6.750     07/01/15       513,871
       300     Salt River Project - Arizona Agricultural Improvement and Power District -          7.500     01/01/27       320,637
               Electric System Revenue - Series A
       100     Salt River Project - Arizona Agricultural Improvement and Power District -          8.250     01/01/28       109,361
               Electric System Revenue - Series E
       100     Salt River Project - Arizona Agricultural Improvement and Power District -          8.250     01/01/13       109,361
               Electric System Revenue - Series E
       450     Scottsdale, AZ Certificates of Participation - Scottsdale Municipal Property        7.875     11/01/14       482,067
               Corporation
     7,505     Tucson and Pima County, AZ Industrial Development Authority - Single                0.000     12/01/14     2,279,344
               Family Mortgage Revenue - Series 1983 A
       850     Tucson, AZ Water System Revenue                                                     7.700     07/01/15       898,603
     1,085     University of Arizona Medical Center Corporation - Tucson, Arizona -                8.100     07/01/16     1,184,060
               Hospital Revenue - Series 1986
     1,000     University of Arizona Medical Center Corporation - Tucson, Arizona -                8.100     07/01/16     1,091,300
               Hospital Revenue - Series 1987

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
       965     Bullhead City, AZ Parkway Improvement District                                      6.100     01/01/13       951,644
       500     Chandler, AZ Sewer and Highway Users Revenue - Series 1993                          6.000     07/01/11       508,240
       760     Flagstaff, AZ Junior Lien and Highway User Revenue - Series 1992                    5.900     07/01/10       803,654
       500     Maricopa County, AZ Stadium District Revenue - Series 1993 A                        5.500     07/01/13       494,890
       350     Nogales, AZ Street and Highway Users Revenue - Series 1993                          5.500     07/01/11       336,441
       365     Nogales, AZ Street and Highway Users Revenue - Series 1993                          5.500     07/01/12       345,637
       460     Peoria, AZ Improvement District Number 8801 - North Valley Power Center             7.300     01/01/13       503,613

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
     1,000     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             3.750     07/01/16       893,460
               Education and Health Facilities - Series M

Arizona                                                                       7


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
    Amount                                                                                          Face                     Market
     (000)     Description                                                                          Rate     Maturity         Value
               Student Loan Revenue Bonds
               --------------------------------------------------------------------------------------------------------------------
   $   370     Arizona Educational Loan Revenue - Series B                                         7.000%    03/01/05  $    398,701
     1,000     Arizona Student Loan Acquisition Authority Revenue - Series 1994 B                  6.600     05/01/10     1,066,490

               Total Investments in Securities - Municipal Bonds (cost $75,751,201) - 98.6%                              80,863,279

               Excess of Other Assets over Liabilities - 1.4%                                                             1,163,106

               Total Net Assets - 100.0%                                                                               $ 82,026,385

See notes to financial statements.


8                                                                       Arizona

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $75,751,201)                   $80,863,279
  Receivable for investments sold                                     1,660,839
  Receivable for Fund shares sold                                       154,220
  Interest receivable                                                 1,569,636
  Other                                                                  44,596
    Total assets                                                     84,292,570
LIABILITIES:
  Bank overdraft                                                         28,815
  Payable for investments purchased                                   1,704,359
  Payable for Fund shares reacquired                                    107,131
  Distributions payable                                                 371,284
  Accrued expenses                                                       54,596
    Total liabilities                                                 2,266,185
NET ASSETS                                                          $82,026,385
  Class A:
  Applicable to 7,413,322 shares of beneficial
    interest issued and outstanding                                 $80,405,555
  Net asset value per share                                         $     10.85
  Class C:
  Applicable to 149,462 shares of beneficial
    interest issued and outstanding                                 $ 1,620,830
  Net asset value per share                                         $     10.84


(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $ 5,117,489
EXPENSES:
  Distribution fees-Class A (Note E)                                    313,577
  Distribution fees-Class C (Note E)                                     13,564
  Investment advisory fees (Note E)                                     399,111
  Custody and accounting fees                                           133,700
  Transfer agent's fees                                                  69,675
  Registration fees                                                       5,350
  Legal fees                                                                548
  Audit fees                                                             16,242
  Trustees' fees                                                          1,623
  Shareholder services fees (Note E)                                      9,728
  Other                                                                   4,938
  Distribution and advisory fees waived (Note E)                       (304,508)
    Total expenses                                                      663,548
Net investment income                                                 4,453,941
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on security transactions                            155,116
  Change in unrealized appreciation (depreciation) of investments     2,669,143
Net gain on investments                                               2,824,259
Net increase in net assets resulting from operations                $ 7,278,200


See notes to financial statements.


Arizona                                                                        9

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                    Year Ended      Year Ended
                                                   May 31, 1995    May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                            $  4,453,941    $  4,608,244
  Net realized gain on security transactions            155,116         131,943
  Change in unrealized appreciation
    (depreciation) of investments                     2,669,143      (3,472,370)
Net increase in net assets resulting from
  operations                                          7,278,200       1,267,817
Distributions to shareholders:
  Dividends from net investment income-Class A       (4,420,414)     (4,593,231)
  Dividends from net investment income-Class C          (72,191)         (5,656)
Net decrease in net assets from distributions
  to shareholders-Class A                            (4,420,414)     (4,593,231)
Net decrease in net assets from distributions
  to shareholders-Class C                               (72,191)         (5,656)
Fund share transactions:
  Proceeds from shares sold-Class A                   9,000,803      22,791,816
  Proceeds from shares sold-Class C                     818,804       1,124,180
  Net asset value of shares issued in reinvestment
    of distributions-Class A                          1,839,048       1,914,794
  Net asset value of shares issued in reinvestment
    of distributions-Class C                             27,379           2,175
  Cost of shares reacquired-Class A                 (15,834,858)    (11,481,787)
  Cost of shares reacquired-Class C                    (408,985)
Net (decrease) increase in net assets from Fund
  share transactions-Class A                         (4,995,007)     13,224,823
Net increase in net assets from Fund share
  transactions-Class C                                  437,198       1,126,355
Total (decrease) increase in net assets              (1,772,214)     11,020,108
NET ASSETS:
  Beginning of year                                  83,798,599      72,778,491
  End of year                                      $ 82,026,385    $ 83,798,599
NET ASSETS CONSIST OF:
  Paid-in surplus                                  $ 77,110,876    $ 81,694,806
  Undistributed net investment income                                    12,543
  Accumulated net realized gain (loss) on security
    transactions                                       (196,569)       (351,685)
  Unrealized appreciation (depreciation) of
    investments                                       5,112,078       2,442,935
                                                   $ 82,026,385    $ 83,798,599

See notes to financial statements.

10                                                                       Arizona

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Arizona Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on October 29, 1986. On February 7, 1994, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio

Arizona                                                                       11

Notes to Financial Statements
================================================================================

    securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994
    CLASS A
    Shares sold                                   868,576         2,077,599
    Shares issued in reinvestment
      of distributions                            178,972           175,249
    Shares reacquired                          (1,563,719)       (1,057,694)
    Net (decrease) increase
      in shares outstanding                      (516,171)        1,195,154
    Outstanding at beginning
      of year                                   7,929,493         6,734,339
    Outstanding at end of year                  7,413,322         7,929,493

                                                                 Period From
                                               Year Ended     February 7, 1994
                                              May 31, 1995     to May 31, 1994
    CLASS C
    Shares sold                                    78,796           107,404
    Shares issued in reinvestment
      of distributions                              2,677               209
    Shares reacquired                             (39,624)            - 0 -
    Net increase in shares
      outstanding                                  41,849           107,613
    Outstanding at beginning
      of period                                   107,613             - 0 -
    Outstanding at end of period                  149,462           107,613

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $21,312,830 and $27,377,367, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $5,112,078 of which $5,298,483 related to appreciated securities and $186,405 related to depreciated securities.

        At May 31, 1995, the Fund has available capital loss carryforwards of approximately $196,600 to offset future net capital gains in the amounts of $32,600 through May 31, 1997 and $164,000 through May 31, 1998.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $277,079 of its advisory fees.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95%


12                                                                       Arizona

Notes to Financial Statements
================================================================================

    of the Fund's average daily net assets for Class A and Class C shares, respectively. During the year ended May 31, 1995, the Distributor, at its discretion, permanently waived distribution fees of $26,885 and $544 for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $720 for Class C shares. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $226,600 for the year ended May 31, 1995, of which approximately $195,200 was paid to other dealers. For the year ended May 31, 1995, the Distributor received $4,000 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $4 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $405,447, with a weighted average annualized interest rate of 6.16%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

Arizona                                                                       13

                                                                                        Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                      interest outstanding throughout the year.
====================================================================================================================================

                                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
CLASS A                                            May 31, 1995    May 31, 1994    May 31, 1993    May 31, 1992    May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $10.43          $10.81          $10.13           $9.81           $9.60
Income from investment operations:
  Net investment income                                 0.58            0.60            0.63            0.65            0.64
  Net realized and unrealized gain
    (loss) on securities                                0.42           (0.38)           0.69            0.32            0.21
Total from investment operations                        1.00            0.22            1.32            0.97            0.85
Less distributions:
  Dividends from net investment
    income                                             (0.58)          (0.60)          (0.64)          (0.65)          (0.64)
Total distributions                                    (0.58)          (0.60)          (0.64)          (0.65)          (0.64)
Net asset value, end of year                          $10.85          $10.43          $10.81          $10.13          $ 9.81
Total return(a)                                        10.03%           1.92%          13.37%          10.25%           9.19%
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                            0.82%           0.64%           0.44%           0.44%           0.78%
    Net investment income                               5.59%           5.48%           6.03%           6.55%           6.62%
  Assuming no waivers and reimbursements:
    Expenses                                            1.20%           1.09%           1.11%           1.20%           1.25%
    Net investment income                               5.21%           5.03%           5.36%           5.79%           6.15%
Net assets at end of year (000's)                     $80,406         $82,676         $72,778         $51,123         $38,933
Portfolio turnover rate                                26.79%          21.08%          20.04%          33.75%          18.23%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge.



14                                                                       Arizona

                                    Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights interest outstanding throughout the period.
===============================================================================

                                                                 Period From
                                              Year Ended     February 7, 1994 to
CLASS C                                       May 31, 1995       May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.43             $11.22
Income from investment operations:
  Net investment income                                0.52               0.14
  Net realized and unrealized gain
    (loss) on securities                               0.41              (0.79)
Total from investment operations                       0.93              (0.65)
Less distributions:
  Dividends from net investment
    income                                            (0.52)             (0.14)
Total distributions                                   (0.52)             (0.14)
Net asset value, end of period                       $10.84             $10.43
Total return(a)                                        9.32%            (16.61%)
Ratios to average net assets:
  (annualized where appropriate)
  Actual net of waivers and reimbursements:
    Expenses                                           1.36%              1.20%
    Net investment income                              5.01%              4.36%
  Assuming no waivers and reimbursements:
    Expenses                                           1.75%              1.62%
    Net investment income                              4.62%              3.94%

Net assets at end of period (000's)                  $1,621             $1,122
Portfolio turnover rate                               26.79%             21.08%

(a) The total returns shown do not
    include the effect of applicable
    contingent deferred sales charge
    and are annualized where
    appropriate.


Arizona                                                                       15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP ARIZONA
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Arizona Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Arizona Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


16                                                                       Arizona


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$      500     Colorado State Colleges Board of Trustees - Adam State College                      5.700%    05/15/14  $    504,035
       175     Commonwealth of Puerto Rico Industrial, Medical and Environmental -                 5.600     12/01/07       174,996
               Pollution Control Facilities Financing Authority - Catholic University of
               Puerto Rico Project - Series 1993
       250     University of Colorado - Boulder Campus Auxiliary Facilities System Revenue         7.050     06/01/15       267,635

               Health Care
               --------------------------------------------------------------------------------------------------------------------
       250     Loveland, CO Health Care Facility Revenue - Lutheran Good Samaritan Project         8.125     09/01/04       257,162

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       600     Colorado Health Facilities Authority Revenue - Rose Medical Center                  5.125     08/15/21       621,636
       500     Colorado Health Facilities Authority Revenue - Sisters of Charity Health Care -     5.250     05/15/14       481,395
               Series 1994
       250     Colorado Health Facilities Authority Revenue - Kaiser Permanente Medical            9.000     08/01/03       256,565
               Care Project
     1,000     Denver, CO City and County Hospital Revenue - Sisters of Charity Health             5.000     12/01/14       897,590
               Care System - Levenworth - Series 1994
       250     Pueblo County, CO Hospital Facilities Revenue - Parkview Episcopal                  7.000     09/01/09       277,238
               Medical Center
       350     University of Colorado - Hospital Authority Revenue - Series 1992 A                 6.250     11/15/12       368,092
       500     Yuma County, CO Hospital District - General Obligation - Series 1994                6.400     11/01/14       535,326

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
       500     Arvada, CO Multifamily Housing Revenue - Springwood Retirement                      6.450     02/20/26       500,670
               Community Project - Series 1995 A
       100     Aurora, CO Multifamily Revenue - Dayton Plaza Project - Series A                    8.250     01/20/29       107,843
       500     Colorado Housing Finance Authority - MultiFamily Housing Insured                    6.650     10/01/28       508,960
               Mortgage Revenue - Series 1995 A
     1,000     Lakewood, CO Multifamily Housing Mortgage Revenue - FHA Insured                     6.650     10/01/25     1,025,270
               Mortgage Loan - The Heights by Marston Lake Project - Series 1995

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       175     Colorado Housing Finance Authority - Single Family - Series A                       8.125     09/01/17       185,953
       355     Colorado Housing Finance Authority - Single Family - Series 1991 C                  7.375     08/01/23       373,939
       850     Colorado Housing Finance Authority - Single Family - Series 1991 A                  0.000     11/01/06       393,533
       290     Commerce City, CO Single Family Mortgage Revenue - Series 1992 A                    6.875     03/01/12       302,951
       155     Pueblo County, CO Single Family Mortgage Revenue - Series 1992 A                    6.850     12/01/25       161,763
       500     Pueblo County, CO Single Family Mortgage Revenue - GNMA and FNMA                    7.050     11/01/27       533,525
               Mortgage-Backed Securities Program - Series 1994 A

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
       500     Denver, CO City and County Special Facilities Airport Revenue - United Air          6.875     10/01/32       504,205
               Lines - Series 1992A

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
       175     Aspen, CO Certificates of Participation - Public Facilities Authority               7.000     09/01/09       188,127
       200     Boulder, CO Property Authority Lease Purchase - Series B                            7.400     12/01/02       213,596
       100     Colorado Association of School Boards Certificates of Participation - Pueblo        7.250     12/01/09       110,302
               School District Number 60

4                                                                      Colorado


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value
$      175     Jefferson County, CO Certificates of Participation - Series 1992                    6.650%    12/01/08  $    194,017
       850     Commonwealth of Puerto Rico Urban Renewal and Housing                               7.875     10/01/04       960,322
       100     University of Colorado - Certificates of Participation - Series D                   7.400     12/01/05       110,634

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
       500     Colorado Springs, CO Airport Revenue - Series 1992 A                                6.450     01/01/01       520,595
     1,000     Guam Airport Authority General Revenue - Series 1993 B                              6.600     10/01/10     1,033,150
       350     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.250     07/01/20       321,240
               Revenue - Series 1993 W

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
       900     Colorado Springs, CO Utilities Revenue - Series B                                   6.600     11/15/18     1,037,394
       500     Guam Power Authority Revenue - Series 1992 A                                        5.250     10/01/23       428,655
       500     Guam Power Authority Revenue - Series 1992 A                                        6.375     10/01/08       534,190

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
       120     Colorado Water Resources and Power Development Authority Revenue -                  6.700     11/01/12       130,112
               Series 1992A
       500     Colorado Water Resources and Power Development Authority Revenue -                  6.375     11/01/15       531,415
               Small Water Resources - Series 1994B
       250     Fountain Valley, CO Water Treatment Revenue - Series 1991                           6.800     12/01/19       265,372
       750     Metropolitan Wastewater Reclamation District, CO Gross Revenue - Series             4.750     04/01/12       684,075
               1993 B
       250     Municipal Subdistrict Northern Colorado Water Conservancy District                  7.750     12/01/12       267,415
               Revenue - Series D
       250     Ute, CO Water Conservancy District Revenue                                          7.900     06/15/06       265,940

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
     1,000     Adams County, CO School District Number 1 - General Obligation - Series 1992        5.250     06/01/17       933,300
       450     Cherry Creek, CO Vista Park and Recreation District - General Obligation -          6.875     10/01/11       482,126
               Arapahoe County - Series 1992B
       500     Denver, CO City and County School District Number 1 - Series 1994 A                 5.125     12/01/12       467,365
       500     Douglas County, CO School District Number RE-1 - Douglas and Elbert                 6.400     12/15/11       540,185
               Counties - General Obligation Improvement - Series 1994 A
       500     El Paso, CO School District Number RJ-1 - El Paso and Elbert Counties -             6.800     12/01/14       538,400
               General Obligation - Series 1995
       500     El Paso County, CO School District Number 38 - Series A                             6.900     12/01/13       549,100
       740     Piney Creek, CO Metropolitan District - Series 1993                                 5.600     12/01/14       717,807
       250     Pitkin County, CO General Obligation - Open Space Refunding and                     6.875     12/01/24       268,200
               Improvement Revenue - Series 1994
       190     Valley Metropolitan District, CO General Obligation - Series 1992                   7.000     12/15/06       167,886

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       200     Adams County, CO School District Number 1 - General Obligation - Series 1992        6.500     12/01/07       223,542
     2,500     Adams County, CO Multi-County Single Family Mortgage Revenue - Series 1985          0.000     06/01/16       699,925
       300     Colorado Health Facilities Authority Revenue - Rose Medical Center                  7.000     08/15/21       341,757
       350     Colorado Health Facilities Authority Revenue - Bethesda PsycHealth Project          9.125     09/01/17       387,870
     7,500     Colorado Health Facilities Authority - Retirement Facilities - Liberty Heights -    0.000     07/15/24       969,450
               Series E
       180     Colorado Springs, CO Utilities Revenue - Series C                                   6.750     11/15/21       203,434

Colorado                                                                      5


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value
$      100     Colorado State Board of Agriculture Revenue - Colorado State University             7.700%    04/01/09  $    110,572
               Sports Recreation Facilities
       220     Colorado State Board of Agriculture Revenue - Colorado State University             7.800     03/01/11       232,082
               Auxiliary Facilities - Series 1986
        30     Colorado State Board of Agriculture Revenue - Colorado State University             7.800     03/01/11        31,450
               Auxiliary Facilities - Series 1986
       300     Colorado Water Resources and Power Development Authority Revenue -                  8.000     11/01/17       339,819
               Stagecoach Project - Series 1986
       250     Denver, CO City and County Industrial Development Revenue - University              7.500     03/01/16       288,988
               of Denver
       200     Denver, CO City and County Hospital Revenue - Children's Hospital Association       8.000     10/01/15       210,908
       350     Denver, CO City and County Hospital Revenue - Sisters of Charity Health             7.700     05/01/07       387,566
               Care Systems - Mercy Medical Center
       100     El Paso County, CO Revenue - St. Francis Hospital - Series 1988 A                   7.750     05/01/14       110,947
       250     Logan County, CO Health Care Facilities Revenue - Western Health Network            7.625     01/01/19       279,838
       300     Parker, CO Sales and Use Tax Revenue                                                7.600     11/01/10       342,546
       350     Poudre Valley, CO Hospital District Revenue - Series A                              6.625     12/01/11       390,782
       300     Commonwealth of Puerto Rico - Public Improvement                                    7.300     07/01/20       343,314
       100     Regional Transportation District - Colorado Sales Tax Revenue                       7.100     11/01/10       112,642
       175     Thornton, CO Sales and Use Tax Revenue - Series D                                   8.000     09/01/07       188,727

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
       200     Mesa County, CO Sales Tax Revenue                                                   7.750     12/01/13       219,962
       500     Steamboat Springs, CO Sales Tax and Airport Revenue - Series 1992C                  6.250     12/01/08       527,505
       750     Woodland Park, CO Limited Sales Tax Revenue - Series 1994                           6.400     12/01/12       787,568

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       500     Guam Government - Series 1993 A                                                     5.375     11/15/13       454,495
       500     Commonwealth of Puerto Rico - General Obligation - Series 1993                      5.400     07/01/07       501,735
       285     Commonwealth of Puerto Rico - General Obligation - Series 1993                      5.250     07/01/18       263,810
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     1,042,570
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23     1,057,420
       500     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             3.750     07/01/16       446,730
               Education and Health Facilities - Series M

               Student Loan Revenue Bonds
               --------------------------------------------------------------------------------------------------------------------
     1,000     Colorado Student Obligation Bond Authority - Student Loan Revenue -                 5.700     12/01/06     1,016,110
               Series 1993 I-B
       400     Colorado Student Obligation Bond Authority - Student Loan Revenue                   7.250     09/01/05       427,192
       250     Colorado Student Obligation Bond Authority - Student Loan Revenue -                 7.150     09/01/06       267,770
               Series 1992C

               Total Investments in Securities - Municipal Bonds (cost $33,393,960) - 100.1%                             34,910,228

               Excess of Liabilities over Other Assets - (0.1)%                                                             (18,257)

               Total Net Assets - 100.0%                                                                                $34,891,971


*Securities purchased on a "when issued" basis.
See notes to financial statements.



6                                                                      Colorado

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $33,393,960)                   $34,910,228
  Receivable for investments sold                                         5,086
  Receivable for Fund shares sold                                        88,341
  Interest receivable                                                   628,430
  Other                                                                  40,320
    Total assets                                                     35,672,405
LIABILITIES:
  Bank overdraft                                                         89,138
  Payable for investments purchased                                     502,688
  Distributions payable                                                 167,642
  Accrued expenses                                                       20,966
    Total liabilities                                               $   780,434
NET ASSETS:
  Applicable to 3,515,301 shares of beneficial
    interest issued and outstanding                                 $34,891,971
  Net asset value per share                                         $      9.93

(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $ 2,195,189
EXPENSES:
  Distribution fees (Note E)                                            135,238
  Investment advisory fees (Note E)                                     169,048
  Custody and accounting fees                                            56,225
  Transfer agent's fees                                                  27,690
  Registration fees                                                       2,139
  Legal fees                                                                548
  Audit fees                                                             12,775
  Reimbursement of organizational
    expenses (Note F)                                                    16,717
  Trustees' fees                                                            699
  Shareholder services fees (Note E)                                      4,560
  Other                                                                   3,006
  Distribution and advisory fees waived (Note E)                       (206,161)
  Expense subsidy (Note E)                                              (52,140)
    Total expenses                                                      170,344
Net investment income                                                 2,024,845
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                            (79,900)
  Change in unrealized appreciation
    (depreciation) of investments                                     1,061,286
Net gain on investments                                                 981,386
Net increase in net assets resulting from operations                $ 3,006,231

See notes to financial statements.

Colorado                                                                       7

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                  Year Ended       Year Ended
                                                 May 31, 1995     May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                          $  2,024,845     $  1,858,651
  Net realized loss on security transactions          (79,900)        (403,773)
  Change in unrealized appreciation
    (depreciation) of investments                   1,061,286       (1,050,731)
Net increase in net assets resulting from
  operations                                        3,006,231          404,147
Distributions to shareholders:
  Dividends from net investment income             (2,019,448)      (1,877,224)
  Distributions from net realized capital
    gains                                                              (14,014)
  Distributions in excess of net realized
    capital gains                                                     (157,588)
Net decrease in net assets from distributions
  to shareholders                                  (2,019,448)      (2,048,826)
Fund share transactions:
  Proceeds from shares sold                         4,171,350       13,971,811
  Net asset value of shares issued in
    reinvestment of distributions                     990,289        1,001,131
  Cost of shares reacquired                        (7,052,217)      (4,188,396)
Net (decrease) increase in net assets from
  Fund share transactions                          (1,890,578)      10,784,546
Total (decrease) increase in net assets              (903,795)       9,139,867
NET ASSETS:
  Beginning of year                                35,795,766       26,655,899
  End of year                                    $ 34,891,971     $ 35,795,766
NET ASSETS CONSIST OF:
  Paid-in surplus                                $ 34,011,567     $ 35,902,145
  Undistributed net investment income                   5,397
  Accumulated net realized gain (loss)
    on security transactions                         (641,261)        (561,361)
  Unrealized appreciation (depreciation)
    of investments                                  1,516,268          454,982
                                                 $ 34,891,971     $ 35,795,766


See notes to financial statements.

8                                                                       Colorado

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Colorado Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on May 4, 1987. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $500,000 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

Colorado                                                                       9

Notes to Financial Statements
================================================================================

                                                Year Ended       Year Ended
                                               May 31, 1995     May 31, 1994

    Shares sold                                   439,378         1,388,048
    Shares issued in reinvestment
      of distributions                            104,858            98,811
    Shares reacquired                            (749,821)         (420,703)
    Net (decrease) increase
      in shares outstanding                      (205,585)        1,066,156
    Outstanding at beginning
      of year                                   3,720,886         2,654,730
    Outstanding at end of year                  3,515,301         3,720,886

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $12,699,083 and $14,422,494, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $1,516,268 of which $1,810,953 related to appreciated securities and $294,685 related to depreciated securities.

        At May 31, 1995, the Fund has available a capital loss carryforward of approximately $641,300 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $169,048. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. During the year ended May 31, 1995, the Distributor, at its discretion, permanently waived distribution fees of $37,113. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $95,400 for the year ended May 31, 1995, of which approximately $82,100 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($83,600) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $33,434 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $109,134, with a weighted average annualized interest rate of 6.12%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


10                                                                      Colorado

                                                                                       Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                     interest outstanding throughout the year.
====================================================================================================================================
                                            Year Ended        Year Ended        Year Ended        Year Ended       Year Ended
                                           May 31, 1995      May 31, 1994      May 31, 1993      May 31, 1992     May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $9.62            $10.04             $9.56             $9.29            $9.13
Income from investment operations:
  Net investment income                         0.57              0.58              0.60              0.61             0.60
  Net realized and unrealized gain
  (loss) on securities                          0.30             (0.37)             0.55              0.27             0.17
Total from investment operations
Less distributions:                             0.87              0.21              1.15              0.88             0.77
  Dividends from net investment
  income
  Distributions from net realized
  capital gains                                (0.56)            (0.58)            (0.60)            (0.61)           (0.61)
  Distributions in excess of net
  realized capital gains                                                           (0.07)
Total distributions                                              (0.05)
Net asset value, end of year                   (0.56)            (0.63)            (0.67)            (0.61)           (0.61)
Total return(a)                                $9.93             $9.62            $10.04             $9.56            $9.29
Ratios to average net assets:                   9.54%             2.03%            12.41%             9.80%            8.75%
  Actual net of waivers and
  reimbursements:
    Expenses                                    0.50%             0.37%             0.41%             0.49%            0.84%
    Net investment income                       5.99%             5.71%             6.05%             6.42%            6.62%
  Assuming no waivers and
  reimbursements:
    Expenses                                    1.27%             1.27%             1.35%             1.51%            1.80%
    Net investment income                       5.22%             4.81%             5.11%             5.40%            5.66%
Net assets at end of year (000's)             $34,892           $35,796           $26,656           $15,699           $9,108
Portfolio turnover rate                        37.84%            41.76%            30.49%            39.07%           29.11%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge.

Colorado                                                                     11

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP COLORADO
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Colorado Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Colorado Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995

12                                                                      Colorado


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Education
               ---------------------------------------------------------------------------------------------------------------------
$      250     Connecticut State Health and Educational Facilities Authority Revenue -             6.900%    07/01/14    $  257,340
               Fairfield University - Series F
       500     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/13       466,555
               Quinnipiac College - Series D
     5,575     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/23     4,868,926
               Quinnipiac College - Series D
       500     Connecticut State Health and Educational Facilities Authority Revenue -             7.000     01/01/20       549,595
               Capital Asset - Series C
       500     Connecticut State Health and Educational Facilities Authority Revenue -             5.700     07/01/16       438,830
               Sacred Heart University - Series 1993 B
     1,500     Connecticut State Health and Educational Facilities Authority Revenue -             5.500     07/01/09     1,416,990
               Sacred Heart University - Series 1993 B
       500     Connecticut State Health and Educational Facilities Authority Revenue -             5.800     07/01/23       425,575
               Sacred Heart University - Series 1993 B
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/12     1,023,820
               Trinity College - Series C
     2,000     Connecticut State Health and Educational Facilities Authority Revenue -             5.929     06/10/30     2,010,780
               Yale University
     6,475     Connecticut State Health and Educational Facilities Authority Revenue -             6.750     07/01/12     6,346,083
               Hartford University - Series 1992 D
     4,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.125     07/01/24     4,098,320
               Trinity College - Series D
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.850     07/01/22     1,045,260
               Sacred Heart University - Series 1992 A
     2,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/25     2,032,520
               The Loomis Chaffee School Issue - Serie B

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.250     11/01/21     1,032,070
               Nursing Home Program Issue - Sharon Health Care Project - Series 1994
     5,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.250     11/01/16     5,202,600
               Nursing Home Program Issue - Saint Joseph's Manor Project - Series 1994
     3,695     Connecticut State Health and Educational Facilities Authority Revenue -             6.250     11/01/18     3,822,847
               Nursing Home Program Issue - Saint Camillus Health Center Project - Series 1994
     3,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.250     11/01/20     3,096,210
               Nursing Home Program Issue - Jewish Home for the Elderly of Fairfield
               County Project - Series 1994
     1,500     Connecticut State Health and Educational Facilities Authority Revenue - Nursing     7.200     11/01/10     1,723,785
               Home Program Issue - Highland View Manor, Incorporated Project - Series 1994
     4,200     Connecticut State Health and Educational Facilities Authority Revenue - Nursing     7.500     11/01/16     4,960,284
               Home Program Issue - Highland View Manor, Incorporated Project - Series 1994
     1,100     Connecticut State Health and Educational Facilities Authority Revenue - Nursing     7.200     11/01/10     1,264,109
               Home Program Issue - Wadsworth Glen Health Care Center Project - Series 1994
     1,000     Connecticut State Health and Educational Facilities Authority Revenue - Nursing     7.500     11/01/16     1,181,020
               Home Program Issue - Wadsworth Glen Health Care Center Project - Series 1994
     2,000     Connecticut State Health and Educational Facilities Authority Revenue - Nursing     7.125     11/01/24     2,292,200
               Home Program Issue - AHF/Hartford, Incorporated Project - Series 1994
     7,000     Connecticut Development Authority - Duncaster - Series 1992                         6.750     09/01/15     7,187,740


4                                                                   Connecticut


Statement of Investments in Securities and Net Assets                                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
$      100     Connecticut State Health and Educational Facilities Authority Revenue -             7.600%    07/01/03    $  104,863
               St. Mary's Hospital - Issue B
     2,600     Connecticut State Health and Educational Facilities Authority Revenue -             7.000     07/01/20     2,849,132
               Bristol Hospital - Series A
       190     Connecticut State Health and Educational Facilities Authority Revenue -             7.375     07/01/20       191,906
               St. Mary's Hospital - Series C
     5,500     Connecticut State Health and Educational Facilities Authority Revenue -             7.100     07/01/25     6,053,850
               Yale-New Haven Hospital - Issue F
     1,750     Connecticut State Health and Educational Facilities Authority Revenue -             7.000     07/01/20     1,917,685
               Waterbury Hospital - Issue B
       900     Connecticut State Health and Educational Facilities Authority Revenue -             6.625     07/01/14       961,083
               St. Raphael Hospital - Series D
       280     Connecticut State Health and Educational Facilities Authority Revenue -             6.500     07/01/14       296,187
               Danbury Hospital - Series E
     3,500     Connecticut State Health and Educational Facilities Authority Revenue -             6.250     07/01/12     3,649,905
               Middlesex Hospital - Series G
     2,000     Connecticut State Health and Educational Facilities Authority Revenue -             6.625     07/01/18     2,142,820
               Bridgeport Hospital - Series A
     4,200     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/24     4,264,218
               New Britain Hospital - Series B
     1,100     Connecticut State Health and Educational Facilities Authority Revenue -             6.000     07/01/12     1,069,046
               William W. Backus Hospital - Series 1992 C

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
     1,110     Connecticut State Housing Finance Authority - Series 1991A                          7.200     11/15/08     1,187,422
     1,000     Connecticut State Housing Finance Authority - Series 1991C                          6.700     11/15/22     1,043,320
     2,250     Connecticut State Housing Finance Authority - Series 1993 A                         6.200     05/15/14     2,281,590
     1,065     Connecticut State Housing Finance Authority - Series C                              7.625     11/15/17     1,114,267
       225     Connecticut State Housing Finance Authority - Series B1                             7.550     11/15/08       235,534
       995     Connecticut State Housing Finance Authority - Series A-2                            6.050     11/15/25       979,995
     3,750     Connecticut State Housing Finance Authority - Series A                              6.100     05/15/17     3,779,662
     1,570     Connecticut State Housing Finance Authority - Subseries B-2                         6.750     05/15/22     1,644,214
     1,500     New Britain, CT Senior Citizens Housing Development Mortgage Revenue -              6.875     07/01/24     1,563,465
               Nathan Hale Apartments - Series 1992A

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
     3,250     Connecticut State Development Authority Pollution Control Revenue -                 7.250     10/15/15     3,450,265
               New England Power Company
       770     Connecticut State Development Authority Water Facility Revenue -                    7.250     06/01/20       818,225
               Bridgeport Hydraulic Company
     2,000     Connecticut State Development Authority Water Facility Revenue -                    6.650     12/15/20     2,174,460
               Connecticut Water Company
     2,250     Connecticut State Development Authority - Solid Waste Disposal Facilities           7.000     07/01/25     2,445,300
               Revenue - Pfizer Incorporated Project - Series 1994

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
     1,690     Connecticut State Development Authority Revenue - Jewish Community                  6.600     09/01/17     1,775,852
               Center - Greater New Haven - Series 1992
       460     New Haven, CT Facility Revenue - Easter Seal Goodwill Industries                    8.500     04/01/01       480,019
               Rehabilitation Center Project


Connecticut                                                                   5


Statement of Investments in Securities and Net Assets                                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

$      995     New Haven, CT Facility Revenue - Easter Seal Goodwill Industries                    8.875%    04/01/16   $ 1,074,411
               Rehabilitation Center Project

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
     1,250     Guam Airport Authority General Revenue - Series 1993 A                              6.700     10/01/23     1,283,575
     1,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.750     07/01/18       982,380
               Revenue - Series V

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
       500     Connecticut State Municipal Electric Energy Cooperative - Power Supply              7.000     01/01/16       517,340
               System Revenue - Series A
     1,000     Commonwealth of Puerto Rico Electric Power Authority - Series N                     5.000     07/01/12       913,930
     2,800     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17     2,860,060

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Connecticut State Clean Water Revenue                                               7.000     01/01/11     1,087,010
     1,000     Connecticut State Clean Water Revenue                                               6.125     02/01/12     1,038,600
     1,000     Connecticut State Clean Water Revenue - Series 1994                                 5.800     06/01/16     1,012,980

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       325     Canterbury, CT General Obligation                                                   7.200     05/01/09       380,305
       225     East Haven, CT General Obligation                                                   7.000     09/15/02       243,614
       300     East Haven, CT General Obligation                                                   7.000     09/15/05       321,228
       200     Glastonbury, CT General Obligation                                                  7.200     08/15/06       236,622
       200     Glastonbury, CT General Obligation                                                  7.200     08/15/07       237,190
       200     Glastonbury, CT General Obligation                                                  7.200     08/15/08       237,424
       200     Griswold, CT General Obligation                                                     7.500     04/01/02       231,882
       200     Griswold, CT General Obligation                                                     7.500     04/01/03       234,322
       200     Griswold, CT General Obligation                                                     7.500     04/01/04       236,272
       150     Griswold, CT General Obligation                                                     7.500     04/01/05       178,192
       340     Middletown, CT General Obligation                                                   6.900     04/15/06       389,647
       645     New Haven, CT General Obligation                                                    7.200     10/01/07       706,810
     1,000     New Haven, CT General Obligation                                                    6.900     08/01/09     1,098,130
       500     New Haven, CT General Obligation                                                    6.900     08/01/10       547,505
     3,105     New Haven, CT General Obligation                                                    7.400     08/15/11     3,368,459
     1,000     New Haven, CT General Obligation - Series 1992 A                                    9.250     03/01/02     1,227,360
     1,000     New Haven, CT General Obligation - Series 1992 A                                    7.400     03/01/12     1,085,420
     1,250     New Haven, CT General Obligation - Series 1995                                      5.750     02/15/14     1,262,600
     1,250     New Haven, CT General Obligation - Series 1995                                      5.750     02/15/15     1,259,412
       120     New London, CT General Obligation                                                   7.300     12/01/05       141,902
       100     New London, CT General Obligation                                                   7.300     12/01/07       118,922
       140     Newtown, CT General Obligation                                                      7.000     06/15/06       153,726
       140     Newtown, CT General Obligation                                                      7.000     06/15/07       153,138
       140     Newtown, CT General Obligation                                                      7.000     06/15/08       152,487
       140     Newtown, CT General Obligation                                                      7.000     06/15/09       151,903
       140     Newtown, CT General Obligation                                                      7.000     06/15/10       151,194
       160     Old Saybrook, CT General Obligation                                                 7.400     05/01/08       188,488
       160     Old Saybrook, CT General Obligation                                                 7.400     05/01/09       188,426
       275     Old Saybrook, CT General Obligation                                                 6.500     02/15/10       302,162
       270     Old Saybrook, CT General Obligation                                                 6.500     02/15/11       296,924


6                                                                   Connecticut


Statement of Investments in Securities and Net Assets                                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

$      925     Oxford, CT General Obligation                                                       7.000%    02/01/09   $ 1,014,975
       225     Plainfield, CT General Obligation                                                   7.000     09/01/00       241,513
       100     Plainfield, CT General Obligation                                                   7.000     09/01/01       109,772
       100     Plainfield, CT General Obligation                                                   7.100     09/01/02       108,395
       310     Plainfield, CT General Obligation                                                   7.100     09/01/03       337,395
       100     Plainfield, CT General Obligation                                                   7.200     09/01/04       109,358
       335     Plainfield, CT General Obligation                                                   7.250     09/01/06       365,924
       335     Plainfield, CT General Obligation                                                   7.300     09/01/08       363,110
       155     Plainfield, CT General Obligation                                                   7.300     09/01/10       167,665
       825     Plainfield, CT General Obligation                                                   6.375     08/01/11       880,927
       700     Torrington, CT General Obligation                                                   6.400     05/15/11       749,791
       680     Torrington, CT General Obligation                                                   6.400     05/15/12       726,328
       535     Waterbury, CT General Obligation - Series 1992                                      7.250     03/01/01       591,919
       140     Winchester, CT General Obligation                                                   6.750     04/15/06       158,960
       140     Winchester, CT General Obligation                                                   6.750     04/15/07       158,899
       140     Winchester, CT General Obligation                                                   6.750     04/15/08       158,756
       140     Winchester, CT General Obligation                                                   6.750     04/15/09       158,274
       140     Winchester, CT General Obligation                                                   6.750     04/15/10       157,455
       725     Woodstock, CT Special Obligation Revenue - Woodstock Academy                        6.900     03/01/06       795,505

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
       500     Connecticut State Health and Educational Facilities Authority Revenue -             7.500     07/01/07       540,680
               Fairfield University - Series E
     3,305     Connecticut State Health and Educational Facilities Authority Revenue -             8.000     07/01/18     3,859,381
               University of Hartford - Series C
     1,250     Connecticut State Health and Educational Facilities Authority Revenue -             7.500     07/01/14     1,382,375
               San Raphael Hospital - Series C
     1,300     Connecticut State Health and Educational Facilities Authority Revenue -             7.375     07/01/19     1,619,072
               Lutheran General Health Care - Parkside Lodges
       900     Connecticut State Health and Educational Facilities Authority Revenue -             7.250     07/01/19     1,006,398
               Quinnipiac College - Series B
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             7.375     07/01/20     1,140,370
               Taft School - Series A
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             7.750     07/01/20     1,157,200
               Quinnipiac College - Series C
     1,440     Connecticut State Special Tax Obligation Revenue Transportation                     7.200     02/01/09     1,594,411
               Infrastructure - Series A
     1,250     Connecticut State Special Tax Obligation Revenue Transportation                     7.125     06/01/07     1,418,450
               Infrastructure - Series A
       210     Montville, CT General Obligation                                                    7.350     12/01/11       233,209
       750     Commonwealth of Puerto Rico - General Obligation                                    7.750     07/01/06       837,368
       585     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       657,335
       250     Commonwealth of Puerto Rico Electric Power Authority - Series K                     9.375     07/01/17       280,150
     1,400     Commonwealth of Puerto Rico Electric Power Authority - Series M                     8.000     07/01/08     1,573,110
       500     South Central Connecticut Regional Water Authority System Revenue                   7.125     08/01/12       526,725
     1,130     Stratford, CT General Obligation                                                    7.300     03/01/12     1,299,274
       535     Waterbury, CT General Obligation - Series 1992                                      7.250     03/01/02       609,723
       785     Waterbury, CT General Obligation                                                    7.300     03/01/05       896,596
       780     Waterbury, CT General Obligation - Series 1992                                      7.400     03/01/06       894,769


Connecticut                                                                   7


Statement of Investments in Securities and Net Assets                                                                  May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Resource Recovery
               ---------------------------------------------------------------------------------------------------------------------
$    1,900     Connecticut State Resource Recovery Authority - Mid-Connecticut Systems -           7.875%    11/15/12   $ 2,045,141
               Series B
     3,085     Connecticut State Resource Recovery Authority - Bridgeport Resco                    7.625     01/01/09     3,255,354
               Company - Project A
     3,130     Connecticut State Resource Recovery Authority - Mid-Connecticut Systems -           7.300     11/15/12     3,334,483
               Series B
       170     Connecticut State Resource Recovery Authority - Bridgeport Resco                    7.500     01/01/04       180,770
               Company - Project A
     1,180     Connecticut State Resource Recovery Authority - Wallingford Project                 7.125     11/15/08     1,241,195
     3,300     Connecticut State Resource Recovery Authority - American Refuel - Series A          8.000     11/15/15     3,638,547
       400     Connecticut State Resource Recovery Authority - Wallingford Project                 6.750     11/15/03       417,764
       500     Connecticut State Resource Recovery Authority - Wallingford Project                 6.800     11/15/04       520,155
     5,250     Connecticut State Resource Recovery Authority - American Ref-Fuel Project -         6.450     11/15/22     5,313,368
               Series 1992 A
       400     Connecticut State Development Authority Solid Waste and Electric System -          10.000     07/01/05       413,848
               Ogden Martin
     1,350     Connecticut State Development Authority Solid Waste and Electric System -          10.000     07/01/14     1,396,737
               Ogden Martin
     7,465     Eastern Connecticut Resource Recovery Authority - Solid Waste Revenue -             5.500     01/01/20     6,457,225
               Wheelabrator Lisbon Project - Series 1993 A

               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
     1,150     Connecticut State Special Tax Obligation Revenue Transportation                     6.125     09/01/12     1,221,358
               Infrastructure - Series 1992 B
     3,475     Commonwealth of Puerto Rico Infrastructure Financing Authority - Series A           7.750     07/01/08     3,841,474

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
     2,800     Connecticut State College Savings - Series B                                        0.000     12/15/11     1,110,592
     1,000     Connecticut State General Obligation Capital Appreciation -                         0.000     05/15/09       467,070
               College Savings Plan - Series A
     3,000     Connecticut State College Savings - Series 1993 A                                   0.000     06/15/11     1,223,670

               Student Loan Revenue Bonds
               ---------------------------------------------------------------------------------------------------------------------
       460     Connecticut State Higher Education Supplemental Loan Authority Revenue -            7.000     11/15/05       502,495
               Series A
     4,445     Connecticut State Higher Education Supplemental Loan Authority Revenue -            7.200     11/15/10     4,842,561
               Series A
     1,945     Connecticut State Higher Education Supplemental Loan Authority Revenue -            6.300     11/15/10     2,054,717
               Family Educational Loan Program - Series 1994 A
     1,460     Connecticut State Higher Education Supplemental Loan Authority Revenue -            6.350     11/15/11     1,531,467
               Family Educational Loan Program - Series 1994 A

               Total Investments in Securities - Municipal Bonds (cost $194,387,194) - 98.4%                            205,361,204

               Excess of Other Assets over Liabilities - 1.6%                                                             3,385,175

               Total Net Assets - 100.0%                                                                               $208,746,379

See notes to financial statements.


8                                                                   Connecticut

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $194,387,194)                 $205,361,204
  Cash                                                                1,080,975
  Receivable for investments sold                                        20,124
  Receivable for Fund shares sold                                       242,720
  Interest receivable                                                 3,506,336
  Other                                                                  17,268
    Total assets                                                    210,228,627
LIABILITIES:
  Payable for Fund shares reacquired                                    334,421
  Distributions payable                                                 999,391
  Accrued expenses                                                      148,436
    Total liabilities                                                 1,482,248
NET ASSETS                                                         $208,746,379
  Class A:
  Applicable to 19,580,377 shares of beneficial
    interest issued and outstanding                                $203,210,014
  Net asset value per share                                        $      10.38
  Class C:
  Applicable to 534,142 shares of beneficial
    interest issued and outstanding                                $  5,536,365
  Net asset value per share                                        $      10.36

(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 13,300,544
EXPENSES:
  Distribution fees - Class A (Note E)                                  788,923
  Distribution fees - Class C (Note E)                                   48,593
  Investment advisory fees (Note E)                                   1,011,725
  Custody and accounting fees                                            77,550
  Transfer agent's fees                                                 127,800
  Registration fees                                                      10,700
  Legal fees                                                              3,103
  Audit fees                                                             18,250
  Trustees' fees                                                          3,774
  Shareholder services fees (Note E)                                     19,152
  Other                                                                   9,175
  Advisory fees waived (Note E)                                        (615,631)
    Total expenses                                                    1,503,114
Net investment income                                                11,797,430
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (1,147,834)
  Change in unrealized appreciation (depreciation)
    of investments                                                    5,043,946
Net gain on investments                                               3,896,112
Net increase in net assets resulting from operations               $ 15,693,542

See notes to financial statements.


Connecticut                                                                    9


(SHIP GRAPHIC) Statements of Changes in Net Assets
====================================================================================================================================

                                                                                                  Year Ended            Year Ended
                                                                                                 May 31, 1995          May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                          $ 11,797,430          $ 11,289,655
  Net realized gain (loss) on security transactions                                                (1,147,834)               23,533
  Change in unrealized appreciation (depreciation) of investments                                   5,043,946            (8,877,399)
Net increase in net assets resulting from operations                                               15,693,542             2,435,789
Distributions to shareholders:
  Dividends from net investment income - Class A                                                  (11,573,696)          (11,297,504)
  Dividends from net investment income - Class C                                                     (271,123)              (85,944)
  Distributions from net realized capital gains - Class A                                                                  (278,809)
  Distributions from net realized capital gains - Class C                                                                    (2,532)
  Distributions in excess of net realized capital gains - Class A                                                        (1,429,125)
  Distributions in excess of net realized capital gains - Class C                                                           (13,672)
Net decrease in net assets from distributions to shareholders - Class A                           (11,573,696)          (13,005,438)
Net decrease in net assets from distributions to shareholders - Class C                              (271,123)             (102,148)
Fund share transactions:
  Proceeds from shares sold - Class A                                                              15,975,568            37,090,170
  Proceeds from shares sold - Class C                                                               2,121,228             4,900,500
  Net asset value of shares issued in reinvestment of distributions - Class A                       6,764,804             7,546,056
  Net asset value of shares issued in reinvestment of distributions - Class C                         137,883                61,028
  Cost of shares reacquired - Class A                                                             (25,899,326)          (16,354,987)
  Cost of shares reacquired - Class C                                                              (1,169,246)             (347,679)
Net (decrease) increase in net assets from Fund share transactions - Class A                       (3,158,954)           28,281,239
Net increase in net assets from Fund share transactions - Class C                                   1,089,865             4,613,849
Total increase in net assets                                                                        1,779,634            22,223,291
NET ASSETS:
  Beginning of year                                                                               206,966,745           184,743,454
  End of year                                                                                    $208,746,379          $206,966,745
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                                $200,363,049          $202,479,527
  Accumulated net realized gain (loss) on security transactions                                    (2,590,680)           (1,442,846)
  Unrealized appreciation (depreciation) of investments                                            10,974,010             5,930,064
                                                                                                 $208,746,379          $206,966,745


See notes to financial statements.


10                                                                   Connecticut

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.   DESCRIPTION OF BUSINESS

     The Flagship Connecticut Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on July 13, 1987. On October 4, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.

     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

          Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

     Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

          The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

     Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a


Connecticut                                                                   11

Notes to Financial Statements
================================================================================

     "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.   FUND SHARES

     At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                  Year Ended       Year Ended
                                                 May 31, 1995     May 31, 1994
     CLASS A
     Shares sold                                  1,602,626        3,435,508
     Shares issued in reinvestment
       of distributions                             678,768          701,961
     Shares reacquired                           (2,620,302)      (1,548,245)
     Net (decrease) increase
       in shares outstanding                       (338,908)       2,589,224
     Outstanding at beginning
       of year                                   19,919,285       17,330,061
     Outstanding at end of year                  19,580,377       19,919,285

                                                                   Period From
                                                  Year Ended     October 4, 1993
                                                 May 31, 1995    to May 31, 1994
     CLASS C
     Shares sold                                    210,358          456,316
     Shares issued in reinvestment
       of distributions                              13,861            5,774
     Shares reacquired                             (119,184)         (32,983)
     Net increase in shares
       outstanding                                  105,035          429,107
     Outstanding at beginning
       of period                                    429,107            - 0 -
     Outstanding at end of period                   534,142          429,107

     For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.   PURCHASES AND SALES OF
     MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $50,048,692 and $52,840,426, respectively.

          At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $10,974,010 of which $12,795,196 related to appreciated securities and $1,821,186 related to depreciated securities.

          At May 31, 1995, the Fund has available a capital loss carryforward of approximately $2,567,100 to offset future net capital gains expiring on May 31, 2003.

E.   TRANSACTIONS WITH INVESTMENT
     ADVISOR AND DISTRIBUTOR

     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31 , 1995, the Advisor, at its discretion, permanently waived $615,631 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $35,136.

          The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for


12                                                                   Connecticut

Notes to Financial Statements
================================================================================

     these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $68,449 and $4,331 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

          In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $446,500 for the year ended May 31, 1995, of which approximately $387,000 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $5,900 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.   LINE OF CREDIT

     The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $10 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $219,067, with a weighted average annualized interest rate of 6.27%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


Connecticut                                                                   13

                                                                                  Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                interest outstanding throughout the year.
====================================================================================================================================

                                            Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
CLASS A                                    May 31, 1995     May 31, 1994     May 31, 1993     May 31, 1992     May 31, 1991
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $10.17           $10.66           $10.05           $ 9.84           $ 9.64
Income from investment operations
  Net investment income                         0.58             0.59             0.61             0.63             0.63
  Net realized and unrealized gain              0.22            (0.39)            0.61             0.21             0.20
  (loss) on securities
Total from investment operations                0.80             0.20             1.22             0.84             0.83
Less distributions:
  Dividends from net investment                (0.59)           (0.60)           (0.61)           (0.63)           (0.63)
  income
  Distributions from net realized                               (0.01)
  capital gains
  Distributions in excess of net                                (0.08)
  realized capital gains
Total distributions                            (0.59)           (0.69)           (0.61)           (0.63)           (0.63)
Net asset value, end of year                  $10.38           $10.17           $10.66           $10.05           $ 9.84
Total return(a)                                 8.21%            1.70%           12.48%            8.81%            8.97%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                    0.73%            0.65%            0.66%            0.65%            0.67%
    Net investment income                       5.84%            5.52%            5.88%            6.30%            6.49%
  Assuming no waivers and
  reimbursements:
    Expenses                                    1.03%            1.03%            1.04%            1.05%            1.07%
    Net investment income                       5.54%            5.14%            5.50%            5.90%            6.09%
Net assets at end of year (000's)            $203,210         $202,607         $184,743         $141,215         $103,552
Portfolio turnover rate                        25.01%           30.19%           19.31%           18.16%           18.68%


(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge.


14                                                                   Connecticut



                                                                                       Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                    interest outstanding throughout the period.
====================================================================================================================================

                                                                  Period From
                                              Year Ended      October 4, 1993 to
CLASS C                                      May 31, 1995        May 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $10.16              $11.06
Income from investment operations
  Net investment income                           0.53                0.33
  Net realized and unrealized gain                0.20               (0.84)
  (loss) on securities
Total from investment operations                  0.73               (0.51)
Less distributions:
  Dividends from net investment                  (0.53)              (0.33)
  income
  Distributions from net realized                                    (0.01)
  capital gains
  Distributions in excess of net                                     (0.05)
  realized capital gains
Total distributions                              (0.53)              (0.39)
Net asset value, end of period                  $10.36              $10.16
Total return(a)                                   7.53%              (6.48%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                      1.28%               1.22%
    Net investment income                         5.27%               4.77%
  Assuming no waivers and
  reimbursements:
    Expenses                                      1.58%               1.77%
    Net investment income                         4.97%               4.22%
Net assets at end of period (000's)             $5,536              $4,360
Portfolio turnover rate                          25.01%              30.19%


(a)The total returns shown do not
   include the effect of applicable
   contingent deferred sales charge
   and are annualized where appropriate.


Connecticut                                                                   15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP CONNECTICUT
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Connecticut Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Connecticut Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


16                                                                   Connecticut


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Intermediate

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
$      125     Massachusetts State Health and Educational Facilities Authority Revenue -           6.500%    12/01/05  $    133,022
               Dana-Farber Cancer Institute - Series G-1 and G-2

               Housing/Single Family      `
               ---------------------------------------------------------------------------------------------------------------------
       250     Florida Housing Finance Agency - Single Family Mortgage Revenue - Series            6.000     01/01/04       258,445
               1995 A

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
       100     Dade County, FL School Board - Certificates of Participation - Series 1994 A        5.375     05/01/04       102,884
       290     Levy County, FL School Board - Certificates of Participation - Series 1995          5.500     07/01/06       292,378

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
       350     Dade County, FL Aviation Facilities Revenue - Series 1994 A                         6.250     10/01/02       378,560
       100     Palm Beach County, FL Airport System Revenue                                        7.625     10/01/04       115,966

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
       250     Plant City, FL Utility System Refunding and Improvement Revenue - Series 1995       5.400     10/01/06       256,752
       100     Port Saint Lucie, FL Utility System Revenue - Series 1994                           5.500     09/01/04       103,808

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
       250     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   5.600     08/01/06       254,970
               Program - Series 1995 H

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       750     Duval County, FL School District Revenue - General Obligation - Series 1992         6.300     08/01/08       808,222
       300     New York City General Obligation - Series 1995 F                                    6.375     02/15/06       307,326

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
       570     Florida State Turnpike Authority Revenue - Series 1992 A                            6.350     07/01/22       632,717
       500     Lee County, FL Transportation Facilities Revenue                                    6.500     10/01/21       554,790

               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
       185*    Dade County, FL Guaranteed Entitlement Revenue - Series 1995                        0.000     02/01/03       126,355
       250     Florida State Division Board Finance Department - General Services                  5.500     07/01/06       259,015
               Revenue - Department of Environmental - Series 1995
       150     Indian Trace, FL Community Development District - Broward County,                   5.500     05/01/06       155,348
               Florida - Water Management Special Benefit - Series 1995 A
       250     Martin County, FL Tropical Farms Water and Sewer Special Assessment                 5.600     11/01/05       253,730
               District - Special Assessment - Series 1995

Florida                                                                       5


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Intermediate (continued)

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
$      250     Florida State Broward County Expressway Authority                                   9.875%    07/01/09    $  361,225
       200     Florida State Board of Education Capital Outlay - Series 1995                       5.625     06/01/05       209,742
       100     Florida State Board of Education Capital Outlay                                     6.000     06/01/07       104,914

               Total Investments in Securities - Municipal Bonds (cost $5,428,925) - 100.1%                               5,670,169

               Excess of Liabilities over Other Assets - (0.1)%                                                              (7,704)

               Total Net Assets - 100.0%                                                                                 $5,662,465

*Securities purchased on a "when issued" basis.
See notes to financial statements.

6                                                                       Florida

(SHIP GRAPHIC) Florida Intermediate
               Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $5,428,925)                     $5,670,169
  Cash                                                                   55,923
  Receivable for Fund shares sold                                        30,812
  Interest receivable                                                    82,313
  Other                                                                     736
    Total assets                                                      5,839,953
LIABILITIES:
  Payable for investments purchased                                     125,831
  Distributions payable                                                  18,318
  Accrued expenses                                                       33,339
    Total liabilities                                                   177,488
NET ASSETS                                                           $5,662,465
  Class A:
  Applicable to 387,855 shares of beneficial
    interest issued and outstanding                                  $3,897,793
  Net asset value per share                                          $    10.05
  Class C:
  Applicable to 175,592 shares of beneficial
    interest issued and outstanding                                  $1,764,672
  Net asset value per share                                          $    10.05



(SHIP GRAPHIC) Florida Intermediate
               Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                         $  210,673
EXPENSES:
  Distribution fees - Class A (Note E)                                    9,949
  Distribution fees - Class C (Note E)                                   13,302
  Investment advisory fees (Note E)                                      19,498
  Custody and accounting fees                                            66,175
  Transfer agent's fees                                                  27,375
  Registration fees                                                       2,140
  Legal fees                                                                365
  Audit fees                                                             11,558
  Trustees' fees                                                            213
  Shareholder services fees (Note E)                                        496
  Other                                                                     823
  Advisory fees waived (Note E)                                         (19,498)
  Expense subsidy (Note E)                                              (98,946)
    Total expenses                                                       33,450
Net investment income                                                   177,223
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on security transactions                             12,629
  Change in unrealized appreciation (depreciation)
   of investments                                                       251,709
Net gain on investments                                                 264,338
Net increase in net assets resulting from operations                 $  441,561

See notes to financial statements.

Florida                                                                        7

(SHIP GRAPHIC) Florida Intermediate
               Statements of Changes in Net Assets
================================================================================
                                                                    Period From
                                                                    February 1,
                                                      Year Ended      1994 to
                                                     May 31, 1995   May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                               $   177,223   $    18,154
  Net realized gain (loss) on security transactions        12,629          (262)
  Change in unrealized appreciation
    (depreciation) of investments                         251,709       (10,465)
Net increase in net assets resulting from
  operations                                              441,561         7,427
Distributions to shareholders:
  Dividends from net investment income - Class A         (102,108)      (10,217)
  Dividends from net investment income - Class C          (50,079)       (6,682)
Net decrease in net assets from distributions
  to shareholders - Class A                              (102,108)      (10,217)
Net decrease in net assets from distributions
  to shareholders - Class C                               (50,079)       (6,682)
Fund share transactions:
  Proceeds from shares sold - Class A                   3,690,600     1,638,478
  Proceeds from shares sold - Class C                   1,254,553     1,096,038
  Net asset value of shares issued in reinvestment
    of distributions - Class A                             51,575         3,966
  Net asset value of shares issued in reinvestment
    of distributions - Class C                             27,375         3,044
  Cost of shares reacquired - Class A                  (1,037,158)     (669,045)
  Cost of shares reacquired - Class C                    (636,543)      (40,320)
Net increase in net assets from Fund
  share transactions - Class A                          2,705,017       973,399
Net increase in net assets from Fund
  share transactions - Class C                            645,385     1,058,762
Total increase in net assets                            3,639,776     2,022,689
NET ASSETS:
  Beginning of period                                   2,022,689            --
  End of period                                       $ 5,662,465   $ 2,022,689
NET ASSETS CONSIST OF:
  Paid-in surplus                                     $ 5,382,563   $ 2,032,161
  Undistributed net investment income                      26,291         1,255
  Accumulated net realized gain (loss)
    on security transactions                               12,367          (262)
  Unrealized appreciation (depreciation)
    of investments                                        241,244       (10,465)
                                                      $ 5,662,465   $ 2,022,689
See notes to financial statements.


8                                                                        Florida


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Double Tax Exempt

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
$    1,365     North Miami, FL Health Facilities Authority Revenue - Bon Secours Health            7.500%    09/01/12  $  1,489,447
               System - Villa Maria Nursing Center

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
     2,735     Dade County, FL Health Facilities Authority Revenue - Catholic Health and           7.125     08/15/09     2,868,577
               Rehabilitation Inc.
     2,600     Dade County, FL Health Facilities Authority Revenue - South Miami Hospital          6.750     10/01/20     2,808,468
     1,000     Dade County, FL Health Facilities Authority Revenue - North Shore Medical           6.500     08/15/15     1,068,410
               Center - Series 1992
     1,300     Hillsborough County, FL Industrial Development Authority Revenue -                  6.375     12/01/12     1,373,697
               Allegany Health System - John Knox Village of Tampa Bay
     3,300     Hillsborough County, FL Hospital Authority Revenue - Tampa General                  6.375     10/01/13     3,500,871
               Hospital Project - Series 1992
     3,000     Jacksonville, FL Health Facilities Authority Hospital Revenue - St. Luke's          7.125     11/15/20     3,275,010
               Hospital
     2,320     Martin County, FL Health Facilities Authority Hospital Revenue - Martin             7.125     11/15/04     2,598,864
               Memorial Hospital - Series A
     1,000     Martin County, FL Health Facilities Authority Hospital Revenue - Martin             7.100     11/15/20     1,102,850
               Memorial Hospital - Series B
     2,500     Orange County, FL Health Facilities Authority Revenue - Adventist Health/Sunbelt    6.875     11/15/15     2,744,200
     2,500     Orange County, FL Health Facilities Authority Revenue - Adventist Health/Sunbelt    6.750     11/15/21     2,697,375
     2,000*    Orange County, FL Health Facilities Authority Revenue - Adventist Health            5.250     11/15/20     1,862,040
               System/Sunbelt Obligated Group - Series 1995
       250*    Orange County, FL Health Facilities Authority Revenue - Adventist Health            5.500     11/15/15       243,408
               System/Sunbelt Obligated Group - Series 1995
     1,550     Osceola County, FL Industrial Development Authority Revenue - Evangelical           6.750     05/01/16     1,669,970
               Lutheran Society Project
     2,650     Polk County, FL Industrial Development Authority Revenue - Winter Haven             6.250     09/01/15     2,763,791
               Hospital - Series 1985-2
     1,500     St. Petersburg, FL Health Facilities Authority Revenue - Allegheny Health           7.000     12/01/15     1,653,525
               System - St. Joseph's Hospital
     2,000     St. Petersburg, FL Health Facilities Authority Revenue - Allegheny Health           6.750     12/01/21     2,156,380
               System - St. Anthony's Health Care Center
     1,610     St. Petersburg, FL Health Facilities Authority Revenue - Allegheny Health           7.000     12/01/21     1,778,052
               System - St. Mary's Hospital
     1,000     Tampa, FL Allegany Health System Revenue - St. Joseph's Hospital,                   6.750     12/01/17     1,081,040
               Incorporated - Series 1991
     2,000     Tampa, FL Allegany Health System Revenue - St. Joseph's Hospital                    6.500     12/01/23     2,152,858
               Incorporated - Series 1994

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
     2,700     Duval County, FL Housing Finance Authority - Multifamily Housing                    6.750     04/01/25     2,740,932
               Refunding Revenue - Greentree Place Project - Series 1995
     1,000     Florida Housing Finance Agency - Multifamily Housing Revenue - Antigua              6.750     08/01/14     1,052,720
               Club Apartments Project - Series 1995 A1
     1,115     Florida Housing Finance Agency - Multifamily Housing Revenue - Brittany             6.875     08/01/26     1,166,335
               of Rosemont Apartments Project - Series 1995 C1

Florida                                                                      9


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Double Tax Exempt (continued)
     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
$    5,605     Broward County, FL Housing Finance Authority Revenue - Single Family                0.000%    04/01/16  $    663,576
     2,065     Broward County, FL Housing Finance Authority Revenue - Single Family                7.900     03/01/23     2,192,555
     2,500     Clay County, FL Housing Finance Authority Revenue - Single Family                   6.550     03/01/28     2,559,375
               Mortgage - Multi-County Program - Series 1995
       310     Dade County, FL Housing Finance Authority - Single Family - Series B                7.750     03/01/17       330,392
       630     Dade County, FL Housing Finance Authority - Single Family - Series B                7.250     09/01/23       667,359
     1,500     Dade County, FL Housing Finance Authority - Single Family - Series D                6.950     12/15/12     1,602,360
        40     Dade County, FL Housing Finance Authority - Single Family - Series E                7.000     03/01/24        42,117
     1,000     Dade County, FL Housing Finance Authority - Single Family Mortgage                  6.700     04/01/28     1,030,370
               Revenue - Series 1995
       425     Duval County, FL Housing Finance Authority - Single Family - Series B               7.500     06/01/15       455,660
       215     Duval County, FL Housing Finance Authority - Single Family - Series A               7.850     12/01/22       229,022
       560     Duval County, FL Housing Finance Authority - Single Family - Series C               7.650     09/01/10       605,674
     1,000     Duval County, FL Housing Finance Authority - Single Family Mortgage                 6.550     10/01/15     1,032,180
               Revenue - GNMA Mortgage-Backed Securities Program  - Series 1994
     1,690     Escambia County, FL Housing Finance Authority - Single Family                       7.400     10/01/23     1,796,909
     1,495     Florida Housing Finance Agency - Single Family Housing Revenue - Series 1994        6.250     07/01/11     1,548,102
     1,000     Florida Housing Finance Agency - Single Family Mortgage Revenue - Series            6.550     07/01/14     1,036,080
               1995 A
     1,000     Florida Housing Finance Agency - Single Family Mortgage Revenue - Series            6.650     01/01/24     1,030,890
               1995 A
       475     Leon County, FL Housing Finance Authority Revenue - Single Family                   7.300     04/01/21       503,961
     1,455     Orange County, FL Housing Finance Authority Revenue - Series B                      8.100     11/01/21     1,556,734
       280     Orange County, FL Housing Finance Authority Revenue - Series A                      7.600     01/01/24       300,717
     1,055     Palm Beach County, FL Housing Finance Authority - Single Family                     7.600     03/01/23     1,133,787
               Mortgage Revenue
     2,000     Pinellas County, FL Housing Finance Authority - Single Family Mortgage              6.650     08/01/21     2,060,320
               Revenue - Multi-County Program - Series 1995 A
     1,160     Polk County, FL Housing Finance Authority - Single Family Revenue -                 7.150     09/01/23     1,223,208
               Series A

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
    10,500     Citrus County, FL Pollution Control Revenue - Florida Power Corporation -           6.625     01/01/27    11,042,430
               Crystal River Power Plant - Series 1992A
     4,000     Citrus County, FL Pollution Control Revenue - Florida Power Corporation -           6.350     02/01/22     4,151,400
               Crystal River Power Plant - Series 1992B
       750     Clay County, FL Industrial Development Authority Revenue - Cargill Project -        6.400     03/01/11       783,540
               Series 1992
     5,500     Escambia County, FL Pollution Control Revenue - Champion International              6.900     08/01/22     5,761,140
               Corporation - Series 1994
     1,750     Henderson County, KY Solid Waste Disposal Revenue - MacMillan Bloedel               7.000     03/01/25     1,837,028
               Project - Series 1995
     2,500     Hillsborough County, FL Industrial Development Authority Pollution Control          7.875     08/01/21     2,919,400
               Revenue - Tampa Electric Company
       600     Jacksonville, FL Industrial Development Revenue - Cargill Project - Series 1992     6.400     03/01/11       626,034
       500     Luzerne County, PA Industrial Development Authority Facilities Revenue -            7.200     10/01/17       551,015
               Pennsylvania Gas and Water Project - Series 1992 A

10                                                                      Florida


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Double Tax Exempt (continued)

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

$    1,000     Luzerne County, PA Industrial Development Authority Facilities Revenue -            7.125%    12/01/22  $  1,097,830
               Pennsylvania Gas and Water Project - Series 1992 B
     2,000     Martin County, FL Pollution Control Revenue - Florida Power and Light               7.300     07/01/20     2,218,160
               Company
     1,500     Nassau County, FL Pollution Control Revenue - ITT Rayonier Project -                6.200     07/01/15     1,489,665
               Series 1993
     4,000     Pinellas County, FL Pollution Control Revenue - Florida Power Corporation -         7.200     12/01/14     4,301,320
               Anclote and Bartow Power Plants
     3,000     St. Lucie County, FL Solid Waste Disposal Revenue - Florida Power and               7.150     02/01/23     3,195,810
               Light Company
     2,000     St. Lucie County, FL Solid Waste Disposal Revenue - Florida Power and               6.700     05/01/27     2,075,880
               Light Company - Series 1992

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
     1,500     Florida State Department of Corrections - Certificates of Participation - Series    6.000     03/01/14     1,516,395
               1994
       700     Hillsborough County, FL School Board Lease  - Certificates of Participation -       6.000     07/01/14       722,848
               Series 1994
     1,030     Levy County, FL School Board - Certificates of Participation - Series 1995          6.000     07/01/15     1,029,918
     1,000     Palm Beach County, FL School Board - Certificates of Participation - Series         6.375     08/01/15     1,060,160
               1994A
     2,500     Seminole County, FL School Board - Certificates of Participation - Series 1994 B    6.750     07/01/14     2,755,075

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
     3,105     Gulf Breeze, FL Local Government Revenue                                            7.750     12/01/15     3,526,193
     5,000     Hernando County, FL Revenue Criminal Justice Complex                                7.650     07/01/16     6,280,500
     1,020     Hillsborough County, FL Capital Improvement Program Revenue - Series 1994           6.400     08/01/09     1,103,783
        85     Orange County, FL Capital Improvement Revenue - Series A                            7.700     10/01/18        94,543
     1,725     Port Palm Beach, FL District Revenue - Palm Beach County                            6.250     09/01/08     1,865,053

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
       965     Dade County, FL Aviation Facilities Revenue - Series 1994 C                         6.125     10/01/15       992,310
     1,500     Dade County, FL Aviation Facilities Revenue - Series 1994 C                         6.200     10/01/24     1,541,640
     2,500     Dade County, FL Aviation Revenue - Series 1995 B                                    5.750     10/01/15     2,484,925
       530     Florida State Turnpike Authority Revenue - Series 1992 A                            6.350     07/01/22       552,382
     3,670     Greater Orlando Aviation Authority - Airport Facilities Revenue - City of           6.500     10/01/12     3,937,580
               Orlando, FL - Series 1992A
     4,500     Greater Orlando Aviation Authority - Airport Facilities Revenue - City of           6.375     10/01/21     4,690,575
               Orlando, FL - Series 1992A
       310     Greater Orlando Aviation Authority - Airport Facilities Revenue - City of           8.000     10/01/18       346,626
               Orlando, FL
     2,605     Palm Beach County, FL Airport System Revenue                                        7.500     10/01/00     2,921,820
     6,360     Palm Beach County, FL Airport System Revenue                                        7.625     10/01/04     7,375,438
     3,500     Palm Beach County, FL Airport System Revenue                                        7.750     10/01/10     4,076,310
     3,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.000     07/01/22     2,640,600
               Revenue - Series 1993 X

Florida                                                                      11


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Double Tax Exempt (continued)

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
$    4,450     Florida State Municipal Power Agency - St. Lucie Project Refunding                  5.250%    10/01/21  $  4,183,979
               Revenue - Series 1992
     1,000     Green Cove Springs, FL Utility Revenue                                              6.750     10/01/10     1,090,870
     1,500     Jacksonville, FL Electric Authority - St. Johns River Power System Revenue          6.900     10/01/13     1,598,250
     4,000     Jacksonville, FL Electric Authority - St. Johns River Power System Revenue          6.500     10/01/14     4,178,720
     1,850     Manatee County, FL Public Utilities Revenue - Series C                              0.000     10/01/08       898,564
     2,800     Manatee County, FL Public Utilities Revenue - Series C                              0.000     10/01/09     1,270,444
     1,000     Orlando, FL Utility Commission - Water and Electric Revenue - Series D              6.750     10/01/17     1,144,040
    10,375     Orlando, FL Utility Commission - Water and Electric Revenue - Series 1989 D         5.000     10/01/23     9,279,089
     1,900     Commonwealth of Puerto Rico Electric Power Authority - Series P                     7.000     07/01/21     2,090,551
     1,000     Commonwealth of Puerto Rico Electric Power Authority - Series 1994 T                5.500     07/01/20       951,040
       500     Sacramento, CA Cogeneration Authority - Cogeneration Project Revenue -              6.200     07/01/06       501,955
               Procter & Gamble Project - Series 1995
     1,000     Sarasota County, FL Utility System Revenue - Series 1994                            6.500     10/01/22     1,079,040

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
     7,965     Hillsborough County, FL Utility Revenue - Series A                                  7.000     08/01/14     8,788,501
     2,250     Hillsborough County, FL Utility Revenue - Series A                                  6.500     08/01/16     2,396,250
     3,500     Hillsborough County, FL Utility Revenue - Series B                                  6.500     08/01/16     3,727,500
       750     Jacksonville, FL Water and Sewer Development Revenue - Jacksonville                 6.750     06/01/22       805,950
               Suburban Utilities - Series 1992

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
     2,800     New York City General Obligation - Series B                                         7.000     08/15/16     2,962,876
     5,920     New York City General Obligation - Series 1994                                      7.250     08/15/19     6,384,069
     5,000     Sunrise Lakes, FL Phase 4 Recreation District - General Obligation and              6.750     08/01/24     5,133,000
               Revenue - Series 1995 A and B

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
     1,925     Boynton Beach, FL Water and Sewer System Utility Revenue - Series 1990              7.400     11/01/15     2,219,852
     1,500     Broward County, FL School Board - Certificates of Participation                     7.125     07/01/10     1,700,250
     2,500     Broward County, FL School District                                                  7.125     02/15/08     2,772,000
     4,000     Dade County, FL School District - General Obligation                                7.375     07/01/08     4,505,440
     1,500     Dade County, FL Health Facilities Authority Revenue - Baptist Hospital of           5.750     05/01/21     1,524,285
               Miami Project
       550     Florida State Jacksonville Transportation Authority                                 7.375     07/01/20       629,602
       335     Florida State Board of Education Capital Outlay                                     9.125     06/01/14       476,028
     2,500     Florida State Turnpike Authority Revenue                                            7.500     07/01/19     2,827,500
       335     Greater Orlando Aviation Authority - Airport Facilities Revenue - City of           8.000     10/01/18       376,774
               Orlando, FL
     3,065     Greater Orlando Aviation Authority - Airport Facilities Revenue - City of           8.000     10/01/18     3,412,019
               Orlando, FL
        55     Greater Orlando Aviation Authority - Airport Facilities Revenue - City of           8.000     10/01/18        61,950
               Orlando, FL
     1,000     Hillsborough County, FL Port District Revenue - Tampa Port Authority -              8.250     06/01/09     1,188,480
               Series 1990

12                                                                      Florida


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Double Tax Exempt (continued)

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

$    1,635     Hillsborough County, FL Utility Revenue - Series A                                  7.000%    08/01/14  $  1,854,924
     1,810     Jacksonville, FL Electric Authority - Bulk Power Supply System Revenue -            7.000     10/01/12     2,042,766
               Scherer Project - Series 1991 A
       735     Jacksonville, FL Electric Authority - St. Johns River Power System Revenue -        7.250     10/01/19       754,139
               Series 2
     1,500     Lady Lake, FL Industrial Development Revenue - Sunbelt Utilities                    9.625     07/01/15     1,870,605
     1,830     Lee County, FL Transportation Facilities Revenue                                    6.500     10/01/21     2,030,531
     1,050     Naples, FL Hospital Revenue - Naples Community Hospital                             7.200     10/01/19     1,199,016
     3,400     North Springs, FL Improvement District Water and Sewer Revenue -                    8.000     10/01/16     4,074,322
               Broward County - Series 1991
        15     Orange County, FL Capital Improvement Revenue - Series A                            7.700     10/01/18        16,767
     1,750     Orange County, FL Tourist Development Tax Revenue                                   7.250     10/01/10     2,004,398
     1,600     Orlando, FL Utility Commission - Water and Electric Revenue - Series 1991 A         6.500     10/01/20     1,789,312
       420     Orlando-Orange County, FL Expressway Authority Revenue                              6.500     07/01/20       480,514
     1,500     Palm Bay, FL Utility Revenue - Palm Bay Utility Corporation - Series 1992 A         6.200     10/01/22     1,666,335
     1,750     Palm Beach County, FL Criminal Justice Facilities Revenue                           7.250     06/01/11     1,990,485
       250     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.500     07/01/22       281,310
               Revenue - Series T
       900     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             7.250     07/01/17       988,029
               Education and Health Facilities - Series H
       765     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             6.875     07/01/21       878,503
               Education and Health Facilities - Series K
     1,000     St. Lucie County, FL Sales Tax Revenue - Series 1992                                6.500     10/01/22     1,128,690

               Resource Recovery
               ---------------------------------------------------------------------------------------------------------------------
     4,720     Broward County, FL Resource Recovery Revenue                                        7.950     12/01/08     5,224,568
     3,000     Lee County, FL Solid Waste System Revenue - Series A                                7.000     10/01/11     3,321,030
     2,000     Palm Beach County, FL Solid Waste Industrial Development Revenue Bonds -            6.700     02/15/15     1,971,780
               Okeelanta Power Limited Partnership Project - Series 1993 A
     7,000     Palm Beach County, FL Solid Waste Industrial Development Revenue -                  6.850     02/15/21     6,965,490
               Okeelanta Power - Series 1993 A
     2,800     Palm Beach County, FL Solid Waste Industrial Development Revenue -                  6.950     01/01/22     2,801,960
               Osceola Power - Series 1994
     2,000     St. Johns County, FL Solid Waste Disposal Revenue                                   7.250     11/01/10     2,239,760

               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Florida State Department of Natural Resources- Preservation 2000 Revenue -          6.750     07/01/13     1,083,630
               Series 1991A
     2,500     Florida State Department of Natural Resources - Preservation 2000 Revenue -         6.250     07/01/13     2,606,000
               Series 1992A
     2,990     Hillsborough County, FL Environmentally Sensitive Lands Acquisition and             6.250     07/01/08     3,120,214
               Protection Program - Series 1992
     1,010     Martin County, FL Tropical Farms Water and Sewer Special Assessment                 5.900     11/01/11     1,030,422
               District - Special Assessment - Series 1995
     2,000     Orange County, FL Tourist Development Tax Revenue - Series B                        6.500     10/01/19     2,139,800
     1,000     Palm Beach Gardens, FL Special Obligation Revenue                                   7.250     07/01/15     1,106,340

Florida                                                                      13


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds--Florida Double Tax Exempt (continued)

     Face
    Amount                                                                                         Face                     Market
     (000)     Description                                                                         Rate      Maturity       Value

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
$    4,000     Florida State Broward County Expressway Authority                                   9.875%    07/01/09  $  5,779,600
     1,000     Florida State Broward County Expressway Authority                                  10.000     07/01/14     1,514,940
     5,000     Florida State Jacksonville Transportation Authority                                 6.400     07/01/22     5,243,650
     2,165     Florida State Board of Education Capital Outlay                                     9.125     06/01/14     3,028,294
     5,000     Florida State Board of Education Capital Outlay - Series B                          6.700     06/01/22     5,315,550
     3,000     Florida State Board of Education Capital Outlay - Series C                          6.625     06/01/17     3,201,870

               Total Investments in Securities - Municipal Bonds (cost $301,343,783) - 95.5%                            325,919,906

               Excess of Other Assets over Liabilities - 4.5%                                                            15,454,059

               Total Net Assets - 100.0%                                                                               $341,373,965

*Securities purchased on a "when issued" basis.
See notes to financial statements.

14                                                                      Florida

(SHIP GRAPHIC) Florida Double Tax Exempt
               Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
    Investments, at market value (cost $301,343,783)               $325,919,906
    Cash                                                                895,397
    Receivable for investments sold                                  18,780,585
    Receivable for Fund shares sold                                     349,604
    Interest receivable                                               6,360,840
    Other                                                                27,967
        Total assets                                                352,334,299
LIABILITIES:
    Payable for investments purchased                                 7,859,441
    Payable for Fund shares reacquired                                1,324,304
    Distributions payable                                             1,587,924
    Accrued expenses                                                    188,665
        Total liabilities                                            10,960,334
NET ASSETS:
Applicable to 32,128,507 shares of beneficial interest
    issued and outstanding                                         $341,373,965
Net asset value per share                                          $      10.63



(SHIP GRAPHIC) Florida Double Tax Exempt
               Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 22,232,300
EXPENSES:
  Distribution fees (Note E)                                          1,382,043
  Investment advisory fees (Note E)                                   1,726,809
  Custody and accounting fees                                           168,220
  Transfer agent's fees                                                 157,475
  Registration fees                                                       6,109
  Legal fees                                                             28,941
  Audit fees                                                             24,605
  Reimbursement of organizational expenses (Note F)                      56,940
  Trustees' fees                                                          6,341
  Shareholder services fees (Note E)                                     33,760
  Other                                                                  15,136
  Advisory fees waived (Note E)                                      (1,093,473)
    Total expenses                                                    2,512,906
Net investment income                                                19,719,394
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (2,273,532)
  Change in unrealized appreciation (depreciation) of investments     8,667,382
Net gain on investments                                               6,393,850
Net increase in net assets resulting from operations               $ 26,113,244

See notes to financial statements.

Florida                                                                       15

(SHIP GRAPHIC) Florida Double Tax Exempt
               Statements of Changes in Net Assets

====================================================================================================================================
                                                                                                Year Ended             Year Ended
                                                                                               May 31, 1995           May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                        $ 19,719,394            $ 21,946,235
  Net realized loss on security transactions                                                     (2,273,532)             (3,107,393)
  Change in unrealized appreciation (depreciation) of investments                                 8,667,382             (12,039,364)
Net increase in net assets resulting from operations                                             26,113,244               6,799,478
Distributions to shareholders:
  Dividends from net investment income                                                          (19,846,500)            (22,124,711)
  Distributions in excess of net realized capital gains                                                                     (97,572)
Net decrease in net assets from distributions to shareholders                                   (19,846,500)            (22,222,283)
Fund share transactions:
  Proceeds from shares sold                                                                      45,355,080              93,173,330
  Net asset value of shares issued in reinvestment of distributions                               7,682,266               8,240,780
  Cost of shares reacquired                                                                     (90,012,143)            (83,032,488)
Net (decrease) increase in net assets from Fund share transactions                              (36,974,797)             18,381,622
Total (decrease) increase in net assets                                                         (30,708,053)              2,958,817
NET ASSETS:
  Beginning of year                                                                             372,082,018             369,123,201
  End of year                                                                                  $341,373,965            $372,082,018
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                              $322,944,654            $360,046,557
  Accumulated net realized loss on security transactions                                         (6,146,812)             (3,873,280)
  Unrealized appreciation (depreciation) of investments                                          24,576,123              15,908,741
                                                                                               $341,373,965            $372,082,018

See notes to financial statements

16                                                                     Florida

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    Flagship's Florida Intermediate Tax Exempt Fund (Florida Intermediate) and Florida Double Tax Exempt Fund (Florida Double Tax Exempt) are sub-trusts of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The diversified Florida Double Tax Exempt and non-diversified Florida Intermediate Funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds commenced investment operations on February 1, 1994 and June 15, 1990, respectively. On February 2, 1994, the Florida Intermediate Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in each Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to their shareholders all of their tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

         Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Funds amortize original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

         The Funds have entered into agreements with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Funds may, upon adequate segregation of secu-

Florida                                                                       17

Notes to Financial Statements
================================================================================

    rities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. At May 31, 1995 there were $2,058,125 and $125,831, respectively, of "when issued" purchase commitments included in the Florida Double Tax Exempt and Florida Intermediate Funds' statements of investments.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                                   Period From
                                                Year Ended      February 1, 1994
                                               May 31, 1995      to May 31, 1994
    FLORIDA INTERMEDIATE
    Class A
    Shares sold                                   390,286           169,495
    Shares issued in reinvestment
      of distributions                              5,350               413
    Shares reacquired                            (107,593)          (70,096)
    Net increase
      in shares outstanding                       288,043            99,812
    Outstanding at beginning
      of period                                    99,812             - 0 -
    Outstanding at end of period                  387,855            99,812


                                                                 Period From
                                               Year Ended      February 2, 1994
                                              May 31, 1995      to May 31, 1994
    FLORIDA INTERMEDIATE
    Class C
    Shares sold                                   131,121           113,421
    Shares issued in reinvestment
      of distributions                              2,844               317
    Shares reacquired                             (67,911)           (4,200)
    Net increase
      in shares outstanding                        66,054           109,538
    Outstanding at beginning
      of period                                   109,538             - 0 -
    Outstanding at end of period                  175,592           109,538


                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994
    FLORIDA DOUBLE
    TAX EXEMPT
    Shares sold                                 4,468,523         8,496,880
    Shares issued in reinvestment
      of distributions                            753,914           755,829
    Shares reacquired                          (8,942,409)       (7,701,575)
    Net (decrease) increase
      in shares outstanding                    (3,719,972)        1,551,134
    Outstanding at beginning
      of year                                  35,848,479        34,297,345
    Outstanding at end of year                 32,128,507        35,848,479

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated:

    Fund                                        Purchases            Sales
    Intermediate                               $  7,506,835      $  3,957,084
    Double Tax Exempt                          $180,394,396      $227,203,424

    At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes for the Florida Intermediate and Double Tax Exempt funds of $241,244 and $24,576,123, respectively, includes:

                                               Unrealized        Unrealized
    Fund                                      Appreciation      Depreciation
    Intermediate                               $   241,244       $        0
    Double Tax Exempt                          $24,679,058       $  102,935

    At May 31,1995, the Florida Double Tax Exempt Fund has available capital loss carryforwards of approximately $6,047,400 to offset future net capital gains in the amounts of $331,700 through May 31, 2001 and $5,715,700 through May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of agreements which provide for furnishing of investment advice, office space and facilities to the Funds, receives fees computed monthly on the daily
18                                                                       Florida

Notes to Financial Statements
================================================================================

    net assets of the Funds at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived advisory fees for the Florida Intermediate Fund and Florida Double Tax Exempt Fund amounting to $19,498 and $1,093,473, respectivelty. Also, under agreements with the Funds, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Funds reach a sufficient size to maintain a normal expense ratio to average net assets.

         The Funds have Distribution Agreements with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Funds' Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Funds' shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Funds' average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $1,317, $1,374 and $115,372 for the Florida Intermediate Fund Class A shares, Class C shares and Florida Double Tax Exempt Fund, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

         In its capacity as national wholesale underwriter for the shares of the Funds, the Distributor received commissions on sales of the Funds' shares for the year ended May 31, 1995, as follows:

                                                  Gross         Paid to Other
    Fund                                       Commissions         Dealers
    Intermediate                               $   23,300        $   20,100
    Double Tax Exempt                          $  882,000        $  770,100

         For the year ended May 31, 1995, the Distributor received approximately $1,200 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Funds, amounting to $27,400 for the Florida Intermediate Fund and $284,639 for the Florida Double Tax Exempt Fund, will be reimbursed to the Advisor on a straight-line basis over a period of five years commencing from the first day of the year following the year in which each Fund's net assets exceed $20 million. As of May 31, 1995, $227,916 has been reimbursed by the Florida Double Tax Exempt Fund. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Florida Double Tax Exempt Fund may temporarily for emergency purposes, borrow up to $17 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $1,116,388, with a weighted average annualized interest rate of 6.20%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

Florida                                                                       19

(SHIP GRAPHIC) Florida Intermediate  Selected data for each share of beneficial
               Financial Highlights  interest outstanding throughout the period.
===============================================================================

                                                                  Period From
                                            Year Ended       February 1, 1994 to
CLASS A                                    May 31, 1995          May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period          $ 9.66              $ 9.70
Income from investment operations:
  Net investment income                         0.46                0.12
  Net realized and unrealized gain              0.33               (0.04)
  (loss) on securities
Total from investment operations                0.79                0.08
Less distributions:
  Dividends from net investment                (0.40)              (0.12)
  income
Total distributions                            (0.40)              (0.12)
Net asset value, end of period                $10.05              $ 9.66
Total return(a)                                 8.42%               1.75%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                    0.67%               0.29%
    Net investment income                       4.74%               3.79%
  Assuming no waivers and
  reimbursements:
    Expenses                                    3.54%               6.70%
    Net investment income                       1.87%              (2.62%)
Net assets at end of period (000's)            $3,898                $964
Portfolio turnover rate                       105.01%              28.15%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge and are
    annualized where appropriate.

20                                                                      Florida

(SHIP GRAPHIC) Florida Intermediate  Selected data for each share of beneficial
               Financial Highlights  interest outstanding throughout the period.
===============================================================================

                                                                Period From
                                          Year Ended        February 2, 1994 to
CLASS C                                  May 31, 1995          May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period         $ 9.66               $ 9.70
Income from investment operations:
  Net investment income                        0.40                 0.11
  Net realized and unrealized gain             0.33                (0.06)
  (loss) on securities
Total from investment operations               0.73                 0.05
Less distributions:
  Dividends from net investment               (0.34)               (0.09)
  income
Total distributions                           (0.34)               (0.09)
Net asset value, end of period               $10.05               $ 9.66
Total return(a)                                7.80%                1.33%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                   1.19%                0.68%
    Net investment income                      4.19%                3.42%
  Assuming no waivers and
  reimbursements:
    Expenses                                   4.53%                7.38%
    Net investment income                      0.85%               (3.28%)
Net assets at end of period (000's)           $1,765               $1,058
Portfolio turnover rate                      105.01%               28.15%

(a) The total returns shown do not
    include the effect of applicable
    contingent deferred sales charge
    and are annualized where
    appropriate.

Florida                                                                      21


(SHIP GRAPHIC) Florida Double Tax Exempt                                                 Selected data for each share of beneficial
               Financial Highlights                                                      interest outstanding throughout the period.
====================================================================================================================================

                                                                                                                   Period From
                                                       Year Ended     Year Ended      Year Ended   Year Ended   June 15, 1990 to
                                                      May 31, 1995   May 31, 1994  May 31, 1993    May 31, 1992   May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.38         $10.76         $10.18         $ 9.87         $ 9.58
Income from investment operations:
  Net investment income                                    0.58           0.60           0.63           0.66           0.64
  Net realized and unrealized gain (loss) on securities    0.26          (0.38)          0.61           0.33           0.29
Total from investment operations                           0.84           0.22           1.24           0.99           0.93
Less distributions:
  Dividends from net investment income                    (0.59)         (0.60)         (0.64)         (0.67)         (0.64)
  Distributions from net realized capital gains                                         (0.02)         (0.01)
Total distributions                                       (0.59)         (0.60)         (0.66)         (0.68)         (0.64)
Net asset value, end of period                           $10.63         $10.38         $10.76         $10.18         $ 9.87
Total return(a)                                            8.43%          2.00%         12.49%         10.32%          9.81%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                               0.73%          0.58%          0.45%          0.26%          0.19%
    Net investment income                                  5.71%          5.51%          6.01%          6.59%          6.86%
  Assuming no waivers and reimbursements:
    Expenses                                               1.04%          1.00%          0.99%          1.03%          1.05%
    Net investment income                                  5.40%          5.09%          5.47%          5.82%          6.00%
Net assets at end of period (000's)                     $341,374       $372,082       $369,123       $276,811       $136,509
Portfolio turnover rate                                   52.67%         31.92%         22.60%         49.72%        152.36%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge and are
    annualized where appropriate.

22                                                                      Florida

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP FLORIDA TAX EXEMPT FUNDS

We have audited the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, of the Flagship Florida Intermediate Tax Exempt Fund and the Flagship Florida Double Tax Exempt Fund as of May 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Florida Intermediate Tax Exempt Fund and the Flagship Florida Double Tax Exempt Fund at May 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995

Florida                                                                       23


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$      270     Atlanta, GA Urban Residential Finance Authority - Dormitory Facility                7.300%    12/01/14  $    300,486
               Revenue - Morehouse College
     1,855     Marietta, GA Development Authority Revenue - Life College, Inc                      7.250     12/01/19     2,044,785
     1,000     Private Colleges and Universities Facilities Authority Georgia Revenue -            6.500     11/01/15     1,115,140
               Mercer University Project
       500     Private Colleges and Universities Facilities Authority Georgia Revenue -            6.200     06/01/14       520,220
               Spelman College Project - Series 1994

               Health Care
               --------------------------------------------------------------------------------------------------------------------
     1,000     Cobb County, GA Residential Care Facilities Authority Revenue - North               7.500     08/01/15     1,075,980
               Georgia Presbyterian Home

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       100     Chatham County, GA Hospital Authority Revenue - Memorial Medical Center             7.000     01/01/10       110,125
     1,130     Chatham County, GA Hospital Authority Revenue - Memorial Medical Center             7.000     01/01/21     1,242,085
       500     Cherokee County, GA Hospital Authority Revenue                                      7.250     12/01/15       557,310
       500     Colquitt County, GA Hospital Authority Revenue - Series 1992                        6.700     03/01/12       540,630
       500     Effingham County, GA Hospital Authority Revenue - Series 1992A                      6.500     05/01/12       533,030
     1,000     Fulco, GA Hospital Authority Revenue - Georgia Baptist Health Care System -         6.250     09/01/13       960,480
               Series 1992B
     3,600     Fulco, GA Hospital Authority Revenue - Georgia Baptist Health Care System -         6.375     09/01/22     3,389,688
               Series 1992A
     2,250     Fulco, GA Hospital Authority Revenue - Georgia Baptist Health Care System -         6.375     09/01/22     2,118,555
               Series 1992A
     1,000*    Gainesville and Hall County, GA Hospital Authority - Revenue Anticipation           6.000     10/01/20     1,010,760
               Certificates - Northeast Georgia Healthcare Project - Series 1995
     2,250*    Gainesville and Hall County, GA Hospital Authority - Revenue Anticipation           6.000     10/01/25     2,269,305
               Certificates - Northeast Georgia Healthcare Project - Series 1995
     1,250     Ware County, GA Hospital Authority Revenue - Series 1992A                           6.625     03/01/15     1,339,338

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
     1,840     Augusta, GA Housing Authority - Multifamily Mortgage Revenue - FHA                  6.500     05/01/27     1,878,125
               Insured Mortgage Loan - River Glen Apartments Section 8 Assisted Project -
               Series 1995
     1,000     DeKalb County, GA Housing Authority - Multifamily Housing Revenue -                 7.150     01/01/25     1,052,250
               The Lakes at Indian Creek Apartments Project - Series 1994
     1,475     Decatur, GA Housing Authority Mortgage Revenue - Park Trace Apartments -            6.450     07/01/25     1,510,488
               Series 1992A
       545     Hinesville, GA Leased Housing Corporation Revenue - Baytree Apartments -            7.125     03/01/12       572,016
               Series 1992
     1,300     Macon, GA Housing Authority - Multifamily Mortgage Revenue - The Vistas -           6.450     04/01/26     1,330,290
               Series 1994
       500     Summerville, GA Housing Corporation Revenue                                         8.000     12/01/10       519,885


4                                                                      Georgia

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
$    2,000     Fulton County, GA Housing Authority - Single Family Mortgage Revenue -              6.550%    03/01/18  $  2,037,460
               GNMA Mortgage-Backed Securities Program - Series 1995 A
       665     Fulton County, GA Housing Authority - Single Family Mortgage Revenue -              6.600     03/01/28       675,780
               GNMA Mortgage-Backed Securities Program - Series 1995 A
       240     Georgia Housing and Finance Authority Home Ownership Opportunity -                  6.700     12/01/12       253,087
               Series 1992A
     1,355     Georgia Housing and Finance Authority Home Ownership Opportunity -                  6.750     06/01/17     1,418,170
               Series 1992A
     1,860     Georgia Housing and Finance Authority Home Ownership Opportunity -                  6.500     12/01/11     1,943,030
               Series 1992C
     1,215     Georgia Housing and Finance Authority Revenue - Single Family Mortgage -            6.500     12/01/17     1,248,631
               Series 1994 A
       750     Georgia Housing and Finance Authority Revenue - Single Family Mortgage -            6.600     12/01/23       767,655
               Series 1994 A
     1,000     Georgia Housing and Finance Authority Revenue - Single Family Mortgage -            6.400     12/01/15     1,020,570
               Subseries 1995 A-2
       420     Georgia State Residential Finance Authority - Series A-2                            7.800     06/01/21       441,092
       350     Georgia State Residential Finance Authority - Series A-2                            7.750     06/01/18       373,762
     1,640     Georgia State Residential Finance Authority - Series A                              7.250     12/01/21     1,734,513
       750     Georgia State Residential Finance Authority - Series B-1                            8.000     12/01/16       808,852

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
       500     Bartow County, GA Development Authority Pollution Control Revenue -                 7.250     07/01/21       517,415
               Georgia Power Company
       750     Burke County, GA Development Authority Pollution Control Revenue -                  8.375     07/01/17       811,088
               Georgia Power Company - Vogtle Project
     1,000     Cartersville, GA Development Authority Water and Wastewater Facilities -            6.750     02/01/12     1,046,230
               Anheuser-Busch - Series 1992
       500     Savannah, GA Economic Development Authority Revenue - Hershey Foods -               6.600     06/01/12       525,595
               Series 1992
     1,000     Savannah, GA Economic Development Authority Revenue - Pollution                     6.050     05/01/21       985,780
               Control Revenue - Union Camp Corporation
       500     Wayne County, GA Development Authority Solid Waste Disposal Revenue -               8.000     07/01/15       536,295
               ITT Rayonier Inc. Project
     1,000     Wayne County, GA Development Authority Pollution Control Revenue - ITT              6.100     11/01/07     1,030,690
               Rayonier Project - Series 1993
       500     White County, GA Industrial Development Authority Revenue - Clark-                  6.850     06/01/10       519,020
               Schwebel Fiber Glass Corporation - Series 1992

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
     1,750     Butts County, GA Association County Commissioners of Georgia Leasing
               Program - Certificates of Participation - Butts County, Georgia Public
               Purpose Project - Series 1994                                                       6.750     12/01/14     1,925,612

Georgia                                                                       5

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
$    1,500     Atlanta, GA Airport Facilities Revenue                                              6.250%    01/01/21  $  1,528,875
     3,500     Atlanta, GA Airport Facilities Revenue                                              6.250     01/01/21     3,569,475

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
     1,800     Appling County, GA Development Authorities - Pollution Control Revenue -            7.150     01/01/21     2,024,082
               Oglethorpe Power Corporation Hatch Project - Series 1994
     1,450     Georgia Municipal Electric Authority Power Revenue - Series A                       8.100     01/01/12     1,556,198
       905     Georgia Municipal Electric Authority Power Revenue - Series M                       8.100     01/01/12       971,436
     3,000     Georgia Municipal Electric Authority Power Revenue - Series 1994 EE                 5.500     01/01/26     2,909,190
       150     Georgia Municipal Electric Authority Power Revenue - Series 1995 O                  7.800     01/01/20       163,734
       500     Monroe County, GA Development Authority Pollution Control Revenue -                 6.750     01/01/10       546,285
               Oglethorpe Power Corporation - Scherer Project - Series 1992A
     1,000     Monroe County, GA Development Authority Pollution Control Revenue -                 6.800     01/01/12     1,094,320
               Oglethorpe Power Corporation - Scherer Project - Series 1992A
     1,000     Commonwealth of Puerto Rico Electric Power Authority - Series O                     5.000     07/01/12       913,930
       500     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17       510,725
     2,095     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24     2,168,074
     2,500     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.000     07/01/16     2,505,825
     2,500     Commonwealth of Puerto Rico Electric Power Authority - Series 1994 T                5.500     07/01/20     2,377,600

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
       500     Brunswick, GA Water and Sewer Improvement Revenue - Series 1992                     6.000     10/01/11       526,675
       400     Brunswick, GA Water and Sewer Improvement Revenue - Series 1992                     6.100     10/01/19       425,804
       750     Columbia County, GA Water and Sewer Revenue                                         6.900     06/01/11       828,495
       500     Columbus, GA Water and Sewer Revenue - Series 1992                                  6.250     05/01/11       527,245
     1,000     Conyers, GA Water and Sewerage Revenue - Series 1994 A                              6.600     07/01/15     1,082,550
     3,500     Cumming, GA Water and Sewerage Revenue - Series 1994                                6.250     12/01/24     3,642,135
     1,000     Fayette County, GA Water Revenue                                                    6.200     10/01/20     1,027,700
       750     Hinesville, GA Water and Sewer Revenue                                              7.750     10/01/13       797,752
        85     Savannah, GA Water and Sewer Revenue - Series 1989                                  7.500     12/01/10        93,579

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
       500     Albany-Dougherty County, GA Inner City Authority Revenue - Series 1992              6.000     02/01/11       510,100
     1,500     Atlanta, GA Downtown Development Authority Revenue - Underground                    6.250     10/01/12     1,557,840
               Atlanta Project - Series 1992
     1,000     Atlanta, GA Downtown Development Authority Revenue - Underground                    6.250     10/01/16     1,034,900
               Atlanta Project - Series 1992
     1,215     Clayton County, GA Solid Waste Management Authority - Series 1992A                  6.500     02/01/12     1,267,136
       800     Downtown Marietta, Georgia Development Authority Revenue - Cobb County Lease        6.600     01/01/19       857,832
     1,000     Smyrna, GA Downtown Development Authority Revenue - Series 1994                     6.600     02/01/17     1,084,730
       725     Fulton County, GA Building Authority Revenue - Judicial Center Facilities           6.500     01/01/15       774,648
               Project - Series 1991
     1,015     Peach County, GA School District - General Obligation - Series 1994                 6.300     02/01/14     1,068,927
     3,810     Peach County, GA School District - General Obligation - Series 1994                 6.400     02/01/19     4,018,026
     1,250     Tift County, GA School District - General Obligation School - Series 1995           6.125     02/01/15     1,277,600
     1,500     Washington County, GA School District - General Obligation School                   6.875     01/01/14     1,680,555
               Revenue - Series 1994

6                                                                       Georgia

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
$    1,500     Albany-Dougherty County, GA Hospital Authority Revenue - Phoebe Putney              7.500%    09/01/20  $  1,723,560
               Memorial Hospital - Series B
       500     Atlanta, GA Board of Education - Certificates of Participation                      7.125     06/01/12       563,785
       500     Atlanta, GA Downtown Development Authority Revenue - Underground                    7.750     10/01/16       533,345
               Atlanta Project
       505     Cherokee County, GA Water and Sewer Authority Revenue                               9.750     08/01/09       711,757
       250     Cobb County, GA Hospital Authority Revenue - Kennestone Hospital -                  8.000     08/01/06       261,478
               Series 1986
    10,735     Colquitt County, GA Development Authority Revenue                                   0.000     12/01/21     1,755,924
     9,000     Colquitt County, GA Development Authority Revenue                                   0.000     12/01/21     1,472,130
       500     Dade County, GA Water and Sewer Authority Revenue                                   7.600     07/01/15       565,540
       300     Douglasville-Douglas County, GA Water and Sewer Authority Revenue                   7.700     06/01/13       332,805
     1,370     Fulton County, GA Building Authority Revenue - Judicial Center Facilities           8.200     01/01/15     1,477,340
               Project
     1,000     Fulton County, GA School District                                                   7.625     05/01/17     1,088,910
     1,140     Fulton County, GA Water and Sewer Revenue                                           8.250     01/01/14     1,267,121
       500     Gainesville, GA Water and Sewer Revenue                                             7.200     11/15/10       569,880
       600     Metropolitan Atlanta Rapid Transit Authority - Georgia Sales Tax Revenue -          8.625     07/01/10       614,262
               Series F
     1,200     Metropolitan Atlanta Rapid Transit Authority - Georgia Sales Tax Revenue -          7.200     07/01/20     1,339,572
               Series L
       585     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       657,335
       375     Commonwealth of Puerto Rico Electric Power Authority - Series J                     9.125     07/01/15       387,915
       350     Commonwealth of Puerto Rico Electric Power Authority - Series K                     9.375     07/01/17       392,210
     2,100     Richmond County, GA Development Authority Revenue - Series C                        0.000     12/01/21       325,983
       665     Savannah, GA Water and Sewer Revenue - Series 1989                                  7.500     12/01/10       727,889
       500     Ware County, GA Hospital Authority Revenue                                          7.125     03/01/15       561,350
       625     Warner Robins, GA Water and Sewer Revenue                                           7.750     07/01/12       660,688

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
       570     Burke County, GA Development Authority Revenue - Georgia Safe                       7.500     02/01/11       610,972
               Corporation
     1,150     Burke County, GA Economic Development Authority Industrial                          7.250     12/01/11     1,216,274
               Development Revenue - Ritz Instrument Transformers
       575     Metropolitan Atlanta Rapid Transit Authority - Georgia Sales Tax Revenue -          7.250     07/01/10       626,767
               Series K
     1,500     Metropolitan Atlanta Rapid Transit Authority - Georgia Sales Tax Revenue -          6.250     07/01/18     1,611,120
               Series N
     2,000     Metropolitan Atlanta Rapid Transit Authority - Georgia Sales Tax Revenue -          6.900     07/01/20     2,222,420
               Series 1994 A
       550     Commonwealth of Puerto Rico Infrastructure Financing Authority - Series A           7.750     07/01/08       608,003

Georgia                                                                       7

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
$    1,200     Commonwealth of Puerto Rico - Public Improvement - General Obligation -             5.375%    07/01/22  $  1,154,436
               Series 1995
       165     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       184,128
       650     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23       687,323
       425     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.875     07/01/17       473,152
               Series A

               Total Investments in Securities - Municipal Bonds (cost $114,416,265) - 100.5%                           120,920,650

               Excess of Liabilities over Other Assets - (0.5)%                                                          (593,532)

               Total Net Assets - 100.0%                                                                               $120,327,118

*Securities purchased on a "when issued" basis.

 See notes to financial statements.

8                                                                       Georgia

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================
ASSETS:
  Investments, at market value (cost $114,416,265)                  $120,920,650
  Cash                                                                   576,048
  Receivable for investments sold                                      2,969,188
  Receivable for Fund shares sold                                        317,088
  Interest receivable                                                  2,717,474
  Other                                                                   12,050
    Total assets                                                     127,512,498
LIABILITIES:
  Payable for investments purchased                                    6,175,865
  Payable for Fund shares reacquired                                     331,244
  Distributions payable                                                  566,427
  Accrued expenses                                                       111,844
    Total liabilities                                                  7,185,380
NET ASSETS                                                          $120,327,118
  Class A:
  Applicable to 10,836,679 shares of beneficial interest
    issued and outstanding                                          $113,354,136
  Net asset value per share                                         $      10.46
  Class C:
  Applicable to 667,941 shares of beneficial interest
    issued and outstanding                                          $  6,972,982
  Net asset value per share                                         $      10.44



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $ 8,057,149
EXPENSES:
  Distribution fees - Class A (Note E)                                  464,676
  Distribution fees - Class C (Note E)                                   54,182
  Investment advisory fees (Note E)                                     609,339
  Custodian's fees                                                       91,775
  Transfer agent's fees                                                  95,175
  Registration fees                                                       5,054
  Legal fees                                                              1,825
  Audit fees                                                             16,303
  Trustees' fees                                                          2,306
  Shareholder services fees (Note E)                                     13,680
  Other                                                                   6,319
  Advisory fees waived (Note E)                                        (321,940)
    Total expenses                                                    1,038,694
Net investment income                                                 7,018,455
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                           (503,259)
  Change in unrealized appreciation (depreciation) of investments     2,459,199
Net gain on investments                                               1,955,940
Net increase in net assets resulting from operations                $ 8,974,395

See notes to financial statements.

Georgia                                                                       9

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                   Year Ended       Year Ended
INCREASE (DECREASE) IN NET ASSETS                 May 31, 1995     May 31, 1994
Operations:
  Net investment income                          $   7,018,455    $   6,404,850
  Net realized loss on security transactions          (503,259)      (1,318,071)
  Change in unrealized appreciation
    (depreciation) of investments                    2,459,199       (3,682,495)
Net increase in net assets resulting
  from operations                                    8,974,395        1,404,284
Distributions to shareholders:
  Dividends from net investment income-Class A      (6,723,768)      (6,432,853)
  Dividends from net investment income-Class C        (294,712)         (52,546)
Net decrease in net assets from distributions
  to shareholders-Class A                           (6,723,768)      (6,432,853)
Net decrease in net assets from distributions
  to shareholders-Class C                             (294,712)         (52,546)
Fund share transactions:
  Proceeds from shares sold-Class A                 11,821,769       37,427,403
  Proceeds from shares sold-Class C                  3,369,935        4,545,501
  Net asset value of shares issued in
    reinvestment of distributions-Class A            3,840,891        3,751,406
  Net asset value of shares issued in
    reinvestment of distributions-Class C              187,309           27,028
  Cost of shares reacquired-Class A                (27,143,426)     (14,385,233)
  Cost of shares reacquired-Class C                 (1,121,450)         (64,337)
Net (decrease) increase in net assets from
  Fund share transactions-Class A                  (11,480,766)      26,793,576
Net increase in net assets from Fund
  share transactions-Class C                         2,435,794        4,508,192
Total (decrease) increase in net assets             (7,089,057)      26,220,653
NET ASSETS:
  Beginning of year                                127,416,175      101,195,522
  End of year                                    $ 120,327,118    $ 127,416,175
NET ASSETS CONSIST OF:
  Paid-in surplus                                $ 117,988,119    $ 127,033,116
  Accumulated net realized gain (loss)
    on security transactions                        (4,165,386)      (3,662,127)
  Unrealized appreciation (depreciation)
    of investments                                   6,504,385        4,045,186
                                                 $ 120,327,118    $ 127,416,175

See notes to financial statements.

10                                                                      Georgia

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.   DESCRIPTION OF BUSINESS

     The Flagship Georgia Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on March 27, 1986. On January 4, 1994, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.

     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

          Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

     Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

          The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

     Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities

Georgia                                                                      11

Notes to Financial Statements
================================================================================

     as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $3,218,440 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.   FUND SHARES

     At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:
                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994
    CLASS A
    Shares sold                                 1,172,988         3,502,122
    Shares issued in reinvestment
      of distributions                            383,032           349,989
    Shares reacquired                          (2,752,961)       (1,343,940)
    Net (decrease) increase
      in shares outstanding                    (1,196,941)        2,508,171
    Outstanding at beginning
      of year                                  12,033,620         9,525,449
    Outstanding at end of year                 10,836,679        12,033,620

                                                                 Period From
                                               Year Ended      January 4, 1994
                                              May 31, 1995     to May 31, 1994
    CLASS C
    Shares sold                                   335,379           429,392
    Shares issued in reinvestment
      of distributions                             18,740             2,617
    Shares reacquired                            (112,088)           (6,099)
    Net increase in shares
      outstanding                                 242,031           425,910
    Outstanding at beginning
      of period                                   425,910             - 0 -
    Outstanding at end of period                  667,941           425,910

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.   PURCHASES AND SALES OF
     MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $48,218,020 and $55,364,320, respectively.

          At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $6,504,385 of which $6,946,057 related to appreciated securities and $441,672 related to depreciated securities.

          At May 31, 1995, the Fund has available capital loss carryforwards of approximately $4,165,500 to offset future net capital gains in the amounts of $740,500 through May 31, 1996, $366,000 through May 31,1997, $109,600 through May 31,1999, $1,046,000 through May 31, 2001, $1,400,200 through
     May 31, 2002, and $503,200 through May 31, 2003.

E.   TRANSACTIONS WITH INVESTMENT
     ADVISOR AND DISTRIBUTOR

     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $321,940 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $30,383.

          The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor

12                                                                      Georgia

Notes to Financial Statements
================================================================================

     each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $38,227 and $5,424 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

          In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $347,400 for the year ended May 31, 1995, of which approximately $300,500 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $7,300 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.   LINE OF CREDIT

     The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $6 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $387,833, with a weighted average annualized interest rate of 6.24%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

Georgia                                                                      13

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                            Year Ended        Year Ended        Year Ended        Year Ended       Year Ended
Class A                                    May 31, 1995      May 31, 1994      May 31, 1993      May 31, 1992     May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $10.23           $10.62            $10.16              $9.95           $9.67
Income from investment operations:
  Net investment income                         0.58             0.59              0.62               0.63            0.64
  Net realized and unrealized gain              0.23            (0.39)             0.45               0.21            0.28
  (loss) on securities
Total from investment operations                0.81             0.20              1.07               0.84            0.92
Less distributions:
  Dividends from net                           (0.58)           (0.59)            (0.61)             (0.63)          (0.64)
  investment income
Total distributions                            (0.58)           (0.59)            (0.61)             (0.63)          (0.64)
Net asset value, end of year                  $10.46           $10.23            $10.62             $10.16           $9.95
Total return(a)                                 8.31%            1.83%            10.84%              8.81%           9.90%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                    0.83%            0.70%             0.62%              0.57%           0.72%
    Net investment income                       5.79%            5.47%             5.88%              6.31%           6.60%
  Assuming no waivers and
  reimbursements:
    Expenses                                    1.09%            1.06%             1.08%              1.14%           1.22%
    Net investment income                       5.53%            5.11%             5.42%              5.74%           6.10%
Net assets at end of year (000's)            $113,354         $123,068          $101,196            $70,650         $44,829
Portfolio turnover rate                        39.94%           39.48%            29.51%             21.19%          24.09%

(a) The total returns shown do not
    include the effect of
    applicable front-end sales
    charge.

14                                                                      Georgia

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
===============================================================================

                                                            Period From
                                            Year Ended   January 4, 1994 to
Class C                                    May 31, 1995     May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period          $10.21          $10.91
Income from investment operations:
  Net investment income                         0.52            0.19
  Net realized and unrealized gain              0.23           (0.69)
  (loss) on securities
Total from investment operations                0.75           (0.50)
Less distributions:
  Dividends from net investment                (0.52)          (0.20)
  income
Total distributions                            (0.52)          (0.20)
Net asset value, end of period                $10.44          $10.21
Total return(a)                                 7.72%         (10.96%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                    1.38%           1.27%
    Net investment income                       5.18%           4.55%
  Assuming no waivers and
  reimbursements:
    Expenses                                    1.64%           1.60%
    Net investment income                       4.92%           4.22%
Net assets at end of period (000's)            $6,973          $4,348
Portfolio turnover rate                        39.94%          39.48%

(a) The total returns shown do not
    include the effect of
    applicable contingent deferred
    sales charge and are annualized
    where appropriate.


Georgia                                                                      15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP GEORGIA
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Georgia Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Georgia Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995

16                                                                      Georgia

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
     Face
     Amount                                                                                        Face                    Market
     (000)     Description                                                                         Rate     Maturity**     Value
               California
$    1,000     Sacramento, CA Cogeneration Authority - Cogeneration Project Revenue -              6.200%    07/01/06  $  1,003,910
               Procter & Gamble Project - Series 1995
               Connecticut
       500     Connecticut State Health and Educational Facilities Authority Revenue -             5.625     07/01/03       489,660
               Quinnipiac College - Series D
       100     Connecticut State Health and Educational Facilities Authority Revenue -             6.100     07/01/00       101,342
               Hartford University - Series 1992 D
       400     Connecticut State Housing Finance Authority - Series B                              7.200     11/15/01       420,996
               Florida
       250     Florida State Broward County Expressway Authority                                   9.875     07/01/09       361,225
     1,000     Palm Beach County, FL School Board - Certificates of Participation -                5.800     08/01/04     1,059,680
               Series 1994A
               Georgia
     1,265     Monroe County, GA Development Authority Pollution Control Revenue -                 5.950     01/01/01     1,319,104
               Oglethorpe Power Corporation - Scherer Project - Series 1992A
               Iowa
       500     Iowa State Higher Educational Loan Authority Revenue -                              5.500     08/01/02       500,000
               Private College Facilities - Series 1992
               Kansas
     1,250     Kansas State Department of Transportation - Highway Revenue - Series 1993           6.000     03/01/03     1,343,500
       420     Lenexa, KS Multifamily Housing Revenue - Barrington Park Apartments                 6.200     02/01/08       434,141
               Project - Series 1993A
               Kentucky
     1,165     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   5.600     08/01/06     1,188,160
               Program - Series 1995 H
     1,000     McCracken County, KY Hospital Facilities Revenue - Mercy Health System -            6.100     11/01/04     1,069,360
               Series 1994 A
               Louisiana
       345     Louisiana Public Facilities Authority Revenue - Student Loan - Series               6.600     03/01/03       368,429
               1992A-2
               Massachusetts
     1,000     Massachusetts State General Obligation - Series 1994 C                              6.300     11/01/04     1,092,710
       375     Massachusetts State Health and Educational Facilities Authority Revenue -           6.500     12/01/05       399,068
               Dana-Farber Cancer Institute - Series G-1 and G-2
       750     Massachusetts State Health and Educational Facilities Authority Revenue -           6.500     12/01/06       796,852
               Dana-Farber Cancer Institute - Series G-1 and G-2
     1,500     Massachusetts Water Pollution Abatement Trust - Water Pollution Abatement           5.700     02/01/05     1,555,140
               Revenue - SESD Loan Program - Series 1994 A
               Michigan
       750     Michigan Municipal Bond Authority Revenue - State Revolving Fund -                  7.000     10/01/04       854,700
               Series 1994
     1,275     Michigan State Comprehensive Transportation Revenue - Series 1992 B                 5.750     05/15/04     1,345,189
     1,000     Monroe County, MI Pollution Control Revenue - Detroit Edison Company -              6.350     12/01/04     1,081,460
               Series 1994 A
               Missouri
     1,000     Missouri State Health and Educational Facilities Authority Revenue - SSM            5.800     06/01/02     1,057,030
               Health Care - Series 1992AA
       350     St. Louis County, MO Industrial Development Revenue Authority - Kiel                7.625     12/01/09       365,736
               Center Multipurpose Arena - Series 1992


4                                                                  Intermediate

               Statement of Investments in Securities and Net Assets                                                 May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
     Amount                                                                                        Face                    Market
     (000)     Description                                                                         Rate     Maturity**     Value
$      300     St. Louis, MO Airport and Improvement Revenue - Lambert-St. Louis                   5.900%    07/01/03  $    315,720
               International Airport - Series 1992
     1,600     Sikeston, MO Electric Revenue                                                       6.000     06/01/04     1,695,792
               Nevada
     1,000     Nevada State General Obligation - Series 1994 A                                     5.400     07/15/04     1,027,470
               New Jersey
     1,000     New Jersey Health Care Facilities Financing Authority Revenue - Dover               7.000     07/01/03     1,126,630
               Medical Center - Series 1994
     1,500     New Jersey State General Obligation - Series 1992 D                                 5.400     02/15/03     1,557,285
               New Mexico
       100     New Mexico Educational Assistance Foundation - Student Loan Revenue -               6.300     12/01/02       105,869
               Series 1A
               New York
       445     Herkimer County, NY Industrial Development Agency Revenue - Burrows                 7.250     01/01/01       457,669
               Paper Recycling
     1,000     Nassau County, NY General Obligation - Improvement Revenue - Series P               6.300     11/01/03     1,093,390
       700     New York City General Obligation - Series 1995 F                                    6.375     02/15/06       717,094
       250     New York City General Obligation - Series A                                         7.750     08/15/09       275,918
               Ohio
     1,000     Columbus, OH Sewer Revenue - Series 1992                                            6.200     06/01/04     1,082,440
       500     Ohio State Full Faith and Credit General Obligation Infrastructure                  5.750     08/01/04       531,420
               Improvement Revenue - College Savings - Current Interest - Series 1995
     1,500     Ohio State Building Authority - Correctional Facilities - Series 1991               6.500     10/01/01     1,641,135
     1,000     Ohio State Building Authority Facilities - Administrative Building Fund             5.650     10/01/05     1,042,040
               Projects - Series 1994 A
       750     Ohio State Public Facilities Commission Higher Education - Capital Facilities -     5.400     11/01/06       773,782
               Series 1992 II-B
     1,000     Ohio State Public Facilities Commission Higher Education - Capital Facilities -     5.750     11/01/04     1,053,430
               Series II-B
     1,000     Ohio State Elementary and Secondary Education Capital Facilities Revenue -          5.800     06/01/03     1,064,410
               Series 1995 A
               Pennsylvania
       500     Allegheny County, PA Airport Revenue - Greater Pittsburgh International             5.500     01/01/04       510,600
               Airport - Series 1993C
       500     Philadelphia, PA Gas Works Revenue - Fourteenth Series                              7.000     07/01/02       547,785
               South Carolina
       250     Myrtle Beach, SC Public Facilities Corporation - Certificates of Participation -    6.750     07/01/02       263,768
               Convention Center Project - Series 1992
               South Dakota
       750     South Dakota Student Loan Finance Corporation Revenue - Series 1994 A               5.850     08/01/00       760,252
       120     South Dakota State Building Authority Revenue - Series 1992                         8.200     09/01/02       145,046
               Tennessee
       500     Clarksville, TN Hospital and Improvement Revenue - Clarksville Memorial             6.000     07/01/03       502,190
               Project - Series 1993
     1,000     Hamilton County, TN Industrial Board Lease Rental Revenue - City of                 5.750     09/01/05     1,040,760
               Chattanooga and County of Hamilton, Tennessee - Series 1994
       500     Metropolitan Nashville and Davidson County - Tennessee Industrial                   6.000     05/01/03       507,515
               Development Board Revenue - OSCO Treatment - Series 1993


Intermediate                                                                  5

               Statement of Investments in Securities and Net Assets                                                 May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
     Amount                                                                                        Face                    Market
     (000)     Description                                                                         Rate     Maturity**     Value
               Texas
       400     Brazos, TX Higher Education Authority - Student Loan Revenue - Series               6.200     12/01/02  $    418,520
               1993 A-1
               Virginia
     1,135     Virginia State Commonwealth Transportation Board - Transportation                   5.800     05/15/05     1,201,840
               Revenue - Northern Virginia Transportation District Program - Series 1995 A
               Washington
     1,500     Washington State General Obligation Refunding Revenue - Series 1991 R-92            6.500     09/01/04     1,627,005
               Wyoming
       200     Wyoming State Farm Loan Board Facilities Revenue - Series 1992                      6.100     10/01/06       209,395

               Total Investments in Securities - Municipal Bonds (cost $39,577,534) - 98.7%                              41,503,562

               Excess of Other Assets over Liabilities - 1.3%                                                               564,939

               Total Net Assets - 100.0%                                                                               $ 42,068,501


**Maturity date represents actual maturity or earlier put date.
See notes to financial statements.


6                                                                  Intermediate

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $39,577,534)                  $ 41,503,562
  Receivable for Fund shares sold                                       409,134
  Interest receivable                                                   682,309
  Other                                                                   5,334
    Total assets                                                     42,600,339
LIABILITIES:
  Bank borrowings (Note G)                                              255,871
  Payable for Fund shares reacquired                                     46,212
  Distributions payable                                                 175,382
  Accrued expenses                                                       42,982
  Other                                                                  11,391
    Total liabilities                                                   531,838
NET ASSETS:
Applicable to 4,088,387 shares of beneficial interest
issued and outstanding                                             $ 42,068,501
Net asset value per share                                          $      10.29


(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $  2,137,165
EXPENSES:
  Distribution fees (Note E)                                            149,957
  Investment advisory fees (Note E)                                     187,583
  Custody and accounting fees                                            45,600
  Transfer agent's fees                                                  31,055
  Registration fees                                                      19,214
  Legal fees                                                                548
  Audit fees                                                             12,532
  Reimbursement of organizational expenses (Note F)                       7,154
  Trustees' fees                                                            743
  Shareholder services fees (Note E)                                      6,080
  Other                                                                   3,096
  Advisory fees waived (Note E)                                        (187,583)
  Expense subsidy (Note E)                                              (71,839)
    Total expenses                                                      204,140
Net investment income                                                 1,933,025
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (1,050,609)
  Change in unrealized appreciation (depreciation) of investments     1,746,430
Net gain on investments                                                 695,821
Net increase in net assets resulting from operations               $  2,628,846

See notes to financial statements.


Intermediate                                                                   7

(SHIP GRAPHIC) Statements of Changes in Net Assets
====================================================================================================================================


                                                                                                    Year Ended           Year Ended
                                                                                                   May 31, 1995         May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                           $  1,933,025         $  1,441,699
  Net realized  loss on security transactions                                                       (1,050,609)            (537,684)
  Change in unrealized appreciation (depreciation) of investments                                    1,746,430             (332,955)
Net increase in net assets resulting from operations                                                 2,628,846              571,060
Distributions to shareholders:
  Dividends from net investment income                                                              (1,935,697)          (1,448,521)
  Distributions from net realized capital gains                                                                            (124,389)
  Distributions in excess of net realized capital gains                                                                     (32,833)
Net decrease in net assets from distributions to shareholders                                       (1,935,697)          (1,605,743)
Fund share transactions:
  Proceeds from shares sold                                                                         17,981,764           26,407,022
  Net asset value of shares issued in reinvestment of distributions                                  1,182,047              980,772
  Cost of shares reacquired                                                                        (13,679,012)          (9,433,709)
Net increase in net assets from Fund share transactions                                              5,484,799           17,954,085
Total increase in net assets                                                                         6,177,948           16,919,402
NET ASSETS:
  Beginning of year                                                                                 35,890,553           18,971,151
  End of year                                                                                     $ 42,068,501         $ 35,890,553
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                                 $ 41,762,900         $ 36,278,101
  Undistributed net investment income                                                                      699                3,371
  Accumulated net realized gain (loss) on security transactions                                     (1,621,126)            (570,517)
  Unrealized appreciation (depreciation) of investments                                              1,926,028              179,598

                                                                                                  $ 42,068,501         $ 35,890,553

See notes to financial statements.


8                                                                  Intermediate

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Intermediate Tax Exempt Fund is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on September 15, 1992. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:


Intermediate                                                                   9

Notes to Financial Statements
================================================================================

                                                    Year Ended     Year Ended
                                                   May 31, 1995   May 31, 1994
Shares sold                                          1,816,050     2,513,819
Shares issued in reinvestment
  of distributions                                     118,748        93,423
Shares reacquired                                   (1,379,633)     (907,834)
Net increase
  in shares outstanding                                555,165     1,699,408
Outstanding at beginning
  of year                                            3,533,222     1,833,814
Outstanding at end of year                           4,088,387     3,533,222

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $43,930,182 and $38,092,006, respectively.

         At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $1,926,028 of which $1,936,368 related to appreciated securities and $10,340 related to depreciated securities.

         At May 31,1995, the Fund has available a capital loss carryforward of approximately $1,621,100 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $187,583. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $13,935. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $171,100 for the year ended May 31, 1995, of which approximately $136,700 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($30,700) will be reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $7,154 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $155,932, with a weighted average annualized interest rate of 6.52%. At May 31, 1995, the Fund had $255,871 borrowings outstanding under the line of credit.

10                                                                  Intermediate

                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                       interest outstanding throughout the period.
====================================================================================================

                                                                                  Period From
                                                  Year Ended     Year Ended   September 15, 1992 to
                                                 May 31, 1995   May 31, 1994      May 31, 1993
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.16          $10.35           $9.70
Income from investment operations:
  Net investment income                               0.51            0.52            0.36
  Net realized and unrealized gain                    0.13           (0.13)           0.64
  (loss) on securities
Total from investment operations                      0.64            0.39            1.00
Less distributions:
  Dividends from net investment                      (0.51)          (0.52)          (0.35)
  income
  Distributions from net realized                                    (0.05)
  capital gains
  Distributions in excess of net                                     (0.01)
  realized capital gains
Total distributions                                  (0.51)          (0.58)          (0.35)
Net asset value, end of period                      $10.29          $10.16          $10.35
Total return(a)                                       6.63%           3.72%          14.06%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                          0.54%           0.40%           0.39%
    Net investment income                             5.15%           4.93%           4.98%
  Assuming no waivers and
  reimbursements:
    Expenses                                          1.24%           1.29%           1.59%
    Net investment income                             4.45%           4.04%           3.78%
Net assets at end of period (000's)                 $42,069         $35,891         $18,971
Portfolio turnover rate                             102.06%          69.14%         102.38%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge and are
   annualized where appropriate.


Intermediate                                                                 11

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP INTERMEDIATE
TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Intermediate Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Intermediate Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


12                                                                  Intermediate


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
$    1,175     Lawrence, KS Hospital Revenue - Lawrence Memorial Hospital - Series 1994            6.200%    07/01/14  $  1,186,280
       450     Lawrence, KS Hospital Revenue - Lawrence Memorial Hospital - Series 1994            6.200     07/01/19       450,896
       250     Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical and           6.250     07/01/24       262,610
               Environmental Control Facilities Financing Authority - Hospital Revenue -
               Hospital Auxilio Mutuo Obligated Group
     1,400     Wichita, KS Hospital Facilities Improvement Revenue - St. Francis Regional          6.250     10/01/10     1,492,582
               Medical Center, Incorporated - Series III-A-3
       250     Wichita, KS Hospital Facilities Improvement Revenue - St. Francis Regional          6.300     10/01/22       261,268
               Medical Center, Incorporated - Series III-B-3
     2,250     Wichita, KS Revenue - CSJ Health System - Series XXV                                7.200     10/01/15     2,385,652
       450     Wichita, KS Revenue - CSJ Health Systems - Series X                                 7.000     11/15/18       465,915

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
     1,000     Kansas City, KS Multifamily Housing Revenue - Rainbow Towers Project -              6.700     07/01/23     1,021,390
               FHA Insured Mortgage Loan - Series 1994
     1,000     Lenexa, KS Multifamily Housing Revenue - Barrington Park Apartments                 6.500     02/01/23     1,024,380
               Project - Series 1993A
       445     Lenexa, KS Multifamily Housing Revenue - Barrington Park Apartments                 6.300     02/01/09       459,244
               Project - Series 1993A
       475     Lenexa, KS Multifamily Housing Revenue - Barrington Park Apartments                 6.400     02/01/10       490,143
               Project - Series 1993A
     2,000     Lenexa, KS Multifamily Housing Revenue - Barrington Park Apartments                 6.450     02/01/18     2,056,220
               Project - Series 1993A
     1,000     Olathe, KS Multifamily Housing Revenue - Deerfield Apartments - Series              6.450     06/01/19     1,018,910
               1994 A
     1,500     Wichita, KS Multifamily Housing Revenue - The Shores Apartments Project -           6.700     04/01/19     1,581,015
               Series 1994
     2,000     Wichita, KS Multifamily Housing Revenue - The Shores Apartments Project -           6.800     04/01/24     2,111,400
               Series 1994

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       500     Hutchinson, KS Single Family Mortgage Revenue - Series 1992                         6.500     12/01/09       524,345
       725     Olathe-Labette County, KS Collateralized Single Family Mortgage Revenue -           7.800     02/01/25       802,938
               Series 1994 C-I
     2,540     Sedgwick County, KS Mortgage Loan Revenue - GNMA Collateralized                     7.875     12/01/21     2,712,898
               Local or Guaranteed Housing - Series 1989
     1,455     Sedgwick and Shawnee County, KS Collateralized Single Family Mortgage               8.125     05/01/24     1,632,685
               Refunding Revenue - Series 1994 A-III

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
     5,550     Clearwater, KS Pollution Control Refunding Revenue - Vulcan Materials               6.375     02/01/12     5,722,494
               Company - Series 1992
     1,000     Dodge City, KS Pollution Control Revenue - Excel Corporation Project -              6.625     05/01/05     1,092,220
               Series 1992
       650     Wichita, KS Airport Authority - Wichita Airport Hotel Associates - Series 1992      7.000     03/01/05       719,134


4                                                                        Kansas

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
$      275     Cowley County, KS Community College - Series 1992                                   7.000%    03/01/12  $    290,826
       145     Kansas State Development Finance Authority Revenue - Kansas Board of                6.350     03/01/09       150,772
               Regents Institutions Projects - Series 1992 G
       500     Kansas State Development Finance Authority Revenue - Department of                  6.000     02/01/09       517,275
               Corrections - El Dorado and Larned Projects - Series 1992 L
       455     Kansas State Development Finance Authority Revenue - Department of                  6.000     08/01/09       470,720
               Corrections - El Dorado and Larned Projects - Series 1992 L
       500     Kansas State Development Finance Authority Revenue - Department of                  6.000     02/01/11       514,315
               Corrections - El Dorado and Larned Projects - Series 1992 L
     1,050     Kansas State Development Finance Authority Revenue - Highway Patrol                 6.600     12/01/07     1,127,532
               Central Training Facility - Series 1992 T
       150     Leawood, KS Public Building Commission - Leawood City Hall - Series 1992            6.600     09/01/12       160,760

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
       650     Guam Airport Authority General Revenue - Series 1993 A                              6.700     10/01/23       667,459
       750     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.500     07/01/13       726,585
               Revenue - Series 1993 X
       900     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18       951,579
               Revenue - Series 1992 T

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
     1,500     Gardner, KS Electric Utility Revenue - Series 1992                                  7.000     11/01/09     1,608,960
     2,500     Kansas City, KS Utility System and Improvement Revenue - Series 1994                6.250     09/01/14     2,642,575
     2,900     Kansas City, KS Utility System and Improvement Revenue - Series 1994                6.375     09/01/23     3,065,532
       220     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17       224,719
     1,720     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24     1,779,994
       215     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.125     07/01/08       220,996
     5,000     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.000     07/01/16     5,011,650

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
     1,875     Johnson County, KS Water District Revenue Number 1 - Series A                       6.100     12/01/16     1,925,475
     3,000     Kansas State Development Finance Authority - Water Pollution Control                6.000     11/01/14     3,112,770
               Revenue - Series 1993 II
       350     Newton, KS Wastewater Treatment System - Series 1992                                7.125     03/01/12       377,664
       200     Olathe, KS Water and Sewer System Revenue - Johnson County - Series 1990            6.875     02/01/09       208,284
       200     Olathe, KS Water and Sewer System Revenue - Johnson County - Series 1990            6.875     08/01/09       208,284
       750     Salina, KS Water and Sewer Improvement Revenue                                      6.250     10/01/12       792,645

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
       170     Derby, KS General Obligation - Series II                                            6.500     12/01/12       176,506
       500     Douglas County, KS Unified School District Number 497 - Lawrence -                  6.000     09/01/15       512,020
               General Obligation School Building - Series 1995-A
       440     Jefferson County, KS Unified School District Number 340 - General                   6.350     09/01/14       462,224
               Obligation - Series 1994
     2,500     Johnson County, KS General Obligation - Internal Improvement Revenue -              6.125     09/01/12     2,598,875
               Series 1992A
       625     Johnson County, KS Unified School District Number 512 - Shawnee Mission -           6.000     10/01/09       639,019
               Series 1992 C


Kansas                                                                        5

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$      860     Lyon County, KS Unified School District Number 253 - General Obligation -           5.650%    10/01/11  $    867,293
               Emporia - Series 1993
       605     Lyon County, KS Unified School District Number 253 - General Obligation -           5.700     10/01/12       611,062
               Emporia - Series 1993
       800     Miami County, KS Unified School District Number 368 - Series 1992                   6.600     12/01/08       866,488
       250     Commonwealth of Puerto Rico Municipal Finance Agency - Series A                     8.250     07/01/08       280,762
     1,000     Sedgwick County, KS Unified School District Number 265 - General                    5.500     10/01/13     1,002,810
               Obligation School Building - Goddard - Series 1994
     1,220     Shawnee County, KS Unified School District Number 345 - Seaman - Series 1994        5.500     09/01/13     1,221,635
     1,000     Shawnee County, KS Unified School District Number 437 - Seaman - Series 1994        5.700     09/01/14     1,004,890
       350     Shawnee County, KS Unified School District Number 437 - Auburn-Washburn -           6.600     09/01/09       377,360
               Series 1992

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       355     Jackson County, KS General Obligation - Unified School District Number              6.600     10/01/12       398,434
               336 - Holton
       380     Jackson County, KS General Obligation - Unified School District Number              6.650     10/01/13       427,785
               336 - Denison-Holton - Series 1992
     3,240     Johnson County, KS Residual Revenue - Series 1992                                   0.000     05/01/12     1,161,670
     1,000     Kansas City, KS Single Family Mortgage Revenue - Verex - Series 1983 A              0.000     12/01/14       306,600
       350     Kansas State Department of Transportation - Highway Revenue - Series 1992           6.500     03/01/12       389,652
        80     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18        90,619
               Revenue - Series 1992 T
       600     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             7.000     07/01/19       654,390
               Education and Health Facilities - Series J
       530     Commonwealth of Puerto Rico Electric Power Authority - Series M                     8.000     07/01/08       595,534
     2,095     Reno/Sedgwick/Finney County, KS Single Family Mortgage Revenue -                    0.000     04/01/16       592,487
               Series 1984 A

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
       325     Hays, KS Sales Tax Revenue - Series 1992                                            6.875     09/01/12       340,431
     4,450     Kansas State Department of Transportation - Highway Revenue - Series 1992A          6.000     09/01/12     4,592,934
       100     Commonwealth of Puerto Rico Infrastructure Financing Authority - Series A           7.750     07/01/08       110,546

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       235     Commonwealth of Puerto Rico - General Obligation - Series 1992 A                    6.000     07/01/22       236,288
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1992 A                    6.000     07/01/14     1,006,880
     1,500     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     1,563,855
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23     1,057,420
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     1,078,560
     1,000     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             5.750     07/01/16     1,008,300
               Education and Health Facilities - Series 1993 L

               Total Investments in Securities - Municipal Bonds (cost $78,805,716) - 98.5%                              82,465,319

               Excess of Other Assets over Liabilities - 1.5%                                                             1,217,966

               Total Net Assets - 100.0%                                                                                $83,683,285

See notes to financial statements.


6                                                                        Kansas

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $78,805,716)                    $82,465,319
  Receivable for investments sold                                        100,000
  Receivable for Fund shares sold                                         96,483
  Interest receivable                                                  1,515,936
  Other                                                                    9,301
    Total assets                                                      84,187,039
LIABILITIES:
  Bank borrowings (Note G)                                                67,912
  Payable for Fund shares reacquired                                      23,283
  Distributions payable                                                  385,005
  Accrued expenses                                                        27,554
    Total liabilities                                                    503,754
NET ASSETS:
Applicable to 8,358,047 shares of beneficial interest
  issued and outstanding                                             $83,683,285
Net asset value per share                                            $     10.01


(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $ 5,022,078
EXPENSES:
  Distribution fees (Note E)                                            323,268
  Investment advisory fees (Note E)                                     404,085
  Custody and accounting fees                                            67,345
  Transfer agent's fees                                                  42,600
  Registration fees                                                       6,859
  Legal fees                                                              1,278
  Audit fees                                                             14,600
  Reimbursement of organizational expenses (Note F)                       8,578
  Trustees' fees                                                          1,525
  Shareholder services fees (Note E)                                     10,640
  Other                                                                   5,547
  Distribution and advisory fees waived (Note E)                       (432,183)
  Expense subsidy (Note E)                                              (13,950)
    Total expenses                                                      440,192
Net investment income                                                 4,581,886
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (3,110,652)
  Change in unrealized appreciation (depreciation)
    of investments                                                    4,329,711
Net gain on investments                                               1,219,059
Net increase in net assets resulting from operations                $ 5,800,945

See notes to financial statements.

Kansas                                                                        7

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                     Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS                   May 31, 1995    May 31, 1994
Operations:
  Net investment income                            $  4,581,886    $  4,565,924
  Net realized loss on security transactions         (3,110,652)     (1,873,595)
  Change in unrealized appreciation
    (depreciation) of investments                     4,329,711      (2,838,065)
Net increase (decrease) in net assets
  resulting from operations                           5,800,945        (145,736)
Distributions to shareholders:
  Dividends from net investment income               (4,609,298)     (4,591,984)
  Distributions from net realized capital gains                        (146,571)
  Distributions in excess of net realized
    capital gains                                                      (443,625)
Net decrease in net assets from
  distributions to shareholders                      (4,609,298)     (5,182,180)
Fund share transactions:
  Proceeds from shares sold                          17,915,184      52,069,646
  Net asset value of shares issued in
    reinvestment of distributions                     2,474,272       3,181,090
  Cost of shares reacquired                         (17,957,660)    (32,448,444)
Net increase in net assets from Fund
  share transactions                                  2,431,796      22,802,292
Total increase in net assets                          3,623,443      17,474,376
NET ASSETS:
  Beginning of year                                  80,059,842      62,585,466
  End of year                                      $ 83,683,285    $ 80,059,842
NET ASSETS CONSIST OF:
  Paid-in surplus                                  $ 85,451,554    $ 83,047,170
  Accumulated net realized gain (loss)
    on security transactions                         (5,427,872)     (2,317,220)
  Unrealized appreciation (depreciation)
    of investments                                    3,659,603        (670,108)
                                                   $ 83,683,285    $ 80,059,842

See notes to financial statements.


8                                                                        Kansas

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Kansas Triple Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on January 9, 1992. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

Kansas                                                                        9

Notes to Financial Statements
================================================================================

                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994

    Shares sold                                  1,847,956        4,934,027
    Shares issued in reinvestment
      of distributions                             257,537          301,890
    Shares reacquired                           (1,894,256)      (3,118,459)
    Net increase in shares
      outstanding                                  211,237        2,117,458
    Outstanding at beginning
      of year                                    8,146,810        6,029,352
    Outstanding at end of year                   8,358,047        8,146,810

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $58,001,429 and $57,109,388, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $3,659,603 all of which related to appreciated securities.

        At May 31, 1995, the Fund has available a capital loss carryforward of approximately $5,427,900 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $404,085. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. During the year ended May 31, 1995, the Distributor, at its discretion, permanently waived distribution fees of $28,098. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $384,000 for the year ended May 31, 1995, of which approximately $332,900 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($42,757) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $17,156 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $4 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $109,656, with a weighted average annualized interest rate of 6.17%. At May 31, 1995, the Fund had $67,912 borrowings outstanding under the line of credit.
10                                                                       Kansas

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================
                                                                                                                    Period From
                                                           Year Ended          Year Ended          Year Ended   January 9, 1992 to
Class A                                                   May 31, 1995        May 31, 1994        May 31, 1993     May 31, 1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.83              $10.38               $9.65            $9.58
Income from investment operations:
  Net investment income                                        0.55                0.56                0.58             0.19
  Net realized and unrealized gain                             0.18               (0.47)               0.73             0.07
  (loss) on securities
Total from investment operations                               0.73                0.09                1.31             0.26
Less distributions:
  Dividends from net investment                               (0.55)              (0.57)              (0.58)           (0.19)
  income
  Distributions from net realized                                                 (0.02)
  capital gains
  Distributions in excess of net                                                  (0.05)
  realized capital gains
Total distributions                                           (0.55)              (0.64)              (0.58)           (0.19)
Net asset value, end of period                               $10.01               $9.83              $10.38            $9.65
Total return(a)                                                7.80%               0.62%              14.15%            5.95%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                                   0.54%               0.26%               0.11%            0.40%
    Net investment income                                      5.67%               5.37%               5.74%            5.11%
  Assuming no waivers and
  reimbursements:
    Expenses                                                   1.10%               1.06%               1.22%            2.01%
    Net investment income                                      5.11%               4.57%               4.63%            3.50%
Net assets at end of period (000's)                          $83,683             $80,060             $62,585           $9,552
Portfolio turnover rate                                       71.50%              93.45%              55.70%           59.26%

(a) The total returns shown do not
    include the effect of
    applicable front-end sales
    charge and are annualized where
    appropriate.

Kansas                                                                       11

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP KANSAS
TRIPLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Kansas Triple Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Kansas Triple Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


12                                                                       Kansas

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Education
               ---------------------------------------------------------------------------------------------------------------------
$    1,000     Kentucky State University Educational Buildings - Series G                          6.250%    05/01/10  $  1,062,550
     1,000     Kentucky State University Consolidated Education - Series G                         6.250     05/01/11     1,058,070
     3,195     Lexington-Fayette Urban County Government - University of Kentucky                  6.750     11/01/17     3,533,606
               Alumni Association Incorporation Project - Series 1994
     4,320     Lexington-Fayette Urban County Government - University of Kentucky                  6.750     11/01/24     4,777,834
               Alumni Association Incorporation Project - Series 1994
     1,410     Morgan County, KY School District - School Building Revenue - Series 1994           6.000     09/01/14     1,434,830
       700     Northern Kentucky University Revenue - Consolidated Educational Buildings           7.000     05/01/10       774,907
       525     Western Kentucky University Revenue                                                 6.100     05/01/10       537,148
       560     Western Kentucky University Revenue                                                 6.100     05/01/11       571,598
       600     Western Kentucky University Revenue                                                 6.100     05/01/12       610,482

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
       715     Jefferson County, KY First Mortgage Revenue - Christian Church Homes -              6.125     11/15/13       662,533
               Series 1994
     3,235     Jefferson County, KY First Mortgage Revenue - Christian Church Homes -              6.125     11/15/18     2,907,553
               Series 1994
     1,240     Jefferson County, KY First Mortgage Revenue - Christian Church Homes -              6.000     11/15/09     1,182,390
               Series 1994

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
     3,300     Daviess County, KY Hospital Revenue - Owensboro Daviess County                      6.250     08/01/22     3,423,123
               Hospital - Series 1992 A
     3,455     Floyd County, KY Hospital Revenue - Highlands Hospital Corporation                  7.500     08/01/10     3,696,504
     4,000     Hopkins County, KY Hospital Revenue - Trover Clinic                                 6.625     11/15/11     4,329,840
     1,190     Jefferson County, KY Health Facilities Revenue - Jewish Hospital Health             6.500     05/01/15     1,273,800
               Care Services
    12,785     Jefferson County, KY Health Facilities Revenue - Jewish Hospital Health             6.550     05/01/22    13,627,659
               Care Services
     7,800     Jefferson County, KY Insured Hospital Revenue - Alliant Health System,              6.436     10/23/14     8,209,734
               Incorporated - Series 1992
       900     Kentucky Development Finance Authority Hospital Revenue - Ashland                   9.750     08/01/05     1,018,575
               Kings Daughters Hospital
     3,000     Kentucky Development Finance Authority Hospital Revenue - St. Luke                  7.500     10/01/12     3,199,020
               Hospital
     1,750     Kentucky Development Finance Authority Hospital Revenue - Sisters of                7.375     11/01/16     1,892,415
               Charity - Nazareth Health Corporation
       500     Kentucky Development Finance Authority Hospital Revenue - Sisters of                6.250     11/01/19       489,550
               Charity - Nazareth Health Corporation
     2,400     Kentucky Development Finance Authority Hospital Revenue - Sisters of                6.250     11/01/19     2,455,464
               Charity - Nazareth Health Corporation
       500     Kentucky Development Finance Authority Hospital Revenue - Sisters of                7.375     11/01/16       555,410
               Charity - Nazareth Health Corporation
       500     Kentucky Development Finance Authority Hospital Revenue - Bowling                   7.250     12/01/15       544,605
               Green Hospital
     2,000     Kentucky Development Finance Authority Hospital Revenue - St. Luke                  7.000     10/01/11     2,216,340
               Hospital


4                                                                      Kentucky

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    9,070     Kentucky Development Finance Authority Hospital Revenue - St. Luke                  7.000%    10/01/21  $ 10,030,241
               Hospital
     1,000     Kentucky Development Finance Authority Hospital Revenue - St. Elizabeth             6.000     11/01/10     1,027,760
               Medical Center
       610     Kentucky Development Finance Authority Hospital Revenue - King                      9.750     08/01/11       690,368
               Daughter
     1,660     Kentucky Economic Development Finance Authority Medical Center                      6.125     02/01/12     1,741,904
               Improvement Revenue - Ashland Hospital - Series 1993A
     5,000     Kentucky Economic Development Finance Authority Hospital Facilities                 6.000     12/01/22     5,114,800
               Revenue - St. Elizabeth Medical Center - Series 1993A
     4,000     Kentucky Economic Development Finance Authority Hospital Facilities                 5.000     08/15/24     3,593,120
               Revenue - Baptist Health Care System  - Series 1994
     3,200     Lexington-Fayette Urban County Government - Kentucky Residential                    7.750     05/15/15     3,531,680
               Facilities Revenue - USHCSO Richmond Place Project
     2,435     McCracken County, KY Hospital Facilities Revenue - Mercy Health System -            6.300     11/01/06     2,630,579
               Series 1994 A
     1,750     Winchester, KY Hospital Revenue - Clark County Hospital Project                     7.750     04/01/13     1,834,298

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
     2,500     Greater Kentucky Housing Assistance Corporation - Multifamily Mortgage              6.250     07/01/24     2,535,950
               Revenue - FHA Insured Section 8 Assisted Project - Series 1993
     1,000     Greater Kentucky Housing Assistance Corporation - Multifamily Revenue               7.125     01/01/24     1,051,150

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
       685     Kentucky Housing Corporation Revenue - Series A                                     7.625     01/01/09       712,448
     2,790     Kentucky Housing Corporation Revenue - Series C                                     7.900     01/01/21     2,959,520
     3,080     Kentucky Housing Corporation Revenue - Series B                                     7.800     01/01/21     3,248,876
     1,000     Kentucky Housing Corporation Revenue - Series 1992 B                                6.625     07/01/14     1,042,500
       500     Kentucky Housing Corporation Revenue - Series 1991 C                                6.600     01/01/11       523,450
     1,000     Kentucky Housing Corporation Revenue - Series 1991 C                                6.650     01/01/17     1,042,350
     1,000     Kentucky Housing Corporation Single Family Mortgage Revenue - Series                6.500     07/01/17     1,033,930
               1994 A
     2,350     Kentucky Housing Corporation Revenue - Housing - Federally Insured or               6.400     01/01/17     2,413,638
               Guaranteed Mortgage Loans - Series 1994 C
     2,000     Kentucky Housing Corporation Revenue - Housing - Federally Insured or               6.625     07/01/26     2,059,360
               Guaranteed Mortgage Loans - Series 1995 B

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
     5,000     Ashland, KY Pollution Control Revenue - Ashland Oil Inc. - Series 1992              6.650     08/01/09     5,155,000
     8,000     Ashland, KY Sewage and Solid Waste Revenue - Ashland Oil Inc. - Series 1995         7.125     02/01/22     8,363,520
     4,360     Ashland, KY Solid Waste Revenue - Ashland Oil Inc.                                   7.200     10/01/20     4,544,951
     6,985     Boone County, KY Pollution Control Revenue - Dayton Power and Light                 6.500     11/15/22     7,213,689
               Company - Series 1992 A
    13,000     Boone County, KY Pollution Control Revenue - Cincinnati Gas and Electric -          5.500     01/01/24    12,634,440
               Series 1994 A
     3,500     Carroll County, KY Pollution Control Revenue - Kentucky Utilities                   6.250     02/01/18     3,579,450
               Company - Series 1992 B


Kentucky                                                                      5

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$   12,600     Carroll County, KY Solid Waste Disposal Facilities Revenue - Kentucky               5.750%    12/01/23  $ 12,272,904
               Utility Company Project - Series 1993 A
     5,000     Henderson County, KY Solid Waste Disposal Revenue - MacMillan Bloedel               7.000     03/01/25     5,248,650
               Project - Series 1995
       300     Jefferson County, KY Pollution Control Revenue - Louisville Gas and                 9.250     07/01/15       307,206
               Electric Company
     1,000     Jefferson County, KY Pollution Control Revenue - Louisville Gas and                 7.450     06/15/15     1,098,150
               Electric Company
     1,000     Jefferson County, KY Pollution Control Revenue - Du Pont Nemours                    6.300     07/01/12     1,038,800
               Company - Series 1982 A
     7,750     Jefferson County, KY Pollution Control Revenue - Louisville Gas and                 5.625     08/15/19     7,495,645
               Electric Company - Series 1993 B
     1,000     Jefferson County, KY Pollution Control Revenue - Louisville Gas and                 5.450     10/15/20       942,330
               Electric Company - Series 1993 B
     1,750     Jefferson County, KY Pollution Control Revenue - Louisville Gas and                 5.900     04/15/23     1,757,245
               Electric Company - Series 1995 A
     1,500     Maysville, KY Industrial Development Revenue - Crystal Tissue Project               8.000     02/01/09     1,582,635
     1,250     Mercer County, KY Collateralized Pollution Control Revenue - Kentucky               6.250     02/01/18     1,272,425
               Utilities Company Project - Series 1992 A
     1,500     Nicholasville, KY Industrial Development Revenue - Hoover Project                   8.000     09/01/04     1,583,610
     3,750     Perry County, KY Solid Waste Disposal Revenue - TJ International - Series 1994      7.000     06/01/24     3,784,275
     3,880     Trimble County, KY Pollution Control Revenue - Louisville Gas and Electric          6.550     11/01/20     4,043,076
               Company - Series 1990 B
     4,795     Trimble County, KY Pollution Control Revenue - Louisville Gas and Electric          7.625     11/01/20     5,328,492
               Company - Series 1990 A

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
       430     Bardstown, KY Independent School District - School Building Revenue -               6.375     05/01/17       450,068
               Series 1992
       725     Bell County, KY School District Finance Corporation                                 6.875     09/01/11       780,571
     1,000     Boone County, KY School District Finance Corporation - Building Revenue -           6.750     09/01/11     1,081,640
               Series C
     1,215     Boone County, KY School District Finance Corporation - Building Revenue -           6.125     12/01/17     1,247,027
               Series 1992
       615     Boone County, KY School District Finance Corporation - Building Revenue -           6.000     02/01/18       624,108
               Series 1993A
     1,595     Bowling Green, KY Municipal Projects Corporation - Lease Revenue - Series 1994      6.500     12/01/14     1,709,920
       565     Christian County, KY School District Finance Corporation - Building Revenue         6.750     06/01/10       601,668
       600     Christian County, KY School District Finance Corporation - Building Revenue         6.750     06/01/11       637,992
     1,000     Covington, KY Municipal Properties Corporation Revenue                              8.250     08/01/10     1,126,340
       505     Daviess County, KY School Building Finance Corporation District Revenue -           5.800     05/01/11       508,323
               Series 1994
       535     Daviess County, KY School Building Finance Corporation District Revenue -           5.800     05/01/12       537,183
               Series 1994
       570     Daviess County, KY School Building Finance Corporation District Revenue -           5.800     05/01/13       570,906
               Series 1994
       600     Daviess County, KY School Building Finance Corporation District Revenue -           5.800     05/01/14       599,280
               Series 1994


6                                                                      Kentucky

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    1,645     Edgewood, KY Public Properties                                                      6.700%    12/01/21  $  1,762,634
       100     Florence, KY Public Properties Corporation Revenue - Recreational Facilities        7.000     03/01/10       108,715
       320     Florence, KY Public Properties Corporation Revenue - Recreational Facilities        7.000     03/01/14       342,323
       345     Florence, KY Public Properties Corporation Revenue - Recreational Facilities        7.000     03/01/15       368,194
       360     Florence, KY Public Properties Corporation Revenue - Recreational Facilities        7.000     03/01/16       384,019
     1,200*    Floyd County, KY School District Finance Corporation - School Building              5.500     05/01/15     1,144,128
               Revenue - Series 1995
       360     Glasgow, KY Independent School District Finance Corporation - Series 1992           6.100     05/01/10       371,027
       385     Glasgow, KY Independent School District Finance Corporation - Series 1992           6.100     05/01/11       395,818
       405     Glasgow, KY Independent School District Finance Corporation - Series 1992           6.100     05/01/12       415,356
       525     Hardin County, KY Buildings Commission Revenue - Detention Facility                 6.200     12/01/11       550,384
               Project - Series 1994
     1,775     Hardin County, KY Buildings Commission Revenue - Detention Facility                 6.250     12/01/14     1,852,727
               Project - Series 1994
       265     Hardin County, KY School District Finance Corporation - Building Revenue            6.800     06/01/08       287,432
       300     Hardin County, KY School District Finance Corporation - Building Revenue            6.800     06/01/10       322,359
     1,250     Jefferson County, KY Economic Development Corporation - Lease Revenue               7.750     07/01/16     1,310,325
       340     Jefferson County, KY School District Finance Corporation - Building Revenue         6.750     08/01/08       369,335
       365     Jefferson County, KY School District Finance Corporation - Building Revenue         6.750     08/01/09       396,492
     1,728     Jefferson County, KY Equipment Lease Purchase Revenue - Energy Systems              9.000     06/01/03     1,776,628
               Project
       316     Jefferson County, KY Equipment Lease Purchase Revenue - Energy Systems              9.500     06/01/03       324,795
               Project
     2,500     Jefferson County, KY Capital Projects Corporation Revenue - Municipal               0.000     08/15/08       989,675
               Lease - Series B
       510     Jessamine County, KY School District Finance Corporation - Building Revenue         6.750     06/01/10       549,438
       545     Jessamine County, KY School District Finance Corporation - Building Revenue         6.750     06/01/11       586,273
     2,500     Jessamine County, KY School District Finance Corporation - Building                 6.125     06/01/19     2,562,950
               Revenue - Series 1994
     1,290     Kenton County, KY Public Parks Corporation Revenue                                  7.000     03/01/08     1,388,169
     1,070     Kenton County, KY Public Parks Corporation Revenue                                  7.100     03/01/10     1,150,742
       815     Kenton County, KY School District Finance Corporation - Building Revenue            6.800     12/01/11       871,227
       560     Kentucky Infrastructure Authority Revenue - Revolving Fund - Series D               7.200     06/01/11       609,885
       500     Kentucky Infrastructure Authority Revenue - Revolving Fund - Series E               6.500     06/01/11       530,690
       875     Kentucky Infrastructure Authority Revenue - Revolving Fund - Series H               6.500     06/01/12       898,958
       400     Kentucky State Property and Buildings Commission Revenue - Project Number 40        6.875     11/01/07       438,676
       250     Kentucky State Property and Buildings Commission Revenue - Project Number 53        6.625     10/01/07       273,675
     2,075     Kentucky State Property and Buildings Commission Revenue - Project                  6.000     09/01/14     2,079,814
               Number 56 - Series 1994
     1,000     Kentucky State Turnpike Authority - Economic Development Road Revenue -             5.625     07/01/15       998,150
               Revitalization Project - Series 1995
       700     Kentucky State Turnpike Authority Resource Recovery - Road Revenue - Series A       6.000     07/01/09       700,728
       500     Kentucky State Turnpike Authority Resource Recovery - Road Revenue - Series A       5.000     07/01/08       485,940
       250     Laurel County, KY School District Finance Corporation - Building Revenue            7.000     03/01/10       268,695
     1,000     Lawrence County, KY School District Finance Corporation - School Building           6.750     11/01/14     1,104,420
               Revenue - Series 1994
     2,600     Lexington, KY Center Corporation Refunding and Improvement Mortgage                 0.000     10/01/11       985,270
               Revenue - Series 1993 A


Kentucky                                                                      7

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    2,550     Lexington, KY Center Corporation Refunding and Improvement Mortgage                 0.000%    10/01/12  $    905,990
               Revenue - Series 1993 A
       390     Lincoln County, KY School District Finance Corporation - Series 1992                6.200     05/01/10       407,878
       410     Lincoln County, KY School District Finance Corporation - Series 1992                6.200     05/01/11       428,073
       435     Lincoln County, KY School District Finance Corporation - Series 1992                6.200     05/01/12       452,674
     6,165     Louisville, KY Airport Lease Revenue - Series A                                     7.875     02/01/19     6,872,927
       305     Montgomery County, KY School District Finance Corporation - Building Revenue        6.800     06/01/09       327,491
       325     Montgomery County, KY School District Finance Corporation - Building Revenue        6.800     06/01/10       347,250
       350     Montgomery County, KY School District Finance Corporation - Building Revenue        6.800     06/01/11       373,408
    10,500     Mt. Sterling, KY League of Cities Funding Trust Lease Program Revenue -             6.200     03/01/18    10,544,415
               Series 1993 B
     2,000     Northern Kentucky University Certificates of Participation - Student Housing        7.250     01/01/12     2,228,500
               Facilities
     9,960     Pendleton County, KY Multi-County Lease Revenue Program - Series 1993 A             6.500     03/01/19    10,204,120
     1,230     Perry County, KY School Building Revenue - School District Finance                  6.250     07/01/11     1,290,946
               Corporation - Series 1992
       410     Powell County, KY School Building Revenue                                           7.600     06/01/07       437,294
       150     Whitley County, KY Public Properties Corporation Revenue - Series A                 9.000     05/01/98       165,518
       160     Whitley County, KY Public Properties Corporation Revenue - Series A                 9.000     05/01/99       176,522
       170     Whitley County, KY Public Properties Corporation Revenue - Series A                 9.000     05/01/00       187,554

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
       500     Louisville, KY Parking Authority of River City Mortgage Revenue                     9.125     12/01/07       527,825
       625     Louisville, KY Parking Authority of River City Mortgage Revenue                     9.250     12/01/15       660,200
     2,790     Louisville, KY Parking Authority of River City Mortgage Revenue                     6.875     12/01/20     3,002,096

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
     7,250     Kenton County, KY Airport Revenue - Cincinnati/Northern Kentucky                    6.300     03/01/15     7,455,175
               International Airport - Series 1992 A
     1,000     Kenton County, KY Airport Revenue - Cincinnati/Northern Kentucky                    5.750     03/01/15       982,530
               International Airport - Series 1993 B
     1,320     Kenton County, KY Airport Revenue - Cincinnati/Northern Kentucky                    8.750     03/01/15     1,444,872
               International Airport - Series 1987
     2,550     Louisville and Jefferson County, KY Regional Airport Authority System               5.600     07/01/13     2,518,482
               Revenue - Series 1993 A
     2,000     Louisville and Jefferson County, KY Regional Airport Authority System               5.500     07/01/23     1,919,840
               Revenue - Series 1993 C
     1,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.000     07/01/20     1,002,530
               Revenue - Series Q

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
     7,100     Owensboro, KY Electric Light and Power System Revenue - Series 1991 B               0.000     01/01/11     2,864,637
     6,475     Owensboro, KY Electric Light and Power System Revenue - Series 1991 B               0.000     01/01/12     2,452,795
     5,000     Owensboro, KY Electric Light and Power System Revenue - Series 1991 B               0.000     01/01/17     1,381,250
     8,000     Owensboro, KY Electric Light and Power System Revenue - Series 1991 B               0.000     01/01/18     2,073,040
     4,100     Owensboro, KY Electric Light and Power System Revenue - Series 1991B                0.000     01/01/19       998,473
     4,725     Owensboro, KY Electric Light and Power System Revenue - Series 1991B                0.000     01/01/20     1,078,623
       650     Commonwealth of Puerto Rico Electric Power Authority - Series O                     7.000     07/01/11       708,084


8                                                                      Kentucky

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    6,515     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250%    07/01/17  $  6,654,747
     5,000     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.000     07/01/16     5,011,650

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
       965     Campbell and Kenton Counties, KY Sanitation District Revenue - Series A             7.700     08/15/04     1,047,401
       500     Campbell and Kenton Counties, KY Sanitation District Revenue - Series A             7.750     08/15/05       546,575
       625     Danville, KY Multi-City Lease Revenue - Sewer System                                6.875     12/01/10       673,556
     1,750     Henderson, KY Water and Sewer Revenue - Series 1994 A                               6.100     11/01/14     1,813,788
     1,700     Kenton County, KY Water District Number 1 Waterworks Revenue - Series 1992          6.375     02/01/12     1,820,411
     1,000     Kenton County, KY Water District Number 1 Waterworks Revenue - Series 1992          6.375     02/01/17     1,063,300
     1,530     Kenton County, KY Water District Number 1 Waterworks Revenue - Series 1992B         6.000     02/01/17     1,601,099
       500     Kentucky Infrastructure Authority Revenue - Governmental Agencies - Series D        6.000     08/01/11       507,915
     1,000     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   5.750     08/01/18       997,350
               Program - Series 1993 E
     5,000     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   5.375     02/01/18     4,688,500
               Program - Series 1993 F
       440     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   6.300     06/01/10       462,326
               Program - Series 1995 G
       360     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   6.350     06/01/11       378,857
               Program - Series 1995 G
       600     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   6.375     06/01/14       632,718
               Program - Series 1995 G
       420     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   6.300     08/01/10       441,479
               Program - Series 1995 G
       445     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   6.350     08/01/11       468,492
               Program - Series 1995 G
       825     Kentucky Infrastructure Authority Revenue - Governmental Agencies                   6.375     08/01/14       874,046
               Program - Series 1995 G
       405     Kentucky Infrastructure Authority Revenue - Governmental Agencies - Series          7.800     08/01/08       444,091
               1989 A
       830     Lexington-Fayette Urban County Government - Kentucky Sewer System Revenue           7.600     07/01/07       913,739
       900     Lexington-Fayette Urban County Government - Kentucky Sewer System Revenue           7.600     07/01/08       990,801
     2,000     Louisville and Jefferson County, KY Metropolitan Sewer District Revenue -           5.500     05/15/21     1,975,400
               Sewer and Drainage System - Series 1993B
     1,050     Louisville and Jefferson County, KY Metropolitan Sewer District Revenue -           5.500     05/15/23     1,036,676
               Sewer and Drainage System - Series 1993B
     2,720     Louisville and Jefferson County, KY Metropolitan Sewer District Revenue -           6.750     05/15/19     3,006,960
               Sewer and Drainage System - Series 1994A
     2,070     Louisville and Jefferson County, KY Metropolitan Sewer District Revenue -           6.500     05/15/24     2,227,713
               Sewer and Drainage System - Series 1994A
     2,500     Louisville and Jefferson County, KY Metropolitan Sewer District Revenue -           6.750     05/15/25     2,740,375
               Sewer and Drainage System - Series 1994A
       500     Paducah, KY Waterworks Revenue                                                      6.700     07/01/09       547,085
       500     Richmond, KY Water, Gas and Sewer Revenue - Series B                                7.400     07/01/15       548,050


Kentucky                                                                      9

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
$    1,005     Casey County, KY School District Finance Corporation - School Building              5.750%    03/01/15  $  1,013,191
               Revenue - Series 1995
     1,070     Fleming County, KY School District Finance Corporation - School Building            5.875     03/01/15     1,099,275
               Revenue - Series 1995
     3,465     Hopkins County, KY School District Finance Corporation - School Building            6.200     06/01/19     3,553,808
               Revenue - Series 1994
       500     Rockcastle County, KY School District Financing Corporation - School                5.700     04/01/16       484,555
               Building Revenue - Series 1993
       530     Rockcastle County, KY School District Financing Corporation - School                5.700     04/01/17       511,985
               Building Revenue - Series 1993
       560     Rockcastle County, KY School District Financing Corporation - School                5.700     04/01/18       539,207
               Building Revenue - Series 1993

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
     1,470     Daviess County, KY Hospital Revenue - Mercy Health Care System                      7.625     01/01/15     1,612,281
     3,000     Hardin County, KY Hospital Revenue - Hardin Memorial Hospital                       7.875     10/01/14     3,397,500
    17,000     Jefferson County, KY Capital Projects Corporation Revenue - Municipal               0.000     08/15/19     3,162,000
               Lease - Series B
     1,750     Jefferson County, KY Hospital Revenue - NKC Hospitals Incorporated                  7.750     10/01/14     1,914,202
       680     Kenton County, KY Airport Revenue - Cincinnati/Northern Kentucky                    8.750     03/01/15       742,302
               International Airport - Series 1987
       990     Kentucky Development Finance Authority Hospital Revenue - King Daughter             9.750     08/01/11     1,135,609
     1,000     Kentucky Development Finance Authority Revenue - Sisters of Charity -               9.500     11/01/13     1,042,640
               Nazareth Health Corporation
     2,795     Kentucky Infrastructure Authority Revenue - Community Loan Program -                7.850     09/01/18     3,132,273
               Series B
     1,595     Kentucky Infrastructure Authority Revenue - Governmental Agencies - Series          7.800     08/01/08     1,814,073
               1989 A
       985     Kentucky Local Correctional Facilities Construction Authority Revenue               7.000     11/01/14     1,062,027
       250     Kentucky State Property and Buildings Commission Revenue - Project                  7.875     12/01/05       259,775
               Number 29
     2,200     Kentucky State Property and Buildings Commission Revenue - Project                  8.000     08/01/08     2,466,376
               Number 48
     1,900     Kentucky State Property and Buildings Commission Revenue - Project                  7.375     06/01/09     2,151,389
               Number 49
     5,015     Kentucky State Turnpike Authority - Economic Development Road Revenue -             7.250     05/15/10     5,657,823
               Revitalization Project
       425     Lexington-Fayette Urban County Government - Public Facilities Corporation -         7.600     07/01/07       471,223
               Mortgage Revenue
       250     Muhlenberg County, KY School District Financing Corporation Building Revenue        7.875     08/01/13       281,930
     1,225     Murray State University - Kentucky Revenue - Series G                               8.000     05/01/07     1,366,880
       955     Trimble County, KY Pollution Control Revenue - Louisville Gas and Electric          7.625     11/01/20     1,107,046
               Company - Series 1990 A
     1,840     Western Kentucky University Revenue                                                 7.400     12/01/09     2,116,515
     1,990     Western Kentucky University Revenue                                                 7.400     12/01/10     2,289,057
     1,040     Western Kentucky University Revenue                                                 7.400     05/01/10     1,194,419
     1,210     Woodford County, KY Public Properties Revenue - Series A                            8.200     11/01/17     1,348,712


10                                                                     Kentucky

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
$      500     Commonwealth of Puerto Rico Infrastructure Financing Authority - Series A           7.750%    07/01/08  $    552,730

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       800     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue - Series A         7.900     07/01/07       891,208
       200     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue - Series A         7.875     07/01/17       222,660
     1,900     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue - Series A         7.000     07/01/19     2,040,505

               Student Loan Revenue Bonds
               ---------------------------------------------------------------------------------------------------------------------
     1,960     Kentucky Higher Education Student Loan Corporation Revenue - Series B               6.800     06/01/03     2,115,252

               Total Investments in Securities - Municipal Bonds (cost $384,529,948) - 99.4%                            407,827,587

               Excess of Other Assets over Liabilities - 0.6%                                                             2,460,660

               Total Net Assets - 100.0%                                                                               $410,288,247

*Securities purchased on a "when issued" basis.
See notes to financial statements.


Kentucky                                                                     11

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================


ASSETS:
  Investments, at market value (cost $384,529,948)                 $407,827,587
  Cash                                                                  878,295
  Receivable for Fund shares sold                                     1,077,528
  Interest receivable                                                 6,889,677
  Other                                                                  28,461
    Total assets                                                    416,701,548
LIABILITIES:
  Payable for investments purchased                                   3,697,412
  Payable for Fund shares reacquired                                    496,177
  Distributions payable                                               1,943,364
  Accrued expenses                                                      276,348
    Total liabilities                                                 6,413,301
NET ASSETS                                                         $410,288,247
  Class A:
  Applicable to 35,880,604 shares of beneficial
  interest issued and outstanding                                  $394,456,977
  Net asset value per share                                        $      10.99
  Class C:
  Applicable to 1,440,523 shares of beneficial
  interest issued and outstanding                                  $ 15,831,270
  Net asset value per share                                        $      10.99


(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================


INVESTMENT INCOME - INTEREST                                       $ 25,047,204
EXPENSES:
  Distribution fees - Class A (Note E)                                1,481,777
  Distribution fees - Class C (Note E)                                  121,947
  Investment advisory fees (Note E)                                   1,916,846
  Custody and accounting fees                                            97,200
  Transfer agent's fees                                                 309,050
  Registration fees                                                      21,399
  Legal fees                                                              5,658
  Audit fees                                                             21,290
  Trustees' fees                                                          7,007
  Shareholder services fees (Note E)                                     44,080
  Other                                                                  14,736
  Advisory fees waived (Note E)                                      (1,357,696)
    Total expenses                                                    2,683,294
Net investment income                                                22,363,910
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                           (802,146)
  Change in unrealized appreciation (depreciation) of investments    13,519,149
Net gain on investments                                              12,717,003
Net increase in net assets resulting from operations               $ 35,080,913

See notes to financial statements.


12                                                                      Kentucky


(SHIP GRAPHIC) Statements of Changes in Net Assets
===============================================================================================================================
                                                                                               Year Ended          Year Ended
                                                                                              May 31, 1995        May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                      $  22,363,910       $  20,309,376
  Net realized loss on security transactions                                                      (802,146)            (96,262)
  Change in unrealized appreciation (depreciation) of investments                               13,519,149         (15,888,078)
Net increase in net assets resulting from operations                                            35,080,913           4,325,036
Distributions to shareholders:
  Dividends from net investment income - Class A                                               (21,764,714)        (20,246,585)
  Dividends from net investment income - Class C                                                  (681,058)           (240,777)
Net decrease in net assets from distributions to shareholders - Class A                        (21,764,714)        (20,246,585)
Net decrease in net assets from distributions to shareholders - Class C                           (681,058)           (240,777)
Fund share transactions:
  Proceeds from shares sold - Class A                                                           42,757,696          91,128,601
  Proceeds from shares sold - Class C                                                            6,394,295          12,347,059
  Net asset value of shares issued in reinvestment of distributions - Class A                   12,914,472          11,852,164
  Net asset value of shares issued in reinvestment of distributions - Class C                      458,372             138,185
  Cost of shares reacquired - Class A                                                          (42,839,225)        (27,182,472)
  Cost of shares reacquired - Class C                                                           (2,699,110)           (677,891)
Net increase in net assets from Fund share transactions - Class A                               12,832,943          75,798,293
Net increase in net assets from Fund share transactions - Class C                                4,153,557          11,807,353
Total increase in net assets                                                                    29,621,641          71,443,320
NET ASSETS:
  Beginning of year                                                                            380,666,606         309,223,286
  End of year                                                                                $ 410,288,247       $ 380,666,606
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                            $ 388,103,415       $ 371,198,777
  Accumulated net realized gain (loss) on security transactions                                 (1,112,807)           (310,661)
  Unrealized appreciation (depreciation) of investments                                         23,297,639           9,778,490
                                                                                             $ 410,288,247       $ 380,666,606

See notes to financial statements.


Kentucky                                                                     13

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Kentucky Triple Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on May 4, 1987. On October 4, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a


14                                                                      Kentucky

Notes to Financial Statements
================================================================================

    "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $1,144,128 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                               Year Ended         Year Ended
                                              May 31, 1995       May 31, 1994
    CLASS A
    Shares sold                                 4,074,794         8,136,931
    Shares issued in reinvestment
      of distributions                          1,232,683         1,062,150
    Shares reacquired                          (4,121,541)       (2,458,341)
    Net increase in shares
      outstanding                               1,185,936         6,740,740
    Outstanding at beginning
      of year                                  34,694,668        27,953,928
    Outstanding at end of year                 35,880,604        34,694,668

                                                                 Period From
                                              Year Ended       October 4, 1993
                                             May 31, 1995      to May 31, 1994
    CLASS C
    Shares sold                                   608,002         1,097,425
    Shares issued in reinvestment
      of distributions                             43,768            12,599
    Shares reacquired                            (260,606)          (60,665)
    Net increase in shares
      outstanding                                 391,164         1,049,359
    Outstanding at beginning
      of period                                 1,049,359             - 0 -
    Outstanding at end of period                1,440,523         1,049,359

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $126,529,207 and $107,582,122, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $23,297,639 of which $24,377,594 related to appreciated securities and $1,079,955 related to depreciated securities.

        At May 31,1995, the Fund has available capital loss carryforwards of approximately $889,300 to offset future net capital gains in the amounts of $6,900 through May 31, 2000, $203,000 through May 31, 2001, $96,200 through
    May 31, 2002, and $583,200 through May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $1,357,696 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $51,590.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospect uses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A

Kentucky                                                                      15

Notes to Financial Statements
================================================================================

    and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $132,355 and $12,392 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $1,304,200 for the year ended May 31, 1995, of which approximately $1,130,100 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $6,900 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $20 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $242,180, with a weighted average annualized interest rate of 5.84%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


16                                                                      Kentucky

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                    Year Ended      Year Ended       Year Ended        Year Ended        Year Ended
CLASS A                                            May 31, 1995    May 31, 1994     May 31, 1993      May 31, 1992      May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $10.65           $11.06           $10.45           $10.19            $9.87
Income from investment operations:
  Net investment income                                 0.61             0.62             0.64             0.66             0.66
  Net realized and unrealized gain                      0.35            (0.40)            0.62             0.27             0.32
  (loss) on securities
Total from investment operations                        0.96             0.22             1.26             0.93             0.98
  Less distributions:
  Dividends from net investment                        (0.62)           (0.63)           (0.65)           (0.66)           (0.66)
  income
  Distributions from net realized                                                                         (0.01)
  capital gains
Total distributions                                    (0.62)           (0.63)           (0.65)           (0.67)           (0.66)
Net asset value, end of year                          $10.99           $10.65           $11.06           $10.45           $10.19
Total return(a)                                         9.42%            1.90%           12.41%            9.46%           10.37%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                            0.68%            0.58%            0.61%            0.62%            0.72%
    Net investment income                               5.85%            5.60%            5.96%            6.39%            6.65%
  Assuming no waivers and
  reimbursements:
    Expenses                                            1.04%            1.03%            1.05%            1.05%            1.06%
    Net investment income                               5.49%            5.15%            5.52%            5.96%            6.31%
Net assets at end of year (000's)                    $394,457         $369,495         $309,223         $207,395         $142,449
Portfolio turnover rate                                28.28%           12.26%           14.74%            5.07%           23.35%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge.


Kentucky                                                                     17

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
================================================================================
                                                                 Period From
                                                Year Ended    October 4, 1993 to
CLASS C                                        May 31, 1995      May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period              $10.65           $11.46
Income from investment operations:
  Net investment income                             0.55             0.36
  Net realized and unrealized gain                  0.35            (0.81)
  (loss) on securities
Total from investment operations                    0.90            (0.45)
Less distributions:
  Dividends from net investment                    (0.56)           (0.36)
  income
Total distributions                                (0.56)           (0.36)
Net asset value, end of period                     10.99            10.65
Total return(a)                                     8.82%           (5.88%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                        1.23%            1.08%
    Net investment income                           5.27%            4.96%
  Assuming no waivers and
  reimbursements:
    Expenses                                        1.58%            1.65%
    Net investment income                           4.92%            4.39%
Net assets at end of period (000's)               $15,831          $11,172
Portfolio turnover rate                            28.28%           12.26%

(a)The total returns shown do not
   include the effect of applicable
   contingent deferred sales charge
   and are annualized where
   appropriate.


18                                                                     Kentucky

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP KENTUCKY
TRIPLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Kentucky Triple Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Kentucky Triple Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


Kentucky                                                                      19


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

               Alabama
$      895     Alabama Housing Finance Authority - Multifamily                                     6.000%    10/01/97   $   915,934
     1,900     Alabama Mental Health Finance Authority - Special Tax Revenue                       7.375     05/01/00     2,098,493

               Alaska
       945     Alaska Industrial Development and Export Authority - Series 1992 A                  5.700     04/01/99       976,062
       395     Alaska Industrial Development and Export Authority - Series 1993 A Lots 1-42        4.800     04/01/98       391,571
       190     Alaska Industrial Development and Export Authority - Series 1993 A Lots 1-42        5.000     04/01/99       189,071
     1,000     Alaska Student Loan Corporation - Series A                                          6.250     07/01/97     1,020,050

               Arizona
     1,000     Arizona Educational Loan Revenue - Series 1992                                      5.550     09/01/98     1,014,140
       250     Arizona Educational Loan Revenue - Series 1992                                      6.125     09/01/02       263,800
     1,250     Maricopa County, AZ School District Number 97 - Deer Valley - Series 1992           0.000     07/01/98     1,080,900
     1,000     Salt River Pima-Maricopa Indian Community - Arizona Special Obligation              7.750     02/15/97     1,046,710
               Revenue - Phoenix Cement Company
     2,000     Tucson, AZ General Obligation - Series 1995                                         5.375     07/01/05     2,057,140

               Arkansas
     4,000     Arkansas Student Loan Authority Revenue - Series 1992 A                             5.500     12/01/98     4,094,400

               California
     1,000     Sacramento, CA Cogeneration Authority - Cogeneration Project Revenue -              5.900     07/01/02     1,003,950
               Procter & Gamble Project - Series 1995
       500     Sacramento, CA Cogeneration Authority - Cogeneration Project Revenue -              6.000     07/01/03       502,825
               Procter & Gamble Project - Series 1995
       500     Sacramento, CA Cogeneration Authority - Cogeneration Project Revenue -              7.000     07/01/04       534,940
               Procter & Gamble Project - Series 1995

               Colorado
       400     Arvada, CO Limited Sales and Use Tax Revenue                                        6.000     06/01/96       407,372
       500     Arvada, CO Limited Sales and Use Tax Revenue                                        6.200     06/01/98       523,745
       500     Arvada, CO Limited Sales and Use Tax Revenue                                        6.300     06/01/99       530,730
       400     Arvada, CO Limited Sales and Use Tax Revenue                                        6.400     06/01/00       429,804
     2,225     Boulder, CO Urban Renewal Authority - Tax Increment - Series 1992                   5.300     03/01/98     2,276,175
     1,515     Colorado Housing Finance Authority - Single Family - Series 1991 A                  0.000     11/01/01       994,567
     3,515     Colorado Housing Finance Authority - Single Family - Series 1991 A                  0.000     11/01/02     2,145,908
     2,585     Colorado Student Obligation Bond Authority - Student Loan Revenue                   6.625     06/01/99     2,746,149
       625     Denver, CO City and County Industrial Development Revenue - University              6.400     03/01/96       634,850
               of Denver
       620     Denver, CO City and County Industrial Development Revenue - University              6.600     03/01/97       641,725
               of Denver
       415     Denver, CO City and County Industrial Development Revenue - University              6.800     03/01/98       437,854
               of Denver
       200     University of Colorado - Certificates of Participation - Series D                   7.100     12/01/00       216,362

               Connecticut
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             5.625     07/01/03       979,320
               Quinnipiac College - Series D
     1,000     Connecticut State Health and Educational Facilities Authority Revenue -             5.700     07/01/98     1,006,390
               Hartford University - Series 1992 D
       730     Connecticut State Health and Educational Facilities Authority Revenue -             5.900     07/01/99       737,059
               Hartford University - Series 1992 D
       435     Connecticut State Health and Educational Facilities Authority Revenue -             6.100     07/01/00       440,838
               Hartford University - Series 1992 D


4                                                                  Limited Term


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$    1,100     New Haven, CT General Obligation - Series 1992 A                                    7.000%    03/01/96  $  1,119,943
       500     New Haven, CT General Obligation - Series 1992 A                                    7.100     03/01/97       519,455
     1,025     New Haven, CT General Obligation - Series 1992 A                                    9.250     03/01/02     1,258,044
       625     New Haven, CT General Obligation - Series 1992 B                                    5.900     12/01/98       638,631
       500     Stratford, CT General Obligation                                                    6.250     03/01/96       508,895
       625     Stratford, CT General Obligation                                                    6.500     03/01/97       643,100
       610     Stratford, CT General Obligation                                                    6.750     03/01/98       637,840
       650     Stratford, CT General Obligation                                                    6.900     03/01/99       690,573

               Delaware
     1,000     Delaware State Solid Waste Authority - Series 1992                                  5.250     07/01/98     1,018,440

               District of Columbia
     3,885     District of Columbia General Obligation - Series 1993C                              5.100     12/01/99     3,936,360
     2,000     District of Columbia General Obligation - Series 1993 B-1                           5.500     06/01/01     2,051,280
     1,870     District of Columbia Hospital Revenue - Medlantic Healthcare - Series 1993A         4.800     08/15/99     1,877,630
     2,000     Metropolitan Airport of Washington D.C. - General Revenue - Series 1992A            6.000     10/01/00     2,115,440
     1,300     Washington, D.C. Metropolitan Area Transit Authority Gross Revenue -                4.400     07/01/00     1,279,616
               Series 1993
     1,180     Washington, D.C. Metropolitan Area Transit Authority Gross Revenue -                4.600     01/01/02     1,157,627
               Series 1993

               Florida
       945     Brevard County, FL Health Facilities Authority Revenue - Wuesthoff                  6.100     04/01/96       958,854
               Memorial Hospital - Series 1992B
     1,000     Dade County, FL Aviation Revenue - Series U                                         6.400     10/01/98     1,053,380
     4,815*    Dade County, FL Guaranteed Entitlement Revenue - Series 1995                        0.000     02/01/03     3,288,645
     1,270     Florida School Boards Association - Certificates of Participation - Hendry County   7.500     07/01/97     1,338,415
     1,110     Florida State Certificates of Participation - Equipment Financing Program -         6.050     05/15/97     1,147,085
               Series 1991
     1,500     Martin County, FL Industrial Development Authority Revenue - Tampa Farm             6.400     11/01/96     1,510,065
               Service
       290     Nassau County, FL Pollution Control Revenue - ITT Rayonier Project -                4.750     07/01/96       287,346
               Series 1993
       305     Nassau County, FL Pollution Control Revenue - ITT Rayonier Project -                5.000     07/01/97       302,490
               Series 1993
       320     Nassau County, FL Pollution Control Revenue - ITT Rayonier Project -                5.200     07/01/98       317,555
               Series 1993
       340     Nassau County, FL Pollution Control Revenue - ITT Rayonier Project -                5.400     07/01/99       338,014
               Series 1993
       705     North Springs, FL Improvement District Water and Sewer Revenue -                    7.900     10/01/01       749,859
               Broward County - Series 1991

               Georgia
     1,000     Georgia Municipal Electric Authority Power Revenue - Series B                       6.800     01/01/98     1,054,950

               Guam
     2,685     Guam Airport Authority General Revenue - Series 1993 B                              5.250     10/01/97     2,693,565
     3,225     Guam Airport Authority General Revenue - Series 1993 B                              5.600     10/01/98     3,260,798
     1,450     Guam Airport Authority General Revenue - Series 1993 B                              5.800     10/01/99     1,465,326
     1,000     Guam Airport Authority General Revenue - Series 1993 B                              6.000     10/01/00     1,020,910

               Idaho
     1,825     Idaho Fund Marketing Association - Student Loan Revenue - Series 1992               6.000     10/01/97     1,833,066


Limited Term                                                                 5


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

               Illinois
$    1,000     Chicago, IL O'Hare International Airport - Special Facility Revenue -               6.375%    01/01/04  $  1,076,100
               International Terminal
       540     DeKalb, IL Single Family Housing Revenue - Series A                                 6.700     12/01/99       553,646
     1,300     Evergreen Park, IL Hospital Facility Revenue - Little Company Mary                  5.750     08/15/97     1,335,854
               Hospital
       875     Illinois Health Facilities Authority Revenue - Galesburg Cottage Hospital -         5.000     05/01/98       877,546
               Series 1992
       925     Illinois Health Facilities Authority Revenue - Galesburg Cottage Hospital -         5.250     05/01/99       933,418
               Series 1992
       970     Illinois Health Facilities Authority Revenue - Galesburg Cottage Hospital -         5.400     05/01/00       982,464
               Series 1992
     2,835     Illinois Health Facilities Authority Revenue - OSF Healthcare System - Series 1993  5.000     11/15/99     2,810,392
     1,550     Illinois Health Facilities Authority Revenue - ServantCor - Series B                7.500     08/15/01     1,743,642
       325     Illinois Health Facilities Authority Revenue - Carle Foundation - Series C          6.700     01/01/99       345,420
     3,000     Illinois State General Obligation - Series 1992                                     6.200     10/01/04     3,228,540
     1,915     Illinois Student Assistance Loan - Series M                                         5.450     03/01/97     1,920,496
       590     Metropolitan Pier and Exposition Authority of Illinois - State Tax Revenue -        0.000     06/15/98       509,589
               Series 1993
     2,945     Metropolitan Pier and Exposition Authority of Illinois - State Tax Revenue -        0.000     12/15/98     2,483,018
               Series 1993
       765     Romeoville, IL General Obligation - Series B                                        7.700     01/01/97       800,947
     1,975     Romeoville, IL General Obligation - Series B                                        7.850     01/01/01     2,103,730

               Indiana
     1,000     Indiana State Educational Loan Revenue - Series A                                   6.750     12/01/97     1,045,460
       180     Indiana State Educational Facilities Authority Revenue - University of              7.500     11/01/95       182,551
               Evansville
       720     Madison County, IN Hospital Authority Revenue - Holy Cross Health System -          6.100     12/01/96       734,011
               St. John's Health
       280     Marshall County, IN Hospital Authority Revenue - Holy Cross Health                  6.100     12/01/96       285,449
               System - Parkview Hospital
     1,000     St. Joseph County, IN Hospital Authority Facilities Revenue - Holy Cross            6.100     12/01/96     1,020,630
               Health System - St. Joseph's Medical Center
       560     Valparaiso, IN Multi-Schools Building Corporation - Porter County - Series 1992     6.100     07/01/01       602,566
       690     Valparaiso, IN Multi-Schools Building Corporation - Porter County - Series 1992     6.100     07/01/01       729,723

               Iowa
     1,785     Iowa State Higher Educational Loan Authority Revenue - Private College              5.125     08/01/98     1,785,000
               Facilities - Series 1992
     2,145     Iowa State Certificates of Participation - Series 1992A                             5.750     07/01/98     2,213,190
     1,775     Iowa State Certificates of Participation - Series 1992A                             6.000     07/01/99     1,855,709
     1,500     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Series 1992 A      6.000     03/01/98     1,545,360
     3,000     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Series 1992 C      6.300     03/01/99     3,173,670
     1,000     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Series 1992 C      6.375     03/01/00     1,048,390
       220     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Iowa               5.400     07/01/97       221,665
               Partnership - Series 1992
       250     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Iowa               5.600     07/01/98       253,585
               Partnership - Series 1992
       600     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Iowa               5.850     07/01/99       625,350
               Partnership - Series 1992


6                                                                  Limited Term


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$      325     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Iowa               6.000%    07/01/00  $    337,938
               Partnership - Series 1992
       600     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Iowa               6.100     07/01/01       626,238
               Partnership - Series 1992
       650     Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Iowa               6.200     07/01/02       684,534
               Partnership - Series 1992
     4,560     Muscatine, IA Electric Revenue - Series 1992                                        5.200     01/01/99     4,664,333

               Kentucky
     1,430     Kentucky Development Finance Authority Revenue - Sisters of Charity -               5.750     11/01/98     1,467,294
               Nazareth Health Corporation - Series 1991
     1,330     Kentucky Development Finance Authority Revenue - Sisters of Charity -               6.000     11/01/01     1,375,619
               Nazareth Health Corporation - Series 1991
       270     Kentucky Economic Development Finance Authority Medical Center                      5.100     02/01/99       274,306
               Improvement Revenue - Ashland Hospital - Series 1993A
       335     Kentucky Economic Development Finance Authority Medical Center                      5.250     02/01/00       342,055
               Improvement Revenue - Ashland Hospital - Series 1993A
       430     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.300     06/01/03       436,437
               Program - Series 1995 C
       245     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.400     06/01/04       249,190
               Program - Series 1995 C
       200     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.500     06/01/05       203,694
               Program - Series 1995 C
     2,500     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.200     08/01/02     2,532,625
               Program - Series 1995 C
     1,975     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.300     08/01/03     2,004,921
               Program - Series 1995 C
       730     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.400     08/01/04       742,607
               Program - Series 1995 C
     1,000     Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund               5.500     08/01/05     1,018,630
               Program - Series 1995 C
     6,975     Kentucky State Property and Buildings Commission Revenue - Project                  4.500     09/01/02     6,682,678
               Number 55
     5,000     Kentucky State Turnpike Authority - Economic Development Road Revenue -             5.000     07/01/02     5,080,250
               Revitalization Project - Series 1995
     3,075     Kentucky State Turnpike Authority - Economic Development Road Revenue -             5.100     07/01/03     3,113,438
               Revitalization Project - Series 1995
     4,000     Mt. Sterling, KY League of Cities Funding Trust Lease Program Revenue -             5.625     03/01/03     4,055,960
               Series 1993 A
    11,200     Owensboro, KY Electric Light and Power System Revenue - Series 1993A                0.000     01/01/04     7,130,704

               Louisiana
     6,000     East Baton Rouge Parish, LA Pollution Control Revenue - Hoechst Celanese -          5.400     12/01/02     6,088,620
               Series 1993
     3,000     Jefferson Parish, LA Sales Tax District - Special Sales Tax Revenue - Series A      6.125     12/01/97     3,127,740
     1,285     Louisiana Public Facilities Authority Hospital Revenue - Our Lady of                4.700     02/01/99     1,283,625
               Lourdes Regional Medical Center
     1,215     Louisiana Public Facilities Authority Hospital Revenue - Our Lady of                4.900     02/01/00     1,217,430
               Lourdes Regional Medical Center
     1,170     Louisiana Public Facilities Authority Hospital Revenue - Woman's Hospital           6.750     10/01/02     1,236,210
               Foundation - Series 1992


Limited Term                                                                 7


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$    3,685     Louisiana Public Facilities Authority Hospital Revenue - Southern Baptist           6.100%    05/15/01  $  3,893,387
               Hospital - Series 1992
     3,080     Louisiana Public Facilities Authority Hospital Revenue - Southern Baptist           6.200     05/15/02     3,279,923
               Hospital - Series 1992
     2,500     Louisiana State Offshore Terminal Authority - Deepwater Port Revenue -              6.100     09/01/02     2,659,075
               Loop Incorporated Project - Series 1992 A
     1,600     Louisiana State Recovery District Sales Tax Revenue                                 7.750     07/01/98     1,636,832
     2,000     Louisiana State Recovery District Sales Tax Revenue - Series 1992                   5.500     07/01/97     2,036,460
       400     Office Facilities Corporation A Louisiana Non-Profit Corporation - Capital          7.250     12/01/99       435,028
               Facilities
       770     Office Facilities Corporation A Louisiana Non-Profit Corporation - Capital          7.350     12/01/00       849,857
               Facilities
       405     Ouachita Parish, LA Hospital Service District Number 1 Revenue -                    6.800     07/01/97       423,962
               Glenwood Regional Medical Center - Series 1991
       440     Ouachita Parish, LA Hospital Service District Number 1 Revenue -                    7.000     07/01/98       470,532
               Glenwood Regional Medical Center - Series 1991
       425     Ouachita Parish, LA Hospital Service District Number 1 Revenue -                    7.000     07/01/99       460,912
               Glenwood Regional Medical Center - Series 1991
       300     Ouachita Parish, LA Hospital Service District Number 1 Revenue -                    7.250     07/01/00       332,076
               Glenwood Regional Medical Center - Series 1991

               Maine
     2,055     Maine Educational Loan Authority Revenue - Series 1992A-1                           5.750     12/01/97     2,107,814
     3,000     Maine Educational Loan Marketing Corporation - Student Loan Revenue                 6.500     11/01/97     3,111,540

               Massachusetts
       835     Brockton, MA General Obligation                                                     7.750     12/15/96       867,573
       265     Brockton, MA General Obligation - Municipal Purpose Loan - Series 1993              5.150     06/15/99       267,684
       265     Brockton, MA General Obligation - Municipal Purpose Loan - Series 1993              5.350     06/15/00       269,078
     1,000     Massachusetts Educational Financing Authority - Education Loan Revenue -            5.500     07/01/01     1,025,900
               Issue E - Series 1995 B
     3,075     Massachusetts Educational Financing Authority - Education Loan Revenue -            5.700     07/01/04     3,162,607
               Issue E - Series 1995 B
     2,635     Massachusetts Municipal Wholesale Electric Company - Power Supply                   6.300     07/01/00     2,816,156
               System Revenue - Series 1992 A
     2,000     Massachusetts Municipal Wholesale Electric Company - Power Supply                   5.200     07/01/98     2,024,860
               System Revenue - Series 1992 E
     2,000     Massachusetts Municipal Wholesale Electric Company - Power Supply                   5.375     07/01/99     2,036,900
               System Revenue - Series 1992 E
     3,800     Massachusetts Municipal Wholesale Electric Company - Power Supply                   6.300     07/01/00     4,061,250
               System Revenue - Series 1992 B
     1,000     Massachusetts State General Obligation - Series 1992A                               6.100     08/01/99     1,054,660
     1,000     Massachusetts State General Obligation - Series C                                   7.000     12/01/97     1,060,670
       975     Massachusetts State General Obligation - Series C                                   7.000     12/01/98     1,052,142
       750     Massachusetts State General Obligation - Series A                                   7.000     06/01/95       750,000
     1,265     Massachusetts State General Obligation - Series A                                   7.875     06/01/97     1,352,032
     5,000     Massachusetts State General Obligation - Series A                                   0.000     06/01/97     4,594,850
     1,000     Massachusetts State Convention Center Authority Revenue - Hynes                     5.900     09/01/98     1,040,270
               Convention Center - Series 1992
     1,100     Massachusetts State Industrial Finance Agency - Resource Recovery Revenue -         5.250     07/01/99     1,120,141
               Refusetech Project - Series 1993 A


8                                                                  Limited Term


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$      600     New Bedford, MA General Obligation                                                  5.100%    03/01/99  $    602,388
       600     New Bedford, MA General Obligation                                                  5.250     03/01/00       602,448
       600     New Bedford, MA General Obligation                                                  5.400     03/01/01       604,068
       600     New Bedford, MA General Obligation                                                  5.500     03/01/02       604,308
     1,000     New England Educational Loan Marketing Corporation - Massachusetts                  6.000     09/01/98     1,043,300
               Student Loan Revenue - Series 1992 A
       500     Springfield, MA General Obligation - Series 1992 A                                  5.300     09/01/97       507,360
       860     Springfield, MA General Obligation - Series 1992 A                                  5.600     09/01/98       881,440
       770     Springfield, MA General Obligation School Project Loan - Series 1992 B              5.600     09/01/98       789,196
       415     Springfield, MA General Obligation - Series 1992 A                                  5.800     09/01/99       428,815
       815     Springfield, MA General Obligation School Project Loan - Series 1992 B              5.800     09/01/99       830,566
       250     Springfield, MA General Obligation School Project Loan - Series 1992 B              6.100     09/01/02       261,578

               Michigan
     1,600     Berrien County, MI Economic Development Revenue - Arlington Metals                  5.450     10/01/97     1,610,192
               Corporation - Series 1992
     9,000     Detroit, MI General Obligation - Distributable State Aid - Series 1992              5.625     05/01/97     9,132,300
     3,315     Detroit, MI Economic Development Corporation - Resource Recovery                    6.350     05/01/00     3,500,375
               Revenue
     1,115     Madison Heights, MI Tax Increment Finance Authority Revenue, Tax                    8.500     03/15/01     1,180,830
               Increment Bonds, Series 1991
       900     Michigan Higher Education Facilities Authority Revenue - Series XII-E               6.375     10/01/00       964,611
     2,000     Michigan Higher Education Student Loan Authority Revenue - Series XV-A              5.400     09/01/00     2,027,160
     6,000     Michigan State Building Authority Revenue - Series I                                5.800     10/01/98     6,246,000
     2,700     Michigan State Hospital Finance Authority Revenue - St. John Hospital -             5.400     05/15/00     2,794,635
               Series 1993A
     1,700     Michigan State Trunk Line Fund - Series 1994 A                                      5.250     11/15/03     1,738,369
     2,000     Wayne Charter County, MI Airport Revenue - Detroit Metropolitan Airport -           4.950     12/01/99     2,022,460
               Series A
     3,000     Wayne Charter County, MI Airport Revenue - Detroit Metropolitan Airport -           5.150     12/01/00     3,048,780
               Series A

               Minnesota
       615     Brainerd, MN Benedictine Health System - St. Joseph's Medical Center -              5.000     02/15/00       620,338
               Series 1993 E
     1,045     Duluth, MN Economic Development Authority - Health Care Facilities Revenue -        5.000     02/15/00     1,049,702
               Benedictine Health System - St. Mary's Medical Center - Series 1993C

               Mississippi
     1,255     Hinds County, MS Methodist Hospital and Rehabilitation Center - Series 1993         4.900     05/01/00     1,259,832
       250     Mississippi Higher Education Assistance Corporation - Student Loan                  8.600     09/01/95       252,985
               Revenue - Series A
     1,790     Mississippi Hospital Equipment and Facilities Improvement Authority                 5.350     05/01/03     1,824,601
               Revenue - Mississippi Baptist Medical Center - Series 1995
     1,000     Mississippi Hospital Equipment and Facilities Improvement Authority                 5.400     05/01/04     1,018,360
               Revenue - Mississippi Baptist Medical Center - Series 1995

               Missouri
       730     Missouri State Health and Educational Facilities Authority Revenue -                5.750     11/15/96       735,446
               Heartland Health Systems - Series 1992
       770     Missouri State Health and Educational Facilities Authority Revenue -                6.000     11/15/97       787,579
               Heartland Health Systems - Series 1992
       925     St. Louis, MO Regional Convention and Sports Complex Authority - Series C           7.750     08/15/01       968,281


Limited Term                                                                  9


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

               Nevada
$    3,585     Washoe County, NV Airport Authority - System Improvement Revenue -                  5.100%    07/01/99  $  3,637,556
               Series 1993 A
       985     Washoe County, NV Airport Authority - System Improvement Revenue -                  5.250     07/01/00       995,884
               Series 1993 A

               New Hampshire
       505     New Hampshire Higher Educational and Health Facilities Authority Revenue -          7.250     01/01/01       542,698
               St. Joseph Hospital
       745     New Hampshire Higher Educational and Health Facilities Authority Revenue -          6.600     01/01/97       768,035
               St. Joseph Hospital
       495     New Hampshire Housing Finance Authority - Single Family - Series D                  5.900     01/01/97       502,653
       305     New Hampshire Housing Finance Authority - Single Family - Series D                  6.050     01/01/98       312,951
       395     New Hampshire Housing Finance Authority - Single Family - Series D                  6.200     01/01/99       408,782
       395     New Hampshire Housing Finance Authority - Single Family - Series D                  6.350     01/01/00       412,309
       395     New Hampshire Housing Finance Authority - Single Family - Series D                  6.450     01/01/01       414,165
       865     New Hampshire Housing Finance Authority - Multifamily - Series 1                    6.300     01/01/98       886,625
       890     New Hampshire Housing Finance Authority - Multifamily - Series 1                    6.300     07/01/98       916,228

               New Jersey
     1,200     Atlantic City, NJ General Obligation - Series 1994                                  5.650     08/15/98     1,240,308
     1,800     Atlantic City, NJ General Obligation - Series 1994                                  5.650     08/15/99     1,867,896
     4,900     New Jersey Economic Development Authority - Electric Energy Facility                6.750     06/01/99     5,076,498
               Revenue - Vineland Cogeneration Project - Series 1992
       660     New Jersey Economic Development Authority Revenue - Series 1992 R-1                 5.800     06/01/01       694,412
       765     New Jersey Health Care Facilities Financing Authority Revenue - St. Clares          6.900     07/01/98       818,351
               Riverside Medical Center - Series D
     1,000     New Jersey Health Care Facilities Financing Authority Revenue - Bayonne             5.750     07/01/00     1,042,810
               Hospital Obligated Group Issue - Series 1994
     1,000     New Jersey Health Care Facilities Financing Authority Revenue - Bayonne             5.800     07/01/01     1,050,020
               Hospital Obligated Group Issue - Series 1994
     1,000     New Jersey Health Care Facilities Financing Authority Revenue - Bayonne             5.900     07/01/02     1,056,740
               Hospital Obligated Group Issue - Series 1994
     1,195     New Jersey Educational Facilities Authority - Steven's Institute of                 6.000     07/01/99     1,252,049
               Technology - Series 1992 A
       295     New Jersey Educational Facilities Authority - St. Peter's College - Series 1992 B   6.100     07/01/00       308,718
     1,275     New Jersey Educational Facilities Authority - Steven's Institute of                 6.100     07/01/00     1,340,114
               Technology - Series 1992 A
       455     New Jersey Educational Facilities Authority - St. Peter's College - Series 1992 B   6.200     07/01/01       479,898
       995     New Jersey Educational Facilities Authority - Steven's Institute of                 6.200     07/01/01     1,052,103
               Technology - Series 1992 B
     1,165     New Jersey Educational Facilities Authority - Steven's Institute of                 6.300     07/01/02     1,240,772
               Technology - Series 1992 A
       525     New Jersey State Higher Education Assistance Authority - Student Loan               5.200     07/01/98       524,674
               Revenue - NJClass Loan Program - Series 1992 A
       800     New Jersey Transportation Trust Fund Authority - Transportation System -            6.000     06/15/02       854,776
               Series 1992 A

               New Mexico
     3,510     Albuquerque, NM Hospital System - Presbyterian Healthcare Services -                5.000     08/01/97     3,553,559
               Series 1992A
     2,295     New Mexico Educational Assistance Foundation - Student Loan Revenue -               6.050     04/01/97     2,342,552
               Series A


10                                                                 Limited Term


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

               New York
$      300     Buffalo, NY General Improvement                                                     7.700%    02/01/97  $    310,053
     2,225     Herkimer County, NY Industrial Development Agency Revenue - Burrows                 7.250     01/01/01     2,288,346
               Paper Recycling
     6,260     Metropolitan Transit Authority of New York - Service Contract Commuter              5.100     07/01/00     6,301,441
               Facilities - Series 1993 O
     3,225     Metropolitan Transit Authority of New York - Service Contract Commuter              5.250     07/01/01     3,254,896
               Facilities - Series 1993 O
     1,000     Metropolitan Transit Authority of New York - Transit Facilities Revenue -           6.625     07/01/02     1,079,190
               Series N
       810     New York City General Obligation - Series A                                         8.000     11/01/95       822,328
       500     New York City General Obligation - Series B                                         7.000     02/01/96       508,010
       795     New York City General Obligation - Series D                                         7.875     08/01/97       844,147
       960     New York City General Obligation - Series E                                         6.900     02/01/98     1,005,898
     2,490     New York City General Obligation - Series D                                         6.900     02/01/98     2,653,842
       500     New York City General Obligation - Series E                                         7.000     12/01/97       525,745
     1,000     New York City General Obligation - Series F                                         8.000     11/15/97     1,072,300
     2,000     New York City General Obligation - Series B                                         7.100     02/01/97     2,072,980
     1,280     New York City General Obligation - Series A                                         8.250     11/01/99     1,470,246
     4,000     New York City General Obligation - Series I                                         0.000     08/01/99     3,301,400
     2,000     New York City General Obligation - Series I                                         0.000     08/01/00     1,563,700
     4,000     New York City General Obligation - Series B                                         7.500     02/01/02     4,424,560
    10,000     New York City General Obligation - Series 1995 F                                    6.100     02/15/02    10,297,800
       325     New York City Municipal Water Finance Authority - Water and Sewer                   7.000     06/15/96       334,113
               System Revenue - Series A
       250     New York City Municipal Water Finance Authority - Water and Sewer                   7.100     06/15/97       262,870
               System Revenue - Series A
       750     New York State Dormitory Authority Revenue - City University - Series A             7.300     07/01/96       773,602
     1,000     New York State Dormitory Authority Revenue - State University - Series A            7.400     05/15/01     1,105,910
     1,000     New York State Dormitory Authority Revenue - State University - Series A            7.000     05/15/02     1,075,800
     4,155     New York State Dormitory Authority Revenue - City University - Series U             5.875     07/01/00     4,361,794
     2,900     New York State Dormitory Authority Revenue - Department of Health                   6.750     07/01/01     3,141,106
     1,900     New York State Dormitory Authority Revenue - State University Educational           5.300     05/15/00     1,921,375
               Facilities Revenue - Series 1994 B
     4,000     New York State Medical Care Facilities Finance Agency Revenue - Mental              8.150     02/15/98     4,347,360
               Health Services Facilities - Series A
     1,500     New York State Medical Care Facilities Finance Agency Revenue - Mental              8.250     02/15/99     1,632,270
               Health Services Facilities - Series A
       750     New York State Environmental Facilities Corporation Resource Recovery               7.000     10/01/95       756,068
               Revenue - Huntington Project
     5,000     New York State Thruway Authority - Local Highway and Bridge Service                 6.000     04/01/01     5,198,600
               Contract - Series 1992
       700     New York State Urban Development Corporation Revenue - Correctional                 7.000     01/01/98       738,346
               Facilities - Series G
       695     New York State Urban Development Corporation Revenue - Correctional                 6.500     01/01/99       731,335
               Facilities - Series G
     1,000     New York State Urban Development Corporation Revenue - Attica Facility              7.000     04/01/96     1,021,950
     1,000     New York State Urban Development Corporation Revenue - Correctional                 5.250     01/01/02       992,270
               Facilities - Series 1993


Limited Term                                                                 11


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$    1,350     Niagara County, NY General Obligation - Niagara Falls                               5.350%    06/15/98  $  1,354,833
       450     Niagara County, NY General Obligation - Niagara Falls                               5.550     06/15/99       453,542
       500     Oneida County, NY General Obligation                                                5.600     04/01/98       509,380
       920     Oneida County, NY General Obligation                                                5.600     04/01/00       939,412
       520     Onondaga County, NY Resource Recovery Agency Facility Revenue - Series 1992         5.600     05/01/97       518,201
       570     Onondaga County, NY Resource Recovery Agency Facility Revenue - Series 1992         5.900     05/01/98       570,336
       480     Onondaga County, NY Resource Recovery Agency Facility Revenue - Series 1992         6.100     05/01/99       482,453
       630     Onondaga County, NY Resource Recovery Agency Facility Revenue - Series 1992         6.200     05/01/00       634,454
       850     Ulster County, NY Resource Recovery Agency - Solid Waste System                     4.875     03/01/98       850,255
               Revenue - Series 1993

               North Carolina
       395     Pender County, NC Certificates of Participation - Series 1991                       6.625     06/01/97       410,883

               Ohio
       500     Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992       6.250     01/01/99       526,775
       750     Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992       6.400     01/01/00       800,708
       500     Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992       6.550     01/01/01       526,875
       545     Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital             7.500     12/01/98       584,284
       595     Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital             7.650     12/01/99       647,854
       640     Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital             7.750     12/01/00       705,318
       680     Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital             7.850     12/01/01       758,492
       855     Cleveland, OH General Obligation - Certificates of Participation - Motor            6.000     07/01/95       856,428
               Vehicle and Communications Equipment
       860     Cleveland, OH General Obligation - Certificates of Participation - Motor            6.200     01/01/96       867,267
               Vehicle and Communications Equipment
       915     Cleveland, OH General Obligation - Certificates of Participation - Motor            6.200     07/01/96       929,219
               Vehicle and Communications Equipment
       900     Cleveland, OH General Obligation - Certificates of Participation - Motor            6.350     01/01/97       921,978
               Vehicle and Communications Equipment
       990     Cleveland, OH General Obligation - Certificates of Participation - Motor            6.350     07/01/97     1,021,452
               Vehicle and Communications Equipment
     1,750     Cleveland, OH City School District                                                  7.500     12/01/95     1,780,870
     1,500     Cleveland, OH City School District                                                  7.700     12/01/96     1,579,335
       500     Cleveland, OH City School District - General Obligation - Library                   5.000     12/01/99       510,895
               Improvement Revenue - Series 1992 A
       650     Cleveland, OH City School District - General Obligation - Library                   5.200     12/01/00       669,396
               Improvement Revenue - Series 1992 A
       100     Cuyahoga County, OH Health Care Facilities Revenue - Altenheim Nursing Home         8.750     06/01/95       100,000
       480     Cuyahoga County, OH Health Care Facilities Revenue - Altenheim Nursing Home         8.750     06/01/99       540,859
       500     Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995          5.750     08/15/00       516,495
       795     Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995          5.850     08/15/01       826,307
       735     Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995          5.950     08/15/02       768,604
       225     Cuyahoga County, OH Improvement Revenue - Medical Center Corporation                7.500     06/01/95       225,000
       125     East Cleveland, OH Local Government Revenue                                         7.900     12/01/97       134,678
     1,110     Erie County, OH Hospital Improvement Revenue - Firelands Community                  6.000     01/01/98     1,148,206
               Hospital - Series 1992
     1,175     Erie County, OH Hospital Improvement Revenue - Firelands Community                  6.100     01/01/99     1,228,604
               Hospital - Series 1992
     1,320     Hamilton County, OH Hospital Facilities Revenue - Christ Hospital - Series 1993     5.000     01/01/00     1,333,926
       610     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A             6.850     12/01/96       632,088


12                                                                 Limited Term


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$      650     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A             7.100%    12/01/97  $    677,521
       700     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A             7.200     12/01/98       738,556
       185     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          5.100     12/01/97       183,246
       575     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          5.300     12/01/98       569,400
       685     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          5.500     12/01/99       682,034
       370     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          5.800     12/01/01       372,579
       790     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          5.900     12/01/02       797,616
       435     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          6.000     12/01/03       439,898
       400     Mahoning Valley, OH Sanitary District                                               6.800     12/15/98       426,564
       400     Mahoning Valley, OH Sanitary District                                               6.950     12/15/99       428,148
       400     Mahoning Valley, OH Sanitary District                                               7.100     12/15/00       430,596
       400     Mahoning Valley, OH Sanitary District                                               7.250     12/15/01       438,236
       490     Ohio State Economic Development Revenue - Superior Forge and Steel                  6.750     06/01/96       499,148
               Corporation
     1,040     Ohio State Economic Development Revenue - Superior Forge and Steel                  7.250     06/01/01     1,113,081
               Corporation
     3,825     Ohio State Elementary and Secondary Education Capital Facilities Revenue -          5.700     06/01/02     4,043,905
               Series 1995 A
       820     Shelby County, OH Hospital Facilities and Improvement Revenue - Wilson              6.100     09/01/98       859,688
               Memorial Hospital
       910     Student Loan Funding Corporation Revenue - Cincinnati, OH - Series 1992 A           6.875     08/01/98       967,294
       350     Youngstown, OH General Obligation                                                   6.650     12/01/96       359,720
       350     Youngstown, OH General Obligation                                                   6.800     12/01/97       365,886
       350     Youngstown, OH General Obligation                                                   6.900     12/01/98       371,686
       350     Youngstown, OH General Obligation                                                   7.000     12/01/99       377,315

               Oklahoma
       250     Tulsa, OK Industrial Development Authority Hospital Revenue - Tulsa                 7.000     06/01/96       254,635
               Regional Medical Center - Series A
       750     Tulsa, OK Industrial Development Authority Hospital Revenue - Tulsa                 7.250     06/01/97       780,330
               Regional Medical Center - Series A

               Oregon
     2,500     Clackamas County, OR Hospital Facilities Authority Revenue - Sisters                5.500     10/01/97     2,568,000
               Providence - Series A

               Pennsylvania
       350     Allegheny County, PA Hospital Development Authority - St. Margaret                  6.100     10/01/96       358,141
               Memorial Hospital - Series 1991A
       350     Allegheny County, PA Hospital Development Authority - St. Margaret                  6.350     10/01/97       364,791
               Memorial Hospital - Series 1991A
       400     Allegheny County, PA Hospital Development Authority - St. Margaret                  6.600     10/01/98       424,936
               Memorial Hospital - Series 1991A
       400     Allegheny County, PA Hospital Development Authority - St. Margaret                  6.700     10/01/99       431,000
               Memorial Hospital - Series 1991A
       400     Allegheny County, PA Hospital Development Authority - St. Margaret                  6.800     10/01/00       436,428
               Memorial Hospital - Series 1991A
       840     Allegheny County, PA Hospital Development Authority - South Side                    8.000     06/01/96       867,250
               Hospital - Series A
       409     Allegheny County, PA Industrial Development Authority - Solid Waste                 8.000     03/01/98       439,053
               Disposal - Conversion Systems, Inc. - Series 1991
       615     Montgomery County, PA Higher Education and Health Authority Revenue -               6.400     11/15/95       620,929
               Pottstown Memorial Medical Center


Limited Term                                                                 13


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$      655     Montgomery County, PA Higher Education and Health Authority Revenue -               6.600%    11/15/96  $    673,497
               Pottstown Memorial Medical Center
       950     Montgomery County, PA Higher Education and Health Authority Revenue -               7.000     11/15/99     1,010,600
               Pottstown Memorial Medical Center
     1,000     Pennsylvania Intergovernmental Cooperation Authority - Special Tax                  5.400     06/15/97     1,019,470
               Revenue - Philadelphia Funding Program - Series 1992
     1,000     Pennsylvania Intergovernmental Cooperation Authority - Special Tax                  5.600     06/15/98     1,030,320
               Revenue - Philadelphia Funding Program - Series 1992
     2,500     Pennsylvania Intergovernmental Cooperation Authority - Special Tax                  6.000     06/15/00     2,637,375
               Revenue - Philadelphia Funding Program - Series 1992
     4,000     Pennsylvania State General Obligation - Series 1992                                 6.000     09/15/99     4,224,920
     2,000     Pennsylvania State Industrial Development Authority Revenue - Economic              6.400     01/01/97     2,062,260
               Development - Series 1991A
     2,500     Philadelphia, PA Gas Works Revenue - Eleventh Series B                              6.900     07/01/96     2,557,275
     1,900     Philadelphia, PA Gas Works Revenue - Eleventh Series A                              7.400     07/01/00     2,050,841
       500     Philadelphia, PA Gas Works Revenue - Thirteenth Series                              6.900     06/15/95       500,000
       500     Philadelphia, PA Gas Works Revenue - Thirteenth Series                              7.000     06/15/96       512,360
       500     Philadelphia, PA Gas Works Revenue - Thirteenth Series                              7.100     06/15/97       522,065
     3,600     Philadelphia, PA Gas Works Revenue - Fourteenth Series                              5.600     07/01/99     3,629,124
     3,425     Philadelphia, PA Gas Works Revenue - Fourteenth Series                              5.700     07/01/00     3,480,588
       965     Philadelphia, PA Hospital and Higher Education Facilities Authority Revenue -       5.000     08/01/97       972,218
               Philadelphia MR Project
     1,390     Philadelphia, PA Hospital and Higher Education Facilities Authority Revenue -       5.300     08/01/99     1,407,486
               Philadelphia MR Project
     3,990     Philadelphia, PA School District Revenue - General Obligation - Series A            5.450     07/01/04     4,113,730
     1,080     Philadelphia, PA School District Revenue - General Obligation - Series A            6.050     05/15/99     1,138,406
     2,580     Philadelphia, PA Water and Sewer Revenue - Thirteenth Series                        6.750     04/01/97     2,622,106
     2,000     Philadelphia, PA Water and Wastewater Revenue - Series 1993                         4.750     06/15/98     2,003,320
     5,000     Philadelphia, PA Water and Wastewater Revenue - Series 1993                         5.150     06/15/04     5,017,850

               Puerto Rico
    11,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    4.900     07/01/01    10,942,360
               Revenue - Series 1993 X
     6,000     Commonwealth of Puerto Rico Urban Renewal and Housing                               0.000     10/01/98     5,069,460
     3,250     Commonwealth of Puerto Rico Urban Renewal and Housing                               0.000     10/01/99     2,590,802
       250     Commonwealth of Puerto Rico Housing, Bank and Finance Authority -                   4.500     12/01/98       242,832
               Single Family - Prepayment Subsidy - Series 1993
    13,145     Commonwealth of Puerto Rico Housing Authority - Single Family Housing -             4.625     12/01/99    12,686,765
               Series 1993
     5,045     Commonwealth of Puerto Rico Housing, Bank and Finance Authority -                   4.750     12/01/00     4,839,769
               Single Family - Insurance Claims - Series 1993
     6,000     Commonwealth of Puerto Rico Housing, Bank and Finance Authority -                   4.750     12/01/00     5,755,920
               Single Family - Prepayment Subsidy - Series 1993

               Rhode Island
     4,035*    Rhode Island Housing and Mortgage Finance Corporation - Multifamily                 5.350     07/01/03     4,032,176
               Housing Revenue - Series 1995 A

               South Dakota
       250     South Dakota Student Loan Assistance Corporation Revenue - Series C                 7.250     08/01/96       257,178
     2,375     South Dakota Student Loan Assistance Corporation Revenue - Series A                 6.600     08/01/96     2,421,479


14                                                                 Limited Term


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

               Tennessee
$      135     Metropolitan Nashville and Davidson County - Tennessee Health and
               Educational Facilities Board Revenue - Mur-Ci Homes Project - Series
               1992A                                                                               8.500%    10/01/95  $    137,020
     1,250     Metropolitan Nashville and Davidson County - Tennessee Industrial                   6.000     05/01/03     1,268,788
               Development Board Revenue - OSCO Treatment - Series 1993
     1,000     Tennessee Housing Development Agency - Mortgage Finance Program -                   5.100     07/01/01       997,370
               Series 1993 A
       605     Tennessee Housing Development Agency - Mortgage Finance Program -                   5.300     01/01/00       602,538
               Series 1994 B
       260     Tennessee Housing Development Agency - Mortgage Finance Program -                   5.300     07/01/00       258,843
               Series 1994 B

               Texas
     1,575     Anderson County, TX Department of Criminal Justice - Coffield Prison Farm -         5.300     03/15/00     1,612,264
               Series 1992
     1,730     Brazos, TX Higher Education Authority - Student Loan Revenue - Series 1993-A        5.900     12/01/00     1,786,467
     1,235     Brazos, TX Higher Education Authority - Student Loan Revenue - Series 1993-A        6.050     12/01/01     1,278,521
     5,000     Dallas-Fort Worth, TX Regional Airport Revenue - Series 1992B                       5.500     11/01/98     5,135,750
     3,085     Harris County, TX Toll Road Revenue - Series 1992                                   0.000     08/15/98     2,652,329
     1,000     Pasadena, TX Industrial Development Corporation Revenue - Lunar and                 7.050     10/01/01     1,002,870
               Planetary Institute Project
       815     Texas State Higher Education - College Student Loan Revenue                         6.900     04/01/99       872,726
       805     Texas State Higher Education - College Student Loan Revenue                         7.000     04/01/00       833,143
     1,660     Texas State Higher Education - College Student Loan Revenue                         7.100     04/01/01     1,724,624

               Utah
       600     Carbon County, UT Solid Waste Disposal Revenue - East Carbon                        8.000     07/01/97       639,792
               Development Project - Series 1992 A

               Vermont
       545     Vermont Municipal Bond Bank - Series 1992 A                                         5.100     12/01/98       553,186
       325     Vermont Municipal Bond Bank - Series 1992 A                                         5.300     12/01/99       332,163
     2,000     Vermont State Student Assistance Corporation - Educational Loan Finance             5.800     06/15/99     2,054,860
               Revenue - Series 1992A-3
     2,000     Vermont State Student Assistance Corporation - Educational Loan Finance             5.800     12/15/99     2,060,920
               Revenue - Series 1992A-3
     1,000     Vermont State Student Assistance Corporation - Educational Loan Finance             5.900     12/15/00     1,035,710
               Revenue - Series 1992A-3
     1,000     Vermont State Student Assistance Corporation - Educational Loan Finance             6.050     12/15/01     1,044,330
               Revenue - Series 1992A-3

               Virgin Islands
     1,500     Virgin Islands Public Finance Authority Revenue - General Obligation -              6.500     10/01/97     1,555,860
               Series 1992 A

               Washington
     1,000     Port Tacoma, WA General Revenue - Series 1992 A                                     5.000     11/01/99     1,016,580
     1,860     Washington State Health Care Facilities Authority Revenue - Franciscan Health       4.875     01/01/01     1,857,675
               System\St. Joseph Hospital and Health Care Center, Tacoma - Series 1993
       500     Washington State Health Care Facilities Authority Revenue - Kadlec Medical          6.900     06/01/96       509,865
               Center
     1,670     Washington State Health Care Facilities Authority Revenue - Children's              6.000     10/01/02     1,773,440
               Hospital and Medical Center


Limited Term                                                                 15


               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity**      Value

$      500     Washington State Public Power Supply System - Nuclear Project Number 1              7.250%    07/01/99  $    541,250
               Revenue - Series A
     1,340     Washington State Public Power Supply System - Nuclear Project Number 3              6.700     07/01/96     1,369,467
               Revenue - Series B
     8,500     Washington State Public Power Supply System - Nuclear Project Number 3              0.000     07/01/03     5,460,485
               Revenue - Series 1990 B
     1,535     Washington State Public Power Supply System - Nuclear Project Number 3              5.100     07/01/98     1,544,486
               Revenue - Series A

               Wisconsin
     1,100     Wisconsin State Health and Educational Facilities Authority Revenue -               5.200     02/15/00     1,114,091
               Lutheran Hospital-La Crosse, Inc. - Series 1993A
     1,155     Wisconsin State Health and Educational Facilities Authority Revenue -               5.300     02/15/01     1,173,642
               Lutheran Hospital-La Crosse, Inc. - Series 1993A

               Total Investments in Securities - Municipal Bonds (cost $552,006,394) - 99.4%                            565,773,358

               Excess of Other Assets over Liabilities - 0.6%                                                             3,422,502

               Total Net Assets - 100.0%                                                                               $569,195,860

*Securities purchased on a "when issued" basis.
**Maturity date represents actual maturity or earlier put date.
See notes to financial statements.


16                                                                 Limited Term

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $552,006,394)                  $565,773,358
  Receivable for investments sold                                     14,860,179
  Receivable for Fund shares sold                                      1,768,120
  Interest receivable                                                  9,593,681
  Other                                                                  209,748
    Total assets                                                     592,205,086
LIABILITIES:
  Bank borrowings (Note G)                                             5,105,980
  Payable for investments purchased                                   12,403,170
  Payable for Fund shares reacquired                                   2,833,565
  Distributions payable                                                2,302,845
  Accrued expenses                                                       363,666
    Total liabilities                                                 23,009,226
NET ASSETS:
Applicable to 53,457,647 shares of beneficial interest
  issued and outstanding                                            $569,195,860
Net asset value per share                                           $      10.65



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 35,486,828
EXPENSES:
  Distribution fees (Note E)                                          2,525,898
  Investment advisory fees (Note E)                                   1,827,318
  Custody and accounting fees                                           308,350
  Transfer agent's fees                                                 337,650
  Registration fees                                                      12,969
  Legal fees                                                             11,680
  Audit fees                                                             25,545
  Reimbursement of organizational expenses (Note F)                      13,834
  Trustees' fees                                                         11,759
  Shareholder services fees (Note E)                                     54,580
  Other                                                                  24,213
  Advisory fees waived (Note E)                                        (458,100)
    Total expenses                                                    4,695,696
Net investment income                                                30,791,132
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (5,742,847)
  Change in unrealized appreciation (depreciation)
    of investments                                                    4,887,243
Net loss on investments                                                (855,604)
Net increase in net assets resulting from operations               $ 29,935,528

See notes to financial statements.


Limited Term                                                                 17

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                    Year Ended       Year Ended
INCREASE (DECREASE) IN NET ASSETS                  May 31, 1995     May 31, 1994
Operations:
  Net investment income                          $  30,791,132    $  32,750,790
  Net realized loss on security transactions        (5,742,847)      (2,056,958)
  Change in unrealized appreciation
    (depreciation) of investments                    4,887,243      (11,073,750)
Net increase in net assets resulting
  from operations                                   29,935,528       19,620,082
Distributions to shareholders:
  Dividends from net investment income             (30,390,875)     (32,802,075)
  Distributions from net realized capital
    gains                                                              (213,471)
  Distributions in excess of net realized
    capital gains                                                      (175,394)
Net decrease in net assets from
  distributions to shareholders                    (30,390,875)     (33,190,940)
Fund share transactions:
  Proceeds from shares sold                         95,311,674      429,705,913
  Net asset value of shares issued in
    reinvestment of distributions                   20,137,204       20,898,847
  Cost of shares reacquired                       (250,424,873)    (302,924,997)
Net (decrease) increase in net assets from
  Fund share transactions                         (134,975,995)     147,679,763
Total (decrease) increase in net assets           (135,431,342)     134,108,905
NET ASSETS:
  Beginning of year                                704,627,202      570,518,297
  End of year                                    $ 569,195,860    $ 704,627,202
NET ASSETS CONSIST OF:
  Paid-in surplus                                $ 563,004,432    $ 697,980,427
  Undistributed net investment income                  400,257
  Accumulated net realized gain (loss) on
    security transactions                           (7,975,793)      (2,232,946)
  Unrealized appreciation (depreciation)
    of investments                                  13,766,964        8,879,721
                                                 $ 569,195,860    $ 704,627,202

See notes to financial statements.


18                                                                 Limited Term

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Limited Term Tax Exempt Fund is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on October 19, 1987. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $7,309,501 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:


Limited Term                                                                 19

Notes to Financial Statements
================================================================================

                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994

    Shares sold                                 9,118,327        39,591,132
    Shares issued in reinvestment
      of distributions                          1,925,540         1,930,490
    Shares reacquired                         (24,055,595)      (28,161,712)
    Net (decrease) increase
      in shares outstanding                   (13,011,728)       13,359,910
    Outstanding at beginning
      of year                                  66,469,375        53,109,465
    Outstanding at end of year                 53,457,647        66,469,375

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $123,428,240 and $255,645,841, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $13,766,964 of which $14,646,072 related to appreciated securities and $879,108 related to depreciated securities.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $7,923,300 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of .30% of the average daily net assets of $500 million or less plus .25% of the average daily net assets in excess of $500 million. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $458,100 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $101,585.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $193,495. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $797,200 for the year ended May 31, 1995, of which approximately $637,100 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($69,000) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $55,373 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $30 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $2,132,389, with a weighted average annualized interest rate of 6.39%. At May 31, 1995, the Fund had $5,105,980 outstanding under the line of credit.

20                                                                 Limited Term

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
                                                     May 31, 1995     May 31, 1994     May 31, 1993    May 31, 1992    May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $10.60           $10.74           $10.29          $10.04           $9.92
Income from investment operations:
  Net investment income                                    0.51             0.52             0.55            0.60            0.63
  Net realized and unrealized gain (loss)                  0.04            (0.13)            0.45            0.26            0.13
  on securities
Total from investment operations                           0.55             0.39             1.00            0.86            0.76
Less distributions:
  Dividends from net investment income                    (0.50)           (0.52)           (0.55)          (0.60)          (0.64)
  Distributions from net realized capital gains                            (0.01)                           (0.01)
Total distributions                                       (0.50)           (0.53)           (0.55)          (0.61)          (0.64)
Net asset value, end of year                             $10.65           $10.60           $10.74          $10.29          $10.04
Total return(a)                                            5.41%            3.58%           10.02%           9.04%           8.08%
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                               0.74%            0.70%            0.70%           0.47%           0.56%
    Net investment income                                  4.88%            4.76%            5.10%           5.88%           6.32%
  Assuming no waivers and reimbursements:
    Expenses                                               0.82%            0.79%            0.82%           0.93%           1.00%
    Net investment income                                  4.80%            4.67%            4.98%           5.42%           5.88%
Net assets at end of year (000's)                       $569,196         $704,627         $570,518        $284,479         $67,471
Portfolio turnover rate                                   19.74%           22.16%           19.84%          48.35%         166.77%

(a) The total returns shown do not
    include the effect of
    applicable front-end sales
    charge.


Limited Term                                                                 21

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP LIMITED TERM
TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Limited Term Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Limited Term Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


22                                                                 Limited Term

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Education
               ---------------------------------------------------------------------------------------------------------------------
$      750     Louisiana Public Facilities Authority Revenue - Loyola University - Series A        7.250%    10/01/09  $    816,038
       380     Louisiana Public Facilities Authority Revenue - Loyola College and                  6.750     04/01/10       409,142
               University - Series 1992

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
     3,345     Louisiana Housing Finance Agency - Mortgage Revenue - GNMA Collateralized           6.950     09/01/36     3,519,475
               Mortgage Loan - St. Dominic Assisted Care Facility Project - Series 1995
       500     Louisiana Public Facilities Authority Revenue - Mary Bird Perkins Cancer            6.200     01/01/19       511,585
               Center Project - Series 1994

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
       750     Jefferson Parish, LA Hospital Revenue - Service District Number 1 - Series 1993     5.250     01/01/13       714,382
     1,000     Jefferson Parish, LA Hospital Revenue - Service District Number 1 - Series 1993     5.250     01/01/19       930,950
     1,000     Jefferson Parish, LA Hospital Revenue - Service District Number 2 - Series 1993     5.750     07/01/16       987,910
     1,125     Louisiana Public Facilities Authority Hospital Revenue - Woman's Hospital           7.250     10/01/22     1,146,195
               Foundation - Series 1992
     1,000     Louisiana Public Facilities Authority Hospital Revenue - Lafayette General          6.400     10/01/12     1,047,810
               Medical Center - Series 1992
     2,000     Louisiana Public Facilities Authority Hospital Revenue - Lafayette General          6.500     10/01/22     2,099,620
               Medical Center - Series 1992
     2,090     Louisiana Public Facilities Authority Hospital Revenue - Woman's Hospital           5.950     10/01/14     2,112,091
               Foundation - Series 1994
     1,325     Louisiana Public Facilities Authority Revenue - Alton Ochsner Medical               6.500     05/15/22     1,387,142
               Foundation
       500     Louisiana Public Facilities Authority Revenue - Sisters of Mercy - Series 1993 A    5.500     06/01/13       476,930
       500     Louisiana Public Facilities Authority Revenue - Sisters of Mercy - Series 1993 A    5.000     06/01/19       434,540
     2,500     Louisiana Public Facilities Authority Revenue - General Health Inc. -  Series 1994  6.375     11/01/24     2,586,975
     1,400     Ouachita Parish, LA Hospital Service District Number 1 Revenue -                    7.500     07/01/21     1,493,184
               Glenwood Regional Medical Center - Series 1991
     2,180     St. Tammany Parish, LA Hospital Service District Number 2 - Series 1994             6.250     10/01/14     2,242,174
     2,135     Tangipahoa Parish, LA Hospital Service District Number 1 - Series 1994              6.250     02/01/24     2,197,555

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
       750     Lake Charles, LA Non-Profit Housing Development Corporation Revenue -               7.875     02/15/25       759,750
               Chateau Project
       735     Louisiana Public Facilities Authority Revenue - Walmsley Housing - Series A         7.500     06/01/21       794,469
       500     Louisiana Public Facilities Authority Revenue - Multifamily Housing                 7.750     01/01/16       543,915

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
     1,260     East Baton Rouge, LA Mortgage Finance Authority - Single Family                     7.875     08/01/23     1,345,516
       460     East Baton Rouge, LA Mortgage Finance Authority - Single Family - Series 1993 C     5.350     10/01/14       407,739
       485     East Baton Rouge, LA Mortgage Finance Authority - Single Family - Series 1993 B     5.400     10/01/25       421,533
     1,200     Louisiana Housing Finance Agency - Single Family Mortgage Revenue -                 6.550     12/01/26     1,213,896
               Series 1995 A-2
     1,740     Louisiana Housing Finance Agency - Mortgage Revenue - GNMA Collateralized           7.100     01/20/35     1,830,132
               Mortgage Loan - Villa Maria Retirement Center Project - Series 1993


4                                                                     Louisiana

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$      665     New Orleans, LA Home Mortgage Authority Revenue - Single Family                     7.750%    12/01/22  $    702,007
               Housing - Series 1988
       327     St. Bernard Parish, LA Home Mortgage Authority Revenue - Single Family -            8.000     03/25/12       355,427
               Series A
       381     St. Mary, LA Public Trust Financing Authority - Single Family Housing               7.625     03/25/12       415,136
               Revenue - Series A

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Lake Charles, LA Harbor and Terminal District Port Facilities - Occidental          7.200     12/01/20     1,041,840
               Petroleum Corporation - Series 1992
     2,800     Lake Charles, LA Harbor and Terminal District Port Facilities - Trunkline           7.750     08/15/22     3,095,960
               LNG Company Project - Series 1992
       900     Louisiana State Offshore Terminal Authority - Deepwater Port Revenue -              7.600     09/01/10       983,952
               Series E
       500     Louisiana State Offshore Terminal Authority - Deepwater Port Revenue -              7.200     09/01/08       544,850
               Series B
     2,500     Natchitoches Parish, LA Solid Waste Disposal Revenue - Willamette                   5.875     12/01/23     2,328,950
               Industries Project - Series 1993
     1,500     St. Charles Parish, LA Environmental Improvement Revenue - Louisiana                5.950     12/01/23     1,485,750
               Power and Light Company - Series 1993 B
       500     St. Charles Parish, LA Pollution Control Revenue - Louisiana Power and              8.000     12/01/14       553,355
               Light Company
     1,650     St. Charles Parish, LA Pollution Control Revenue - Union Carbide - Series 1992      7.350     11/01/22     1,730,916
       500     St. Charles Parish, LA Solid Waste Disposal - Louisiana Power and Light             7.000     12/01/22       511,470
               Company - Series 1992 A

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
       685     Louisiana Public Facilities Authority Revenue - Jefferson Parish Eastbank           7.700     08/01/10       763,761
     1,500     Office Facilities Corporation A Louisiana Non-Profit Corporation - Capital          7.750     12/01/10     1,657,380
               Facilities

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
     1,000     New Orleans, LA Audubon Park Commission - Aquarium Revenue - Series 1992A           8.000     04/01/12     1,089,290

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
       355     Greater New Orleans Louisiana Expressway Revenue - Series 1992                      6.000     11/01/16       358,788
       500     Greater New Orleans Louisiana Expressway Revenue - Series 1992                      6.000     11/01/16       510,055
       500     Guam Airport Authority General Revenue - Series 1993 B                              6.600     10/01/10       516,575
     1,500     Guam Airport Authority General Revenue - Series 1993 A                              6.700     10/01/23     1,540,290
       250     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.250     07/01/20       229,458
               Revenue - Series 1993 W
       130     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.250     07/01/21       119,136
               Revenue - Series 1993 X


Louisiana                                                                     5

               Statement of Investments in Securities and Net Assets                                                May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
$    1,500     Louisiana Public Facilities Authority Revenue - Baton Rouge Water Works -           6.400%    02/01/10  $  1,586,640
               Series 1992
       500     Shreveport, LA Water and Sewer Revenue - Series 1993 A                              5.950     12/01/14       507,655

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
     1,000     New Orleans, LA General Obligation - Series 1991                                    0.000     09/01/06       544,320
     2,000     New Orleans, LA General Obligation                                                  0.000     09/01/10       826,440
     2,000     New Orleans, LA General Obligation                                                  0.000     09/01/16       564,760
     1,000     New Orleans, LA General Obligation                                                  0.000     09/01/17       265,490
    10,440     Orleans Parish, LA Public School Board Revenue - Series 1991                        0.000     02/01/15     3,111,538

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Jefferson Parish, LA Home Mortgage Authority - Single Family Mortgage               0.000     05/01/17       259,270
               Revenue - Series 1985
       800     Louisiana Public Facilities Authority Hospital Revenue - Southern Baptist           8.000     05/15/12       969,896
               Hospital
       500     Louisiana Public Facilities Authority Revenue - Sisters of Mercy - Series B         7.375     06/01/19       560,455
     1,000     Louisiana State General Obligation                                                  7.125     09/01/10     1,132,230
       500     St. Charles Parish, LA Public Improvement Sales Tax                                 9.900     11/01/08       519,525
       250     Shreveport, LA Home Mortgage Authority - Single Family Revenue                      6.750     09/01/10       271,808

               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
     1,250     East Baton Rouge Parish, LA Sales and Use Tax - Series 1993 A                       4.900     02/01/18     1,111,888
     1,000     Jefferson Parish, LA Sales Tax District - Special Sales Tax Revenue - Series B      6.750     12/01/06     1,101,130
       500     Lafayette, LA Public Improvement - Sales Tax - Series 1993 B                        5.000     03/01/17       456,630
     1,000     Louisiana Stadium and Exposition District - Hotel Occupancy - Series 1994 A         6.000     07/01/24     1,010,010
     1,500     St. John the Baptist Parish, LA Public Improvement Sales Tax                        7.800     12/01/14     1,625,985

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Guam Government - Series 1993 A                                                     5.375     11/15/13       908,990
       500     Louisiana State General Obligation                                                  5.625     08/01/13       501,935
       300     Commonwealth of Puerto Rico - General Obligation - Series 1993                      5.250     07/01/18       277,695

               Total Investments in Securities - Municipal Bonds (cost $67,583,118) - 99.6%                              71,079,284

               Excess of Other Assets over Liabilities - 0.4%                                                               286,618

               Total Net Assets - 100.0%                                                                               $ 71,365,902

See notes to financial statements.


6                                                                     Louisiana

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================


ASSETS:
  Investments, at market value (cost 67,583,118)                   $71,079,284
  Cash                                                                 182,506
  Receivable for investments sold                                       20,000
  Receivable for Fund shares sold                                      263,580
  Interest receivable                                                1,218,774
  Other                                                                 22,306
    Total assets                                                    72,786,450
LIABILITIES:
  Payable for investments purchased                                    907,215
  Payable for Fund shares reacquired                                   116,010
  Distributions payable                                                332,547
  Accrued expenses                                                      64,776
    Total liabilities                                                1,420,548
NET ASSETS                                                         $71,365,902
  Class A:
  Applicable to 6,307,262 shares of beneficial
  interest issued and outstanding                                  $68,145,474
  Net asset value per share                                        $     10.80
  Class C:
  Applicable to 298,203 shares of beneficial
  interest issued and outstanding                                  $ 3,220,428
  Net asset value per share                                        $     10.80

(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================


INVESTMENT INCOME - INTEREST                                       $ 4,467,529
EXPENSES:
  Distribution fees-Class A (Note E)                                   260,584
  Distribution fees-Class C (Note E)                                    21,744
  Investment advisory fees (Note E)                                    337,219
  Custody and accounting fees                                           91,250
  Transfer agent's fees                                                 51,950
  Registration fees                                                      4,280
  Legal fees                                                             1,095
  Audit fees                                                            15,208
  Reimbursement of organizational expenses (Note F)                     14,418
  Trustees' fees                                                         1,290
  Shareholder services fees (Note E)                                     7,600
  Other                                                                  4,164
  Advisory fees waived (Note E)                                       (240,777)
    Total expenses                                                     570,025
Net investment income                                                3,897,504
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on security transactions                           110,924
  Change in unrealized appreciation (depreciation) of investments    1,861,960
Net gain on investments                                              1,972,884
Net increase in net assets resulting from operations               $ 5,870,388

See notes to financial statements.


Louisiana                                                                      7


(SHIP GRAPHIC) Statements of Changes in Net Assets
====================================================================================================================================

                                                                                                Year Ended          Year Ended
                                                                                               May 31, 1995        May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                        $  3,897,504       $  3,504,673
  Net realized gain (loss) on security transactions                                                 110,924           (122,852)
  Change in unrealized appreciation (depreciation) of investments                                 1,861,960         (2,727,114)
Net increase in net assets resulting from operations                                              5,870,388            654,707
Distributions to shareholders:
  Dividends from net investment income-Class A                                                   (3,785,632)        (3,510,450)
  Dividends from net investment income-Class C                                                     (119,767)           (17,056)
  Distributions from net realized capital gains-Class A                                                               (179,423)
  Distributions in excess of net realized captial gains - Class A                                                      (46,209)
Net decrease in net assets from distributions to shareholders-Class A                            (3,785,632)        (3,736,082)
Net decrease in net assets from distributions to shareholders-Class C                              (119,767)           (17,056)
Fund share transactions:
  Proceeds from shares sold-Class A                                                               8,403,348         18,925,258
  Proceeds from shares sold-Class C                                                               1,810,651          1,581,408
  Net asset value of shares issued in reinvestment of distributions-Class A                       2,245,257          2,159,420
  Net asset value of shares issued in reinvestment of distributions-Class C                          80,923              5,612
  Cost of shares reacquired-Class A                                                             (11,187,669)        (5,710,967)
  Cost of shares reacquired-Class C                                                                (273,344)           (23,418)
Net (decrease) increase in net assets from Fund share transactions-Class A                         (539,064)        15,373,711
Net increase in net assets from Fund share transactions-Class C                                   1,618,230          1,563,602
Total increase in net assets                                                                      3,044,155         13,838,882
NET ASSETS:
  Beginning of year                                                                              68,321,747         54,482,865
  End of year                                                                                  $ 71,365,902       $ 68,321,747
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                              $ 67,927,873       $ 66,856,602
  Accumulated net realized gain (loss) on security transactions                                     (58,137)          (169,061)
  Unrealized appreciation (depreciation) of investments                                           3,496,166          1,634,206
                                                                                               $ 71,365,902       $ 68,321,747

See notes to financial statements.


8                                                                     Louisiana

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Louisiana Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on September 12, 1989. On February 2, 1994, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of


Louisiana                                                                      9

Notes to Financial Statements
================================================================================

    securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:
                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994
    CLASS A
    Shares sold                                   814,297         1,718,305
    Shares issued in reinvestment
      of distributions                            218,176           195,827
    Shares reacquired                          (1,100,408)         (525,464)
    Net (decrease) increase in
      shares  outstanding                         (67,935)        1,388,668
    Outstanding at beginning
      of year                                   6,375,197         4,986,529
    Outstanding at end of year                  6,307,262         6,375,197

                                                                  Period From
                                                Year Ended      February 2, 1994
                                               May 31, 1995      to May 31, 1994
    CLASS C
    Shares sold                                   173,642           144,959
    Shares issued in reinvestment
      of distributions                              7,881               536
    Shares reacquired                             (26,574)           (2,241)
    Net increase in shares
      outstanding                                 154,949           143,254
    Outstanding at beginning
      of period                                   143,254             - 0 -
    Outstanding at end of period                  298,203           143,254

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $30,022,514 and $29,382,234, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $3,496,166 of which $3,808,984 related to appreciated securities and $312,818 related to depreciated securities.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $58,100 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $240,777 of its advisory fees.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospect uses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $22,784 and $2,389 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Dis-

10                                                                     Louisiana

Notes to Financial Statements
================================================================================

    tributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $246,500 for the year ended May 31, 1995, of which approximately $215,000 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $1,300 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($72,000) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $57,711 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $3 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $180,936, with a weighted average annualized interest rate of 6.26%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


Louisiana                                                                     11

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                       Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
CLASS A                                                May 31, 1995    May 31, 1994    May 31, 1993    May 31, 1992     May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $10.48          $10.93          $10.30          $10.02           $9.63
Income from investment operations:
  Net investment income                                     0.60            0.61            0.64            0.65            0.66
  Net realized and unrealized gain                          0.32           (0.40)           0.67            0.35            0.40
  (loss) on securities
Total from investment operations                            0.92            0.21            1.31            1.00            1.06
Less distributions:
  Dividends from net investment                            (0.60)          (0.62)          (0.63)          (0.65)          (0.67)
  income
  Distributions from net realized                                          (0.03)          (0.05)          (0.07)
  capital gains
  Distributions in excess of net                                           (0.01)
  realized capital gains
Total distributions                                        (0.60)          (0.66)          (0.68)          (0.72)          (0.67)
Net asset value, end of year                              $10.80          $10.48          $10.93          $10.30          $10.02
Total return(a)                                             9.20%           1.77%          13.12%          10.35%          11.47%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                                0.83%           0.66%           0.61%           0.49%           0.38%
    Net investment income                                   5.80%           5.56%           5.95%           6.43%           6.79%
  Assuming no waivers and
  reimbursements:
    Expenses                                                1.18%           1.12%           1.16%           1.22%           1.17%
    Net investment income                                   5.45%           5.10%           5.40%           5.70%           6.00%
Net assets at end of year (000's)                         $68,145         $66,821         $54,483         $38,873         $27,762
Portfolio turnover rate                                    43.90%          22.40%          29.25%          42.51%          57.02%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge.


12                                                                    Louisiana

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
===============================================================================

                                                                 Period From
                                               Year Ended   February 2, 1994 to
CLASS C                                       May 31, 1995      May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period             $10.48           $11.29
Income from investment operations:
  Net investment income                            0.54             0.16
  Net realized and unrealized gain                 0.32            (0.81)
  (loss) on securities
Total from investment operations                   0.86            (0.65)
Less distributions:
  Dividends from net investment                   (0.54)           (0.16)
  income
Total distributions                               (0.54)           (0.16)
Net asset value, end of period                   $10.80           $10.48
Total return(a)                                    8.59%          (17.21%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                       1.37%            1.23%
    Net investment income                          5.21%            4.79%
  Assuming no waivers and
  reimbursements:
    Expenses                                       1.73%            1.68%
    Net investment income                          4.85%            4.34%
Net assets at end of period (000's)               $3,220           $1,501
Portfolio turnover rate                           43.90%           22.40%

(a)The total returns shown do not
   include the effect of applicable
   contingent deferred sales charge
   and are annualized where
   appropriate.


Louisiana                                                                    13

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP LOUISIANA
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Louisiana Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Louisiana Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


14                                                                     Louisiana

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$    2,500     Eastern Michigan University General Revenue - Series 1992                           6.375%    06/01/14  $  2,610,200
     1,000     Grand Valley, MI State University Revenue                                           7.875     10/01/08     1,126,600
     1,000     Michigan State University Revenues - Series 1992 A                                  6.250     08/15/15     1,038,090
     3,000     Michigan State University Revenues - Series 1992 A                                  5.500     08/15/22     2,853,690
     5,490     Michigan State University Revenues - Series A                                       5.500     08/15/22     5,360,820
     1,000     Oakland County, MI Economic Development Corporation - Limited Obligation            6.900     11/01/14     1,086,490
               Revenue -Cranbrook Educational Community Project - Series 1994 C
     2,000     Western Michigan University Revenue - Series 1991 B                                 6.500     07/15/21     2,116,040
     1,000     Western Michigan University Revenue - Series 1992A                                  6.250     11/15/12     1,049,420

               General Obligations
               --------------------------------------------------------------------------------------------------------------------
     1,500     Portage Lake, MI Water and Sewage Authority - Houghton County,                      6.200     10/01/20     1,552,185
               Michigan - General Obligation Limited Tax - Series 1995

               Health Care
               --------------------------------------------------------------------------------------------------------------------
       475     Independence, MI Economic Development Corporation Revenue                           9.400     08/01/17       496,560

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       500     Farmington Hills, MI Hospital Finance Authority - Botsford General Hospital -       6.500     02/15/11       534,175
               Series 1992A
     2,700     Farmington Hills, MI Hospital Finance Authority - Botsford General Hospital -       6.500     02/15/22     2,838,753
               Series 1992A
     1,180     Kalamazoo, MI Hospital Finance Authority Facility Revenue - Bronson                 6.375     05/15/17     1,236,180
               Methodist Hospital - Series 1992 A
     1,290     Kent County, MI Hospital Facilities Revenue - Pine Rest Christian Hospital          6.500     11/01/10     1,381,306
       930     Marquette, MI City Hospital Finance Authority Revenue - Marquette General           7.500     04/01/07     1,009,878
               Hospital - Series C
     2,240     Marquette, MI City Hospital Finance Authority Revenue - Marquette General           7.500     04/01/19     2,432,394
               Hospital - Series C
       500     Michigan State Hospital Finance Authority Revenue - Sisters of Mercy                6.250     02/15/22       512,405
               Health Corporation - Series 1992 M
       750     Michigan State Hospital Finance Authority Revenue - Henry Ford Health               5.750     09/01/17       736,980
               System - Series 1992
     3,000     Michigan State Hospital Finance Authority Revenue - Memorial Hospital               7.375     01/01/03     3,083,760
               Owosso Michigan - Series A
     3,000     Michigan State Hospital Finance Authority Revenue - St. John Hospital -             6.000     05/15/13     3,037,980
               Series 1993A
     6,500     Michigan State Hospital Finance Authority Revenue - Detroit Medical Center -        6.500     08/15/18     6,635,200
               Series 1993A
        10     Michigan State Hospital Finance Authority Revenue - Harper, Grace, and              10.000    10/01/16        10,388
               Huron Valley Hospitals - Series A
     1,000     Michigan State Hospital Finance Authority Revenue - Oakland General                 7.000     07/01/15     1,084,340
               Hospital - Series 1989
     1,000     Michigan State Hospital Finance Authority Revenue - Henry Ford Health               7.000     07/01/10     1,075,090
               System - Series A
     1,000     Michigan State Hospital Finance Authority Revenue - Sparrow Group                   6.500     11/15/11     1,048,260
     2,840     Pontiac, MI Hospital Finance Authority Revenue - NOMC Group - Series 1993           6.000     08/01/23     2,403,918
     2,750     Royal Oak, MI Hospital Finance Authority Revenue - William Beaumont                 6.750     01/01/20     2,949,678
               Hospital - Series 1991D

4                                                                      Michigan

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value
$    1,500     Royal Oak, MI Hospital Finance Authority Revenue - William Beaumont                 6.250%    01/01/19  $  1,541,970
               Hospital - Series 1992F
     2,585     Royal Oak, MI Hospital Finance Authority Revenue - William Beaumont                 6.625     01/01/19     2,699,050
               Hospital - Series 1992E
     2,000     Saginaw, MI Hospital Finance Authority Revenue - Saginaw General Hospital           7.625     10/01/08     2,141,300
       500     Saginaw, MI Hospital Finance Authority Revenue - St. Luke's Hospital - Series C     6.750     07/01/17       536,685
     3,000     University of Michigan Hospital Revenue - Series A                                  5.500     12/01/21     2,859,450
     1,500     University of Michigan Hospital Revenue                                             6.375     12/01/24     1,525,320
     3,500     University of Michigan University Revenues - Medical Service Plan                   6.500     12/01/21     3,684,135

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
       750     Grand Rapids, MI Housing Finance Authority - Multifamily                            7.625     09/01/23       810,570
       545     Michigan State Housing Development Authority - Multifamily - Series A               8.625     07/01/03       563,372
     6,000     Michigan State Housing Development Authority - Section 8 - Series I                 0.000     04/01/14       887,460
     1,000     Michigan State Housing Development Authority Revenue - Walled Lake Villa            6.000     04/15/18     1,000,740
     5,000     Michigan State Housing Development Authority Revenue - Rental Housing -             7.550     04/01/23     5,355,000
               Series B
       500     Michigan State Housing Development Authority Revenue - Rental Housing -             7.100     04/01/21       526,175
               Series B
     1,175     Michigan State Housing Development Authority Revenue - Rental Housing -             5.900     04/01/23     1,152,828
               Series 1993 A

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       730     Michigan State Housing Development Authority - Single Family - Series A             7.700     12/01/16       775,048
     1,280     Michigan State Housing Development Authority - Single Family - Series A             7.500     06/01/15     1,368,346
     3,250     Michigan State Housing Development Authority - Single Family - Series C             7.550     12/01/15     3,468,562
     2,000     Michigan State Housing Development Authority - Single Family - Series A             6.450     12/01/14     2,079,880
     3,930     Michigan State Housing Development Authority - Single Family - Series C             6.500     06/01/16     4,035,638
       500     Michigan State Housing Development Authority - Single Family - Series A             6.800     12/01/16       523,400

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
       700     Michigan State Strategic Fund Revenue - Detroit Edison Company - Pollution          6.050     10/01/23       711,214
               Control Project
     2,500     Michigan State Strategic Fund Revenue - Ford Motor Company                          7.100     02/01/06     2,745,125
     2,500     Michigan State Strategic Fund Revenue - Detroit Edison Company                      6.875     12/01/21     2,713,750
     3,585     Michigan State Strategic Fund Revenue - Detroit Edison Company - Pollution          6.500     02/15/16     3,789,704
               Control Project - Series 1992
     3,500     Michigan State Strategic Fund Revenue - Detroit Edison Company - Series 1994        6.450     06/15/24     3,703,980
     2,725     Monroe County, MI Pollution Control Revenue - Detroit Edison Company - Series A    10.500     12/01/16     2,890,680

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
     1,000     Michigan State Building Authority Revenue - Series I                                6.750     10/01/11     1,085,800
     5,000     Michigan State Building Authority Revenue - Series I                                6.250     10/01/20     5,067,400
     9,585     Michigan State Building Authority Revenue - Series 1991 I                           6.250     10/01/20     9,714,206

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
     2,260     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/12     2,394,922
               Revenue - Series V
       750     Wayne Charter County, MI Airport Revenue - Detroit Metropolitan Airport -           5.875     12/01/08       778,268
               Series A


Michigan                                                                      5

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)

      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
$    1,000     Bay City, MI Electric Utility System Revenue                                        6.600%    01/01/12  $  1,068,480
       540     Michigan Public Power Agency Revenue - Belle River Project - Series A               5.250     01/01/18       504,765
     3,000     Michigan State South Central Power Agency - Power Supply System                     7.000     11/01/11     3,206,790
               Revenue - Series 1994
     5,200     Wyandotte, MI Electric Revenue Refunding - Series 1992                              6.250     10/01/17     5,385,276

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
     2,500     Detroit, MI Sewer Disposal Revenue                                                  6.625     07/01/21     2,668,000
     1,000     Detroit, MI Water Supply System Revenue - Series 1992                               6.375     07/01/22     1,035,060
     1,000     Grand Rapids, MI Sanitary Sewer System Improvement Revenue - Series 1990            7.000     01/01/16     1,071,800
     3,250     Michigan Municipal Bond Authority Revenue - State Revolving Fund -                  6.550     10/01/13     3,481,562
               Series 1992 A
     1,000     Michigan Municipal Bond Authority Revenue - State Revolving Fund -                  6.500     10/01/14     1,072,070
               Series 1994
     1,000     Michigan Municipal Bond Authority Revenue - State Revolving Fund -                  6.500     10/01/17     1,062,590
               Series 1994
     2,000     Western Townships Michigan Utility Authority - Sewer Disposal System                8.200     01/01/18     2,258,020
     3,600     Western Townships Michigan Utility Authority - Sewer Disposal System -              6.500     01/01/19     3,758,076
               Series 1991

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
     2,000     Allendale, MI Public School District - General Obligation - Ottawa County -         6.000     05/01/19     2,038,380
               Series 1994
     5,000     Brighton, MI Area School District - Series II                                       0.000     05/01/20     1,118,750
     4,625     Cedar Springs, MI Public Schools - Kent and Newaygo Counties, Michigan -            5.875     05/01/19     4,702,052
               School Building and Site - General Obligation Unlimited Tax - Series 1995
     1,000     Coldwater, MI Public School District - General Obligation - Series 1994             6.300     05/01/23     1,043,260
       750     Detroit, MI General Obligation - Series 1991                                        8.000     04/01/11       819,878
       500     East Lansing, MI Building Authority                                                 7.000     10/01/16       527,495
     2,430     Garden City, MI School District - Wayne County, Michigan - General                  6.400     05/01/11     2,595,337
               Obligation Unlimited Tax - Series 1994
     2,000     Goodrich, MI School District - Genesee, Oakland and Lapeer Counties,                5.875     05/01/24     2,022,940
               Michigan - School Building and Site Refunding - General Obligation Unlimited Tax - Series 1995
       750     Hudsonville, MI Building Authority Revenue - Ottawa County - Series 1992            6.600     10/01/17       809,715
       500     Huron Valley, MI School District - Series 1993                                      6.125     05/01/20       511,715
     3,000     Huron Valley, MI School District                                                    0.000     05/01/16       864,090
       600     Ingham County, MI Building Authority                                                7.400     05/01/08       662,706
     3,000     Kent County, MI Refuse Disposal System Revenue                                      8.400     11/01/10     3,335,460
     1,300     Laingsburg, MI Community School District - General Obligation - Series 1991         6.375     05/01/21     1,345,903
     4,000     Lake Orion, MI Community School District - Oakland County, Michigan -               7.000     05/01/15     4,518,120
               School Building and Site - General Obligation Unlimited Tax - Series 1994
     2,000     Lansing, MI Building Authority Revenue - Ingham and Eaton Counties -                5.600     06/01/19     1,956,080
               Series 1995
       555     Livingston County, MI Building Authority                                            6.000     07/01/10       559,951
     2,700     Livonia, MI General Obligation - Public Schools School District - Wayne             0.000     05/01/08     1,309,689
               County Site and School Building - Series 1992 II
     1,000     Menominee, MI General Obligation Public School District                             6.000     05/01/20     1,020,140
       250     Michigan Municipal Bond Authority Revenue - Local Government - Series C             7.250     05/01/20       275,012


6                                                                      Michigan

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value
$    1,850     Michigan Municipal Bond Authority Revenue - Local Government - Series A             8.625%    11/01/16  $  2,059,772
       500     Michigan Municipal Bond Authority Revenue - Local Government - Series B             7.250     11/01/10       544,505
     2,800     Michigan Municipal Bond Authority Revenue - Local Government - Series C             0.000     06/15/08     1,348,956
     3,000     Michigan Municipal Bond Authority Revenue - Local Government - Series C             0.000     06/15/15       912,210
     4,610*    Mona Shores, MI Public Schools District - Muskegon County, Michigan -               5.500     05/01/14     4,493,367
               School Building and Site - General Obligation Unlimited Tax - Series 1995
     1,000     Mt. Pleasant, MI Public School District - General Obligation - Isabella             6.100     05/01/10     1,029,660
               County - Series 1994
     1,000     Okemos, MI General Obligation - Public School District                              0.000     05/01/17       270,820
     1,020     Okemos, MI General Obligation - Public School District                              0.000     05/01/18       259,090
     2,635     Pontiac, MI Street Improvement Revenue                                              8.400     06/01/00     2,863,033
       200     Commonwealth of Puerto Rico Municipal Finance Agency - Series 1994 A                6.000     07/01/14       206,696
       750     South Lyon, MI Community School District - General Obligation - Series 1991         6.250     05/01/14       774,975
     2,500     Waterford, MI School District - Oakland County, Michigan - School District -        6.250     06/01/13     2,612,625
               General Obligation Unlimited Tax - Series 1995
     2,470     Waterford, MI School District - Oakland County, Michigan - School District -        6.375     06/01/14     2,602,787
               General Obligation Unlimited Tax - Series 1995
     5,000     Wayland, MI Union School District - Allegan, Barry and Kent Counties -              6.250     05/01/14     5,225,050
               General Obligation Unlimited Tax - School Building and Site - Series 1994
       750     Wayne County, MI Ecorse Creek Pollution Abatement Drain Number 1 -                  7.500     11/01/09       818,828
               Phase III - Drainage District - Series 1988
     2,555     West Ottawa, MI Public Schools - Ottawa County, Michigan - General                  0.000     05/01/17       691,945
               Obligation Unlimited Tax - Series 1992
     1,850     Zeeland, MI Public Schools Building Site - Ottawa and Allegan Counties -            6.050     05/01/19     1,880,914
               General Obligation - Series 1994 B

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
     1,895     Buena Vista, MI School District - School Building and Site - General                7.200     05/01/16     2,169,093
               Obligation Unlimited Tax - Saginaw County, Michigan - Series 1991
     1,000     Central Michigan University General Revenue                                         7.000     10/01/10     1,125,940
       300     Detroit, MI City School District - Wayne County School                              7.750     05/01/10       345,225
     1,650     Detroit, MI City School District - Wayne County, Michigan - School                  7.150     05/01/11     1,886,346
               Building and Site - Unlimited Tax General Obligation - Series 1991
     1,000     Detroit, MI Sewer Disposal Revenue                                                  7.125     07/01/19     1,106,220
     1,500     Detroit, MI Water Supply System Revenue                                             7.875     07/01/19     1,674,900
     2,000     Detroit, MI Water Supply System Revenue                                             7.250     07/01/20     2,269,440
     1,250     Eastern Michigan University Revenue - Special Projects Student Fee                  7.875     10/01/14     1,323,850
     1,580     Grand Rapids, MI Water Supply System Revenue                                        7.875     01/01/18     1,742,471
     3,000     Grand Rapids, MI Water Supply System Revenue                                        7.250     01/01/20     3,373,710
     1,000     Grand Traverse County, MI Hospital Finance Authority Revenue - Munson               7.625     12/01/15     1,070,650
               Medical Center
     2,500     Haslett, MI Public School District                                                  7.500     05/01/20     2,829,750
       500     Holland, MI Electric Revenue - Ottawa and Allegan Counties                          6.600     07/01/10       538,355
     2,000     Huron Valley, MI School District                                                    7.100     05/01/08     2,270,140
       500     Ingham County, MI Ingham Medical Center Revenue                                     8.300     05/01/01       518,760
       775     Mattawan, MI Consolidated School District                                           7.550     05/01/14       854,740
       775     Mattawan, MI Consolidated School District                                           7.550     05/01/15       854,740
       825     Menominee, MI Area Public School District                                           7.400     05/01/20       937,200
     3,000     Michigan Higher Education Facilities Authority Revenue - Aquinas College            7.350     05/01/11     3,282,180
       250     Michigan State Hospital Finance Authority Revenue - Henry Ford Hospital -           8.875     05/01/00       296,072
               Series B


Michigan                                                                      7

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value
$    1,310     Michigan State Hospital Finance Authority Revenue - Henry Ford Health               8.000%    05/01/08  $  1,382,757
               System - Series A
     1,000     Michigan State Hospital Finance Authority Revenue - Mercy Medical                   7.750     06/01/07     1,110,740
               Hospital - Series A
     6,000     Michigan State Hospital Finance Authority Revenue - Oakwood Hospital                7.100     07/01/18     6,767,940
       800     Michigan State Hospital Finance Authority Revenue - Sisters of Mercy                7.200     02/15/18       912,568
               Health Corporation
     2,460     Oakland County, MI Economic Development Authority - Pontiac                         9.625     01/01/20     2,982,553
               Osteopathic Hospital
     1,800     Commonwealth of Puerto Rico Highway Authority - Series Q                            7.750     07/01/16     2,096,388
     1,040     Rockford, MI Public Schools                                                         7.375     05/01/19     1,172,007
       620     Saginaw Valley State College - Michigan Housing and Auxiliary Facilities            8.125     07/01/10       678,144
               Revenue - Series C
     7,000     Vicksburg, MI Community Schools                                                     0.000     05/01/20     1,460,200
       500     Western Michigan University Revenue - Series A                                      6.500     07/15/21       556,020

               Resource Recovery
               --------------------------------------------------------------------------------------------------------------------
     1,750     Greater Detroit Resource Recovery Authority - Michigan Revenue - Series G           9.250     12/13/08     1,830,150

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
     1,000     Battle Creek, MI Downtown Development Authority - Calhoun County,                   7.600     05/01/16     1,083,350
               State of Michigan - Development - Series 1994
     1,800     Battle Creek, MI Tax Increment Finance Authority - Calhoun County, State            7.400     05/01/16     1,945,602
               of Michigan - Development - Series 1994
     1,650     Grand Rapids, MI Downtown Development Authority - Tax Increment                     6.875     06/01/24     1,825,890
               Revenue - Series 1994
       510     Livingston County, MI Drainage District - Genoa-Oceola Sanitary Sewer Drain         6.000     05/01/07       528,008
       510     Livingston County, MI Drainage District - Genoa-Oceola Sanitary Sewer Drain         6.000     05/01/08       526,182
       210     Livingston County, MI Drainage District - Genoa-Oceola Sanitary Sewer Drain         6.000     05/01/09       215,914
     5,500     Michigan Municipal Bond Authority Revenue - Local Government                        0.000     12/01/07     2,764,300
     1,500     Michigan State Comprehensive Transportation Revenue - Series 1992 A                 5.500     05/15/22     1,427,220
     1,000     Michigan State Trunk Line Fund - Series 1992 A                                      5.500     10/01/21       953,180
     1,550     Michigan State Trunk Line Fund - Series 1992 A                                      5.500     10/01/21     1,477,429
     2,000     Michigan State Trunk Line Fund - Series 1992 B-2                                    5.500     10/01/21     1,906,360

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       400     Commonwealth of Puerto Rico - Public Improvement - General Obligation -             5.375     07/01/22       384,812
               Series 1995
     3,125     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     3,258,031
     2,370     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23     2,506,085
     1,200     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.900     07/01/07     1,336,812
               Series A

               Total Investments in Securities - Municipal Bonds (cost $266,902,506) - 99.2%                            285,193,577

               Excess of Other Assets over Liabilities - 0.8%                                                             2,308,877

               Total Net Assets - 100.0%                                                                               $287,502,454

*Securities purchased on a "when issued" basis.
See notes to financial statements.


8                                                                      Michigan

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $266,902,506)                  $285,193,577
  Receivable for investments sold                                      3,370,982
  Receivable for Fund shares sold                                        595,560
  Interest receivable                                                  4,804,121
  Other                                                                   23,688
    Total assets                                                     293,987,928
LIABILITIES:
  Bank Overdraft                                                         299,843
  Payable for investments purchased                                    4,442,813
  Payable for Fund shares reacquired                                     150,394
  Distributions payable                                                1,339,221
  Accrued expenses                                                       253,203
    Total liabilities                                                  6,485,474
NET ASSETS                                                          $287,502,454
  Class A:
  Applicable to 21,601,829 shares of beneficial interest            $250,380,353
  issued and outstanding
  Net asset value per share                                         $      11.59
  Class C:
  Applicable to 3,207,012 shares of beneficial interest             $ 37,122,101
  issued and outstanding
  Net asset value per share                                         $      11.58


(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 17,936,213
EXPENSES:
  Distribution fees - Class A (Note E)                                  952,982
  Distribution fees - Class C (Note E)                                  311,853
  Investment advisory fees (Note E)                                   1,355,298
  Custody and accounting fees                                           107,950
  Transfer agent's fees                                                 168,075
  Registration fees                                                      16,049
  Legal fees                                                              4,015
  Audit fees                                                             20,503
  Trustees' fees                                                          4,775
  Shareholder services fees (Note E)                                     31,920
  Other                                                                  11,680
  Advisory fees waived (Note E)                                        (626,290)
    Total expenses                                                    2,358,810
Net investment income                                                15,577,403
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on security transactions                            748,965
  Change in unrealized appreciation (depreciation)                    5,974,456
  of investments
Net gain on investments                                               6,723,421
Net increase in net assets resulting from operations               $ 22,300,824

See notes to financial statements.


9                                                                      Michigan

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                   Year Ended        Year Ended
INCREASE (DECREASE) IN NET ASSETS                 May 31, 1995      May 31, 1994
Operations:
  Net investment income                         $  15,577,403     $  14,332,775
  Net realized gain (loss) on
  security transactions                               748,965        (2,260,911)
  Change in unrealized appreciation
  (depreciation) of investments                     5,974,456        (8,632,654)
Net increase in net assets resulting
from operations                                    22,300,824         3,439,210
Distributions to shareholders:
  Dividends from net investment
  income - Class A                                (13,802,197)      (13,622,482)
  Dividends from net investment
  income - Class C                                 (1,718,167)         (819,132)
  Distributions from net realized
  capital gains - Class A                                              (125,156)
  Distributions from net realized
  capital gains - Class C                                                (8,988)
  Distributions in excess of net
  realized capital gains - Class A                                     (452,530)
  Distributions in excess of net
  realized capital gains - Class C                                      (32,626)
Net decrease in net assets from
distributions to shareholders - Class A           (13,802,197)      (14,200,168)
Net decrease in net assets from
distributions to shareholders - Class C            (1,718,167)         (860,746)
Fund share transactions:
  Proceeds from shares sold - Class A              31,899,426        48,291,621
  Proceeds from shares sold - Class C              12,496,961        32,525,352
  Net asset value of shares issued in
  reinvestment of distributions - Class A           7,703,995         7,887,118
  Net asset value of shares issued in
  reinvestment of distributions - Class C           1,136,107           492,525
  Cost of shares reacquired - Class A             (38,141,919)      (30,547,691)
  Cost of shares reacquired - Class C              (7,407,668)       (1,324,807)
Net increase in net assets from Fund
share transaction - Class A                         1,461,502        25,631,048
Net increase in net assets from Fund
share transaction - Class C                         6,225,400        31,693,070
Total increase in net assets                       14,467,362        45,702,414
NET ASSETS:
  Beginning of year                               273,035,092       227,332,678
  End of year                                   $ 287,502,454     $ 273,035,092
NET ASSETS CONSIST OF:
  Paid-in surplus                               $ 271,150,903     $ 263,464,001
  Undistributed net investment income                  57,039
  Accumulated net realized gain (loss)
  on security transactions                         (1,996,559)       (2,745,524)
  Unrealized appreciation (depreciation)
  of investments                                   18,291,071        12,316,615
                                                $ 287,502,454     $ 273,035,092

See notes to financial statements.


10                                                                     Michigan

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Michigan Triple Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on June 27, 1985. On June 22, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a


Michigan                                                                     11

Notes to Financial Statements
================================================================================

    municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $4,426,614 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:
                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994
    CLASS A
    Shares sold                                 2,859,234         4,086,517
    Shares issued in reinvestment
      of distributions                            691,869           664,441
    Shares reacquired                          (3,424,769)       (2,585,708)
    Net increase in shares
      outstanding                                 126,334         2,165,250
    Outstanding at beginning
      of year                                  21,475,495        19,310,245
    Outstanding at end of year                 21,601,829        21,475,495

                                                                 Period From
                                               Year Ended       June 22, 1993
                                              May 31, 1995     to May 31, 1994
    CLASS C
    Shares sold                                 1,121,353         2,729,946
    Shares issued in reinvestment
      of distributions                            102,187            41,926
    Shares reacquired                            (674,994)         (113,406)
    Net increase in shares
      outstanding                                 548,546         2,658,466
    Outstanding at beginning
      of period                                 2,658,466             - 0 -
    Outstanding at end of period                3,207,012         2,658,466

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $107,362,816 and $98,196,844, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $18,291,071 of which $18,893,562 related to appreciated securities and $602,491 related to depreciated securities.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $1,997,100 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $626,290 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $72,276.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $84,011 and $29,349 for Class A and Class C shares,

12                                                                     Michigan

Notes to Financial Statements
================================================================================

    respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $593,700 for the year ended May 31, 1995, of which approximately $513,100 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $20,400 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $12 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $499,955, with a weighted average annualized interest rate of 6.18%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


Michigan                                                                     13

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
CLASS A                                              May 31, 1995     May 31, 1994     May 31, 1993    May 31, 1992    May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $11.31           $11.77           $11.12          $10.80          $10.61
Income from investment operations:
  Net investment income                                    0.65             0.66             0.68            0.69            0.69
  Net realized and unrealized gain                         0.28            (0.43)            0.65            0.32            0.20
  (loss) on securities
Total from investment operations                           0.93             0.23             1.33            1.01            0.89
Less distributions:
  Dividends from net investment                           (0.65)           (0.66)           (0.68)          (0.69)          (0.70)
  income
  Distributions from net realized                                          (0.01)
  capital gains
  Distributions in excess of net                                           (0.02)
  realized capital gains
Total distributions                                       (0.65)           (0.69)           (0.68)          (0.69)          (0.70)
Net asset value, end of year                             $11.59           $11.31           $11.77          $11.12          $10.80
Total return(a)                                            8.57%            1.87%           12.27%           9.74%           8.73%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                               0.80%            0.75%            0.81%           0.81%           0.90%
    Net investment income                                  5.82%            5.56%            5.85%           6.34%           6.56%
  Assuming no waivers and
  reimbursements:
    Expenses                                               1.03%            1.02%            1.02%           1.01%           1.03%
    Net investment income                                  5.59%            5.29%            5.64%           6.14%           6.43%
Net assets at end of year(000's)                        $250,380         $242,993         $227,333        $176,584        $134,243
Portfolio turnover rate                                   36.57%           27.78%            9.55%          11.48%          23.01%

(a) The total returns shown do not
    include the effect of
    applicable front-end sales
    charge.


14                                                                     Michigan

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
===============================================================================

                                                            Period From
                                            Year Ended    June 22, 1993 to
CLASS C                                    May 31, 1995     May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period          $11.30          $11.86
Income from investment operations:
  Net investment income                         0.58            0.54
  Net realized and unrealized gain              0.28           (0.52)
  (loss) on securities
Total from investment operations                0.86            0.02
Less distributions:
  Dividends from net investment                (0.58)          (0.55)
  income
  Distributions from net realized                              (0.01)
  capital gains
  Distributions in excess of net                               (0.02)
  realized capital gains
Total distributions                            (0.58)          (0.58)
Net asset value, end of period                $11.58          $11.30
Total return(a)                                 7.98%           0.19%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                    1.35%           1.25%
    Net investment income                       5.25%           4.89%
  Assuming no waivers and
  reimbursements:
    Expenses                                    1.58%           1.61%
    Net investment income                       5.02%           4.53%
Net assets at end of period (000's)           $37,122         $30,042
Portfolio turnover rate                        36.57%          27.78%

(a) The total returns shown do not
    include the effect of
    applicable contingent deferred
    sales charge and are annualized
    where appropriate.


Michigan                                                                     15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP MICHIGAN
TRIPLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Michigan Triple Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Michigan Triple Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


16                                                                     Michigan

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Education
               ---------------------------------------------------------------------------------------------------------------------
$    1,500     Missouri State Health and Educational Facilities Authority Revenue - Saint          6.350%    10/01/14   $ 1,550,340
               Louis University High School - Series 1994
     1,155     Northwest Missouri State University Recreational Facilities Revenue - Series 1992   6.375     06/01/13     1,218,178
       795     Northwest Missouri State University Housing System Improvement Revenue -            6.375     12/01/13       839,520
               Series 1992
       945     University of Puerto Rico System Revenue - Series 1995 N                            0.000     06/01/09       443,318
       500     University of Puerto Rico System Revenue - Series 1995 N                            0.000     06/01/13       184,370

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
       415     Dent County, MO Industrial Development Authority Revenue - Southeast                8.500     06/01/12       444,457
               Community Treatment Center Project- Series 1992
       775     Farmington, MO Industrial Development Authority Revenue - Southeast                 8.500     06/01/12       830,010
               Community Treatment Center Project - Series 1992
     4,565     St. Louis County, MO Industrial Development Authority - Health Facilities           7.375     02/01/14     4,875,831
               Revenue - Lutheran Health Care Association - Series 1992A
     2,650     St. Louis County, MO Industrial Development Authority - Lutheran Health             7.625     02/01/22     2,847,955
               Care Association - Series 1992A

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
       400     Audrain County, MO Hospital Revenue - Audrain Medical Center                        7.350     11/01/08       457,116
     1,000     Jackson County, MO Industrial Development Authority Health Care Revenue -           6.500     07/01/19       960,050
               St. Joseph Hospital - Series 1992
       500     Jackson County, MO Industrial Development Authority Health Care Revenue -           5.750     07/01/24       494,390
               Carondelet Health System - St. Mary's Hospital - Series 1994
     6,250     Jackson County, MO Industrial Development Authority Health Care Revenue -           6.500     07/01/19     6,614,000
               St. Joseph Hospital - Series 1992
     2,000     Jackson County, MO Industrial Development Authority Health Care Revenue -           6.500     07/01/12     2,144,320
               St. Joseph Hospital - Series 1992
       250     Joplin, MO Catholic Health Corporation Industrial Development Authority             7.125     06/01/14       266,385
               Facilities Revenue - St. John's Regional Medical Center
     2,565     Missouri State Health and Educational Facilities Authority Revenue - Health         6.250     02/15/12     2,673,910
               Midwest - Series 1992B
     4,675     Missouri State Health and Educational Facilities Authority Revenue - Health         6.250     02/15/22     4,823,151
               Midwest - Series 1992B
       555     Missouri State Health and Educational Facilities Authority Revenue -                6.875     11/15/04       575,457
               Heartland Health Systems - Series 1992
     2,000     Missouri State Health and Educational Facilities Authority Revenue - SSM            6.250     06/01/07     2,133,160
               Health Care - Series 1992AA
     2,000     Missouri State Health and Educational Facilities Authority Revenue - SSM            6.250     06/01/16     2,080,880
               Health Care - Series 1992AA
     1,000     Missouri State Health and Educational Facilities Authority Revenue -                6.350     11/15/17     1,049,210
               Heartland Health Systems - Series 1992
       915     Missouri State Health and Educational Facilities Authority Revenue -                6.000     08/15/23       805,200
               Jefferson Memorial Hospital - Series 1993
       650     Missouri State Health and Educational Facilities Authority Revenue - BJC            6.500     05/15/20       676,858
               Health System - Series 1994 A
     6,300     Missouri State Health and Educational Facilities Authority Revenue - Lester         0.000     09/01/22     1,212,309
               E. Cox Medical Centers - Series 1992 H


4                                                                      Missouri

               Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    4,000     Missouri State Health and Educational Facilities Authority Revenue - Lester         0.000%    09/01/17  $  1,048,280
               E. Cox Medical Centers - Series 1992 H
     5,690     Missouri State Health and Educational Facilities Authority Revenue - Lester         0.000     09/01/21     1,151,428
               E. Cox Medical Centers - Series 1992 H
       200     Missouri State Health and Educational Facilities Authority Revenue -                8.125     10/01/10       228,360
               Heartland Health Systems
       100     Missouri State Health and Educational Facilities Authority Revenue - Lake of        8.000     02/15/11       104,766
               the Ozarks Hospital
       300     Missouri State Health and Educational Facilities Authority Revenue - C.E            7.625     02/01/08       303,423
               Still Osteopathic Hospital
     3,630     Missouri State Health and Educational Facilities Authority Revenue -                6.350     06/01/14     3,768,267
               University Health Sciences
       250     University of Missouri Revenue - Columbia Hospital and Clinics                      6.500     11/01/11       266,748

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
     3,000*    Kansas City, MO Industrial Development Authority - Multifamily Housing              6.300     07/01/20     3,024,990
               Revenue - Series 1995
     2,000     Missouri State Economic Development Export and Infrastructure Board -               7.500     09/15/21     2,136,980
               Multifamily Housing Revenue - Quality Hill
     2,000     St. Louis County, MO Housing Authority - Multifamily Housing Revenue                6.650     03/01/20     2,067,300
               Refunding - Kensington Square Apartments Project - Series 1995
       500     St. Louis County, MO Industrial Development Authority - Multifamily                 7.500     09/20/19       529,595
               Housing Revenue
     1,890     St. Louis, MO Land Clearance Redevelopment Authority - Multifamily                  6.250     08/01/27     1,903,740
               Mortgage Revenue - St. Louis Place Apartments - Series 1993

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
       165     Missouri State Housing Development Commission - Single Family - Series A            7.625     02/01/22       173,258
     1,115     Missouri State Housing Development Commission - Single Family - Series B            7.750     06/01/22     1,183,517
     1,655     Missouri State Housing Development Commission - Single Family - Series A            7.375     08/01/23     1,743,178
     1,000     Missouri Housing Development Commission - Single Family Mortgage                    6.700     12/01/07     1,058,230
               Revenue - GNMA Mortgage-Backed Securities Program - Series 199A
     4,500     Missouri Housing Development Commission - Single Family Mortgage                    7.125     12/01/14     4,796,685
               Revenue - GNMA Mortgage-Backed Securities Program - Series 199A
     2,000     Missouri Housing Development Commission - Single Family Mortgage                    7.200     12/01/17     2,130,520
               Revenue - GNMA Mortgage-Backed Securities Program - Series 199A

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Grandview, MO Industrial Development Authority Revenue - KMart                      6.500     12/01/08     1,007,550
               Corporation - Series 1992
       500     Jefferson, MO Industrial Development Revenue - Scholastic Incorporated -            7.200     04/01/03       513,430
               Series 1992
       775     Liberty, MO Industrial Development Authority Revenue - KMart Corporation            6.950     11/01/09       794,576
               Project - Series 1994
     2,300     Missouri State Industrial Development Revenue - Drury Inn                           8.250     12/01/12     2,438,069
       445     Missouri State Environmental Improvement and Energy Resource Authority -            8.250     11/15/14       472,278
               Pollution Control Revenue


Missouri                                                                     5

               Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    1,000     Missouri State Environmental Improvement and Energy Resource Authority              5.800%    09/01/09  $  1,004,700
               Pollution Control Revenues - American Cyanamid Company
     1,500     Missouri State Environmental Improvement and Energy Resource Authority -            7.400     05/01/20     1,604,655
               Union Electric Company Project
     1,000     Missouri State Environmental Improvement and Energy Resource Authority -            6.050     07/01/16     1,022,630
               Water Pollution Control Revenue - State Revolving Fund Program - City of
               Kansas City Project - Series 1995 B

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
     1,500     Clay County, MO Public Building Authority and Improvement Revenue -                 7.625     05/15/14     1,655,895
               Paradise Pointe Golf Course Project - Series 1992
     1,435     Excelsior Springs, MO Facilities Authority - Leasehold Refunding and                6.250     12/15/14     1,494,639
               Improvement Revenue - Series 1994
       350     Jackson County, MO Lease Participation Certificate - Longview Recreation            8.000     11/01/07       378,252
               Complex
     2,000     Jackson County, MO Public Facilities Authority Leasehold Revenue - Capital          6.125     12/01/15     2,082,520
               Improvement Project - Series 1994
     1,400     Kansas City, MO Municipal Assistance Corporation Revenue - Bartle                   7.125     04/15/16     1,538,320
               Convention Center
       645     Kansas City, MO Municipal Assistance Corporation Revenue - Truman                   7.000     11/01/09       677,489
               Medical Center
       695     Kansas City, MO Municipal Assistance Corporation Revenue - Truman                   7.000     11/01/10       726,254
               Medical Center
     1,000     Kansas City, MO Municipal Assistance Corporation Revenue - Bartle                   6.625     04/15/15     1,069,750
               Convention Center - Series B
     1,020     Lake St. Louis, MO Certificates of Participation - Public Facilities Revenue -      6.900     12/01/05     1,113,279
               Municipal Golf Course
     2,720     Lake St. Louis, MO Certificates of Participation - Public Facilities Revenue -      7.550     12/01/14     2,945,706
               Municipal Golf Course
       375     Missouri School Board Association Certificates of Participation                     7.875     03/01/06       407,299
       680     Missouri School Board Association Lease Participation - Valley Park                 7.375     03/01/10       735,046
     1,120     Missouri State Psychiatric Rehabilitation Center Project - Certificates of          6.000     11/01/15     1,138,133
               Participation - Series 1995 A
     2,000     Missouri State Regional Convention and Sports Complex Authority - Series 1993 A     5.500     08/15/13     1,915,520
     1,000     Missouri State Regional Convention and Sports Complex Authority - Series 1993 A     5.500     08/15/21       930,520
     2,000     St. Louis County, MO Regional Convention and Sports Complex Authority -             5.500     08/15/13     1,904,800
               Series 1993 B
     1,700     St. Louis County, MO Regional Convention and Sports Complex Authority -             5.750     08/15/21     1,603,423
               Series 1993 B
       500     St. Louis County, MO Regional Convention and Sports Complex Authority -             5.500     08/15/16       467,900
               Series 1993 B
     1,470     St. Louis, MO Land Clearance Redevelopment Authority Revenue - Station              7.750     07/01/21     1,523,082
               East Redevelopment Project - Series 1990
       950     St. Louis, MO Municipal Finance Corporation - Leasehold Revenue                     6.250     02/15/12     1,018,448
               Improvement - Series 1992
       500     St. Louis, MO Public School District Building Corporation Revenue                   7.400     04/01/09       522,160
     1,000     St. Louis, MO Regional Convention and Sports Complex Authority - Series C           7.900     08/15/21     1,096,130
       515     Southeast Missouri State Correctional Facility, Incorporated - Correctional         5.750     10/15/16       510,576
               Facility Lease Revenue - Series 1992


6                                                                      Missouri

               Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
$      650     St. Louis County, MO Industrial Development Revenue Authority - Kiel                7.625%    12/01/09  $    679,224
               Center Multipurpose Arena - Series 1992
     1,000     St. Louis County, MO Industrial Development Revenue Authority - Kiel                7.750     12/01/13     1,047,870
               Center Multipurpose Arena - Series 1992
       500     St. Louis County, MO Industrial Development Revenue Authority - Kiel                7.875     12/01/24       523,980
               Center Multipurpose Arena - Series 1992
     3,975     St. Louis, MO Parking Revenue - Series 1992                                         6.625     12/15/21     4,153,318

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
     1,250     Guam Airport Authority General Revenue - Series 1993 A                              6.700     10/01/23     1,283,575
       400     Kansas City, MO Airport Revenue                                                     7.750     09/01/02       429,356
       250     Kansas City, MO Airport Revenue - Series B                                          7.200     09/01/09       276,385
     4,000     Kansas City, MO Airport Revenue - General Improvement - Series 1994B                6.875     09/01/14     4,467,800
     1,500     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/12     1,589,550
               Revenue - Series V
       500     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.750     07/01/18       491,190
               Revenue - Series V
     1,230     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18     1,300,491
               Revenue - Series 1992 T

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
     2,000     Higginsville, MO Electric System Revenue - Series 1994 A                            6.750     06/01/16     2,159,760
       250     Independence, MO Electric Utility Revenue                                           7.200     06/01/14       270,595
       800     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17       817,160
     4,000     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24     4,139,520
     1,875     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.000     07/01/16     1,879,369
     2,250     Sikeston, MO Electric Revenue - Series 1992                                         6.250     06/01/12     2,358,788
     5,250     Sikeston, MO Electric Revenue - Series 1992                                         6.250     06/01/22     5,451,075

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
       380     Adair County, MO Public Water Supply District Number 1 - Waterworks Revenue         7.600     12/15/08       414,382
        50     Boone County, MO Public Water Supply District Number 4 - Water System               7.100     08/01/04        54,091
               Revenue
        50     Callaway County, MO Public Water Supply District Number 1                           8.375     01/01/05        55,434
     2,000     Cape Girardeau, MO Waterworks System Revenue - Series 1992                          6.400     03/01/12     2,105,920
        50     Carroll County, MO Public Water Supply District Number 1                            8.000     03/01/09        55,775
        50     Clay County, MO Public Water Supply District Number 6                               8.200     06/01/01        52,277
        50     Cole County, MO Public Water Supply District Number 1 - Waterworks Revenue          7.500     03/01/02        51,640
        50     DeKalb County, MO Public Water Supply District Number 001                           8.000     01/01/09        56,124
       400     East Central Missouri Water and Sewer System Authority Revenue - St.                 7.000     08/01/08       418,580
               Charles County Public Water Supply District Number 2 - Series 1992
        50     Fulton, MO Waterworks Revenue                                                       7.500     10/01/02        56,278
        50     Hamilton, MO Waterworks Revenue                                                     7.750     07/01/14        55,504
       800     Jefferson County, MO Public Water Supply System District Number 2 -                 6.100     01/01/17       823,920
               Series 1992
       400     Jefferson County, MO Public Water Supply District Number 3 - Waterworks             7.625     12/01/10       446,268
               Revenue


Missouri                                                                      7

               Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    1,000     Johnson County, MO Public Water Supply District Number 2 Revenue                    6.625%    01/01/11  $  1,065,180
        50     Kahoka, MO Water and Sewer System Revenue                                           8.000     01/01/05        54,528
        50     Knox County, MO Public Water Supply District Number 1 - Water System                8.000     01/01/09        54,682
               Revenue
        50     La Monte, MO Waterworks and Sewage System Revenue                                   8.000     03/01/04        55,464
        50     Laclede County, MO Public Water Supply District Number 3 - Waterworks               8.125     01/01/07        53,275
               Revenue
     1,000     Missouri State Economic Development Export and Infrastructure Board -               7.125     05/01/17     1,024,810
               Community Water Company - Series 1992
     1,150     Missouri State Environmental Improvement and Energy Resource Authority -            6.900     02/01/21     1,207,477
               Water Facility Revenue - St. Louis Water
       750     Missouri State Environmental Improvement and Energy Resource Authority -            7.000     10/01/10       807,142
               Water Pollution Control Revenue
     3,600     Missouri State Environmental Improvement and Energy Resource Authority -            6.875     06/01/14     3,854,340
               Water Pollution Control Revenue
     2,000     Missouri State Environmental Improvement and Energy Resource Authority -            6.550     07/01/14     2,108,980
               Water Pollution Control Revenue - Series 1992A
       600     Missouri State Environmental Improvement and Energy Resource Authority -            7.200     07/01/16       666,666
               Water Pollution Control Revenue - Series 1994 A
     2,000     Missouri State Environmental Improvement and Energy Resource Authority -            5.800     01/01/15     2,004,880
               Water Pollution Control Revenue - State Revolving Fund Program - City of
               Kansas City Project - Series 1995 B
       125     Osceola, MO Sewer System Improvement Revenue                                        8.000     11/01/09       137,875
       100     Pike County, MO Public Water Supply District Number 1 - Water Revenue               7.750     07/01/09       106,808
     1,175     St. Louis, MO Water Revenue                                                         6.000     07/01/14     1,210,896

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       565     Chesterfield, MO General Obligation - Series 1995                                   6.300     02/15/14       592,516
     1,250     Columbia, MO School District - General Obligation - Series 1994                     5.000     03/01/13     1,174,225
     1,025     Excelsior Springs, MO School District Building Corporation - Leasehold              0.000     03/01/14       334,642
               Revenue - Excelsior Springs 40 School District - Series 1994
     1,000     Jefferson City, MO School District - General Obligation - Series 1991 A             6.700     03/01/11     1,120,740
       100     Commonwealth of Puerto Rico Municipal Finance Agency - Series A                     8.250     07/01/08       112,305
     1,000     St. Charles, MO School District - General Obligation - Series 1994                  6.500     02/01/14     1,083,150
     1,500     Troy, MO Lincoln County R-III School District - General Obligation - Series 1994    6.100     03/01/14     1,583,280

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
       200     Callaway County, MO Public Water Supply District Number 2                           8.500     03/01/10       217,492
     9,000     Cape Girardeau County, MO Single Family Mortgage Revenue - Series 1983              0.000     12/01/14     2,733,390
       100     Cass County, MO Public Water Supply District Number 2                               8.000     10/01/10       111,574
       750     Central Missouri State University Revenue                                           7.250     07/01/15       851,040
        50     Clark County, MO Public Water Supply District Number 1                              8.250     12/01/15        56,297
        50     Concordia, MO Waterworks and Sewer System Revenue                                   8.375     07/01/08        55,514
        50     Cooper County, MO Nursing Home - General Obligation                                 8.375     03/01/08        53,455
     1,435     Green County, MO Single Family Mortgage Revenue                                     0.000     03/01/16       403,795
       450     Jackson County, MO Industrial Development Authority Health Care Revenue -           8.250     07/01/07       493,268
               St. Joseph Hospital
     1,000     Jackson County, MO School District Number 002 - Series A                            6.650     03/15/11     1,059,730


8                                                                      Missouri

               Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
$    1,500     Jackson County, MO Single Family Mortgage Revenue - Series 1983                     0.000%    03/01/15  $    452,985
        50     Johnson County, MO Public Water Supply District Number 1 Revenue                    8.500     05/01/09        54,342
       200     Johnson County, MO Public Water Supply District Number 2 Revenue                    8.500     01/01/09       223,484
       450     Kansas City, MO School District Building Corporation - Capital                      7.900     02/01/08       497,668
               Improvement Project
     1,500     Kirkwood, MO Industrial Development Authority Health Care System                    6.500     12/01/15     1,675,485
               Revenue - St. Joseph Hospital
     2,500     Kirkwood, MO Industrial Development Authority Health Care System                    6.500     07/01/12     2,786,650
               Revenue - St. Joseph Hospital
       250     Macon County, MO Public Water Supply District Number 1 - Waterworks Revenue         7.625     06/01/08       272,428
       100     Macon County, MO Public Water Supply District Number 1 - Waterworks Revenue         7.550     12/15/10       109,530
        50     Marion County, MO Public Water Supply District Number 1 - Water Revenue             8.250     01/01/12        56,590
       625     Missouri School Board Association Lease Participation - North St. Francois County   7.375     04/01/10       682,006
       335     Missouri School Board Association Lease Participation - North St. Francois County   7.000     04/01/10       361,703
       225     Missouri State Health and Educational Facilities Authority Revenue - St.            7.875     06/01/12       244,390
               Louis University - Series B
       100     Missouri State Health and Educational Facilities Authority Revenue - General        7.250     06/01/09       111,638
               Tuition - St. Louis University
       500     Missouri State Health and Educational Facilities Authority Revenue - St.            6.500     11/15/17       558,195
               Luke's Hospital of Kansas City
     1,250     Missouri State Regional Convention and Sports Complex Authority - Series A          6.900     08/15/21     1,426,188
       100     Missouri State Health and Educational Facilities Authority Revenue -                7.875     04/01/08       110,149
               Bethesda Health Group
       300     Missouri State Health and Educational Facilities Authority Revenue -                8.000     04/01/13       331,206
               Bethesda Health Group
       450     Missouri State Health and Educational Facilities Authority Revenue - SSM            7.750     06/01/16       499,833
               Health Care Project
       395     Missouri State Health and Educational Facilities Authority Revenue - Sisters        7.250     06/01/19       440,970
               of Mercy Health System
     1,700     Missouri State Health and Educational Facilities Authority Revenue - Barnes         7.125     12/15/20     1,934,158
               Hospital
       650     Missouri State Health and Educational Facilities Authority Revenue - SSM            7.000     06/01/15       787,988
               Health Care Project
       500     Phelps County, MO Hospital Revenue - Phelps County Regional Medical Center          8.200     03/01/05       583,555
     1,250     Phelps County, MO Hospital Revenue - Phelps County Regional Medical Center          8.300     03/01/20     1,463,575
       150     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             6.875     07/01/21       172,256
               Education and Health Facilities - Series K
     1,000     St. Louis County, MO GNMA Collateralized Mortgage Revenue -                         5.400     07/01/15       946,040
               Certificates of Receipt - Series 1993 H
     1,000     St. Louis County, MO Regional Convention and Sports Complex Authority -             7.000     08/15/11     1,146,940
               Series B
       200     St. Louis, MO Land Clearance Redevelopment Authority Revenue                        7.400     08/15/04       217,488
       500     St. Louis, MO Land Clearance Redevelopment Authority Revenue                        7.600     08/15/07       546,675
       445     St. Louis, MO School District - General Obligation - Series 1991                    6.750     04/01/11       502,111
       250     University of Missouri Revenue - Columbia Recreational Facilities                   7.100     10/01/07       275,020
       470     University of Missouri Revenue - Columbia Parking Garage                            7.125     05/01/10       492,438
        50     Vandalia, MO Water and Sewer System Revenue                                         7.625     04/01/06        56,476
        50     Vandalia, MO Water and Sewer System Revenue                                         7.625     04/01/07        56,476


Missouri                                                                      9

               Statement of Investments in Securities and Net Assets                                               May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
      Amount                                                                                       Face                    Market
      (000)    Description                                                                         Rate      Maturity      Value
               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
$    5,000     Commonwealth of Puerto Rico - Public Improvement - General Obligation -             5.375%    07/01/22  $  4,810,150
               Series 1995
     2,500     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     2,606,425
     3,350     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23     3,542,357
       750     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.000     07/01/19       805,462
               Series A
     1,500     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             5.500     07/01/21     1,433,970
               Education and Health Facilities - Series M

               Student Loan Revenue Bonds
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Missouri Higher Education Loan Authority - Student Loan Subordinate Lien            6.500     02/15/06     1,045,820
               Revenue - Series 1992
     4,190     Missouri Higher Education Loan Authority - Student Loan Subordinate                 6.750     02/15/09     4,435,115
               Revenue - Series 1994 F

               Total Investments in Securities - Municipal Bonds (cost $196,207,943) - 99.2%                            207,303,219

               Excess of Other Assets over Liabilities - 0.8%                                                             1,774,725

               Total Net Assets - 100.0%                                                                               $209,077,944

*Securities purchased on a "when issued" basis.
See notes to financial statements.


10                                                                     Missouri

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $196,207,943)                 $207,303,219
  Cash                                                                  462,665
  Receivable for investments sold                                       587,783
  Receivable for Fund shares sold                                       364,344
  Interest receivable                                                 4,560,513
  Other                                                                  36,088
    Total assets                                                    213,314,612
LIABILITIES:
  Payable for investments purchased                                   3,012,075
  Payable for Fund shares reacquired                                    176,003
  Distributions payable                                                 974,504
  Accrued expenses                                                       74,086
    Total liabilities                                                 4,236,668
NET ASSETS:                                                        $209,077,944
  Class A:
  Applicable to 19,126,759 shares of beneficial
  interest issued and outstanding                                  $205,088,902
  Net asset value per share                                        $      10.72
  Class C:
  Applicable to 372,251 shares of beneficial
  interest issued and outstanding                                  $  3,989,042
  Net asset value per share                                        $      10.72

(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 12,523,672
EXPENSES:
  Distribution fees - Class A (Note E)                                  765,227
  Distribution fees - Class C (Note E)                                   27,665
  Investment advisory fees (Note E)                                     971,095
  Custodian's fees                                                       75,775
  Transfer agent's fees                                                 187,100
  Registration fees                                                      16,777
  Legal fees                                                              2,920
  Audit fees                                                             16,791
  Reimbursement of organizational expenses (Note F)                      16,790
  Trustees' fees                                                          3,396
  Shareholder services fees (Note E)                                     22,820
  Other                                                                   8,739
  Distribution and advisory fees waived (Note E)                       (796,476)
    Total expenses                                                    1,318,619
Net investment income                                                11,205,053
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (2,995,152)
  Change in unrealized appreciation (depreciation) of investments     7,465,017
Net gain on investments                                               4,469,865
Net increase in net assets resulting from operations               $ 15,674,918

See notes to financial statements.


Missouri                                                                      11


(SHIP GRAPHIC) Statements of Changes in Net Assets
====================================================================================================================================

                                                                                               Year Ended          Year Ended
                                                                                              May 31, 1995        May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                      $  11,205,053       $   9,792,385
  Net realized loss on security transactions                                                    (2,995,152)         (2,526,369)
  Change in unrealized appreciation (depreciation) of investments                                7,465,017          (4,545,381)
Net increase in net assets resulting from operations                                            15,674,918           2,720,635
Distributions to shareholders:
  Dividends from net investment income-Class A                                                 (11,116,432)         (9,891,090)
  Dividends from net investment income-Class C                                                    (151,944)            (14,249)
  Distributions from net realized capital gains-Class A                                                               (304,720)
  Distributions in excess of net realized capital gains - Class A                                                     (151,848)
Net decrease in net assets from distributions to shareholders-Class A                          (11,116,432)        (10,347,658)
Net decrease in net assets from distributions to shareholders-Class C                             (151,944)            (14,249)
Fund share transactions:
  Proceeds from shares sold-Class A                                                             31,183,676          60,842,463
  Proceeds from shares sold-Class C                                                              2,160,775           1,961,728
  Net asset value of shares issued in reinvestment of distributions-Class A                      6,311,985           5,904,122
  Net asset value of shares issued in reinvestment of distributions-Class C                         88,066               4,268
  Cost of shares reacquired-Class A                                                            (24,044,260)        (16,575,451)
  Cost of shares reacquired-Class C                                                               (252,428)            (47,611)
Net increase in net assets from Fund share transactions-Class A                                 13,451,401          50,171,134
Net increase in net assets from Fund share transactions-Class C                                  1,996,413           1,918,385
Total increase in net assets                                                                    19,854,356          44,448,247
NET ASSETS:
  Beginning of year                                                                            189,223,588         144,775,341
  End of year                                                                                $ 209,077,944       $ 189,223,588
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                            $ 203,656,037       $ 188,271,546
  Accumulated net realized gain (loss) on security transactions                                 (5,673,369)         (2,678,217)
  Unrealized appreciation (depreciation) of investments                                         11,095,276           3,630,259
                                                                                             $ 209,077,944       $ 189,223,588

See notes to financial statements.


12                                                                     Missouri

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Missouri Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on August 3, 1987. On February 2, 1994, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of

Missouri                                                                      13

Notes to Financial Statements
================================================================================

    securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $3,000,000 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:
                                               Year Ended         Year Ended
                                              May 31, 1995       May 31, 1994
    CLASS A
    Shares sold                                 3,030,807         5,497,033
    Shares issued in reinvestment
      of distributions                            613,522           535,692
    Shares reacquired                          (2,358,031)       (1,511,116)
    Net increase in shares
      outstanding                               1,286,298         4,521,609
    Outstanding at beginning
      of year                                  17,840,461        13,318,852
    Outstanding at end of year                 19,126,759        17,840,461

                                                                  Period From
                                                Year Ended      February 2, 1994
                                               May 31, 1995      to May 31, 1994
    CLASS C
    Shares sold                                   209,323           182,649
    Shares issued in reinvestment
      of distributions                              8,579               407
    Shares reacquired                             (24,434)           (4,273)
    Net increase in shares
      outstanding                                 193,468           178,783
    Outstanding at beginning
      of period                                   178,783             - 0 -
    Outstanding at end of period                  372,251           178,783

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $91,331,059 and $77,058,742, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $11,095,276 of which $11,684,455 related to appreciated securities and $589,179 related to depreciated securities.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $5,673,400 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $726,130 of its advisory fees.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospect and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. During the year ended May 31, 1995, the Distributor, at its discretion,

14                                                                      Missouri

Notes to Financial Statements
================================================================================

    permanently waived distribution fees of $68,986 and $1,360 for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $1,758 for Class C shares. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $892,200 for the year ended May 31, 1995, of which approximately $772,500 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $2,700 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($83,600) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $67,206 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $10 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $105,030, with a weighted average annualized interest rate of 6.15%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

Missouri                                                                      15

                                                                                         Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                       interest outstanding throughout the year.
====================================================================================================================================

                                                      Year Ended       Year Ended       Year Ended      Year Ended       Year Ended
Class A                                              May 31, 1995     May 31, 1994     May 31, 1993    May 31, 1992     May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $10.50           $10.87           $10.32          $10.04           $9.76
Income from investment operations:
  Net investment income                                   0.60             0.61             0.64            0.65            0.65
  Net realized and unrealized gain                        0.22            (0.34)            0.60            0.29            0.28
  (loss) on securities
Total from investment operations                          0.82             0.27             1.24            0.94            0.93
Less distributions:
  Dividends from net investment                          (0.60)           (0.61)           (0.63)          (0.65)          (0.65)
  income
  Distributions from net realized                                         (0.02)           (0.06)           (0.01)
  capital gains
  Distributions in excess of net                                          (0.01)
  realized capital gains
Total distributions                                      (0.60)           (0.64)           (0.69)          (0.66)          (0.65)
Net asset value, end of year                            $10.72           $10.50           $10.87          $10.32          $10.04
Total return(a)                                           8.19%            2.42%           12.54%           9.70%           9.92%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                              0.67%            0.62%            0.55%           0.47%           0.58%
    Net investment income                                 5.78%            5.52%            5.99%           6.39%           6.57%
  Assuming no waivers and
  reimbursements:
    Expenses                                              1.08%            1.06%            1.11%           1.13%           1.23%
    Net investment income                                 5.37%            5.08%            5.43%           5.73%           5.92%
Net assets at end of year (000's)                      $205,089         $187,347         $144,775         $76,069         $43,391
Portfolio turnover rate                                  40.08%           34.30%           33.26%          31.73%          44.08%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge.


16                                                                     Missouri


                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
================================================================================

                                                               Period From
                                              Year Ended    February 2, 1994 to
CLASS C                                      May 31, 1995      May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period            $10.50            $11.33
Income from investment operations:
  Net investment income                           0.53              0.02
  Net realized and unrealized gain                0.23             (0.83)
  (loss) on securities
Total from investment operations                  0.76             (0.81)
Less distributions:
  Dividends from net investment                  (0.54)            (0.02)
  income
Total distributions                              (0.54)            (0.02)
Net asset value, end of period                  $10.72            $10.50
Total return(a)                                   7.60%           (17.62%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                      1.20%             1.15%
    Net investment income                         5.19%             4.44%
  Assuming no waivers and
  reimbursements:
    Expenses                                      1.63%             1.61%
    Net investment income                         4.76%             3.98%
Net assets at end of period (000's)              $3,989            $1,877
Portfolio turnover rate                          40.08%            34.30%

(a)The total return shown does not
   include the effect of applicable
   contingent deferred sales charge
   and is annualized where
   appropriate.


Missouri                                                                     17

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP MISSOURI
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Missouri Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Missouri Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


18                                                                      Missouri

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds - New Jersey Intermediate
      Face
      Amount                                                                                       Face                     Market
      (000)    Description                                                                         Rate      Maturity       Value
               Education
               ---------------------------------------------------------------------------------------------------------------------
$      140     New Jersey Educational Facilities Financing Authority Revenue - Seton Hall          6.600%    07/01/02  $    151,999
               University - Series 1991 D
       330     New Jersey Educational Facilities Authority - St. Peter's College - Series 1992 B   6.000     07/01/99       346,378
       160     New Jersey Educational Facilities Authority - Steven's Institute of                 6.400     07/01/03       172,203
               Technology - Series 1992 A
       100     New Jersey State Educational Facilities Authority - Ramapo College - Series         5.250     07/01/05       101,877
               1993 D
        85     New Jersey State Educational Facilities Authority - Monmouth College - Series       5.625     07/01/13        80,340
               1993 A
       185     Perth Amboy, NJ General Obligation - Series 1994                                    6.200     08/01/04       200,723

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
       300     New Jersey Health Care Facilities Financing Authority Revenue - Newark              5.800     07/01/07       309,138
               Beth Israel Medical Center - Series 1994
       100     New Jersey Health Care Facilities Financing Authority Revenue - West                6.000     07/01/07       104,843
               Jersey Health System - Series 1992
       250     New Jersey Health Care Facilities Financing Authority Revenue - Bayonne             6.400     07/01/07       271,938
               Hospital Obligated Group Issue - Series 1994
       250     New Jersey Health Care Facilities Financing Authority Revenue - Monmouth            5.700     07/01/02       262,750
               Medical Center - Series C
       250     New Jersey Health Care Facilities Financing Authority Revenue - Dover               5.900     07/01/05       264,995
               Medical Center - Series 1994

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
       150     New Jersey Economic Development Authority - Electric Energy Facility                6.750     06/01/99       155,403
               Revenue - Vineland Cogeneration Project - Series 1992
        70     New Jersey Economic Development Authority Revenue - Series 1992 R-1                 5.800     06/01/01        73,650
               Municipal Appropriation Obligations
       300     New Jersey Economic Development Authority Revenue - Market Transition               7.000     07/01/04       343,122
               Facility - Series 1994 A
       100     Commonwealth of Puerto Rico Urban Renewal and Housing                               0.000     10/01/99        79,717

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
       330     Hoboken, NJ Parking Authority Revenue - Hudson County - Series 1992A                5.850     03/01/00       339,593
       250     New Jersey Economic Development Authority District - Heating and Cooling            6.100     12/01/04       263,348
               Revenue - Trigen Trenton Project - Series 1993 A

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
       100     Guam Airport Authority General Revenue - Series 1993 B                              6.000     10/01/00       102,091
       340     New Jersey State Turnpike Authority Revenue - Series 1991 C                         6.400     01/01/07       366,976
       200     Port Authority of New York-New Jersey - Series 95                                   5.500     07/15/05       204,346
       300     Port Authority of New York-New Jersey - Series 95                                   5.875     07/15/09       305,991
       100     South Jersey Transportation System Revenue Authority - Series 1992 B                5.900     11/01/06       108,003


New Jersey                                                                    5

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds - New Jersey Intermediate (continued)
      Face
      Amount                                                                                       Face                     Market
      (000)    Description                                                                         Rate      Maturity       Value
               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
      $100     Guam Power Authority Revenue - Series 1992 A                                        5.250%    10/01/05  $     98,118
       250     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 Q                5.900     07/01/01       263,135

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
       200     Atlantic City, NJ Municipal Utilities Authority - Water System Revenue -            5.650     05/01/07       198,960
               Series 1993
       100     Hoboken-Union City, NJ Weehawken Sewerage Authority Revenue - Series 1992           5.500     08/01/01       104,668
       100     North Jersey District Water Supply - Wanaque South Project - Series 1993            5.700     07/01/05       105,324

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       100     Atlantic City, NJ Board of Education - School Revenue - Series 1992                 6.000     12/01/06       108,227
       100     Camden, NJ General Obligation - Series 1992                                         5.500     06/01/02       103,939
       100     Cherry Hill Township New Jersey General Obligation - Camden County -                7.625     06/01/01       114,745
               Series 1992
       100     Essex County, NJ Improvement Authority - General Obligation Lease                   5.300     12/01/05       101,529
               Revenue - Series 1993
       320     Essex County, NJ Improvement Authority - General Obligation Lease                   6.350     04/01/07       329,824
               Revenue - City of Newark - Series 1994
       100     Essex County, NJ Improvement Authority Revenue - General Obligation -               5.450     12/01/03       104,422
               Orange Municipal Utility and Lease - Series 1993
       100     Gloucester Township, NJ General Obligation - Series 1993                            5.300     07/15/05       102,274
       400     Jersey City, NJ General Obligation - City School                                    6.500     02/15/02       435,688
       250     Mercer County, NJ Improvement Revenue - Special Services School District -          0.000     04/01/04       161,475
               Series 1992 A
       100     Monmouth County, NJ Improvement Authority Revenue - Howell Township                 6.000     07/01/03       105,828
               Board of Education - Series 1992
       100     Montclair, NJ General Obligation - Series 1992                                      5.800     03/01/06       104,048
       200     Ocean County, NJ General Obligation - Series 1991 A                                 6.250     10/01/06       214,754
       500     Commonwealth of Puerto Rico Municipal Finance Agency - Series 1992 A                5.800     07/01/04       509,150
       250     Union City, NJ General Obligation - Series 1992                                     6.375     11/01/10       274,995
       100     Woodbridge Township, NJ General Obligation - Series 1992                            6.150     08/15/06       106,719

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
       100     New Jersey Health Care Facilities Financing Authority Revenue - St. Clares          6.900     07/01/98       106,974
               Riverside Medical Center - Series D
       100     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18       113,274
               Revenue - Series S

        30     Commonwealth of Puerto Rico Highway Authority - Series Q                            7.750     07/01/16        34,940

               Resource Recovery
               ---------------------------------------------------------------------------------------------------------------------
       100     Warren County, NJ Pollution Control Financing Authority - Landfill - Series         5.400     12/01/00        93,923
               1992 B

               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
       100     New Jersey Sports and Exposition Authority - Convention Center Luxury Tax -         6.000     07/01/07       106,250
               Series 1992 A


6                                                                    New Jersey

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds - New Jersey Intermediate (continued)
      Face
      Amount                                                                                       Face                     Market
      (000)    Description                                                                         Rate      Maturity       Value
               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
$      200     New Jersey State General Obligation - Series 1992 D                                 0.000%    02/15/03  $    137,316
               Student Loan Revenue Bonds
        05     New Jersey State Higher Education Assistance Authority - Student Loan               5.200     01/01/98       204,938
               Revenue - NJClass Loan Program - Series 1992 A
        95     New Jersey State Higher Education Assistance Authority - Student Loan               6.000     01/01/06        96,722
               Revenue - NJClass Loan Program - Series 1992 A

               Total Investments in Securities - Municipal Bonds (cost $8,781,690) - 99.3%                                9,151,583

               Excess of Other Assets over Liabilities - 0.7%                                                                64,922

               Total Net Assets - 100.0%                                                                               $  9,216,505

See notes to financial statements.


New Jersey                                                                    7

(SHIP GRAPHIC) New Jersey Intermediate
               Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
    Investments, at market value (cost $8,781,690)                $9,151,583
    Cash                                                              38,357
    Receivable for investments sold                                   10,000
    Receivable for Fund shares sold                                   18,131
    Interest receivable                                              189,924
    Other                                                              2,344
        Total assets                                               9,410,339
LIABILITIES:
    Payable for Fund shares reaquired                                132,074
    Distributions payable                                             39,251
    Accrued expenses                                                  22,509
        Total liabilities                                            193,834
NET ASSETS:
Applicable to 899,259 shares of beneficial
interest issued and outstanding                                   $9,216,505
Net asset value per share                                             $10.25


(SHIP GRAPHIC) New Jersey Intermediate
               Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $519,346
EXPENSES:
    Distribution fees (Note E)                                        36,281
    Investment advisory fees (Note E)                                 45,333
    Custody and accounting fees                                       47,745
    Transfer agent's fees                                             17,505
    Registration fees                                                  1,039
    Legal fees                                                           365
    Audit fees                                                        11,680
    Trustees' fees                                                       213
    Shareholder services fees (Note E)                                 2,156
    Other                                                              1,445
    Advisory fees waived (Note E)                                    (45,333)
    Expense subsidy (Note E)                                         (56,229)
        Total expenses                                                62,200
Net investment income                                                457,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on security transactions                      (155,497)
    Change in unrealized appreciation (depreciation) of investments  346,033
Net gain on investments                                              190,536
Net increase in net assets resulting from operations                $647,682

See notes to financial statements.


8                                                                    New Jersey


(SHIP GRAPHIC) New Jersey Intermediate
               Statements of Changes in Net Assets
====================================================================================================================================

                                                                                                Year Ended          Year Ended
                                                                                               May 31, 1995        May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                        $   457,146         $   413,766
  Net realized loss on security transactions                                                      (155,497)            (75,305)
  Change in unrealized appreciation (depreciation) of investments                                  346,033            (132,687)
Net increase in net assets resulting from operations                                               647,682             205,774
Distributions to shareholders:
  Dividends from net investment income                                                            (463,100)           (408,882)
  Distributions from net realized capital gains                                                                         (2,196)
  Distributions in excess of net realized capital gains                                                                (15,831)
Net decrease in net assets from distributions to shareholders                                     (463,100)           (426,909)
Fund share transactions:
  Proceeds from shares sold                                                                      1,291,018           4,865,785
  Net asset value of shares issued in reinvestment of distributions                                272,616             255,338
  Cost of shares reacquired                                                                     (1,852,497)         (1,228,407)
Net (decrease) increase in net assets from Fund share transactions                                (288,863)          3,892,716
Total (decrease) increase in net assets                                                           (104,281)          3,671,581
NET ASSETS:
  Beginning of year                                                                              9,320,786           5,649,205
  End of year                                                                                  $ 9,216,505         $ 9,320,786
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                              $ 9,091,963         $ 9,380,826
  Undistributed net investment income                                                                1,282               7,236
  Accumulated net realized gain (loss) on security transactions                                   (246,633)            (91,136)
  Unrealized appreciation (depreciation) of investments                                            369,893              23,860
                                                                                               $ 9,216,505         $ 9,320,786

See notes to financial statements


New Jersey                                                                    9

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds - New Jersey Double Tax Exempt
    Face
   Amount                                                                                          Face                   Market
   (000)       Description                                                                         Rate      Maturity     Value
               Education
               ---------------------------------------------------------------------------------------------------------------------
$      325     New Jersey State Educational Facilities Authority - Monmouth College -              5.625%    07/01/13  $    307,184
               Series 1993 A

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
       200     New Jersey Health Care Facilities Financing Authority Revenue - Newark              6.000     07/01/16       204,868
               Beth Israel Medical Center - Series 1994
       250     New Jersey Health Care Facilities Financing Authority Revenue - Irvington           6.375     08/01/15       258,758
               General Hospital - FHA Insured Mortgage - Series 1994
       200     New Jersey Health Care Facilities Financing Authority Revenue - Bayonne             6.250     07/01/12       209,100
               Hospital Obligated Group Issue - Series 1994
       250     New Jersey Health Care Facilities Financing Authority Revenue - Monmouth            6.250     07/01/16       260,960
               Medical Center - Series C

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
       100     New Jersey State Housing and Mortgage Finance Agency - Home Buyer                   6.600     11/01/14       103,319
               Project - Series 1
       250     New Jersey State Housing and Mortgage Finance Agency - Home Buyer                   6.300     10/01/16       255,992
               Project - Series K

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
        50     New Jersey Economic Development Authority - Natural Gas Facilities                  6.750     10/01/21        51,738
               Revenue - Elizabethtown Gas Company - Series A
       335     New Jersey Economic Development Authority - Electric Energy Facility                6.750     06/01/99       347,067
               Revenue - Vineland Cogeneration Project - Series 1992
       100     New Jersey Economic Development Authority - Water Facilities Revenue - New          5.500     06/01/23        96,406
               Jersey-American Water Company Incorporated Project - Series 1993 A and B
       185     New Jersey Economic Development Authority Revenue - Economic Growth -               6.550     12/01/07       194,228
               Series 1992A-3
       250     Union County, NJ Industrial Pollution Control Financing Authority Revenue -         5.800     09/01/09       254,835
               American Cyanamid - Series A

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
       300     New Jersey Economic Development Authority Revenue - RWJ Health Care                 6.250     07/01/14       314,910
               Corporation at Hamilton Obligated Group Project - Series 1994
       300     New Jersey Economic Development Authority Revenue - Economic                        6.000     03/15/21       306,171
               Recovery - Series 1992 A

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
       100     Hoboken, NJ Parking Authority Revenue - Hudson County - Series 1992A                6.625     03/01/09       103,302
       100     New Jersey Economic Development Authority District - Heating and Cooling            6.200     12/01/10        97,858
               Revenue - Trigen Trenton Project - Series 1993 A


10                                                                   New Jersey

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds - New Jersey Double Tax Exempt (continued)
    Face
   Amount                                                                                          Face                   Market
   (000)       Description                                                                         Rate      Maturity     Value
               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
$      125     Port Authority of New York-New Jersey - Series 96                                   6.600%    10/01/23  $    133,598
       250     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.000     07/01/20       250,632
               Revenue - Series Q
        50     South Jersey Transportation System Revenue Authority - Series 1992 B                6.000     11/01/12        51,852

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
       200     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17       204,290

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
        50     Atlantic City, NJ Municipal Utilities Authority - Water System Revenue -            5.650     05/01/07        49,490
               Series 1993
       100     Atlantic City, NJ Municipal Utilities Authority - Water System Revenue -            5.750     05/01/17        99,746
               Series 1993
       150     Bergen County, NJ Utilities Authority - Water Pollution Control System              6.000     12/15/13       155,842
               Revenue - Series 1992 B
        75     Evesham Municipal Utilities Authority - Burlington County, NJ - Series 1993 B       5.600     07/01/15        75,454
       250     Hoboken-Union City, NJ Weehawken Sewerage Authority Revenue - Series 1992           6.200     08/01/19       258,622
       200     North Jersey District Water Supply - Wanaque South Project - Series 1993            6.000     07/01/21       204,850
        25     Ocean County, NJ Utilities Authority - Wastewater Revenue                           6.750     01/01/13        26,218
        35     Stafford, NJ Municipal Utility Authority - Water and Sewer Revenue - Series         6.000     12/01/12        36,085
               1992 A
        50     Stafford, NJ Municipal Utility Authority - Water and Sewer Revenue - Series         6.125     12/01/22        51,466
               1992 A
        75     Wanaque Valley, NJ Regional Sewer Authority - Series 1993 A                         6.125     09/01/22        73,675

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       200     Atlantic City, NJ General Obligation - Series 1994                                  5.650     08/15/04       204,298
        50     Atlantic City, NJ Board of Education - School Revenue - Series 1992                 6.150     12/01/12        53,102
       200     Atlantic County, NJ General Obligation - Series 1994                                6.000     01/01/07       210,396
        25     Cherry Hill Township New Jersey General Obligation - Camden County -                6.300     06/01/12        26,278
               Series 1992
       300     Essex County, NJ Improvement Authority - General Obligation Lease                   6.350     04/01/07       309,210
               Revenue - City of Newark - Series 1994
       100     Essex County, NJ Improvement Authority - General Obligation Lease                   6.900     12/01/14       114,009
               Revenue - County Jail and Youth House Project - Series 1994
        50     Monmouth County, NJ Improvement Authority Revenue - Howell Township                 6.450     07/01/08        54,202
               Board of Education - Series 1992
       200     New Jersey Wastewater Treatment Trust - Wastesater Treatment - Series 1994          6.500     04/01/14       213,614
       165     Parsippany Troy Hills Township, NJ General Obligation - Morris County,              0.000     04/01/07        89,054
               New Jersey - Series 1992
        25     Woodbridge Township, NJ General Obligation - Series 1992                            6.150     08/15/06        26,681
               Pre-refunded or Escrowed
       495     Commonwealth of Puerto Rico Highway Authority - Series Q                            7.750     07/01/16       576,507


New Jersey                                                                   11

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds - New Jersey Double Tax Exempt (continued)
    Face
   Amount                                                                                          Face                   Market
   (000)       Description                                                                         Rate      Maturity     Value
               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
$      100     New Jersey Sports and Exposition Authority - Convention Center Luxury Tax -         5.500%    07/01/22  $     99,020
               Series 1992 A
       250     New Jersey Sports and Exposition Authority - Convention Center Luxury Tax -         6.250     07/01/20       260,708
               Series 1992 A

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       165     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       184,128
       200     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.000     07/01/19       214,790
               Series A

               Total Investments in Securities - Municipal Bonds (cost $7,369,148) - 99.4%                                7,674,513

               Excess of Other Assets over Liabilities - 0.6%                                                                48,538

               Total Net Assets - 100.0%                                                                               $  7,723,051

See notes to financial statements.


12                                                                   New Jersey

(SHIP GRAPHIC) New Jersey Double Tax Exempt
               Statement of Assets and Liabilities              May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $7,369,148)                 $7,674,513
  Cash                                                               28,057
  Receivable for Fund shares sold                                    10,123
  Interest receivable                                               172,764
  Other                                                               1,788
    Total assets                                                  7,887,245
LIABILITIES:
  Payable for Fund shares reaquired                                 109,325
  Distributions payable                                              36,194
  Accrued expenses                                                   18,675
    Total liabilities                                               164,194
NET ASSETS:
Applicable to 765,280 shares of beneficial
interest issued and outstanding                                  $7,723,051
Net asset value per share                                        $    10.09


(SHIP GRAPHIC) New Jersey Double Tax Exempt
               Statement of Operations      For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                     $  385,136
EXPENSES:
  Distribution fees (Note E)                                         25,219
  Investment advisory fees (Note E)                                  31,524
  Custody and accounting fees                                        41,075
  Transfer agent's fees                                              16,740
  Registration fees                                                   1,381
  Legal fees                                                            365
  Audit fees                                                         11,680
  Trustees' fees                                                        213
  Shareholder services fees (Note E)                                  1,336
  Other                                                               1,105
  Distribution and advisory fees waived (Note E)                    (34,333)
  Expense subsidy (Note E)                                          (73,895)
    Total expenses                                                   22,410
Net investment income                                               362,726
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                        (58,873)
  Change in unrealized appreciation (depreciation) of investments   299,124
Net gain on investments                                             240,251
Net increase in net assets resulting from operations              $ 602,977

See notes to financial statements.


New Jersey                                                                    13


(SHIP GRAPHIC) New Jersey Double Tax Exempt
               Statements of Changes in Net Assets
===============================================================================================================================

                                                                                                Year Ended          Year Ended
                                                                                               May 31, 1995        May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                        $   362,726         $   203,234
  Net realized loss on security transactions                                                       (58,873)            (85,231)
  Change in unrealized appreciation (depreciation) of investments                                  299,124             (65,561)
Net increase in net assets resulting from operations                                               602,977              52,442
Distributions to shareholders:
  Dividends from net investment income                                                            (361,591)           (204,306)
  Distributions in excess of net realized capital gains                                                                (34,607)
Net decrease in net assets from distributions to shareholders                                     (361,591)           (238,913)
Fund share transactions:
  Proceeds from shares sold                                                                      3,549,177           3,111,800
  Net asset value of shares issued in reinvestment of distributions                                166,570             106,177
  Cost of shares reacquired                                                                     (1,113,709)           (539,811)
Net increase in net assets from Fund share transactions                                          2,602,038           2,678,166
Total increase in net assets                                                                     2,843,424           2,491,695
NET ASSETS:
  Beginning of year                                                                              4,879,627           2,387,932
  End of year                                                                                  $ 7,723,051         $ 4,879,627
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                              $ 7,596,177         $ 4,994,139
  Undistributed net investment income                                                                1,135
  Accumulated net realized gain (loss) on security transactions                                   (179,626)           (120,753)
  Unrealized appreciation (depreciation) of investments                                            305,365               6,241
                                                                                                $7,723,051         $ 4,879,627

See notes to financial statements.


14                                                                   New Jersey

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    Flagship's New Jersey Intermediate Tax Exempt Fund (New Jersey Intermediate) and New Jersey Double Tax Exempt Fund (New Jersey Double Tax Exempt) are sub-trusts of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Funds are open-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Funds commenced investment operations on September 16, 1992. Shares of beneficial interest in each Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities having remaining maturities of 60 days or less are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to their shareholders all of their tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Funds amortize original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Funds have entered into agreements with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Funds may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the New Jersey Intermediate and New Jersey Double Tax Exempt Funds' statement of investments at May 31, 1995.


New Jersey                                                                    15

Notes to Financial Statements
================================================================================

C.  TRUST SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                Year Ended        Year Ended
                                               May 31, 1995      May 31, 1994
    NEW JERSEY
    INTERMEDIATE
    Shares sold                                   130,179           466,182
    Shares issued in reinvestment
      of distributions                             27,564            24,656
    Shares reacquired                            (187,184)         (118,472)
    Net (decrease) increase
      in shares outstanding                       (29,441)          372,366
    Outstanding at beginning
      of year                                     928,700           556,334
    Outstanding at end of year                    899,259           928,700

                                                Year Ended        Year Ended
                                               May 31, 1995      May 31, 1994
    NEW JERSEY
    DOUBLE TAX EXEMPT
    Shares sold                                   366,626           305,241
    Shares issued in reinvestment
      of distributions                             17,363            10,320
    Shares reacquired                            (116,890)          (53,272)
    Net increase in shares
      outstanding                                 267,099           262,289
    Outstanding at beginning
      of year                                     498,181           235,892
    Outstanding at end of year                    765,280           498,181

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated:

    Fund                                       Purchases           Sales
    Intermediate                               $3,167,394        $3,430,092
    Double Tax Exempt                          $4,788,799        $2,088,144

    At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes of $369,893 and $305,365, respectively, includes:

                                               Unrealized        Unrealized
    Fund                                      Appreciation      Depreciation
    Intermediate                               $  380,387        $   10,494
    Double Tax Exempt                          $  319,378        $   14,013

        At May 31, 1995, the Funds have available capital loss carryforwards of approximately $246,600 and $179,600, respectively, to offset future net capital gains expiring in May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of agreements which provide for furnishing of investment advice, office space and facilities to the Funds, receives fees computed monthly, on the average daily net assets of the Funds at an annualized rate of .50%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees for the Funds amounting to $45,333 for the New Jersey Intermediate Fund and $31,524 for the New Jersey Double Tax Exempt Fund. Also, under agreements with the Funds, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Funds reach sufficient size to maintain a normal expense ratio to average net assets.

        The Funds have Distribution Agreements with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Funds' shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a plan to reimburse the Distributor monthly for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of each Fund's average daily net assets. During the year ended May 31, 1995, the Distributor,

16                                                                    New Jersey

Notes to Financial Statements
================================================================================

    at its discretion, permanently waived distribution fees of $2,809 for the New Jersey Double Tax Exempt Fund. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $3,147 for the New Jersey Intermediate Tax Exempt Fund. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Funds, the Distributor received commissions on sales of the Funds' shares for the year ended May 31, 1995, as follows:

                                                  Gross         Paid to Other
    Fund                                       Commissions         Dealers
    Intermediate                               $   30,800        $   25,200
    Double Tax Exempt                          $  115,700        $  101,000

        Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Funds, amounting to $32,200 for the New Jersey Intermediate Fund and $58,900 for the New Jersey Double Tax Exempt Fund, will be reimbursed to the Advisor on a straight-line basis over a period of five years from the first day of the year following the year in which each Fund's net assets exceed $20 million. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.


New Jersey                                                                    17


(SHIP GRAPHIC) New Jersey Intermediate                                            Selected data for each share of beneficial
               Financial Highlights                                               interest outstanding throughout the period.
=============================================================================================================================

                                                                                                            Period From
                                                                 Year Ended           Year Ended        September 16, 1992 to
                                                                May 31, 1995         May 31, 1994          May 31, 1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $10.04                $10.15                 $9.70
Income from investment operations:
  Net investment income                                             0.50                  0.53                  0.34
  Net realized and unrealized gain                                  0.22                 (0.10)                 0.45
  (loss) on securities
Total from investment operations                                    0.72                  0.43                  0.79
Less distributions:
  Dividends from net investment                                    (0.51)                (0.52)                (0.34)
  income
  Distributions in excess of net                                                         (0.02)
  realized capital gains
Total distributions                                                (0.51)                (0.54)                (0.34)
Net asset value, end of period                                    $10.25                $10.04                $10.15
Total return(a)                                                     7.42%                 4.27%                11.07%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                                        0.69%                 0.16%                 0.40%
    Net investment income                                           5.04%                 5.10%                 4.84%
  Assuming no waivers and
  reimbursements:
    Expenses                                                        1.81%                 1.81%                 2.70%
    Net investment income                                           3.92%                 3.45%                 2.54%
Net assets at end of period (000's)                                $9,217                $9,321                $5,649
Portfolio turnover rate                                            35.32%                26.50%                28.93%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge and are
   annualized where appropriate.


18                                                                   New Jersey


(SHIP GRAPHIC) New Jersey Double Tax Exempt                                        Selected data for each share of beneficial
               Financial Highlights                                                interest outstanding throughout the period.
==============================================================================================================================

                                                                                                            Period From
                                                                 Year Ended           Year Ended        September 16, 1992 to
                                                                May 31, 1995         May 31, 1994          May 31, 1993
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $9.79                $10.12                 $9.58
Income from investment operations:
  Net investment income                                             0.55                  0.57                  0.38
  Net realized and unrealized gain                                  0.30                 (0.23)                 0.54
  (loss) on securities
Total from investment operations                                    0.85                  0.34                  0.92
Less distributions:
  Dividends from net investment                                    (0.55)                (0.57)                (0.38)
  income
  Distributions in excess of net                                                         (0.10)
  realized capital gains
Total distributions                                                (0.55)                (0.67)                (0.38)
Net asset value, end of period                                    $10.09                 $9.79                $10.12
Total return(a)                                                     9.16%                 3.24%                13.02%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                                        0.36%                 0.01%                 0.00%
    Net investment income                                           5.75%                 5.52%                 5.43%
  Assuming no waivers and
  reimbursements:
    Expenses                                                        2.07%                 2.81%                 5.80%
    Net investment income                                           4.04%                 2.72%                (0.37%)
Net assets at end of period (000's)                                $7,723                $4,880                $2,388
Portfolio turnover rate                                            33.58%                90.63%                75.40%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge and are
   annualized where appropriate.


New Jersey                                                                   19

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP NEW JERSEY
TAX EXEMPT FUNDS

We have audited the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, of the Flagship New Jersey Intermediate Tax Exempt Fund and the Flagship New Jersey Double Tax Exempt Fund as of May 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship New Jersey Intermediate Tax Exempt Fund and New Jersey Double Tax Exempt Fund at May 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


20                                                                    New Jersey

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$      500*    Albuquerque, NM Educational Facilities Revenue - Albuquerque Academy                5.750%    10/15/15  $    499,960
               Project - Series 1995
       500     New Mexico State University Revenue - Series 1993                                   5.400     04/01/12       478,125
       500     Commonwealth of Puerto Rico Industrial, Medical and Environmental -                 5.600     12/01/07       499,990
               Pollution Control Facilities Financing Authority - Catholic University of
               Puerto Rico Project - Series 1993
     2,600     University of New Mexico Regents - System Revenue - Series 1992A                    6.000     06/01/21     2,705,092
       500     University of New Mexico - University Revenue - Series 1994                         5.000     06/01/14       458,066

               Health Care
               --------------------------------------------------------------------------------------------------------------------
       500     Las Cruces, NM Health Facilities Revenue - Evangelical Lutheran Good                6.450     12/01/17       526,090
               Samaritan Society - Series 1992

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       450     Albuquerque, NM Hospital System - Presbyterian Healthcare Services -                6.375     08/01/07       484,965
               Series 1992A
       750     Albuquerque, NM Hospital System - Presbyterian Healthcare Services -                5.100     08/01/05       749,355
               Series 1993B
     1,500     Albuquerque, NM Evangelical Lutheran Good Samaritan Society - Series 1993           5.900     06/01/13     1,518,045
       350     Socorro, NM Health Facilities Revenue - Evangelical Lutheran Good                   6.000     05/01/08       366,544
               Samaritan Society - Series 1994

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
     1,000     Las Cruces, NM Housing Development Corporation - Multifamily Mortgage               6.400     10/01/19     1,003,220
               Revenue - Series 1993A
     1,675     New Mexico Mortgage Finance Authority - Rent Housing Revenue -                      5.450     01/01/17     1,530,213
               Netherwood Village Apartments - Series 1993 C

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
     1,250     New Mexico Mortgage Finance Authority - Single Family Mortgage Program -            6.650     07/01/26     1,275,925
               Series 1995 A
       190     New Mexico Mortgage Finance Authority - Single Family - Series 1992 A-1             6.850     07/01/10       198,599
       940     New Mexico Mortgage Finance Authority - Single Family - Series 1992 A-2             6.900     07/01/24       977,826

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
     1,985     Farmington, NM Pollution Control Revenue - Public Service Company - San             6.375     12/15/22     2,075,059
               Juan and Four Corners - Series 1992 A
     2,800     Farmington, NM Pollution Control Revenue - Southern California Edison -             5.875     06/01/23     2,828,448
               Four Corners Project - Series 1993 A
     2,000     Lordsburg, NM Pollution Control Revenue - Phelps Dodge Corporation -                6.500     04/01/13     2,073,240
               Series 1993

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
       850     Commonwealth of Puerto Rico Urban Renewal and Housing                               7.875     10/01/04       960,322


4                                                                    New Mexico

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
$    1,000     Albuquerque, NM Airport Revenue - Series 1995 A                                     6.600%    07/01/16  $  1,066,670
       500     Guam Airport Authority General Revenue - Series 1993 B                              6.600     10/01/10       516,575
       250     Guam Airport Authority General Revenue - Series 1993 A                              6.700     10/01/23       256,715

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
       950     Farmington, NM Utility System Revenue - Series 1992                                 5.750     05/15/13       955,900
       425     Gallup, NM Joint Utility Revenue and Improvement - Series 1993                      5.250     06/01/07       414,660
       250     Las Cruces, NM Utility and Improvement Revenue                                      6.250     07/01/12       258,552
     1,000     Los Alamos County, NM Incorporated Utility System Revenue - Series 1994 A           5.700     07/01/05     1,044,380
     1,500     Los Alamos County, NM Incorporated Utility System Revenue - Series 1994 A           6.000     07/01/15     1,541,460
       100     Rio Grande, NM Natural Gas Association System Revenue and Improvement -             6.000     07/01/07       100,565
               Dona Ana County - Series 1993
     1,000     Rio Grande, NM Natural Gas Association System Revenue and Improvement -             6.125     07/01/13       999,920
               Dona Ana County - Series 1993

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
     1,000     Albuquerque, NM Joint Water and Sewer System Revenue - Series 1990 A                0.000     07/01/07       514,260
     2,125     Albuquerque, NM Joint Water and Sewer System Revenue - Series 1992                  5.500     07/01/17     2,066,669
       100     Grants, NM Water and Sewer Improvement Revenue - Series 1993 B                      5.600     01/01/08        97,442
       500     Grants, NM Water and Sewer Improvement Revenue - Series 1993 B                      5.800     01/01/13       484,970
     1,490*    Rio Rancho, NM Water and Wastewater System Revenue - Series 1995 A                  6.000     05/15/22     1,501,831
       500     Santa Fe, NM Water and Sewer Revenue - Series 1994                                  6.300     06/01/24       521,255

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
       500     Bernalillo County, NM General Obligation                                            5.800     08/01/98       521,645
     1,000     Bernalillo County, NM General Obligation                                            5.800     10/01/06     1,050,630
       480     Grants/Cibola County, NM School District Number 1 - General Obligation -            6.250     05/01/08       490,488
               School District of Cibola County - Series 1994
       510     Grants/Cibola County, NM School District Number 1 - General Obligation -            6.250     05/01/09       517,614
               School District of Cibola County - Series 1994
       200     Torrance County, NM General Obligation - Series 1993                                5.500     07/01/04       201,662

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       250     Albuquerque, NM Joint Water and Sewer System Revenue - Series 1990 A                6.000     07/01/15       265,925
       300     Commonwealth of Puerto Rico - Public Improvement                                    7.300     07/01/20       343,314
     2,000     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             6.875     07/01/21     2,296,740
               Education and Health Facilities - Series K
       327     Santa Fe County, NM Office and Training Facilities Revenue Project                  9.000     07/01/07       433,595

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
     1,500     Dona Ana County, NM Gross Receipts Tax and Improvement Revenue -                    6.000     06/01/14     1,515,720
               Series 1993
     2,550     Dona Ana County, NM Gross Receipts Tax and Improvement Revenue -                    6.000     06/01/19     2,553,748
               Series 1993
       810     Espanola, NM Gross Receipts Tax Refunding and Improvement Revenue -                 5.900     03/01/08       833,044
               Series 1994


New Mexico                                                                    5

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$      465     Grants, NM Gross Receipts Tax and Improvement Revenue - Series 1993 B               5.800%    07/01/13   $   450,301
       250     Las Cruces, NM Gross Receipts Tax Revenue - Series 1992                             6.250     12/01/05       265,385
       200     Las Vegas, NM Gross Receipts Tax and Improvement Revenue - Series 1993              5.400     06/01/15       194,634
       200     Rio Rancho, NM Gross Receipts - Tax Revenue - Series 1994 A                         5.100     12/01/07       196,198
       300     Roswell, NM Sales Tax Revenue - Series 1993                                         6.000     06/01/12       306,900
       225     Sandoval County, NM Gross Receipts Tax/Fire District Revenue - Series 1993          6.600     12/01/04       234,117
       200     Sandoval County, NM Gross Receipts Tax/Fire District Revenue - Series 1993          6.900     12/01/07       208,204
       375     Sandoval County, NM Gross Receipts Tax Revenue - Series 1992                        6.900     11/01/12       402,330
       130     Sandoval County, NM Gross Receipts Tax Revenue - Series 1992A                       6.500     12/01/06       137,842
       500     Sandoval County, NM Gross Receipts Tax Revenue                                      7.150     11/01/10       540,370
       500     Silver City, NM Sales Tax Revenue - Series 1993                                     5.850     07/01/09       498,065
       470     Tucumcari, NM Municipal Gross Receipts/Lodgers' Tax Improvement                     5.875     06/01/12       456,967
               Revenue - Series 1993

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       200     Guam Government - Series 1993 A                                                     5.000     11/15/05       187,730
       500     Guam Government - Series 1993 A                                                     5.400     11/15/18       445,220
       500     Commonwealth of Puerto Rico - General Obligation - Series 1993                      5.400     07/01/07       501,735

               Student Loan Revenue Bonds
               --------------------------------------------------------------------------------------------------------------------
     1,875     New Mexico Educational Assistance Foundation - Student Loan Revenue -               6.850     04/01/05     2,028,731
               Series A
       500     New Mexico Educational Assistance Foundation - Student Loan Revenue -               6.550     12/01/05       531,125
               Series 1A
       475     New Mexico Educational Assistance Foundation - Student Loan Revenue -               6.850     12/01/05       493,696
               Series 1A

               Total Investments in Securities - Municipal Bonds (cost $51,515,393) - 101.0%                             52,654,583

               Excess of Liabilities over Other Assets - (1.0)%                                                            (504,180)

               Total Net Assets - 100.0%                                                                                $52,150,403

*Securities purchased on a "when issued" basis.
See notes to financial statements.


6                                                                    New Mexico

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $51,515,393)                    $52,654,583
  Cash                                                                   471,672
  Receivable for Fund shares sold                                        213,976
  Interest receivable                                                  1,120,171
  Other                                                                    6,223
    Total assets                                                      54,466,625
LIABILITIES:
  Payable for investments purchased                                    1,990,910
  Payable for Fund shares reacquired                                      43,904
  Distributions payable                                                  230,596
  Accrued expenses                                                        50,812
    Total liabilities                                                  2,316,222
NET ASSETS:
Applicable to 5,211,198 shares of beneficial interest
  issued and outstanding                                             $52,150,403
Net asset value per share                                            $     10.01



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $ 3,012,851
EXPENSES:
  Distribution fees (Note E)                                            195,737
  Investment advisory fees (Note E)                                     244,687
  Custody and accounting fees                                            64,600
  Transfer agent's fees                                                  29,510
  Registration fees                                                       3,209
  Legal fees                                                                730
  Audit fees                                                             12,775
  Reimbursement of organizational expenses (Note F)                      10,330
  Trustees' fees                                                            874
  Shareholder services fees (Note E)                                      6,080
  Other                                                                   3,694
  Advisory fees waived (Note E)                                        (226,715)
  Expense subsidy (Note E)                                              (15,300)
    Total expenses                                                      330,211
Net investment income                                                 2,682,640
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                           (878,425)
  Change in unrealized appreciation
  (depreciation) of investments                                       2,239,449
Net gain on investments                                               1,361,024
Net increase in net assets resulting from operations                $ 4,043,664

See notes to financial statements.


New Mexico                                                                    7

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                  Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS                May 31, 1995     May 31, 1994
Operations:
  Net investment income                          $  2,682,640     $  2,367,116
  Net realized loss on security transactions         (878,425)        (213,079)
  Change in unrealized appreciation
  (depreciation) of investments                     2,239,449       (1,943,642)
Net increase in net assets
resulting from operations                           4,043,664          210,395
Distributions to shareholders:
  Dividends from net investment income             (2,699,610)      (2,375,504)
  Distributions from net realized
  capital gains                                                        (23,428)
  Distributions in excess of net realized
  capital gains                                                       (101,859)
Net decrease in net assets from
distributions to shareholders                      (2,699,610)      (2,500,791)
Fund share transactions:
  Proceeds from shares sold                        11,354,468       25,756,462
  Net asset value of shares issued in
  reinvestment of distributions                     1,363,952        1,260,585
  Cost of shares reacquired                       (13,079,330)      (5,058,116)
Net (decrease) increase in net assets
from Fund share transactions                         (360,910)      21,958,931
Total increase in net assets                          983,144       19,668,535
NET ASSETS:
  Beginning of year                                51,167,259       31,498,724
  End of year                                    $ 52,150,403     $ 51,167,259
NET ASSETS CONSIST OF:
  Paid-in surplus                                $ 52,204,748     $ 52,582,628
  Accumulated net realized gain (loss)
  on security transactions                         (1,193,535)        (315,110)
  Unrealized appreciation (depreciation)
  of investments                                    1,139,190       (1,100,259)
                                                 $ 52,150,403     $ 51,167,259

See notes to financial statements.

8                                                                    New Mexico

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship New Mexico Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on September 16, 1992. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $1,976,070 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:


New Mexico                                                                    9

Notes to Financial Statements
================================================================================

                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994

    Shares sold                                 1,187,721         2,521,372
    Shares issued in reinvestment
      of distributions                            143,686           124,080
    Shares reacquired                          (1,406,966)         (496,788)
    Net (decrease) increase
      in shares outstanding                       (75,559)        2,148,664
    Outstanding at beginning
      of year                                   5,286,757         3,138,093
    Outstanding at end of year                  5,211,198         5,286,757

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $18,596,113 and $19,667,103, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting purposes aggregated $1,139,190 of which $1,494,422 related to appreciated securities and $355,232 related to depreciated securities. For federal income tax purposes, the net unrealized appreciation is reduced by $108,000 due to the disallowance of certain wash sale losses.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $1,092,700 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $226,715 of its advisory fees. Included in accrued expenses at May 31, 1995, are accrued advisory fees of $4,340. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $17,362. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $191,100 for the year ended May 31, 1995, of which approximately $162,700 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($51,677) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $20,660 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $224,862, with a weighted average annualized interest rate of 6.09%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


10                                                                   New Mexico

                                                   Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                interest outstanding throughout the period.
==============================================================================================
                                                                             Period From
                                             Year Ended     Year Ended   September 16, 1992 to
                                            May 31, 1995   May 31, 1994     May 31, 1993
----------------------------------------------------------------------------------------------
Net asset value, beginning of period            $9.68          $10.04           $9.58
Income from investment operations:
  Net investment income                          0.52            0.53            0.37
  Net realized and unrealized gain               0.33           (0.33)           0.46
  (loss) on securities
Total from investment operations                 0.85            0.20            0.83
Less distributions:
  Dividends from net investment                 (0.52)          (0.53)          (0.37)
  income
  Distributions from net realized                               (0.01)
  capital gains
  Distributions in excess of net                                (0.02)
  realized capital gains
Total distributions                             (0.52)          (0.56)          (0.37)
Net asset value, end of period                 $10.01           $9.68          $10.04
Total return(a)                                  9.25%           1.92%          11.72%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                     0.67%           0.40%           0.14%
    Net investment income                        5.48%           5.24%           5.28%
  Assuming no waivers and
  reimbursements:
    Expenses                                     1.17%           1.14%           1.37%
    Net investment income                        4.98%           4.50%           4.05%
Net assets at end of period (000's)            $52,150         $51,167         $31,499
Portfolio turnover rate                         38.06%          38.88%          36.11%

(a) The total returns shown do not
    include the effect of
    applicable front-end sales
    charge and are annualized where
    appropriate.


New Mexico                                                                   11

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP NEW MEXICO
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship New Mexico Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship New Mexico Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Dayton, Ohio
July 6, 1995


12                                                                   New Mexico

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$      750     Brookhaven, NY Industrial Development Agency - Civic Facility Revenue -             6.750%    03/01/23  $    758,422
               Dowling College\The National Aviation and Transportation Center - Series 1993
       250     Monroe County, NY Industrial Development Agency Revenue - Civic                     7.400     09/01/11       270,698
               Facility - Roberts Wesleyan
     1,000     New Rochelle, NY Industrial Development Agency - Civic Facility Revenue -           6.625     07/01/12     1,031,210
               College of New Rochelle - Series 1992
     2,100     New York State Dormitory Authority Revenue - University of Rochester -              6.500     07/01/19     2,217,054
               Series 1994 A
       500     Suffolk County, NY Industrial Development Authority Revenue - Dowling               6.625     06/01/24       517,570
               College Civic Facility - Series 1994

               Health Care
               --------------------------------------------------------------------------------------------------------------------
       400     New York State Dormitory Authority Revenue - Menorah Campus                         7.400     02/01/31       450,140

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       150     New York State Dormitory Authority Revenue - United Health Services -               7.350     08/01/29       162,246
               Series 1989
       245     New York State Dormitory Authority Revenue - Iroquois Nursing Home                  7.000     02/01/15       263,777
       500     New York State Medical Care Facilities Finance Agency Revenue - Hospital            7.450     08/15/31       546,155
               and Nursing Home - Series 1991A
       300     New York State Medical Care Facilities Finance Agency Revenue - Our Lady            6.625     11/01/16       320,400
               of Victory Hospital - Series A
     1,120     New York State Medical Care Facilities Finance Agency Revenue - Hospital            5.500     02/15/22     1,058,579
               and Nursing Home FHA Insured Mortgage - Series 1993
     1,000     New York State Medical Care Facilities Finance Agency - FHA-Insured                 6.100     02/15/15     1,010,720
               Mortgage Project Revenue - Series 1995 B

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
       250     New York City Housing Development Corporation - Multifamily                         7.350     06/01/19       268,212
       500     New York State Housing Finance Agency Revenue - Multifamily - Series 1992A          7.000     08/15/22       526,240
     1,000     New York State Housing Finance Agency Revenue - Multifamily - Series 1994C          6.450     08/15/14     1,035,850

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
     1,500     New York State Mortgage Agency Revenue - Homeowner - Series 43                      6.450     10/01/17     1,544,550
       250     New York State Mortgage Agency Revenue - Homeowner                                  7.950     10/01/21       265,558
       600     New York State Mortgage Agency Revenue - Single Family - Series UU                  7.750     10/01/23       643,104
     1,000     New York State Mortgage Agency Revenue - Homeowner - Series 46                      6.600     10/01/19     1,033,910

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
     1,000     Herkimer County, NY Industrial Development Agency Revenue - Burrows                 8.000     01/01/09     1,063,020
               Paper Recycling
       750     Jefferson County, NY Industrial Development Agency - Solid Waste                    7.200     12/01/20       791,190
               Disposal Revenue - Champion International
       350     New York State Energy Research and Development Authority Electric                   7.500     01/01/26       378,084
               Facility - Consolidated Edison Company - Series A
     1,250     New York State Energy Research and Development Authority Electric                   7.150     09/01/19     1,254,050
               Facility - Long Island Lighting Company - Series 1992 A
       500     New York State Energy Research and Development Authority Electric                   6.900     08/01/22       489,140
               Facility - Long Island Lighting Company - Series 1992 D


4                                                                      New York

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$      500     New York State Energy Research and Development Authority - Brooklyn                 6.750%    02/01/24  $    534,085
               Union Gas Company - Series 1989B

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
       500     Albany, NY Industrial Development Agency Lease Revenue - New York                   7.750     01/01/10       546,380
               State Assembly Building - Series A
       500     Albany, NY Parking Authority Revenue - Green and Hudson Street Garage -             7.150     09/15/16       549,865
               Series A
     1,500     Albany, NY Parking Authority Revenue - Series 1992A                                 0.000     11/01/17       384,135
       600     Franklin County, NY Industrial Development Agency Lease Revenue -                   6.750     11/01/12       629,772
               County Correctional Facility - Series 1992
     2,300     Metropolitan Transit Authority of New York - Service Contract Commuter              0.000     07/01/13       762,427
               Facilities - Series 1993-7
     1,000     Metropolitan Transit Authority of New York -Commuter Facilities Revenue -Series 3   6.000     07/01/19       988,630
       500     New York State Dormitory Authority Revenue - Library Facilities Services            7.000     07/01/09       529,430
               Contract
     2,000     New York State Dormitory Authority Revenue - City University - Series B             6.000     05/15/17     1,980,660
       300     New York State Dormitory Authority Revenue - Department of Education                7.750     07/01/21       331,572
       500     New York State Dormitory Authority Revenue - State University Athletic Facility     7.250     07/01/21       539,745
       250     New York State Dormitory Authority Revenue - Department of Health -                 7.250     07/01/21       269,872
               Veteran's Home
       985     New York State Dormitory Authority Revenue - State University College               7.400     07/01/24     1,099,299
               Revenue - Series 1994 X
       165     New York State Dormitory Authority Revenue - State University Educational           7.375     05/15/14       178,316
               Facilities - Series 1990B
     1,500     New York State Dormitory Authority Revenue - Court Facilities Lease -               5.250     05/15/21     1,340,220
               Series 1993 A
     1,500     New York State Dormitory Authority Revenue - Department of Health -                 6.625     07/01/24     1,565,220
               Series 1995
     1,000     New York State Housing Finance Agency - Service Contract Obligation                 6.125     03/15/20       997,980
               Revenue - Series 1993 C
       250     New York State Municipal Bond Bank Agency Special Program Revenue -                 6.875     03/15/06       266,445
               Buffalo - Series A
       250     New York State Municipal Bond Bank Agency Special Program Revenue -                 6.750     03/15/11       268,020
               Rochester - Series A
       110     New York State Medical Care Facilities Finance Agency Revenue - Mental              7.700     02/15/18       118,476
               Health Services - Series A
        50     New York State Medical Care Facilities Finance Agency Revenue - Mental              7.750     02/15/20        54,660
               Health Services
       950     New York State Urban Development Corporation Revenue - Syracuse                     7.875     01/01/17     1,022,276
               University Center of Science and Technology - Series 1987
     1,000     New York State Urban Development Corporation Revenue - Correctional                 6.000     01/01/19       988,730
               Facilities - Series G
       180     New York State Urban Development Corporation Revenue - Onondaga                     7.500     01/01/00       197,600
               County Convention Center - Series 1990
       500     Triborough Bridge and Tunnel Authority New York Revenue - Convention                7.250     01/01/10       562,750
               Center Project - Series E

               Municipal Revenue/Other
               --------------------------------------------------------------------------------------------------------------------
       240     New York City Industrial Development Agency Civic Facility Revenue -                6.950     11/01/11       255,209
               Federation of Protestant Welfare


New York                                                                      5

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$      500     New York City Industrial Development Agency Civic Facility Revenue -                6.500%    07/01/22  $    510,605
               Lighthouse Incorporated Project
       500     New York State Local Government Assistance Corporation                              6.500     04/01/15       521,080

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
     1,000     Metropolitan Transit Authority of New York - Commuter Facilities Revenue -          6.375     07/01/18     1,053,150
               Series 1994 A
     1,000     New York City Industrial Development Agency Special Facility Revenue -              6.125     01/01/24       980,760
               Terminal One Group Association, L.P. Project - John F. Kennedy - Series 1994

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
     1,450     New York State Power Authority Revenue and General Purpose - Series 1991 Z          6.500     01/01/19     1,541,944

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
     1,855     New York City Municipal Water Finance Authority - Water and Sewer                   6.200     06/15/21     1,907,942
               System Revenue - Series C

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
        75     Endwell, NY Fire District - General Obligation                                      7.000     03/01/11        82,757
        50     Endwell, NY Fire District - General Obligation                                      7.000     03/01/12        55,206
        50     Endwell, NY Fire District - General Obligation                                      7.000     03/01/13        55,158
        50     Endwell, NY Fire District - General Obligation                                      7.000     03/01/14        55,146
        50     Endwell, NY Fire District - General Obligation                                      7.000     03/01/15        55,052
        50     Endwell, NY Fire District - General Obligation                                      7.000     03/01/16        55,126
       150     Jamestown, NY General Obligation - Series A                                         7.000     03/15/04       162,132
       750     Jamestown, NY General Obligation - Series A                                         7.000     03/15/05       808,275
       275     Leray, NY General Obligation - Public Improvement                                   7.600     11/15/02       316,266
       275     Leray, NY General Obligation - Public Improvement                                   7.600     11/15/04       318,447
       150     Leray, NY General Obligation - Public Improvement                                   7.600     11/15/06       174,417
       225     Minerva, NY Central School District - General Obligation                            7.000     06/15/06       253,040
       500     New York City General Obligation - Series A                                         7.750     08/15/04       560,695
     1,000     New York City General Obligation - Series B                                         7.000     08/15/16     1,058,170
        40     New York City General Obligation - Series F                                         8.250     11/15/19        45,792

               Resource Recovery
               --------------------------------------------------------------------------------------------------------------------
       750     Onondaga County, NY Resource Recovery Agency Facility Revenue - Series 1992         7.000     05/01/15       755,858
     1,400     Ulster County, NY Resource Recovery Agency - Solid Waste System                     6.000     03/01/14     1,328,922
               Revenue - Series 1993

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       300     New York State General Obligation                                                   7.300     03/01/12       335,406
       710     New York State General Obligation                                                   6.625     11/01/09       759,246

               Total Investments in Securities - Municipal Bonds (cost $45,955,512) - 99.2%                              48,612,245

               Excess of Other Assets over Liabilities - 0.8%                                                               405,315

               Total Net Assets - 100.0%                                                                                $49,017,560

See notes to financial statements.


6                                                                      New York

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $45,955,512)                    $48,612,245
  Receivable for Fund shares sold                                         89,867
  Interest receivable                                                    931,029
  Other                                                                    6,177
    Total assets                                                      49,639,318
LIABILITIES:
  Bank borrowings (Note G)                                               149,273
  Payable for Fund shares reacquired                                     190,370
  Distributions payable                                                  241,319
  Accrued expenses                                                        40,796
    Total liabilities                                                    621,758
NET ASSETS:
Applicable to 4,616,738 shares of beneficial interest
issued and outstanding                                               $49,017,560
Net asset value per share                                            $     10.62



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $ 3,111,821
EXPENSES:
  Distribution fees (Note E)                                            189,117
  Investment advisory fees (Note E)                                     236,428
  Custody and accounting fees                                            42,700
  Transfer agent's fees                                                  30,430
  Registration fees                                                       4,279
  Legal fees                                                                730
  Audit fees                                                             12,775
  Reimbursement of organizational expenses (Note F)                      51,410
  Trustees' fees                                                            960
  Shareholder services fees (Note E)                                      6,080
  Other                                                                   3,625
  Advisory fees waived (Note E)                                        (236,428)
  Expense subsidy (Note E)                                             (138,257)
    Total expenses                                                      203,849
Net investment income                                                 2,907,972
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (1,184,251)
  Change in unrealized appreciation (depreciation) of investments     2,143,233
Net gain on investments                                                 958,982
Net increase in net assets resulting from operations                $ 3,866,954

See notes to financial statements.


New York                                                                     7

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                    Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS                  May 31, 1995    May 31, 1994
Operations:
  Net investment income                           $  2,907,972     $  2,513,437
  Net realized loss on security transactions        (1,184,251)         (29,731)
  Change in unrealized appreciation
  (depreciation) of investments                      2,143,233       (1,912,792)
Net increase in net assets
resulting from operations                            3,866,954          570,914
Distributions to shareholders:
  Dividends from net investment income              (2,892,313)      (2,529,597)
  Distributions from net realized capital gains                        (275,761)
  Distributions in excess of net capital gains                         (361,490)
Net decrease in net assets from
distributions to shareholders                       (2,892,313)      (3,166,848)
Fund share transactions:
  Proceeds from shares sold                          8,779,466       19,253,098
  Net asset value of shares issued in
  reinvestment of distributions                      1,503,289        1,391,025
  Cost of shares reacquired                        (10,673,547)      (3,610,739)
Net (decrease) increase in net assets from Fund
share transactions                                    (390,792)      17,033,384
Total increase in net assets                           583,849       14,437,450
NET ASSETS:
  Beginning of year                                 48,433,711       33,996,261
  End of year                                     $ 49,017,560     $ 48,433,711
NET ASSETS CONSIST OF:
  Paid-in surplus                                 $ 47,920,640     $ 48,311,432
  Undistributed net investment income                   15,659
  Accumulated net realized gain (loss)
  on security transactions                          (1,575,472)        (391,221)
  Unrealized appreciation (depreciation)
  of investments                                     2,656,733          513,500
                                                  $ 49,017,560     $ 48,433,711

See notes to financial statements.


8                                                                      New York

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship New York Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on January 16, 1991. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:


New York                                                                      9

Notes to Financial Statements
================================================================================

                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994

    Shares sold                                   865,004         1,755,211
    Shares issued in reinvestment
      of distributions                            148,376           126,553
    Shares reacquired                          (1,060,848)         (333,001)
    Net (decrease) increase
      in shares outstanding                       (47,468)        1,548,763
    Outstanding at beginning
      of year                                   4,664,206         3,115,443
    Outstanding at end of year                  4,616,738         4,664,206

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $27,292,797 and $27,268,942, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated 2,656,733 of which $2,805,409 related to appreciated securities and $148,676 related to depreciated securities.

        At May 31, 1995, the Fund has available a capital loss carryforward of approximately $1,575,500 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $236,428. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $16,440. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $242,700 for the year ended May 31, 1995, of which approximately $210,900 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund (approximately $257,000) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1995, $154,230 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $82,075, with a weighted average annualized interest rate of 6.23%. At May 31, 1995, the Fund had $149,273 borrowings outstanding under the line of credit.

10                                                                     New York

                                                                                         Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                      interest outstanding throughout the period.
====================================================================================================================================

                                                                                                                       Period From
                                                     Year Ended       Year Ended      Year Ended       Year Ended   January 16, 1991
                                                    May 31, 1995     May 31, 1994    May 31, 1993     May 31, 1992  to May 31, 1991
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $10.38           $10.91           $10.10          $ 9.69           $9.58
Income from investment operations:
  Net investment income                                  0.62             0.64             0.66            0.68            0.22
  Net realized and unrealized gain                       0.24            (0.37)            0.88            0.41            0.11
  (loss) on securities
Total from investment operations                         0.86             0.27             1.54            1.09            0.33
Less distributions:
  Dividends from net investment                         (0.62)           (0.64)           (0.66)          (0.68)          (0.22)
  income
  Distributions from net realized                                        (0.07)           (0.07)
  capital gains
  Distributions in excess of net                                         (0.09)
  realized capital gains
Total distributions                                     (0.62)           (0.80)           (0.73)          (0.68)          (0.22)
Net asset value, end of year                           $10.62           $10.38           $10.91          $10.10           $9.69
Total return(a)                                          8.74%            2.38%           15.87%          11.71%           8.14%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                             0.43%            0.30%            0.28%           0.18%           0.16%
    Net investment income                                6.15%            5.83%            6.28%           6.89%           6.14%
  Assuming no waivers and
  reimbursements:
    Expenses                                             1.22%            1.26%            1.44%           1.43%           1.85%
    Net investment income                                5.36%            4.87%            5.12%           5.64%           4.45%
Net assets at end of year (000's)                      $49,018          $48,434          $33,996         $20,701          $9,496
Portfolio turnover rate                                 58.69%           59.70%           45.65%          36.89%          17.41%

(a) The total returns shown do not
    include the effect of
    applicable front-end sales
    charge and are annualized where
    appropriate.


New York                                                                     11

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP NEW YORK
TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship New York Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship New York Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Dayton, Ohio
July 6, 1995

12                                                                     New York

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$    2,800     North Carolina Educational Facilities Finance Agency Revenue - Duke                 7.400%    10/01/17  $  2,955,512
               University - Series A
       165     North Carolina Educational Facilities Finance Agency Revenue - High Point           7.050     12/01/05       179,796
               College
       175     North Carolina Educational Facilities Finance Agency Revenue - High Point           7.100     12/01/06       190,377
               College
     2,250     North Carolina Educational Facilities Finance Agency Revenue - Duke                 6.750     10/01/21     2,410,425
               University - Series 1991C
       175     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/02       185,201
       195     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/03       205,982
       205     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/04       216,105
       220     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/05       231,444
       235     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/06       246,811
       255     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/07       267,370
       270     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/08       282,625
       295     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/09       308,281
       315     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/10       328,570
       340     University of North Carolina Asheville Revenue - Dorm and Dining Hall System        7.000     06/01/11       354,450
       295     University of North Carolina Chapel Hill Revenue - Student Recreation               7.000     06/01/08       325,922
               Center Series 1991

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
     6,750     Charlotte-Mecklenburg, NC Hospital Authority - Health Care System                   6.250     01/01/20     6,906,870
               Revenue - Series 1992
     1,035     Charlotte-Mecklenburg, NC Hospital Authority - Health Care System                   6.000     01/01/22     1,045,288
               Revenue - Series 1992
     2,500     Craven, NC Regional Medical Authority - Health Care Facilities Revenue              5.625     10/01/17     2,485,625
     3,900     North Carolina Medical Care Commission Health Care Facilities Revenue -             7.250     02/15/19     4,108,650
               Gaston Health Care Support
     2,055     North Carolina Medical Care Commission Health Care Facilities Revenue -             7.800     10/01/19     2,177,416
               Stanly Memorial Hospital
     1,500     North Carolina Medical Care Commission Hospital Revenue - Rex Hospital -            6.250     06/01/17     1,522,245
               Series 1993
     4,300     North Carolina Medical Care Commission Hospital Revenue - Presbyterian              5.500     10/01/20     4,146,017
               Health Services - Series 1993
     1,000     North Carolina Medical Care Commission Hospital Revenue - Scotland                  5.375     10/01/11       947,350
               Memorial Hospital - Series 1993
     1,000     North Carolina Medical Care Commission Hospital Revenue - Annie Pen                 7.500     08/15/21     1,032,030
               Memorial Hospital - Series 1991
     1,100     North Carolina Medical Care Commission Hospital Revenue - Alamance                  6.375     08/15/20     1,150,886
               Health Services - Series 1992A
       275     North Carolina Medical Care Commission Hospital Revenue - Halifax                   6.750     08/15/14       272,624
               Memorial Hospital - Series 1992
     1,000     North Carolina Medical Care Commission Hospital Revenue - Halifax                   6.750     08/15/24       977,420
               Memorial Hospital - Series 1992
     2,200     North Carolina Medical Care Commission Hospital Revenue - Roanoke-                  7.750     10/01/19     2,318,536
               Chowan Hospital

4                                                                North Carolina

               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$      600     North Carolina Medical Care Commission Hospital Revenue - Transylvania              8.000%    10/01/19  $    635,772
               Community Hospital
     1,000     North Carolina Medical Care Commission Hospital Revenue - Mercy                     6.500     08/01/15     1,017,120
               Hospital - Series 1992
     3,400     North Carolina Medical Care Commission Hospital Revenue - Community                 8.100     10/01/15     3,776,006
               Hospital Thomasville
     1,500     Northern Hospital District Surry County, NC Hospital Revenue - Series 1991          7.875     10/01/21     1,573,875
     1,785     Pitt County, NC Revenue - Pitt County Memorial Hospital - Series A                  6.900     12/01/21     1,914,698
     1,000     Pitt County, NC Revenue - Pitt County Memorial Hospital - Series B                  6.750     12/01/14     1,083,320
     1,955     Stokes County, NC Hospital Revenue - Stokes-Reynolds Memorial Hospital              8.000     01/01/07     2,059,456
     1,750     University of North Carolina Hospital Chapel Hill - Series 1992                     6.000     02/15/24     1,709,995
       500     Wake County, North Carolina Hospital Revenue                                        7.400     10/01/16       541,240

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
     1,495     Charlotte, NC Housing Development Corporation Mortgage Revenue -                    6.600     07/15/21     1,524,676
               Vantage 78 Apartments - Series 1994
       620     North Carolina Housing Finance Agency - Multifamily - Series 1992B                  6.900     07/01/24       647,571
     7,535     North Carolina Housing Finance Agency - Multifamily Revenue - Series D              0.000     07/01/28       291,831

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
     1,050     North Carolina Housing Finance Agency - Single Family Revenue - Series C            8.000     03/01/17     1,107,393
       590     North Carolina Housing Finance Agency - Single Family Revenue - Series D            8.200     09/01/07       631,341
       550     North Carolina Housing Finance Agency - Single Family Revenue - Series E            8.125     09/01/19       587,510
     1,075     North Carolina Housing Finance Agency - Single Family Revenue - Series G            7.800     03/01/21     1,141,263
       970     North Carolina Housing Finance Agency - Single Family Revenue - Series O            7.600     03/01/21     1,017,190
     2,000     North Carolina Housing Finance Agency - Single Family Revenue - Series Y            6.350     03/01/18     2,056,440
     2,250     North Carolina Housing Finance Agency - Single Family Revenue - 1985                6.500     09/01/26     2,281,050
               Resolution - Series BB
       885     Winston Salem, NC Single Family Housing Revenue                                     8.000     09/01/07       927,161

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
     1,400     Gaston County, NC Industrial Facilities and Pollution Control Financing             8.850     11/01/15     1,525,440
               Authority - Combustion Engineering Project
     1,900     Martin County, NC Industrial Facilities and Pollution Control Finance               7.250     09/01/14     2,048,485
               Authority Revenue - Solid Waste Disposal - Weyerhaeuser
     6,000     Martin County, NC Industrial Facilities and Pollution Control Finance               6.800     05/01/24     6,306,360
               Authority Revenue - Solid Waste Disposal - Weyerhaeuser - Series 1994
     1,100     New Hanover County, NC Industrial Facilities and Pollution Control                  6.700     07/01/19     1,109,581
               Financing Authority Revenue - Occidental Petroleum - Series 1992

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
     1,500     Buncombe County, NC Certificates of Participation - Series 1992                     6.625     12/01/10     1,614,390
     3,000     Durham, NC Certificates of Participation - Hospital and Office - Series 1994        6.000     05/01/14     3,038,160
     1,500     Durham, NC Certificates of Participation - Hospital and Office - Series 1994        6.000     05/01/17     1,509,450
       705     Durham, NC Certificates of Participation                                            7.250     09/01/10       777,946
     1,000     Durham, NC Certificates of Participation                                            6.750     12/01/11     1,078,190
     1,000     Harnett County, NC Certificates of Participation - Harnett County Project -         6.200     12/01/06     1,089,360
               Series 1994


North Carolina                                                                5

               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$    1,750     Harnett County, NC Certificates of Participation - Harnett County Project -         6.200%    12/01/09    $1,861,055
               Series 1994
       500     Harnett County, NC Certificates of Participation - Harnett County Project -         6.400     12/01/14       533,140
               Series 1994
     1,000     Pitt County, NC Certificates of Participation                                       6.900     04/01/08     1,094,120
       900     Scotland County, NC Certificates of Participation - Jail/Courthouse                 6.750     03/01/11       979,065
       715     Stokes County, NC Certificates of Participation                                     7.000     03/01/06       787,322

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
     2,475     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.250     07/01/20     2,271,629
               Revenue - Series 1993 W
     4,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.250     07/01/21     3,665,720
               Revenue - Series 1993 X
     1,700     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18     1,797,427
               Revenue - Series 1992 T

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
     1,250     Concord, NC Utilities System Revenue - Series 1993                                  5.750     12/01/17     1,259,088
     1,000*    Fayetteville, NC Public Works Commission Revenue - Series 1995 A                    5.375     03/01/20       958,350
     1,250     Gastonia, NC Combined Utilities System Revenue - Series 1994                        6.000     05/01/14     1,287,262
     1,880     Gastonia, NC Combined Utilities System Revenue - Series 1994                        6.100     05/01/19     1,937,302
     2,000     Greenville, NC Utilities Commission Combined Enterprise System Revenue -            6.000     09/01/16     2,035,780
               Series 1994
     2,000     North Carolina Eastern Municipal Power Agency Revenue - Series 1993B                6.250     01/01/12     1,989,660
     5,300     North Carolina Eastern Municipal Power Agency Revenue - Series 1993B                6.000     01/01/18     5,507,018
       505     North Carolina Eastern Municipal Power Agency Revenue - Series 1991A                6.500     01/01/18       527,018
     1,000     North Carolina Eastern Municipal Power Agency Revenue - Series A                    7.250     01/01/21     1,045,290
       700     North Carolina Municipal Power Agency Number 1 - Catawba Electric Revenue           7.000     01/01/16       732,788
     3,500     North Carolina Municipal Power Agency Number 1 - Catawba Electric Revenue           7.500     01/01/17     3,782,275
     2,500     North Carolina Municipal Power Agency Number 1 - Catawba Electric Revenue -         6.200     01/01/18     2,574,425
               Series 1992
       355     North Carolina Municipal Power Agency Number 1 - Catawba Electric Revenue           7.625     01/01/14       386,009
     2,000     North Carolina Municipal Power Agency Number 1 - Catawba Electric                   0.000     01/01/10       877,440
               Revenue - Series 1992
     6,000     North Carolina Municipal Power Agency Number 1 - Catawba Electric                   0.000     01/01/09     2,818,620
               Revenue - Series 1992
     4,315     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17     4,407,557
     5,000     Commonwealth of Puerto Rico Electric Power Authority - Series 1994 S                6.125     07/01/09     5,208,450
     1,115     Shelby, NC Combined Revenue Producing Facilities System - Series 1992               6.625     06/01/12     1,192,916
     1,000     Shelby, NC Combined Revenue Producing Facilities System - Series 1992               6.625     06/01/17     1,059,380

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
       750     Buncombe County, NC Metropolitan Sewer District - Series 1993A                      5.500     07/01/22       741,615
       662     Woodfin, NC Treatment Facilities - Certificates of Participation - Series 1993      5.500     12/01/03       670,934


6                                                                North Carolina

               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
$      800     Rutherford County, NC Public Facilities - Certificates of Participation -           6.000%    06/01/09  $    839,416
               Series 1994
       100     Spindale, NC Sanitary Sewer Revenue                                                 7.600     02/01/07       108,847
       100     Spindale, NC Sanitary Sewer Revenue                                                 7.600     02/01/08       108,847
       200     Spindale, NC Sanitary Sewer Revenue                                                 7.600     02/01/09       217,694
     1,410     Union City, NC Certificates of Participation - Series 1992                          6.375     04/01/12     1,521,531

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       145     Asheville, NC Housing Development Corporation Revenue - Ashville Gardens           10.500     05/01/11       185,026
     1,000     Buncombe County, NC Metropolitan Sewer District - Series 1992B                      6.750     07/01/16     1,137,290
     3,300     Charlotte-Mecklenburg, NC Hospital Authority - Health Care System                   7.875     10/01/15     3,621,816
               Revenue - Series G
     3,000     Charlotte, NC Certificates of Participation - Convention Facilities Project         6.750     12/01/21     3,399,840
       600     Cleveland County, NC General Obligation                                             7.200     06/01/08       679,686
     1,300     Cleveland County, NC General Obligation                                             7.200     06/01/09     1,472,653
     2,300     Cleveland County, NC General Obligation                                             7.200     06/01/10     2,605,463
     1,900     Craven, NC Regional Medical Authority - Health Care Facilities Revenue              7.200     10/01/19     2,164,803
       750     Cumberland County, NC Hospital Facilities Revenue                                   7.875     10/01/14       843,885
     1,450     Greensboro, NC Certificates of Participation - Greensboro Center City               7.900     07/01/09     1,621,898
               Corporation
       500     North Carolina Eastern Municipal Power Agency Revenue - Series A                    7.625     01/01/23       548,905
       690     North Carolina Eastern Municipal Power Agency Revenue - Series A                    7.500     01/01/21       770,502
       500     North Carolina Eastern Municipal Power Agency Revenue - Series A                    7.250     01/01/23       554,235
     3,590     North Carolina Eastern Municipal Power Agency Revenue                               8.000     01/01/21     3,972,766
       490     North Carolina Eastern Municipal Power Agency Revenue                               8.000     01/01/21       542,244
       995     North Carolina Eastern Municipal Power Agency Revenue - Series 1991A                6.500     01/01/18     1,113,017
       115     North Carolina Medical Care Commission Hospital Revenue - Memorial                  7.625     10/01/08       134,056
               Mission Hospital
     2,000     North Carolina Medical Care Commission Hospital Revenue - Carolina                  7.875     05/01/15     2,170,020
               Medicorp - Series A
       280     North Carolina Medical Care Commission Hospital Revenue - Scotland                  8.000     10/01/97       301,902
               Memorial Hospital
       190     North Carolina Medical Care Commission Hospital Revenue - Scotland                  8.100     10/01/98       210,687
               Memorial Hospital
       200     North Carolina Medical Care Commission Hospital Revenue - Scotland                  8.150     10/01/99       225,792
               Memorial Hospital
     1,000     North Carolina Medical Care Commission Hospital Revenue - Scotland                  8.625     10/01/11     1,143,170
               Memorial Hospital
       600     North Carolina Municipal Power Agency Number 1 - Catawba Electric Revenue           7.875     01/01/19       662,316
       700     Pender County, NC Certificates of Participation - Series 1991                       7.700     06/01/11       820,085
       500     Commonwealth of Puerto Rico - General Obligation                                    7.750     07/01/06       558,245
     2,000     Commonwealth of Puerto Rico - General Obligation                                    7.750     07/01/13     2,232,980
       780     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       876,447
     2,650     Commonwealth of Puerto Rico Electric Power Authority - Series K                     9.375     07/01/17     2,969,590
       200     Commonwealth of Puerto Rico Electric Power Authority - Series M                     8.000     07/01/08       224,730
       295     University of North Carolina Charlotte Revenue - Housing and Dining                 7.500     01/01/04       322,683
               System - Series K
       200     Washington County, NC General Obligation                                            7.600     03/01/08       220,372
       200     Washington County, NC General Obligation                                            7.600     03/01/09       220,372


North Carolina                                                                7

               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Resource Recovery
               --------------------------------------------------------------------------------------------------------------------
$    1,000     Coastal Regional, NC Solid Waste Management Authority System Revenue -              6.500%    06/01/08  $  1,042,140
               Series 1992
     1,000     Coastal Regional, NC Solid Waste Management Authority System Revenue -              6.300     06/01/04     1,068,630
               Series 1992
     1,250     Iredell County, NC Solid Waste System - Series 1992                                 6.250     06/01/12     1,281,075

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
     2,450     Commonwealth of Puerto Rico Infrastructure Financing Authority - Series A           7.750     07/01/08     2,708,377

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       220     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       245,505
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.350     07/01/10     1,044,450
     2,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.400     07/01/11     2,098,640
     1,000     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.900     07/01/07     1,114,010
               Series A
       850     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.875     07/01/17       946,305
               Series A
     4,000     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             5.500     07/01/21     3,823,920
               Education and Health Facilities - Series M

               Total Investments in Securities - Municipal Bonds (cost $182,887,218) - 98.6%                            195,087,616

               Excess of Other Assets over Liabilities - 1.4%                                                             2,811,612

               Total Net Assets - 100.0%                                                                               $197,899,228

*Securities purchased on a "when issued" basis.
See notes to financial statements.


8                                                                North Carolina

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $182,887,218)                 $195,087,616
  Cash                                                                  723,560
  Receivable for Fund shares sold                                       255,714
  Interest receivable                                                 4,022,092
  Other                                                                  17,985
    Total assets                                                    200,106,967
LIABILITIES:
  Payable for investments purchased                                     954,164
  Payable for Fund shares reacquired                                    151,422
  Distributions payable                                                 927,614
  Accrued expenses                                                      174,539
    Total liabilities                                                 2,207,739
NET ASSETS                                                         $197,899,228
  Class A:
  Applicable to 18,752,370 shares of beneficial interest           $191,850,319
  issued and outstanding
  Net asset value per share                                              $10.23
  Class C:
  Applicable to 592,086 shares of beneficial interest               $ 6,048,909
  issued and outstanding
  Net asset value per share                                              $10.22



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                        $12,809,812
EXPENSES:
  Distribution fees - Class A (Note E)                                  752,253
  Distribution fees - Class C (Note E)                                   46,826
  Investment advisory fees (Note E)                                     964,933
  Custody and accounting fees                                           117,550
  Transfer agent's fees                                                 135,475
  Registration fees                                                       6,874
  Legal fees                                                              3,103
  Audit fees                                                             18,250
  Trustees' fees                                                          3,642
  Shareholder services fees (Note E)                                     20,672
  Other                                                                   8,850
  Advisory fees waived (Note E)                                        (289,460)
    Total expenses                                                    1,788,968
Net investment income                                                11,020,844
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (2,530,209)
  Change in unrealized appreciation                                   5,165,137
  (depreciation) of investments
Net gain on investments                                               2,634,928
Net increase in net assets resulting from operations                $13,655,772

See notes to financial statements.


North Carolina                                                                9

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                    Year Ended      Year Ended
INCREASE (DECREASE) IN NET ASSETS                  May 31, 1995    May 31, 1994
Operations:
  Net investment income                          $ 11,020,844     $ 10,450,256
  Net realized loss on security transactions       (2,530,209)      (1,400,122)
  Change in unrealized appreciation                 5,165,137       (7,815,258)
  (depreciation) of investments
Net increase in net assets                         13,655,772        1,234,876
resulting from operations
Distributions to shareholders:
  Dividends from net investment income -          (10,778,846)     (10,462,482)
  Class A
  Dividends from net investment income -             (253,254)         (79,449)
  Class C
Net decrease in net assets from distributions     (10,778,846)     (10,462,482)
to shareholders - Class A
Net decrease in net assets from distributions        (253,254)         (79,449)
to shareholders - Class C
Fund share transactions:
  Proceeds from shares sold - Class A              19,667,401       44,195,511
  Proceeds from shares sold - Class C               2,635,090        4,387,771
  Net asset value of shares issued in               6,006,500        5,896,453
  reinvestment of distributions - Class A
  Net asset value of shares issued in                 158,840           42,926
  reinvestment of distributions - Class C
  Cost of shares reacquired - Class A             (32,425,504)     (14,861,362)
  Cost of shares reacquired - Class C              (1,015,075)         (50,291)
Net (decrease) increase in net assets from         (6,751,603)      35,230,602
Fund share transactions - Class A
Net increase in net assets from Fund                1,778,855        4,380,406
share transactions - Class C
Total (decrease) increase in net assets            (2,349,076)      30,303,953
NET ASSETS:
  Beginning of year                               200,248,304      169,944,351
  End of year                                    $197,899,228     $200,248,304
NET ASSETS CONSIST OF:
  Paid-in surplus                                $191,317,382     $196,301,386
  Accumulated net realized gain (loss)             (5,618,552)      (3,088,343)
  on security transactions
  Unrealized appreciation (depreciation)           12,200,398        7,035,261
  of investments
                                                 $197,899,228     $200,248,304

See notes to financial statements.


10                                                               North Carolina

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.   DESCRIPTION OF BUSINESS

     The Flagship North Carolina Triple Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on March 27, 1986. On October 4, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.

     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

          Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

     Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

          The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

     Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of


North Carolina                                                               11

Notes to Financial Statements
================================================================================

     securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $950,730 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.   FUND SHARES

     At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:
                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994

    CLASS A
    Shares sold                                 2,002,418         4,152,847
    Shares issued in reinvestment
      of distributions                            607,677           557,135
    Shares reacquired                          (3,316,397)       (1,425,880)
    Net (decrease) increase
      in shares outstanding                      (706,302)        3,284,102
    Outstanding at beginning
      of year                                  19,458,672        16,174,570
    Outstanding at end of year                 18,752,370        19,458,672

                                                                 Period From
                                               Year Ended      October 4, 1993
                                              May 31, 1995     to May 31, 1994
    CLASS C
    Shares sold                                   266,917           414,239
    Shares issued in reinvestment
      of distributions                             16,107             4,135
    Shares reacquired                            (104,445)           (4,867)
    Net increase in shares
      outstanding                                 178,579           413,507
    Outstanding at beginning
      of period                                   413,507             - 0 -
    Outstanding at end of period                  592,086           413,507

     For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.   PURCHASES AND SALES OF
     MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $66,220,298 and $70,442,367, respectively.

          At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $12,200,398 of which $12,259,227 related to appreciated securities and $58,829 related to depreciated securities.

          At May 31,1995, the Fund has available capital loss carryforwards of approximately $5,618,600 to offset future net capital gains in the amounts of $1,577,600 through May 31,1996, $104,100 through May 31, 1997, $5,200 through May 31, 1998, $600 through May 31, 1999, $1,400,900 through May 31,
     2002, and $2,530,200 through May 31, 2003.

E.   TRANSACTIONS WITH INVESTMENT
     ADVISOR AND DISTRIBUTOR

     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $289,460 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $58,305.

          The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the
12                                                               North Carolina

Notes to Financial Statements
================================================================================

     distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $64,601 and $4,828 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

          In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $438,500 for the year ended May 31, 1995, of which approximately $391,600 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $4,500 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.   LINE OF CREDIT

     The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $10 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $374,047, with a weighted average annualized interest rate of 6.29%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


North Carolina                                                               13

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                      Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
CLASS A                                              May 31, 1995     May 31, 1994     May 31, 1993    May 31, 1992    May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $10.08           $10.51            $9.97           $9.70           $9.46
Income from investment operations:
  Net investment income                                    0.57             0.57             0.58            0.60            0.61
  Net realized and unrealized gain                         0.15            (0.42)            0.55            0.27            0.24
  (loss) on securities
Total from investment operations                           0.72             0.15             1.13            0.87            0.85
Less distributions:
  Dividends from net investment                           (0.57)           (0.58)           (0.59)          (0.60)          (0.61)
  income
Total distributions                                       (0.57)           (0.58)           (0.59)          (0.60)          (0.61)
Net asset value, end of year                             $10.23           $10.08           $10.51           $9.97           $9.70
Total return(a)                                            7.45%            1.30%           11.66%           9.30%           9.28%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                               0.91%            0.89%            0.95%           0.98%           0.99%
    Net investment income                                  5.73%            5.41%            5.70%           6.10%           6.36%
  Assuming no waivers and
  reimbursements:
    Expenses                                               1.06%            1.04%            1.04%           1.05%           1.06%
    Net investment income                                  5.58%            5.26%            5.61%           6.03%           6.29%
Net assets at end of year (000's)                       $191,850         $196,087         $169,944        $131,488        $108,917
Portfolio turnover rate                                   34.67%           21.23%           11.52%          16.91%          11.52%

(a)  The total returns shown do not
     include the effect of
     applicable front-end sales
     charge.


14                                                              North Carolina

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
===============================================================================

                                                                  Period From
                                               Year Ended     October 4, 1993 to
CLASS C                                       May 31, 1995       May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period               $10.06               $10.84
Income from investment operations:
  Net investment income                              0.51                 0.32
  Net realized and unrealized gain                   0.16                (0.78)
  (loss) on securities
Total from investment operations                     0.67                (0.46)
Less distributions:
  Dividends from net investment                     (0.51)               (0.32)
  income
Total distributions                                 (0.51)               (0.32)
Net asset value, end of period                     $10.22               $10.06
Total return(a)                                      6.97%               (6.26%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                         1.46%                1.49%
    Net investment income                            5.13%                4.65%
  Assuming no waivers and
  reimbursements:
    Expenses                                         1.61%                1.79%
    Net investment income                            4.98%                4.35%
Net assets at end of period (000's)                $6,049               $4,161
Portfolio turnover rate                             34.67%               21.23%

(a)  The total return shown does
     not include the effect of
     applicable contingent deferred
     sales charge and is annualized
     where appropriate.


North Carolina                                                                                                                   15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP NORTH CAROLINA
TRIPLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship North Carolina Triple Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship North Carolina Triple Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Dayton, Ohio
July 6, 1995


16                                                               North Carolina


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

               Education
               ---------------------------------------------------------------------------------------------------------------------
$      300     Miami University, OH General Receipts                                               0.000%    12/01/06  $    164,202
       450     Miami University, OH General Receipts                                               0.000     12/01/08       216,608
     1,000     Miami University, OH General Receipts - Series 1993                                 5.600     12/01/13     1,006,300
     2,050     Miami University Ohio State University Revenue                                      6.900     12/01/04     2,203,709
     2,025     Ohio State Higher Educational Facilities Commission Revenue - University            6.600     12/01/17     2,207,392
               of Dayton - Series 1992
     2,545     Ohio State Higher Educational Facilities Commission Revenue - Case                  7.625     10/01/08     2,759,213
               Western Reserve
       750     Ohio State Higher Educational Facilities Commission Revenue - Case                  6.500     10/01/20       842,910
               Western Reserve University - Series 1990
     1,870     Ohio State Higher Educational Facilities Commission Revenue - Case                  7.125     10/01/14     2,025,378
               Western Reserve University - Series 1990
     1,900     Ohio State Public Facilities Commission Higher Education - Series A                 7.250     05/01/04     2,095,700
       750     University of Puerto Rico System Revenue - Series 1995 N                            5.250     06/01/25       712,050
     4,000     University of Puerto Rico System Revenue - Series 1995 N                            0.000     06/01/09     1,876,480
     1,230     Youngstown, OH State University General Receipts - State University of              6.000     12/15/16     1,265,027
               Ohio - Series 1994 A

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
     4,030     Cuyahoga County, OH Health Care Facilities Revenue - Altenheim Nursing Home         9.280     06/01/15     4,575,380
     2,600     Franklin County, OH Industrial Development Revenue - First Community                5.600     08/01/21     2,367,820
               Village - Series 1993 A
     2,825     Warren County, OH Hospital Facility Improvement Revenue - Otterbein                 7.200     07/01/11     3,057,441
               Home Project

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
       500     Athens County, OH Community Mental Health Hospital - West Center -                  6.900     06/01/10       531,520
               Series I
     3,000     Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992       7.250     01/01/12     3,216,480
       500     Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital             8.000     12/01/06       539,225
     1,000     Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital             8.000     12/01/11     1,069,170
       670     Clark County, OH Hospital Improvement Revenue - Community Hospital -                9.100     04/01/97       692,016
               Series A
     1,000     Clermont County, OH Hospital Facilities Revenue - Mercy Health Care System          9.750     09/01/13     1,032,640
     1,000     Clermont County, OH Hospital Facilities Revenue - Mercy Health Care                 5.875     09/01/15     1,005,630
               System - Series 1993 B
     3,000     Cuyahoga County, OH Hospital Facilities Revenue - Fairview                          5.500     08/15/14     2,975,130
               General Hospital - Series 1994
       250     Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995          6.250     08/15/14       255,978
     5,500     Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995          6.250     08/15/24     5,574,360
     7,000     Cuyahoga County, OH Hospital Facilities Revenue - Cleveland Clinic Foundation       8.000     12/01/15     7,579,320
     2,000     Cuyahoga County, OH Hospital Facilities Revenue - University Hospital               6.875     01/15/19     2,155,520
               Health System
     3,000     Cuyahoga County, OH Hospital Facilities Revenue - Meridia Health System             7.250     08/15/19     3,195,420
       650     Cuyahoga County, OH Hospital Facilities Revenue - Mt. Sinai Medical Center          6.625     11/15/21       697,690
       900     Cuyahoga County, OH Hospital Improvement Revenue - University                       6.500     01/15/19       922,257
               Hospitals Health System, Incorporated Project - Series 1992

4                                                                         Ohio


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

$    1,500     Cuyahoga County, OH Hospital Facilities Revenue - Fairview General                  6.250%    08/15/10  $  1,608,075
               Hospital - Series 1993
     2,000     Cuyahoga County, OH Industrial Development Revenue - University Health              7.300     08/01/11     2,206,620
               Care Center
     2,010     Erie County, OH Hospital Improvement Revenue - Firelands Community                  6.750     01/01/08     2,104,370
               Hospital - Series 1992
     2,000     Fairfield County, OH Hospital Improvement Revenue - Lancaster and                   5.375     06/15/12     1,959,500
               Fairfield Hospitals
     2,000     Fairfield County, OH Hospital Improvement Revenue - Lancaster and                   5.500     06/15/21     1,948,640
               Fairfield Hospitals
     7,000     Franklin County, OH Hospital Facilities Refunding Revenue - Riverside               5.750     05/15/20     6,972,140
               United Methodist Hospital - Series 1993 A
     1,350     Franklin County, OH Hospital Facilities Refunding Revenue - Riverside               7.250     05/15/20     1,503,022
               United Methodist Hospital
     1,500     Franklin County, OH Hospital Revenue - Holy Cross Hospital                          7.625     06/01/09     1,698,660
     3,500     Garfield Heights, OH Hospital and Improvement Revenue - Marymont                    6.700     11/15/15     3,649,065
               Hospital - Series 1992 A
       500     Geauga County, OH Hospital Improvement Revenue - Geauga Hospital                    8.700     11/15/04       543,065
               Association
     1,200     Geauga County, OH Hospital Improvement Revenue - Geauga Hospital                    8.750     11/15/13     1,302,804
               Association
     3,000     Hamilton County, OH Hospital Facilities Revenue - Bethesda Hospital -               6.250     01/01/12     3,053,820
               Series 1992A
     1,470     Hamilton County, OH Health System Revenue - Providence Hospital - Series 1992       6.875     07/01/15     1,459,592
     2,325     Hancock County, OH Hospital Revenue - Blanchard Valley Hospital                     7.625     11/15/14     2,535,622
     2,000     Lake County, OH Hospital Facilities Revenue - Lake Hospital System -                5.500     08/15/20     1,949,240
               Series 1993
     3,860     Lorain, OH Hospital Revenue - Lakeland Community Hospital - Series 1992             6.500     11/15/12     3,952,872
     1,500     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A             8.125     12/01/11     1,615,095
     2,750     Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993          6.125     12/01/13     2,586,430
     2,900     Lucas County, OH Hospital Improvement Revenue - St. Vincent Medical                 5.250     08/15/12     2,773,125
               Center - Series 1993 B
     6,500     Lucas County, OH Hospital Improvement Revenue - St. Vincent Medical                 5.250     08/15/20     6,118,840
               Center - Series 1993 B
     4,140     Lucas County, OH Hospital Improvement Revenue - St. Vincent Medical                 5.250     08/15/22     3,889,033
               Center - Series 1993 C
     2,750     Mahoning County, OH Hospital Facilities Improvement Revenue - YHA Project           7.000     10/15/14     3,041,500
       500     Mansfield, OH Hospital Improvement Revenue - Mansfield General Hospital             6.700     12/01/09       546,930
     1,250     Maumee, Ohio Hospital Facilities Revenue - St. Luke's Hospital - Series 1994        5.800     12/01/14     1,259,388
     4,875     Miami County, OH Hospital Facilities Revenue - Upper Valley Medical                 8.375     05/01/13     5,296,102
               Center - Series A
     3,000     Middleburg Heights, OH Hospital Improvement Revenue - Southwest                     7.200     08/15/19     3,209,310
               General Hospital
     2,750     Montgomery County, OH Hospital Revenue - Miami Valley Hospital - Series A           9.375     12/01/05     2,877,435
     3,250     Montgomery County, OH Hospital Revenue - Miami Valley Hospital - Series             6.250     11/15/16     3,379,188
               1992A
     2,500     Montgomery County, OH Hospital Revenue - Sisters of Charity Health Care             6.250     05/15/08     2,663,925
               Systems - Series 1992A

Ohio                                                                          5


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

$    1,000     Richland County, OH Hospital Improvement Revenue - Mansfield General                9.375%    12/01/09  $  1,043,520
               Hospital
     1,725     Shelby County, OH Hospital Facilities and Improvement Revenue - Wilson              7.700     09/01/18     1,814,338
               Memorial Hospital
     1,750     Trumbull County, OH Hospital Revenue - Trumbull Memorial Hospital -                 6.900     11/15/12     1,927,345
               Series B
     1,500     Washington County, OH Hospital Facilities Revenue - Marietta Area Health            7.375     09/01/12     1,576,650
               Care Project
     1,500     Westerville, OH Minerva Park and Blendon Joint Township Hospital District           7.100     09/15/21     1,675,380
               Improvement Revenue - St. Ann's Hospital - Series 1991A

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
     2,500     Fairlawn, OH Health Care Facilities Revenue - The Village at St. Edward             8.750     10/01/19     2,702,750
     1,000     Ohio Capital Corporation for Housing - Multifamily Revenue                          7.500     11/01/11     1,079,190
     3,000     Ohio Capital Corporation for Housing - Multifamily Revenue                          7.600     11/01/23     3,202,440

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
     2,000     Ohio Housing Finance Agency - Residential Mortgage Revenue - GNMA                   6.100     09/01/14     2,024,100
               Mortgage-Backed Securities Program - Series 1994 A-2
     5,270     Ohio Housing Finance Agency - Residential Mortgage Revenue - GNMA                   6.375     09/01/14     5,451,183
               Mortgage-Backed Securities Program - Series 1994 B-1
        40     Ohio Housing Finance Agency - Single Family Mortgage Revenue - Series A            11.375     08/01/14        41,445

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
     2,125     Ashtabula County, OH Industrial Development Revenue - Ashland Oil - Series A        6.900     05/01/10     2,225,576
     5,770     Cuyahoga County, OH Improvement Revenue - Medical Center Corporation                7.800     06/01/09     6,059,135
     7,000     Ohio State Air Quality Development Authority Revenue - Columbus                     6.250     12/01/20     6,724,550
               Southern Power Company - Series 1985 B
       285     Ohio State Air Quality Development Authority Revenue - Cincinnati Gas and          10.125    12/01/15       299,903
               Electric
     4,000     Ohio State Air Quality Development Authority Revenue - Dayton Power and             9.500     12/01/15     4,195,280
               Light Company
     4,900     Ohio State Air Quality Development Authority Revenue - Ohio Power                   7.400     08/01/09     5,135,739
               Company - Series B
     1,000     Ohio State Air Quality Development Authority - Ashland Oil, Inc. - Series 1992      6.850     04/01/10     1,031,620
       500     Ohio State Air Quality Development Authority Revenue - Pollution Control            6.150     08/01/23       517,095
               Revenue - Pennsylvania Power Company - Series 1994
     4,500     Ohio State Water Development Authority Revenue - Cincinnati Gas - Series            5.450     01/01/24     4,378,995
               1994 A
     7,050     Ohio State Water Development Authority Pollution Control Revenue - Ohio             7.625     07/01/23     7,254,098
               Edison Company
     2,700     Ohio State Air Quality Development Authority Revenue - Pollution Control            6.150     08/01/23     2,787,831
               Revenue - Pennsylvania Power Company - Series 1994
     1,000     Summitt County, OH Industrial Development Authority Revenue - Century               7.750     11/01/05     1,061,710
               Products Inc.
     1,650     Toledo-Lucas County, OH Port Authority Revenue - Cargill - Series 1992              7.250     03/01/22     1,808,218

6                                                                          Ohio


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
$      190     Ohio State Building Authority - Columbus State Office Building - Series B           8.800%    04/01/00  $    198,449
     2,600     Ohio State Building Authority - James A. Rhodes State Office Tower - Series         6.250     06/01/11     2,706,080
               1991A
     1,500     Ohio State Building Authority - Correctional Facilities - Series B                  7.125     09/01/09     1,573,200
     1,500     Ohio State Building Authority Facilities - Juvenile Correction Building Fund        6.600     10/01/14     1,645,230
               Projects - Series 1994 A
     1,100     Ohio State Department of Transportation - Certificates of Participation -           6.500     04/15/12     1,180,322
               Panhandle Rail Line

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
       400     Springboro, OH Certificates of Participation - Special Obligation - Series 1993     7.150     12/01/10       404,840

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
     5,910     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.250     07/01/20     5,424,375
               Revenue - Series 1993 W

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
     6,800     Cleveland, OH Public Power System Improvement Revenue - Series A                    7.000     11/15/24     7,830,268
    10,685     Cleveland, OH Public Power System First Mortgage Revenue - Series 1994              7.000     11/15/17    11,925,315
     1,900     Cleveland, OH Public Power System First Mortgage Revenue - Series 1994              7.000     11/15/17     2,120,552
     1,545     Commonwealth of Puerto Rico Electric Power Authority - Series O                     0.000     07/01/17       398,255
     4,000     Commonwealth of Puerto Rico Electric Power Authority - Series P                     7.000     07/01/21     4,401,160
     4,000     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24     4,139,520
     2,150     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.000     07/01/16     2,155,010
     1,000     Commonwealth of Puerto Rico Electric Power Authority - Series 1994 U                6.000     07/01/14     1,003,950

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Delphos, OH Sewer System Revenue                                                    7.250     09/01/20     1,111,990
     1,200     Greenville, OH Wastewater System Mortgage Revenue - Darke County -                  6.350     12/01/17     1,275,600
               Series 1992
     1,000     Hamilton, OH Waterworks Revenue - Series A                                          6.400     10/15/10     1,070,050
       775     Hubbard, OH - Sewer System Mortgage Revenue                                         8.800     11/15/17       860,490
     1,075     Lorain, OH Sewer System Revenue                                                     8.750     04/01/11     1,196,196
     1,000     Mahoning Valley, OH Sanitary District                                               7.800     12/15/11     1,109,170
     1,375     Mahoning Valley, OH Sanitary District                                               7.900     12/15/14     1,533,249
     1,000     Mahoning Valley, OH Sanitary District                                               7.900     12/15/15     1,115,090
     2,000     Montgomery County, OH Water Revenue - Greater Moraine and Beavercreek               6.250     11/15/12     2,112,420
               Sewer District - Series 1992
     1,000     Mt. Gilead, OH Water System Revenue - Series 1992                                   7.200     12/01/17     1,082,570
       480     Ohio State Water Development Authority Revenue                                      9.375     12/01/18       498,331
     4,630     Ohio State Water Development Authority Revenue - Pure Water and                     6.000     12/01/16     4,859,833
               Improvement - Series 1990 I
       780     Orrville, OH Sewer Improvement Mortgage Revenue - Series 1994                       6.000     12/01/11       812,230
       500     Orrville, OH Sewer Improvement Mortgage Revenue - Series 1994                       6.125     12/01/18       516,460
     1,000     Ottawa County, OH Special Assessment - Portage-Catawba Island Sewer Project         7.000     09/01/11     1,117,980
       750     Toledo, OH Sewerage System Mortgage Revenue - Series 1994                           6.350     11/15/17       797,070

Ohio                                                                          7


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

$      500     Toledo, OH Water System Mortgage Revenue - Series 1994                              6.450%    11/15/24  $    535,565
     1,050     Warren County, OH Sewer System Revenue - Warren County Sewer District -             5.450     12/01/15     1,037,222
               Series 1993
       750     Warren County, OH Waterworks System Revenue - Series 1992                           6.600     12/01/16       819,832

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
     3,000*    Adams County, OH Valley School District - Adams and Highland Counties,              7.000     12/01/15     3,516,360
               Ohio - School Improvement Unlimited Tax General Obligation - Series 1995
     3,000*    Adams County, OH Valley School District - Adams and Highland Counties,              5.250     12/01/21     2,828,220
                Ohio - School Improvement Unlimited Tax General Obligation - Series 1995
     1,085     Amherst, OH Police and Jail Facility - General Obligation Unlimited Tax -           5.375     12/01/18     1,053,296
               Series 1993
     1,880     Avon Lake, OH City School District - General Obligation - Library                   5.650     12/01/13     1,846,160
               Improvement - Series 1993
     2,905     Batavia, OH Local School District Board of Education - Clermont County,             6.300     12/01/22     3,088,770
               Ohio - School Improvement Unlimited Tax - Series 1995
     1,570     Centerville, OH Recreational Facilities - Series 1993                               5.800     12/01/20     1,584,428
       125     Chesapeake-Union Exempt Village School District - Ohio Improvement Revenue          8.500     12/01/04       150,610
       125     Chesapeake-Union Exempt Village School District - Ohio Improvement Revenue          8.500     12/01/05       148,551
       125     Chesapeake-Union Exempt Village School District - Ohio Improvement Revenue          8.500     12/01/06       148,509
       125     Chesapeake-Union Exempt Village School District - Ohio Improvement Revenue          8.500     12/01/07       148,910
       125     Chesapeake-Union Exempt Village School District - Ohio Improvement Revenue          8.500     12/01/08       148,745
       130     Chesapeake-Union Exempt Village School District - Ohio Improvement Revenue          8.500     12/01/09       154,452
       500     Cleveland, OH General Obligation - Series 1992                                      6.375     07/01/12       530,185
     4,745     Cleveland, OH General Obligation - Series 1994                                      6.625     11/15/14     5,209,725
       590     Columbus, OH General Obligation                                                     9.375     04/15/06       794,341
       500     Columbus, OH General Obligation                                                     9.375     04/15/07       679,410
     1,000     Cuyahoga Falls, OH Electric Distribution System Improvement Revenue                 7.000     12/01/10     1,064,440
       200     Dayton, OH General Obligation                                                      10.500     10/01/99       244,536
       375     Delaware County, OH General Obligation - Library District                           0.000     11/01/04       229,770
       335     Delaware County, OH General Obligation - Library District                           0.000     11/01/05       195,650
       290     Delaware County, OH General Obligation - Library District                           0.000     11/01/06       159,422
       250     East Holmes, OH Local School District - General Obligation                          7.700     12/01/08       278,810
       850     Eastern Local School District Board of Education - Brown, Highland and Adams,       6.250     12/01/13       930,716
               Ohio - School Improvement Unlimited Tax General Obligation - Series 1995
     1,500     Euclid, OH City School District                                                     7.100     12/01/11     1,649,940
     1,575     Garaway, OH Local School District                                                   7.200     12/01/14     1,763,906
     1,200     Jefferson County, OH Human Services Building - General Obligation                   6.625     12/01/14     1,295,304
     1,885     Kent, OH General Obligation - Sewer System Improvement - Series 1992                6.500     12/01/10     2,053,896
     1,070     Kettering, OH General Obligation                                                    6.650     12/01/12     1,146,655
     1,000     Kettering, OH City School District Improvement - Series 1994                        5.250     12/01/22       952,510
     1,000     Lakeview, OH Local School District - School Improvement Revenue -                   6.900     12/01/14     1,135,240
               General Obligation Unlimited Tax - Series 1994
     1,440     Lakewood, OH Various Purpose General Obligation - Limited Tax                       5.750     12/01/15     1,451,491
               Obligation - Series 1995 A and B
       935     Logan-Hocking, OH Local School District - General Obligation - Hocking,             0.000     12/01/07       479,748
               Perry and Vinton Counties - Series 1993A
       590     Logan-Hocking, OH Local School District - General Obligation - Hocking,             0.000     12/01/10       247,641
               Perry and Vinton Counties - Series 1993A

8                                                                          Ohio


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

$    1,640     Lucas County, OH General Obligation - Series 1992                                   6.650%    12/01/12  $  1,694,760
     2,100     Miami County, OH General Obligation                                                 6.350     12/01/17     2,216,424
     1,000     Muskingum County, OH General Obligation - Justice Center Improvement                6.375     12/01/17     1,058,020
     1,200     North Central, OH Local School District Improvement - General Obligation -          6.350     12/01/15     1,266,012
               Series 1992
     2,200     North Royalton, OH City School District - General Obligation - Unlimited            6.000     12/01/14     2,286,724
               Tax - Series 1994
     2,900     North Royalton, OH City School District - General Obligation - Unlimited            6.100     12/01/19     3,016,638
               Tax - Series 1994
       500     Olmsted Falls, OH Local School District                                             7.050     12/15/11       559,940
     1,500     Painesville, OH General Obligation - Waterworks Improvement                         6.400     12/01/12     1,562,805
       885     Pickerington, OH Local School District - General Obligation - Series 1993           0.000     12/01/08       429,367
       940     Pickerington, OH Local School District - General Obligation - Series 1993           0.000     12/01/09       426,196
       650     Pickerington, OH Local School District - General Obligation - Series 1993           0.000     12/01/10       274,892
       500     Pickerington, OH Local School District - General Obligation - Series 1993           0.000     12/01/11       198,755
       500     Pickerington, OH Local School District - General Obligation - Series 1993           0.000     12/01/13       175,500
     1,665     Reynoldsburg, OH City School District - General Obligation                          6.550     12/01/17     1,803,062
       500     Sandusky County, OH General Obligation - Series 1994                                6.200     12/01/13       527,795
     1,200     Solon, OH City School District - School Improvement Refunding - General             0.000     12/01/07       621,000
               Obligation Unlimited Tax - Series 1993
     1,035     South-Western City, OH School District - Franklin & Pickway Counties -              6.200     12/01/06     1,108,609
               General Obligation-Unlimited Tax - Series 1994A
     1,000     Sylvania, OH City School District - General Obligation - Series 1992                6.600     06/01/16     1,078,090
     1,000     Trumbull County, OH General Obligation - Series 1993                                5.300     12/01/14       972,760
       540     Trumbull County, OH General Obligation - Series 1994                                6.200     12/01/14       564,862
     1,300     Trumbull County, OH Capital Appreciation - General Obligation Limited Tax -         0.000     12/01/10       545,649
               Series 1995
     1,320     Twinsburg, OH City School District - General Obligation                             6.700     12/01/11     1,449,254
     1,000     Woodridge, OH Local School District - General Obligation Unlimited Tax -            6.000     12/01/19     1,024,190
               Series 1994
       925     Wooster, OH City School District - General Obligation                               6.500     12/01/17     1,006,067
     1,650     Youngstown, OH General Obligation                                                   7.550     12/01/11     1,817,888
       300     Youngstown, OH General Obligation - Series 1994                                     6.125     12/01/14       312,189

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
     2,000     Athens, OH Sewer System Revenue                                                     7.300     12/01/14     2,226,780
     1,730     Bedford, OH Hospital Improvement Revenue - Community Hospital of Bedford            8.500     05/15/09     2,070,862
     1,400     Canton, OH General Obligation                                                       7.875     12/01/08     1,569,764
     3,085     Carroll County, OH Hospital Improvement Revenue - Timken Mercy                      7.125     12/01/18     3,551,082
               Medical Center
     1,085     Clermont County, OH Hospital Facilities Revenue - Mercy Health Care                 7.500     09/01/19     1,249,030
               System - Series 1989
     3,660     Clermont County, OH Hospital Facilities Revenue - Mercy Health Care                 7.500     09/01/19     4,140,668
               System - Series 1989
     1,000     Clermont County, OH Sewer System Revenue                                            7.250     12/01/11     1,143,060
     2,700     Clermont County, OH Sewer System Revenue                                            7.100     12/01/21     3,104,190
     1,000     Clermont County, OH Waterworks System Revenue                                       8.200     12/01/12     1,109,490
     1,010     Cleveland, OH General Obligation                                                    7.500     08/01/08     1,183,144
     1,010     Cleveland, OH General Obligation                                                    7.500     08/01/09     1,183,144

Ohio                                                                          9


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

$      790     Cleveland, OH City School District                                                  8.250%    12/01/08  $    959,732
     4,775     Cleveland, OH Public Power System Improvement Revenue                               8.375     08/01/17     5,260,092
     2,000     Cleveland, OH Waterworks Revenue - Series E                                         7.625     01/01/13     2,139,280
     4,000     Cuyahoga County, OH Hospital Facilities Revenue - Fairview General Hospital         7.375     08/01/19     4,498,600
       975     Dayton, OH Airport Revenue - James M. Cox Dayton International Airport              8.250     01/01/16     1,019,304
     2,600     Erie County, OH Franciscan Services Corporation - Providence Hospital               7.625     01/01/19     2,902,952
     1,900     Erie County, OH Hospital Improvement Revenue - Firelands Community                  8.875     01/01/15     2,050,214
               Hospital - Series 1992
     1,500     Findlay, OH Sewer System Revenue                                                    7.200     08/01/11     1,672,245
     1,000     Franklin County, OH Hospital Facilities Refunding Revenue - Riverside               7.600     05/15/20     1,147,040
               United Methodist Hospital
     6,750     Hamilton, OH Electric System Mortgage Revenue - Series B                            8.000     10/15/22     7,617,578
       720     Huber Heights, OH General Obligation                                                9.250     12/01/08       816,206
     1,000     Hudson, OH Local School District - Series A                                         7.100     12/15/13     1,134,430
     1,000     Hudson, OH Local School District - Series A                                         7.100     12/15/14     1,136,530
       155     Logan County, OH General Obligation - Sanitary Sewer System                         7.750     12/01/02       181,493
               Improvement - Indian Lake Sewer District
       155     Logan County, OH General Obligation - Sanitary Sewer System                         7.750     12/01/03       183,164
               Improvement - Indian Lake Sewer District
       155     Logan County, OH General Obligation - Sanitary Sewer System                         7.750     12/01/04       184,464
               Improvement - Indian Lake Sewer District
       155     Logan County, OH General Obligation - Sanitary Sewer System                         7.750     12/01/05       185,419
               Improvement - Indian Lake Sewer District
       155     Logan County, OH General Obligation - Sanitary Sewer System                         7.750     12/01/06       186,198
               Improvement - Indian Lake Sewer District
     1,000     Lucas County, OH Hospital Improvement Revenue - St. Vincent Medical                 6.750     08/15/20     1,103,950
               Center - Series A
     3,000     Lucas County, OH Hospital Improvement Revenue - St. Vincent Medical                 6.500     08/15/12     3,307,440
               Center - Series 1992
     1,850     Massillon, OH City School District                                                  7.200     12/01/11     2,110,202
     2,190     Muskingum County, OH Certificates of Participation - Office Building Project        9.200     06/01/10     2,340,847
     6,460     Ohio Housing Finance Agency - Single Family Mortgage Revenue - Series 1985 A        0.000     01/15/15     1,757,701
     5,700     Ohio Housing Finance Agency - Single Family Mortgage Revenue - Series 1985 A        0.000     01/15/15     1,584,030
        20     Ohio State Building Authority - Frank J. Lausche State Office Building - Series A  10.125     10/01/06        26,050
     3,250     Ohio State Building Authority - Correctional Facilities - Series A                  7.350     08/01/06     3,641,495
     5,660     Ohio State Higher Educational Facilities Commission Revenue - Case                  7.700     10/01/18     6,142,345
               Western Reserve University Project - Series 1988
     1,000     Ohio State Higher Educational Facilities Commission Revenue - John Carroll          9.250     10/01/07     1,126,300
               University
     1,600     Pickerington, OH Local School District - General Obligation                         7.250     12/01/13     1,828,896
       500     Portage County, OH Hospital Revenue - Robinson Memorial Hospital                    9.375     10/01/07       518,775
     2,000     Commonwealth of Puerto Rico - General Obligation                                    7.750     07/01/06     2,232,980
       780     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       876,447
       700     Commonwealth of Puerto Rico Highway and Transportation Authority                    7.750     07/01/10       815,262
               Revenue - Series Q
     2,000     Commonwealth of Puerto Rico Electric Power Authority - Series K                     9.375     07/01/17     2,241,200
     1,250     Ross County, OH Hospital Revenue - Medical Center Hospital                          7.500     12/01/14     1,373,475
       605     Scioto County, OH General Obligation                                                7.150     08/01/11       689,089
       750     Southwest Local School District - Ohio General Obligation                           7.650     12/01/10       863,692

10                                                                         Ohio


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================
               Municipal Bonds (continued)
   Face
   Amount                                                                                           Face                   Market
   (000)       Description                                                                          Rate     Maturity       Value

$    1,500     Stark County, OH Sanitary Sewer System Revenue                                      7.750%    11/15/18  $  1,685,220
     1,220     Trumbull County, OH Hospital Revenue - St. Joseph Riverside Hospital                7.750     11/01/13     1,337,584
     1,000     University of Cincinnati - Ohio General Receipt Revenue - Series I                  7.300     06/01/09     1,099,920
     1,750     University of Toledo - Ohio General Receipt Revenue                                 7.700     06/01/18     1,941,362
     1,000     Warren, OH General Obligation                                                       8.625     11/15/13     1,150,550

               Special Tax Revenue
               ---------------------------------------------------------------------------------------------------------------------
       550     Columbiana County, OH Jail Facilities Construction - General Obligation             6.600     12/01/17       586,074
               Limited Tax - Series 1994
       250     East Cleveland, OH Local Government Revenue                                         7.900     12/01/97       269,355

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       750     Ohio State Full Faith and Credit General Obligation Infrastructure                  6.200     08/01/13       789,240
               Improvement Revenue - College Savings - Current Interest - Series 1995
     2,000     Ohio State Full Faith and Credit General Obligation Infrastructure                  6.200     08/01/14     2,099,240
               Improvement Revenue - College Savings - Current Interest - Series 1995
       220     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       245,505
     2,320     Commonwealth of Puerto Rico - General Obligation - Series 1993                      5.500     07/01/13     2,247,570
     1,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     1,042,570
     8,785     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.350     07/01/10     9,175,493
     1,000     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.900     07/01/07     1,114,010
               Series A
     3,600     Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -                  7.875     07/01/17     4,007,880
               Series A
    14,000     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             5.500     07/01/21    13,383,720
               Education and Health Facilities - Series M

               Total Investments in Securities - Municipal Bonds (cost $437,072,840) - 99.4%                            470,976,758

               Excess of Other Assets over Liabilities - 0.6%                                                             3,050,638

               Total Net Assets - 100.0%                                                                               $474,027,396


*Securities purchased on a "when issued" basis.
See notes to financial statements.

Ohio                                                                         11

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $437,072,840)                 $470,976,758
  Cash                                                                4,102,077
  Receivable for investments sold                                       458,605
  Receivable for Fund shares sold                                     1,190,902
  Interest receivable                                                 9,970,721
  Other                                                                  37,876
    Total assets                                                    486,736,939
LIABILITIES:
  Payable for investments purchased                                   9,041,667
  Payable for Fund shares reacquired                                  1,014,517
  Distributions payable                                               2,226,588
  Accrued expenses                                                      426,771
    Total liabilities                                                12,709,543
NET ASSETS                                                         $474,027,396
  Class A:
  Applicable to 38,967,649 shares of beneficial
    interest issued and outstanding                                $445,566,437
  Net asset value per share                                        $      11.43
  Class C:
  Applicable to 2,489,211 shares of beneficial
    interest issued and outstanding                                $ 28,460,959
  Net asset value per share                                        $      11.43



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 30,976,487
EXPENSES:
  Distribution fees - Class A (Note E)                                1,734,738
  Distribution fees - Class C (Note E)                                  252,166
  Investment advisory fees (Note E)                                   2,301,882
  Custody and accounting fees                                           201,130
  Transfer agent's fees                                                 294,625
  Registration fees                                                      12,490
  Legal fees                                                              7,300
  Audit fees                                                             23,611
  Trustees' fees                                                          8,300
  Shareholder services fees (Note E)                                     51,680
  Other                                                                  17,853
  Advisory fees waived (Note E)                                        (375,587)
    Total expenses                                                    4,530,188
Net investment income                                                26,446,299
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (3,578,718)
  Change in unrealized appreciation (depreciation) of investments    12,308,189
Net gain on investments                                               8,729,471
Net increase in net assets resulting from operations               $ 35,175,770

See notes to financial statements.

12                                                                          Ohio

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                    Year Ended      Year Ended
                                                   May 31, 1995    May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                           $  26,446,299   $  25,178,778
  Net realized loss on security transactions         (3,578,718)       (685,100)
  Change in unrealized appreciation
    (depreciation) of investments                    12,308,189     (16,726,741)
Net increase in net assets resulting from
  operations                                         35,175,770       7,766,937
Distributions to shareholders:
  Dividends from net investment income - Class A    (24,987,149)    (24,664,196)
  Dividends from net investment income - Class C     (1,382,811)       (691,730)
Net decrease in net assets from distributions
  to shareholders - Class A                         (24,987,149)    (24,664,196)
Net decrease in net assets from distributions
  to shareholders - Class C                          (1,382,811)       (691,730)
Fund share transactions:
  Proceeds from shares sold - Class A                39,954,959      73,794,172
  Proceeds from shares sold - Class C                 8,083,410      28,644,688
  Net asset value of shares issued in reinvestment
    of distributions - Class A                       14,385,121      14,238,047
  Net asset value of shares issued in reinvestment
    of distributions - Class C                          976,597         423,058
  Cost of shares reacquired - Class A               (62,325,986)    (36,973,068)
  Cost of shares reacquired - Class C                (6,797,949)     (2,059,695)
Net (decrease) increase in net assets from Fund
  share transactions - Class A                       (7,985,906)     51,059,151
Net increase in net assets from Fund share
  transactions - Class C                              2,262,058      27,008,051
Total increase in net assets                          3,081,962      60,478,213
NET ASSETS:
  Beginning of year                                 470,945,434     410,467,221
  End of year                                     $ 474,027,396   $ 470,945,434
NET ASSETS CONSIST OF:
  Paid-in surplus                                 $ 445,465,373   $ 451,189,221
  Undistributed net investment income                    76,339
  Accumulated net realized loss on security
    transactions                                     (5,418,234)     (1,839,516)
  Unrealized appreciation (depreciation) of
    investments                                      33,903,918      21,595,729
                                                  $ 474,027,396   $ 470,945,434

See notes to financial statements.

Ohio                                                                          13

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Ohio Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on June 27, 1985. On August 3, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio

14                                                                          Ohio

Notes to Financial Statements
================================================================================

    securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $6,226,800 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                               Year Ended        Year Ended
                                              May 31, 1995      May 31, 1994
    CLASS A
    Shares sold                                 3,620,183         6,283,174
    Shares issued in reinvestment
       of distributions                         1,305,755         1,217,212
    Shares reacquired                          (5,696,668)       (3,179,447)
    Net (decrease) increase
       in shares outstanding                     (770,730)        4,320,939
    Outstanding at beginning
       of year                                 39,738,379        35,417,440
    Outstanding at end of year                 38,967,649        39,738,379

                                                                Period From
                                                Year Ended    August 3, 1993
                                               May 31, 1995   to May 31, 1994
    CLASS C
    Shares sold                                   734,040         2,430,972
    Shares issued in reinvestment
       of distributions                            88,671            36,468
    Shares reacquired                            (625,068)         (175,872)
    Net increase in shares
       outstanding                                197,643         2,291,568
    Outstanding at beginning
       of period                                2,291,568               -0-
    Outstanding at end of period                2,489,211         2,291,568

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated 142,816,879 and $151,642,107, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $33,903,918 of which $34,853,597 related to appreciated securities and $949,679 related to depreciated securities.

        At May 31, 1995, the Fund has available capital loss carryforwards of approximately $5,419,600 to offset future net capital gains in the amounts of $533,300 through May 31,1996, $111,200 through May 31, 1997, $443,400 through May 31,1999, $753,000 through May 31, 2002, and $3,578,700 through
    May 1, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $375,587 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $179,391.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor

Ohio                                                                          15

Notes to Financial Statements
================================================================================

    each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $149,938 and $22,610 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $1,065,900 for the year ended May 31, 1995, of which approximately $924,800 was paid to other dealers. For the year ended May 30, 1995, the Distributor received approximately $7,800 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $22 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $992,457, with a weighted average annualized interest rate of 6.14%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

16                                                                          Ohio

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                       Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
CLASS A                                               May 31, 1995     May 31, 1994     May 31, 1993    May 31, 1992    May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $11.21           $11.59           $11.05          $10.72          $10.45
Income from investment operations:
  Net investment income                                    0.64             0.64             0.66            0.68            0.68
  Net realized and unrealized gain                         0.22            (0.38)            0.54            0.33            0.28
  (loss) on securities
Total from investment operations                           0.86             0.26             1.20            1.01            0.96
Less distributions:
  Dividends from net investment                           (0.64)           (0.64)           (0.66)          (0.68)          (0.69)
  income
Total distributions                                       (0.64)           (0.64)           (0.66)          (0.68)          (0.69)
Net asset value, end of year                             $11.43           $11.21           $11.59          $11.05          $10.72
Total return(a)                                            7.99%            2.24%           11.20%           9.77%           9.51%
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                               0.95%            0.93%            0.96%           0.95%           1.02%
    Net investment income                                  5.78%            5.48%            5.81%           6.24%           6.53%
  Assuming no waivers and reimbursements:
    Expenses                                               1.03%            1.02%            1.02%           0.99%           1.02%
    Net investment income                                  5.70%            5.39%            5.75%           6.20%           6.53%
Net assets at end of year (000's)                      $445,566         $445,272         $410,467        $325,273        $268,213
Portfolio turnover rate                                   31.25%            9.14%           14.93%          17.50%          13.88%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge.


Ohio                                                                         17

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights   interest outstanding throughout the year.
===============================================================================

                                                                 Period From
                                                 Year Ended   August 3, 1993 to
CLASS C                                         May 31, 1995    May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.20          $11.69
Income from investment operations:
  Net investment income                                 0.57            0.46
  Net realized and unrealized gain                      0.23           (0.49)
  (loss) on securities
Total from investment operations                        0.80           (0.03)
Less distributions:
  Dividends from net investment                        (0.57)          (0.46)
  income
Total distributions                                    (0.57)          (0.46)
Net asset value, end of period                        $11.43          $11.20
Total return(a)                                         7.50%          (0.17%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                            1.50%           1.46%
    Net investment income                               5.21%           4.79%
  Assuming no waivers and reimbursements:
    Expenses                                            1.58%           1.60%
    Net investment income                               5.13%           4.65%
Net assets at end of period (000's)                  $28,461         $25,674
Portfolio turnover rate                                31.25%           9.14%


(a) The total returns shown do not
    include the effect of applicable
    contingent deferred sales charge
    and are annualized where
    appropriate.


18                                                                         Ohio

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP OHIO
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Ohio Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Ohio Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


Ohio                                                                          19

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$      750     Northeastern Pennsylvania Hospital and Education Authority - Guaranteed             6.625%    08/15/15  $    809,798
               College Revenue - Luzerne County Community College Project - Series 1994
       250     Pennsylvania State Higher Educational Facilities Authority Revenue - Drexel         7.250     05/01/10       274,818
               University

               Health Care
               --------------------------------------------------------------------------------------------------------------------
     1,000     Butler County, PA Industrial Development Authority - Health Center                  5.750     06/01/16       911,510
               Revenue - Sherwood Oaks Project - Series 1993
       400     Columbia County, PA Industrial Development Authority - Orangeville                  9.000     12/01/12       399,892
               Nursing Center

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       200     Allegheny County, PA Hospital Development Authority - St. Margaret                  7.125     10/01/21       206,696
               Memorial Hospital - Series 1991A
     1,150     Allegheny County, PA Hospital Development Authority - Hospital Revenue -            6.200     09/01/15     1,189,813
               Allegheny General Hospital Project - Series 1995 A
       250     Beaver County, PA Hospital Authority Revenue - Medical Center - Series 1992         6.625     07/01/10       267,300
       115     Blair County, PA Hospital Authority Revenue - Altoona Hospital - Series 1987 A      7.875     07/01/09       124,517
       200     Butler County, PA Hospital Authority Revenue - North Hills Passavant Hospital       7.000     06/01/22       218,372
       500     Clarion County, PA Hospital Authority Revenue - Clarion Hospital                    8.100     07/01/12       519,075
       500     Dauphin County, PA Hospital Authority Revenue - Harrisburg Hospital                 8.250     07/01/14       545,285
       350     Falls Township, PA Hospital Authority Revenue - Delaware Valley Medical             7.000     08/01/22       369,817
               Center - Series 1992
       500     Montgomery County, PA Higher Education and Health Authority Revenue -               7.625     02/01/20       551,600
               Holy Redeemer Hospital
     1,000     Sayre, PA Health Care Facilities Authority Revenue - Series C                       7.700     12/01/15     1,122,030
       440     Scranton-Lackawanna, PA Health and Welfare Authority Revenue - St.                  7.750     12/15/15       459,527
               Joseph's Hospital - Carbondale
     1,500     Westmoreland County, PA Industrial Development Authority Revenue -                  8.250     07/01/13     1,630,185
               Citizens General Hospital

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
       500     Bucks County, PA Redevelopment Authority Mortgage Revenue -                         6.875     08/01/23       517,320
               Westminster Heights - Series 1992 A

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       300     Pennsylvania Housing Finance Agency - Single Family - Series S                      7.600     04/01/16       323,406
       250     Pennsylvania Housing Finance Agency - Single Family - Series 30                     7.300     10/01/17       267,652

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
       426     Allegheny County, PA Industrial Development Authority - Solid Waste                 8.000     03/01/98       457,302
               Disposal - Conversion Systems, Inc. - Series 1991
     1,500     Lawrence County, PA Industrial Development Authority Pollution Control              7.150     03/01/17     1,572,480
               Revenue - Pennsylvania Power Company
     3,575     Lehigh County, PA Industrial Development Authority Pollution Control                6.400     09/01/29     3,753,071
               Revenue - Pennsylvania Power and Light Company - Series 1994 B


4                                                                 Pennsylvania

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$    1,000     Montgomery County, PA Industrial Development Authority Pollution                    8.875%    06/01/16  $  1,053,330
               Control Revenue - Philadelphia Electric - Series A
     2,000     Pennsylvania Economic Development Financing Authority - Exempt Facilities           7.600     12/01/20     2,157,820
               Revenue - MacMillan Bloedel Clarion Limited Partnership Porject - Series 1995
     1,000     Pennsylvania Economic Development Finance Authority - Wastewater Treatment          7.600     12/01/24     1,078,880
               Revenue - Sun Company, Incorporated R & M Project - Series 1994 A
       250     Philadelphia, PA Industrial Development Authority - National Board of               6.750     05/01/12       263,492
               Medical Examiners - Series 1992

               Municipal Revenue/Other
               --------------------------------------------------------------------------------------------------------------------
     2,545     Reading, PA General Obligation - Parking Authority - Series 1993                    0.000     11/15/15       763,984

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
     2,000     Pennsylvania State Turnpike Commission - Pennsylvania Turnpike Revenue -            5.500     12/01/17     1,952,080
               Series 1991

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
       650     Philadelphia, PA Gas Works Revenue - Twelfth Series                                 7.000     05/15/20       791,616
     1,400     Philadelphia, PA Gas Works Revenue - Fourteenth Series                              6.375     07/01/26     1,410,752
       750     Philadelphia, PA Gas Works Revenue - Fourteenth Series                              6.375     07/01/26       781,942
       465     Commonwealth of Puerto Rico Electric Power Authority - Series O                     0.000     07/01/17       119,863

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
       500     Allentown, PA Guaranteed Water Revenue - Series 1994                                6.625     10/15/12       524,335
     1,000     Philadelphia, PA Water and Wastewater Revenue - Series 1995                         5.600     08/01/18       978,320
       940     South Wayne County, PA Water and Sewer Authority Revenue                            8.200     04/15/13     1,048,899
     1,755     Westmoreland County, PA Municipal Service Authority Revenue - Series 1993           0.000     08/15/22       344,033

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
       250     Dauphin County, PA General Authority Revenue                                        7.400     01/01/06       264,952
     2,195     Montour, Pa School District - General Obligation - Allegheny County - Series        0.000     01/01/14       731,659
               1993 B
       500     Northeastern York County, PA School District - Series B                             0.000     09/01/13       172,715
     1,495     Oley Valley, PA School District                                                     0.000     05/15/16       434,896
     1,495     Oley Valley, PA School District                                                     0.000     05/15/17       409,137
       580     Oley Valley, PA School District                                                     0.000     05/15/18       148,961
     1,000     Westmoreland County, PA General Obligation - Series 1993 G                          0.000     06/01/15       308,340

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       500     Delaware County, PA University Authority Revenue - Villanova University             7.750     08/01/18       556,255
       300     Delaware Water Gap Municipal Authority - Pennsylvania Sewer Revenue                 8.700     06/01/17       303,000
       300     Dubois, PA Hospital Authority Revenue - Dubois Regional Medical Center              8.750     07/01/11       330,915
       750     Harrisburg, PA Water and Sewer Authority Revenue - Series A                         8.000     11/01/12       823,642
       500     Pennsylvania State Higher Educational Facilities Authority Revenue -                8.375     10/01/18       567,925
               Lycoming College
       700     Pennsylvania State Higher Educational Facilities Authority Revenue -                8.000     01/01/18       773,822
               Thomas Jefferson University

Pennsylvania                                                                  5

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

$      150     Philadelphia, PA Municipal Authority Revenue                                        7.800%    04/01/18  $    166,252
     1,450     Philadelphia, PA Municipal Authority Revenue                                        7.800     04/01/18     1,648,984
     1,500     Washington County, PA Hospital Authority Revenue - Washington Hospital              9.500     07/01/17     1,663,665
               Project

               Resource Recovery
               --------------------------------------------------------------------------------------------------------------------
     1,650     Cambria County, PA Industrial Development Authority Resource Recovery               7.750     09/01/19     1,760,500
               Revenue - Cambria CoGen Project
       750     Delaware County, PA Industrial Development Authority Revenue - Resource             8.100     12/01/13       792,562
               Recovery
     1,015     Lancaster County, PA Solid Waste Management Authority - Resource                    7.875     12/15/09     1,047,358
               Recovery System
       400     York County, PA Solid Waste and Refuse Authority Industrial Development             8.200     12/01/14       438,470
               Revenue - Resource Recovery - Series C

               Special Tax Revenue
               --------------------------------------------------------------------------------------------------------------------
     1,500     Pennsylvania Intergovernmental Cooperation Authority - Special Tax                  7.000     06/15/14     1,679,160
               Revenue - City of Philadelphia Funding Program - Series 1994

               Total Investments in Securities - Municipal Bonds (cost $42,008,271) - 98.0%                              44,783,982

               Excess of Other Assets over Liabilities - 2.0%                                                               933,585

               Total Net Assets - 100.0%                                                                               $ 45,717,567

See notes to financial statements.

6                                                                  Pennsylvania

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $42,008,271)                   $44,783,982
  Cash                                                                  376,394
  Receivable for Fund shares sold                                       107,660
  Interest receivable                                                   991,287
  Other                                                                  32,261
    Total assets                                                     46,291,584
LIABILITIES:
  Payable for Fund shares reacquired                                    303,212
  Distributions payable                                                 229,849
  Accrued expenses                                                       40,956
    Total liabilities                                                   574,017
NET ASSETS:                                                         $45,717,567
  Class A:
  Applicable to 4,170,556 shares of beneficial
    interest issued and outstanding                                 $42,599,699
  Net asset value per share                                         $     10.21
  Class C:
  Applicable to 305,336 shares of beneficial
    interest issued and outstanding                                 $ 3,117,868
  Net asset value per share                                         $     10.21

(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $ 3,096,812
EXPENSES:
  Distribution fees - Class A (Note E)                                 169,240
  Distribution fees - Class C (Note E)                                  20,840
  Investment advisory fees (Note E)                                    222,518
  Custody and accounting fees                                           74,450
  Transfer agent's fees                                                 46,400
  Registration fees                                                      5,169
  Legal fees                                                            15,066
  Audit fees                                                            14,600
  Trustees' fees                                                         4,358
  Shareholder services fees (Note E)                                     9,260
  Other                                                                  3,282
  Distribution and advisory fees waived (Note E)                      (179,909)
    Total expenses                                                     405,274
Net investment income                                                2,691,538
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                           (78,262)
  Change in unrealized appreciation (depreciation) of investments      623,383
Net gain on investments                                                545,121
Net increase in net assets resulting from operations               $ 3,236,659

See notes to financial statements.

Pennsylvania                                                                   7

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                      Year Ended     Year Ended
                                                     May 31, 1995   May 31, 1994

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                             $  2,691,538   $  2,503,800
  Net realized loss on security transactions             (78,262)       (60,957)
  Change in unrealized appreciation
    (depreciation) of investments                        623,383     (1,379,144)
Net increase in net assets resulting from
  operations                                           3,236,659      1,063,699
Distributions to shareholders:
  Dividends from net investment income-Class A        (2,597,708)    (2,479,990)
  Dividends from net investment income-Class C          (121,479)       (18,577)
Net decrease in net assets from distributions
  to shareholders-Class A                             (2,597,708)    (2,479,990)
Net decrease in net assets from distributions
  to shareholders-Class C                               (121,479)       (18,577)
Fund share transactions:
  Proceeds from shares sold-Class A                    9,405,651      5,109,834
  Proceeds from shares sold-Class C                    1,442,441      1,758,881
  Net asset value of shares issued in reinvestment
    of distributions-Class A                           1,191,490      1,172,592
  Net asset value of shares issued in reinvestment
    of distributions-Class C                              87,219          8,756
  Cost of shares reacquired-Class A                  (10,689,804)    (3,372,480)
  Cost of shares reacquired-Class C                     (159,436)       (24,932)
Net (decrease) increase in net assets from Fund
  share transactions-Class A                             (92,663)     2,909,946
Net increase in net assets from Fund share
  transactions-Class C                                 1,370,224      1,742,705
Total increase in net assets                           1,795,033      3,217,783
NET ASSETS:
  Beginning of year                                   43,922,534     40,704,751
  End of year                                       $ 45,717,567   $ 43,922,534
NET ASSETS CONSIST OF:
  Paid-in surplus                                   $ 43,754,125   $ 42,476,564
  Undistributed net investment income                      4,862         32,511
  Accumulated net realized gain (loss) on security
    transactions                                        (817,131)      (738,869)
  Unrealized appreciation (depreciation) of
    investments                                        2,775,711      2,152,328
                                                    $ 45,717,567   $ 43,922,534

See notes to financial statements.

8                                                                   Pennsylvania

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Pennsylvania Triple Tax Exempt Fund (Fund), an unincorporated common law trust established under the laws of the Commonwealth of Pennsylvania by Declaration of Trust dated July 26, 1986, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced investment operations on October 29, 1986. On February 2, 1994, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.


B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market

Pennsylvania                                                                   9

Notes to Financial Statements
================================================================================

value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                Year Ended        Year Ended
                                               May 31, 1995      May 31, 1994
    CLASS A
    Shares sold                                   948,108           486,499
    Shares issued in reinvestment
       of distributions                           120,686           111,843
    Shares reacquired                          (1,093,815)         (323,768)
    Net (decrease) increase
        in shares outstanding                     (25,021)          274,574
    Outstanding at beginning
       of year                                  4,195,577         3,921,003
    Outstanding at end of year                  4,170,556         4,195,577

                                                                 Period From
                                                Year Ended     February 2, 1994
                                               May 31, 1995     to May 31, 1994
    CLASS C
    Shares sold                                   144,307           170,278
    Shares issued in reinvestment
       of distributions                             8,840               870
    Shares reacquired                             (16,468)           (2,491)
    Net increase in shares
       outstanding                                136,679           168,657
    Outstanding at beginning
       of period                                  168,657               -0-
    Outstanding at end of period                  305,336           168,657

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $22,917,637 and $21,926,622, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $2,775,711 of which $2,905,949 related to appreciated securities and $130,238 related to depreciated securities.

        At May 31,1995, the Fund has available capital loss carryforwards of approximately $767,600 to offset future net capital gains in the amounts of $64,500 through May 31, 1996, $388,400 through May 31,1997, $93,100 through
    May 31,1998, $131,900 through May 31,1999, $60,900 through May 31, 2002, and
    $28,800 through May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $164,423 of its advisory fees.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. During the year ended May 31, 1995, the Distributor, at its discretion, permanently waived distribution fees of $14,468 and $1,018 for Class A and Class C shares, respectively. Included in accrued expenses at May

10                                                                  Pennsylvania

Notes to Financial Statements
================================================================================

    31, 1995 are accrued distribution fees of $1,347 for Class C shares. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $118,700 for the year ended May 31, 1995, of which approximately $103,400 was paid to other dealers. For the year ended May 31 1995, the Distributor received approximately $800 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Fund participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $76,856, with a weighted average annualized interest rate of 6.14%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

G.  SUBSEQUENT EVENT

    Effective June 1, 1995, as approved by the shareholders and Board of Trustees on April 21, 1995, the Fund transferred all its assets and liabilities at net asset value to a newly organized sub-trust of the Flagship Tax Exempt Funds Trust (the "Trust"). There are no changes in the Funds' name, objectives, policies or other operations except that cost savings and efficiencies should be realized to the extent that certain direct costs previously borne by the Fund as a separate registered investment company will now be shared among the sub-trusts of the Trust.


Pennsylvania                                                                  11

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                       Year Ended       Year Ended       Year Ended       Year Ended     Year ended
CLASS A                                               May 31, 1995     May 31, 1994     May 31, 1993     May 31, 1992   May 31, 1991
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $10.06           $10.38            $9.90           $9.60           $9.39
Income from investment operations:
  Net investment income                                    0.60             0.61             0.62            0.63            0.62
  Net realized and unrealized gain                         0.16            (0.32)            0.47            0.30            0.22
  (loss) on securities
Total from investment operations                           0.76             0.29             1.09            0.93            0.84
Less distributions:
  Dividends from net investment                           (0.61)           (0.61)           (0.61)          (0.63)          (0.63)
  income
  Total distributions                                     (0.61)           (0.61)           (0.61)          (0.63)          (0.63)
Net asset value, end of year                             $10.21           $10.06           $10.38           $9.90           $9.60
Total return(a)                                            7.90%            2.70%           11.34%           9.98%           9.26%
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                               0.89%            0.91%            0.92%           0.83%           0.91%
    Net investment income                                  6.08%            5.80%            6.07%           6.47%           6.63%
  Assuming no waivers and reimbursements:
    Expenses                                               1.29%            1.17%            1.32%           1.31%           1.29%
    Net investment income                                  5.68%            5.55%            5.67%           5.99%           6.25%
Net assets at end of year (000's)                       $42,600          $42,226          $40,705         $36,917         $35,408
Portfolio turnover rate                                   49.86%           20.70%           22.69%          41.33%          23.01%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge.

12                                                                 Pennsylvania

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights   interest outstanding throughout the year.
===============================================================================

                                                                 Period From
                                              Year Ended     February 7, 1994 to
Class C                                      May 31, 1995       May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period              $10.06             $10.71
Income from investment operations:
  Net investment income                             0.54               0.16
  Net realized and unrealized gain                  0.16              (0.64)
  (loss) on securities
Total from investment operations                    0.70              (0.48)
Less distributions:
  Dividends from net investment                    (0.55)             (0.17)
  income
Total distributions                                (0.55)             (0.17)
Net asset value, end of period                    $10.21             $10.06
Total return(a)                                     7.31%            (13.46%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                        1.39%              1.41%
    Net investment income                           5.50%              4.91%
  Assuming no waivers and reimbursements:
    Expenses                                        1.84%              1.68%
    Net investment income                           5.05%              4.64%
Net assets at end of period (000's)               $3,118             $1,697
Portfolio turnover rate                            49.86%             20.70%

(a) The total returns shown do not
    include the effect of applicable
    contingent deferred sales charge
    and are annualized where
    appropriate.

Pennsylvania                                                                 13

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP PENNSYLVANIA
TRIPLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Pennsylvania Triple Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Pennsylvania Triple Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995

14                                                                  Pennsylvania

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               ---------------------------------------------------------------------------------------------------------------------
$      400     Coastal Carolina University Revenue - South Carolina - Series 1994                  6.800%    06/01/19  $    439,036
       400     Commonwealth of Puerto Rico Industrial, Medical and Environmental -                 5.600     12/01/07       399,992
               Pollution Control Facilities Financing Authority - Catholic University of
               Puerto Rico Project - Series 1993

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
       200     Greenville, SC Hospital System Board of Trustees - Hospital Facilities              6.000     05/01/20       193,712
               Revenue - Series 1990
       200     Greenville, SC Hospital System Board of Trustees - Hospital Facilities              5.500     05/01/16       187,932
               Revenue - Series 1993 C
       340     Medical University of South Carolina - Hospital Facilities Revenue - Series 1993    5.400     07/01/07       342,686
       250     Medical University of South Carolina - Hospital Facilities Revenue                  5.600     07/01/12       248,085

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
       300     South Carolina Regional Housing Development Corporation - Number 1                  6.625     07/01/17       308,103
               Multifamily Revenue - Redwood - Series A

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
       250     South Carolina State Housing Finance and Development Authority -                    6.150     07/01/08       262,070
               Homeownership Mortgage Purchase Revenue - Series A

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
       350     Fairfield County, SC Pollution Control Revenue - South Carolina Electric and        6.500     09/01/14       367,759
               Gas Company
       500     Richland County, SC Solid Waste Disposal Facilities Revenue - Union Camp            6.750     05/01/22       516,855
               Corporation Project - Series 1992 A

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
       250     Berkeley County, SC School District - Certificates of Participation - Berkeley      6.250     02/01/12       262,075
               School Facilities Group, Incorporated - Series 1994
       250     Berkeley County, SC School District - Certificates of Participation - Berkeley      6.300     02/01/16       260,825
               School Facilities Group, Incorporated - Series 1994
       400     Chesterfield County, SC School District Facilities, Incorporated - Certificates     6.000     07/01/15       406,156
               of Participation - Series 1995
       400     Greenville County, SC Certificates of Participation - Greenville Technical          5.900     04/01/19       403,692
               College Project - Series 1995

               Municipal Revenue/Other
               ---------------------------------------------------------------------------------------------------------------------
       700     South Carolina State Public Service Authority Revenue - Series 1991 B               7.000     07/01/12       796,040

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
       200     Guam Airport Authority General Revenue - Series 1993 B                              6.400     10/01/05       206,696
       250     South Carolina State Ports Authority Revenue - Series 1991                          6.750     07/01/21       264,480

4                                                                South Carolina

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
$      200     Guam Power Authority Revenue - Series 1992 A                                        6.300%    10/01/12  $    203,360
       100     Commonwealth of Puerto Rico Electric Power Authority - Series P                     7.000     07/01/21       110,029
       185     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.125     07/01/08       190,160
       400     Rock Hill, SC Utility System Revenue                                                5.750     01/01/18       400,164
       200     South Carolina State Public Service Authority Revenue - Series 1992 A               6.375     07/01/21       207,160
       100     South Carolina State Public Service Authority Revenue - Series 1995                 5.875     01/01/19       100,479

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
       290     Columbia, SC Water and Sewer Revenue - Series 1991                                  6.300     02/01/00       309,842

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       250     Charleston County, SC Public Facilities Corporation - Certificates of               6.875     06/01/14       277,975
               Participation - Series 1994 B
       250     Lexington County, SC General Obligation - Series 1995                               6.300     02/01/10       263,838
       250     Richland-Lexington, SC Airport District - Airport Revenue - Columbia                6.000     01/01/15       251,612
               Metropolitan Airport - Series 1995

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
       100     Commonwealth of Puerto Rico Electric Power Authority - Series M                     8.000     07/01/08       112,365

               Resource Recovery
               ---------------------------------------------------------------------------------------------------------------------
       250     Charleston County, SC Solid Waste User Fee - Resources Recovery Revenue -           6.000     01/01/14       255,002
               Series 1994

               Student Loan Revenue Bonds
               ---------------------------------------------------------------------------------------------------------------------
       500     South Carolina State Education Assistance Authority Revenue Bond -                  6.300     09/01/08       508,615
               Guaranteed Student Loan - Series 1994

               Total Investments in Securities - Municipal Bonds (cost $8,700,823) - 100.5%                               9,056,795

               Excess of Liabilities over Other Assets - (0.5)%                                                             (43,415)

               Total Net Assets - 100.0%                                                                               $  9,013,380


See notes to financial statements.

South Carolina                                                                5

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $8,700,823)                     $9,056,795
  Cash                                                                    3,515
  Receivable from Fund shares sold                                        2,882
  Interest receivable                                                   183,435
  Other                                                                   2,101
    Total assets                                                      9,248,728
LIABILITIES:
  Payable for Fund shares reacquired                                    169,243
  Distributions payable                                                  41,064
  Accrued expenses                                                       25,041
    Total liabilities                                                   235,348
NET ASSETS:
Applicable to 953,478 shares of beneficial
  interest issued and outstanding                                    $9,013,380
Net asset value per share                                            $     9.45



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                          $ 446,237
EXPENSES:
  Distribution fees (Note E)                                             30,017
  Investment advisory fees (Note E)                                      37,587
  Custody and accounting fees                                            41,060
  Transfer agent's fees                                                  15,520
  Registration fees                                                       1,375
  Legal fees                                                                365
  Audit fees                                                             10,950
  Trustees' fees                                                            213
  Shareholder services fees (Note E)                                      1,394
  Other                                                                   1,385
  Advisory fees waived (Note E)                                         (37,587)
  Expense subsidy (Note E)                                              (72,306)
    Total expenses                                                       29,973
Net investment income                                                   416,264
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                           (272,777)
  Change in unrealized appreciation (depreciation) of investments       579,007
Net gain on investments                                                 306,230
Net increase in net assets resulting from operations                  $ 722,494

See notes to financial statements.

6                                                                 South Carolina

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                                    Period From
                                                     Year Ended  July 6, 1993 to
                                                    May 31, 1995   May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                               $  416,264     $  230,608
  Net realized loss on security transactions            (272,777)       (65,343)
Change in unrealized appreciation
  (depreciation) of investments                          579,007       (223,035)
Net increase (decrease) in net assets resulting from
  operations                                             722,494        (57,770)
Distributions to shareholders:
  Dividends from net investment income                  (414,509)      (217,171)
  Distributions in excess of net realized capital
    gains                                                               (16,167)
Net decrease in net assets from distributions to
  shareholders                                          (414,509)      (233,338)
Fund share transactions:
  Proceeds from shares sold                            2,874,732      6,628,992
  Net asset value of shares issued in reinvestment
    of distributions                                     311,960        169,885
  Cost of shares reacquired                             (764,883)      (224,183)
Net increase in net assets from Fund share
  transactions                                         2,421,809      6,574,694
Total increase in net assets                           2,729,794      6,283,586
NET ASSETS:
  Beginning of period                                  6,283,586             --
  End of period                                       $9,013,380     $6,283,586
NET ASSETS CONSIST OF:
  Paid-in surplus                                     $8,996,503     $6,574,694
  Undistributed net investment income                     15,192         13,437
  Accumulated net realized gain (loss) on security
    transactions                                        (354,287)       (81,510)
  Unrealized appreciation (depreciation) of
    investments                                          355,972       (223,035)
                                                      $9,013,380     $6,283,586

See notes to financial statements.

South Carolina                                                                 7

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship South Carolina Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on July 6, 1993. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.   SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

8                                                                 South Carolina

Notes to Financial Statements
================================================================================

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                               Period From
                                                Year Ended     July 6, 1993
                                               May 31, 1995   to May 31, 1994

    Shares sold                                   320,800        688,637
    Shares issued in reinvestment
       of distributions                            34,512         17,618
    Shares reacquired                             (84,566)       (23,523)
    Net increase in shares
       outstanding                                270,746        682,732
    Outstanding at beginning
       of period                                  682,732            -0-
    Outstanding at end of period                  953,478        682,732

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $8,491,146 and $6,445,723, respectively.

        At May 31, 1995, net unrealized depreciation for financial reporting and federal income tax purposes aggregated $355,972 of which $376,852 related to appreciated securities and $20,880 related to depreciated securities.

        At May 31, 1995, the Fund has available a capital loss carryforward of approximately $354,300 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $37,587. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $3,074. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $44,300 for the year ended May 31, 1995, of which approximately $38,600 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund ($35,430) will be reimbursed to the Advisor on a straight-line basis over a period of five years from the first day of the year following the year in which the Fund's net assets exceed $20 million. In the event that the Advisor's current in vestment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

South Carolina                                                                 9

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights   interest outstanding throughout the year.
================================================================================

                                                                   Period From
                                                    Year Ended   July 6, 1993 to
                                                   May 31, 1995   May 31, 1994
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $9.20         $9.58
Income from investment operations:
  Net investment income                                 0.50          0.42
  Net realized and unrealized gain                      0.25         (0.38)
  (loss) on securities
Total from investment operations                        0.75          0.04
Less distributions:
  Dividends from net investment                        (0.50)        (0.39)
  income
  Distributions in excess of net capital gains                       (0.03)
Total distributions                                    (0.50)        (0.42)
Net asset value, end of period                         $9.45         $9.20
Total return(a)                                         8.54%         0.15%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                            0.40%         0.40%
    Net investment income                               5.54%         4.82%
  Assuming no waivers and reimbursements:
    Expenses                                            1.86%         2.12%
    Net investment income                               4.08%         3.10%
Net assets at end of period (000's)                   $9,013        $6,284
Portfolio turnover rate                                86.81%        87.96%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge and are
    annualized where appropriate.

10                                                               South Carolina

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP SOUTH CAROLINA
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship South Carolina Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship South Carolina Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995


South Carolina                                                                11

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds
     Face
    Amount                                                                                          Face                   Market
     (000)     Description                                                                          Rate     Maturity      Value

               Education
               ---------------------------------------------------------------------------------------------------------------------
$      750     Metropolitan Nashville and Davidson County - Tennessee Health and                   6.300%    10/01/14  $    777,435
               Educational Facilities Board Revenue - Vanderbilt University - Series B
     2,000     Metropolitan Nashville and Davidson County - Tennessee Health and                   6.000     10/01/22     2,019,700
               Educational Facilities Board Revenue - Vanderbilt University - Series 1992A
     1,000*    Metropolitan Nashville and Davidson County - Tennessee Health and                   5.125     07/01/13       943,650
               Educational Facilities Board Revenue - Vanderbilt University - Series 1993
     1,000     Metropolitan Nashville and Davidson County - Tennessee Health and                   7.625     05/01/08     1,092,870
               Educational Facilities Board Revenue - Vanderbilt University - Series A
     2,850     Metropolitan Nashville and Davidson County - Tennessee Health and                   7.625     05/01/16     3,114,680
               Educational Facilities Board Revenue - Vanderbilt University- Series A
       125     Tennessee State School Bond Authority - Higher Educational Facilities               7.000     05/01/20       132,588
     3,705     Tennessee State School Bond Authority - Higher Educational Facilities -             6.250     05/01/22     3,801,071
               Series 1992 A

               Health Care
               --------------------------------------------------------------------------------------------------------------------
     1,045     Metropolitan Nashville and Davidson County - Tennessee Health and                   7.100     07/01/14     1,102,642
               Educational Facilities Board Revenue - Bethany Health Care Center
     1,245     Metropolitan Nashville and Davidson County - Tennessee Health and                   9.000     10/01/22     1,327,656
               Educational Facilities Board Revenue - Mur-Ci Homes Project - Series 1992A

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
     1,500     Bristol, TN Health and Educational Facilities Board Revenue - Bristol               5.125     09/01/13     1,409,265
               Memorial Hospital - Series 1993
     2,480     Chattanooga-Hamilton County, TN Hospital Authority - Erlanger Medical               5.500     10/01/13     2,432,062
               Center - Series 1993
     2,300     Chattanooga-Hamilton County, TN Hospital Authority - Erlanger Medical               5.625     10/01/18     2,222,973
               Center - Series 1993
     2,300     Chattanooga-Hamilton County, TN Hospital Authority - Erlanger Medical Center        5.500     10/01/23     2,254,506
     1,930     Chattanooga, TN Health, Education and Housing Facility Board Revenue -              6.600     09/01/12     2,061,163
               Memorial Hospital - Series A
     1,000     Clarksville, TN Hospital and Improvement Revenue - Clarksville Memorial             6.250     07/01/08     1,006,600
               Project - Series 1993
     1,775     Clarksville, TN Hospital and Improvement Revenue - Clarksville Memorial             6.250     07/01/13     1,720,720
               Project - Series 1993
     1,250     Clarksville, TN Hospital and Improvement Revenue - Clarksville Memorial             6.375     07/01/18     1,209,625
               Project - Series 1993
     4,550     Cookeville, TN Industrial Development Board Hospital Revenue - Cookeville           5.750     10/01/10     4,344,386
               General Hospital - Series 1993
       500     Johnson City, TN Health and Educational Facilities Board Revenue - Johnson          5.000     07/01/13       461,845
               Medical Center Hospital - Series 1994
     2,090     Johnson City, TN Health and Educational Facilities Board Revenue - Johnson          6.750     07/01/16     2,241,128
               Medical Center Hospital - Series 1994
     1,790     Knox County, TN Health, Education and Housing Facilities Board Hospital             8.000     01/01/08     1,962,037
               Revenue - Fort Sanders Regional Medical Center
     3,250     Knox County, TN Health, Education and Housing Facilities Board Hospital             5.875     09/01/15     3,270,768
               Revenue - Mercy Health System - Series 1993 B
     1,500     Knox County, TN Health, Education and Housing Facilities Board Hospital             5.750     01/01/11     1,532,505
               Revenue - Fort Sanders Alliance Obligated Group - Series 1993 A
     1,000     Knox County, TN Health, Education and Housing Facilities Board Hospital             6.250     01/01/13     1,083,780
               Revenue - Fort Sanders Alliance Obligated Group - Series A


4                                                                     Tennessee


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                          Face                   Market
     (000)     Description                                                                          Rate     Maturity      Value

$    1,455     Knox County, TN Health, Education and Housing Facilities Board Hospital             5.250%    01/01/23  $  1,349,207
               Revenue - Fort Sanders Alliance - Series 1993 A
     1,000*    Metropolitan Nashville and Davidson County - Tennessee Health and                   5.750     11/15/25       965,000
               Educational Facilities Board Revenue - Adventist Health System/Sunbelt
               Obligated Group  - Series 1995
     2,395     Metropolitan Nashville and Davidson County - Tennessee Health and                   7.000     11/15/16     2,642,356
               Educational Facilities Board Revenue - Adventist/Sunbelt Systems
       390     Shelby County, TN Health, Educational and Housing Facilities Board                  5.500     08/15/19       377,302
               Revenue - LeBonheur Children's Medical Center - Series 1993 D
     3,000     Sullivan County, TN Health, Educational and Housing Facilities Board -              5.750     02/15/13     2,993,100
               Hospital Revenue - Holston Valley Health Care - Series 1993
     2,500     Sumner County, TN Health, Educational and Housing Facilities Board                  7.500     11/01/14     2,715,975
               Revenue - Sumner Regional Health Systems, Incorporated Project - Series 1994

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
     1,200     Chattanooga, TN Health, Education and Housing Facility Board Revenue -              5.950     07/01/14     1,182,444
               Windridge Apartments - Series 1993A
     1,475     Greater Tennessee Housing Assistance Corporation - Mortgage Revenue -               6.000     07/01/24     1,462,861
               Section 8 Projects - Series 1993A
       250     Metropolitan Nashville and Davidson County - Tennessee Health and                   7.000     06/01/17       266,660
               Educational Facilities Board Revenue - Herman Street Apartments - Series 1992
       495     Metropolitan Nashville and Davidson County - Tennessee Health and                   7.250     06/01/32       527,987
               Educational Facilities Board Revenue - Herman Street Apartments - Series 1992
     1,250     Metropolitan Nashville and Davidson County - Tennessee Industrial                   8.125     10/01/28     1,347,988
               Development Board - Multifamily Housing Revenue - St. Paul Retirement

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       365     Hamilton County, TN Single Family Revenue                                           8.000     09/01/23       387,491
       650     Commonwealth of Puerto Rico Housing Authority - Single Family - Series D            6.850     10/15/24       683,274
       320     Tennessee Housing Development Agency - Homeownership Program - Issue B              8.000     07/01/13       331,968
       700     Tennessee Housing Development Agency - Homeownership Program - Issue J              7.750     07/01/17       739,060
       500     Tennessee Housing Development Agency - Homeownership Program - Issue L              8.125     07/01/12       523,915
     2,000     Tennessee Housing Development Agency - Homeownership Program - Issue O              7.750     07/01/20     2,102,940
     1,115     Tennessee Housing Development Agency - Homeownership Program - Issue P              7.700     07/01/16     1,185,055
       170     Tennessee Housing Development Agency - Homeownership Program - Issue U              7.400     07/01/16       179,489
     3,900     Tennessee Housing Development Agency - Homeownership Program - Issue T              7.375     07/01/23     4,114,188
     3,030     Tennessee Housing Development Agency - Homeownership Program - Issue WR             6.800     07/01/17     3,158,866
       450     Tennessee Housing Development Agency - Homeownership Program - Issue XR             6.875     07/01/22       465,142
     1,800     Tennessee Housing Development Agency - Homeownership Program - Issue Z              6.100     07/01/24     1,768,590
     1,000     Tennessee Housing Development Agency - Mortgage Finance Program -                   6.900     07/01/25     1,034,360
               Series 1994 A

               Industrial Development and Pollution Control
               --------------------------------------------------------------------------------------------------------------------
     3,000     Chattanooga, TN Industrial Development Board - Pollution Control Revenue -          6.350     07/01/22     3,124,800
               Du Pont - Series 1993 A
    12,000     Humphreys County, TN Industrial Development Board Facility Revenue -                6.700     05/01/24    12,460,440
               E.I. Du Pont De Nemours and Company - Series 1994
     8,500     Loudon County, TN Industrial Development Board - Solid Waste Disposal               6.200     02/01/23     8,566,555
               Revenue - Kimberly-Clark Corporation - Series 1993


Tennessee                                                                     5

               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                          Face                   Market
     (000)     Description                                                                          Rate     Maturity      Value

$    2,500     McMinn County, TN Industrial Development Board - Pollution Control                  7.625%    03/01/16  $  2,646,950
               Revenue - Bowater Incorporated Project
     3,000     McMinn County, TN Industrial Development Board - Solid Waste Recycling              7.400     12/01/22     3,213,300
               Facilities Revenue - Calhoun Newsprint Company - Bowater Incorporated
               Project - Series 1992
     5,545     Memphis-Shelby County, TN Airport Authority Special Facilities and Project          7.875     09/01/09     6,117,798
               Revenue - Federal Express
     4,100     Memphis-Shelby County, TN Airport Authority Special Facilities and Project          6.750     09/01/12     4,215,702
               Revenue - Federal Express - Series 1992
       250     Memphis-Shelby County, TN Industrial Development Board Revenue -                    9.500     04/01/01       298,348
               Colonial Baking Company Project
     2,000     Metropolitan Nashville and Davidson County - Tennessee Industrial                   6.000     05/01/03     2,030,060
               Development Board Revenue - OSCO Treatment - Series 1993

               Municipal Appropriation Obligations
               --------------------------------------------------------------------------------------------------------------------
     2,660     Tennessee State Local Development Authority Revenue - Series 1992                   7.000     10/01/21     2,843,806
     1,500     Wilson County, TN Educational Facilities Corporation - Certificates of              6.125     06/30/10     1,541,805
               Participation - Series 1994
     1,500     Wilson County, TN Educational Facilities Corporation - Certificates of              6.250     06/30/15     1,538,475
               Participation - Series 1994

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
     1,000     Memphis-Shelby County, TN Airport Authority Revenue - Series 1993 B                 5.500     02/15/12       979,580
       145     Metropolitan Nashville Airport Authority - Tennessee Airport Improvement            6.625     07/01/07       157,379
               Revenue - Series C
     6,285     Metropolitan Nashville Airport Authority - Tennessee Airport Improvement            6.600     07/01/15     6,701,444
               Revenue - Series C

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
     1,650     Harpeth Valley, TN Utilities District of Davidson and Williamson Counties -         5.500     09/01/11     1,646,304
               Utilities Revenue - Series 1993
       315     Jackson, TN Electric System Revenue - Series E                                      6.300     08/01/09       329,729
       335     Jackson, TN Electric System Revenue - Series E                                      6.300     08/01/10       348,655
       355     Jackson, TN Electric System Revenue - Series E                                      6.300     08/01/11       368,831
       380     Jackson, TN Electric System Revenue - Series E                                      6.300     08/01/12       393,900
     1,000     Middle Tennessee Utility District - Gas System Revenue - Cannon, Cumberland,        6.250     10/01/12     1,044,810
               Dekalb, Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties
       400     Commonwealth of Puerto Rico Electric Power Authority - Series P                     7.000     07/01/21       440,116
     1,825     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17     1,864,146
     1,100     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.125     07/01/08     1,130,679

               Municipal Revenue/Water & Sewer
               --------------------------------------------------------------------------------------------------------------------
       500     Clarksville, TN Water, Sewer and Gas Revenue - Series 1992                          6.125     02/01/12       512,955
     1,520     Clarksville, TN Water, Sewer and Gas Revenue - Series 1992                          0.000     02/01/16       439,052
       425     Clinton, TN Water and Sewer System Revenue                                          6.300     12/01/08       449,905
       450     Clinton, TN Water and Sewer System Revenue                                          6.300     12/01/09       473,247
       525     Clinton, TN Water and Sewer System Revenue                                          6.300     12/01/10       548,504
       395     Clinton, TN Water and Sewer System Revenue                                          6.300     12/01/11       411,870
     1,125     Eastside Utility District of Hamilton County, TN Water System Revenue -             6.750     11/01/11     1,179,292
               Series 1992


6                                                                     Tennessee


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                          Face                   Market
     (000)     Description                                                                          Rate     Maturity      Value
$    2,490     Metropolitan Nashville and Davidson County - Tennessee Water and Sewer              5.100%    01/01/16  $  2,324,465
               Revenue - Series 1993
     2,500     Mt. Juliet, TN Public Building Authority Revenue - Utility District                 7.800     02/01/19     3,068,225
     1,020     Mt. Juliet, TN Public Building Authority Revenue - Utility District                 7.550     02/01/19     1,131,833
     1,500     Northeast Knox County, TN Utility District - Water Revenue                          7.000     01/01/20     1,648,650
     1,325     Tennessee State Local Development Authority Revenue - State Loan                    7.000     03/01/12     1,410,224
               Program - Series A
     1,175     Tennessee State Local Development Authority Revenue - State Loan                    7.000     03/01/21     1,253,337
               Program - Series A
     2,300     White House, TN Water and Improvement Revenue - Utility District of                 6.375     01/01/22     2,396,186
               Robertson and Sumner Counties - Series 1992B
     1,500     Wilson County, TN Water and Wastewater Authority - Waterworks                       6.000     03/01/14     1,494,808
               Improvement Revenue - Series 1993

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
     2,025     Hamilton County, TN General Obligation - Series 1995                                6.300     02/01/25     2,111,508
     1,490     Hamilton County, TN General Obligation - Series 1995                                6.250     02/01/20     1,547,395
     5,000     Johnson City, TN School Sales Tax and Unlimited Tax Revenue - Series 1994           6.700     05/01/21     5,452,950
     1,435     Memphis, TN Airport Revenue - Series B                                              7.050     07/01/10     1,509,347
     3,030     Metropolitan Nashville and Davidson County, TN Government - General                 6.125     05/15/14     3,134,262
               Obligation Multi-Purpose Improvement - Series 1994
     1,225     Metropolitan Nashville and Davidson County, TN Government - General                 6.125     05/15/19     1,245,629
               Obligation Multi-Purpose Improvement - Series 1994
       525     Rhea County, TN General Obligation - Series 1992                                    6.250     03/01/09       558,017
       550     Rhea County, TN General Obligation - Series 1992                                    6.350     03/01/10       584,430
       550     Rhea County, TN General Obligation - Series 1992                                    6.400     03/01/11       584,776
       600     Rhea County, TN General Obligation - Series 1992                                    6.400     03/01/12       636,546
       200     Sevier County, TN Public Building Authority - Solid Waste Facility - Series 1991    6.750     08/01/09       214,212
     2,530     Shelby County, TN General Obligation - Series 1994 B                                6.000     03/01/16     2,589,076
     2,695     Shelby County, TN General Obligation - Series 1994 B                                6.000     03/01/17     2,754,667
     1,000     Shelby County, TN General Obligation - Series 1995 A                                5.625     04/01/14       999,330
     1,000     Shelby County, TN General Obligation - Series A                                     6.250     12/01/15     1,039,370
     2,675     Shelby County, TN General Obligation - Series 1994 A                                5.950     03/01/17     2,725,745
     3,560     Shelby County, TN General Obligation - Series 1994 A                                5.950     03/01/18     3,621,837
     3,790     Shelby County, TN General Obligation - Series 1994 A                                5.950     03/01/19     3,849,730
     2,115     Shelby County, TN General Obligation - Series A                                     6.250     12/01/12     2,209,498

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
     2,400     Anderson County, TN Health and Educational Facilities Revenue Hospital              8.125     07/01/08     2,693,256
               Improvement - Methodist Medical Center
       250     Anderson County, TN Health and Educational Facilities Revenue Hospital              8.125     07/01/08       281,030
               Improvement - Methodist Medical Center
     2,250     Bristol, TN Health and Educational Facilities Board Revenue - Bristol               7.000     09/01/11     2,545,988
               Memorial Hospital
     7,375     Bristol, TN Health and Educational Facilities Board Revenue - Bristol               7.000     09/01/21     8,345,181
               Memorial Hospital
       300     Chattanooga, TN Municipal Public Improvement - Sewage Facility                      8.000     06/01/10       337,488
     1,200     Chattanooga, TN Municipal Public Improvement - Sewage Facility                      8.000     06/01/11     1,349,952
     1,000     Chattanooga, TN General Obligation                                                  7.250     05/01/12     1,129,470
       500     Chattanooga, TN General Obligation                                                  7.000     05/01/13       559,295


Tennessee                                                                     7


               Statement of Investments in Securities and Net Assets                                                    May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
     Face
    Amount                                                                                          Face                   Market
     (000)     Description                                                                          Rate     Maturity      Value

$    1,700     Clarksville, TN Water, Sewer and Gas Revenue                                        7.700%    02/01/18  $  1,871,615
     1,455     Gladeville, TN Utility District Waterworks Revenue                                  7.400     10/01/10     1,647,075
     1,615     Johnson City, TN Health and Educational Facilities Board Revenue - Johnson          6.750     07/01/16     1,816,326
               Medical Center Hospital - Series 1994
     3,000     Knox County, TN Health, Education and Housing Facilities Board Hospital             7.600     09/01/19     3,405,660
               Revenue - Mercy Health System
     3,065     Knox County, TN Health, Education and Housing Facilities Board Hospital             7.000     01/01/15     3,415,452
               Revenue - Fort Sanders Alliance
       500     Metropolitan Nashville and Davidson County - Tennessee Water and Sewer              7.000     01/01/14       518,290
               Revenue
       545     Metropolitan Nashville Airport Authority - Tennessee Airport Improvement            6.500     07/01/11       606,116
               Revenue - Series 1991B
     1,365     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07     1,533,782
     1,000     Commonwealth of Puerto Rico Highway and Transportation Authority                    8.125     07/01/13     1,127,230
               Revenue - Series P
     2,650     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             7.875     07/01/16     2,891,018
               Education and Health Facilities - Series H
     1,000     Commonwealth of Puerto Rico Electric Power Authority - Series M                     8.000     07/01/08     1,123,650
       865     Selmer, TN General Obligation                                                       8.200     07/01/13       974,232
       500     Shelby County, TN General Obligation - Series A                                     6.500     03/01/11       542,210
     1,000     Shelby County, TN Health, Educational and Housing Facilities Board                  7.625     08/15/09     1,112,740
               Revenue - LeBonheur Children's Medical Center
     2,000     Shelby County, TN Health, Educational and Housing Facilities Board                  7.600     08/15/19     2,224,000
               Revenue - LeBonheur Children's Medical Center
     4,000     Sullivan County, TN Health, Educational and Housing Facilities Board                7.250     02/15/20     4,508,120
               Revenue - Holston Valley Health
     1,000     West Knox Utility District of Knox County, TN - Water and Sewer                     7.750     12/01/08     1,124,750
               Improvement Revenue
     1,000     Wilson County, TN Water and Wastewater Authority - Waterworks                       7.875     03/01/09     1,129,120
               Improvement Revenue
       950     Wilson County, TN Water and Wastewater Authority - Waterworks                       8.000     03/01/14     1,076,360
               Improvement Revenue

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       385     Commonwealth of Puerto Rico - General Obligation - Series 1988                      8.000     07/01/07       429,633
     3,000     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     3,127,710
       500     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.400     07/01/11       524,660
     1,200     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             5.750     07/01/15     1,178,904
               Education and Health Facilities - Series 1993 M

               Total Investments in Securities - Municipal Bonds (cost $237,124,632) - 98.8%                            251,295,676

               Excess of Other Assets over Liabilities - 1.2%                                                             2,975,879

               Total Net Assets - 100.0%                                                                               $254,271,555

*Securities purchased on a "when issued" basis.
See notes to financial statements.


8                                                                     Tennessee

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $237,124,632)                 $251,295,676
  Cash                                                                   41,495
  Receivable for investments sold                                     2,869,784
  Receivable for fund shares sold                                       488,178
  Interest receivable                                                 4,793,517
  Other                                                                  20,349
    Total assets                                                    259,508,999
LIABILITIES:
  Payable for investments purchased                                   3,314,536
  Payable for fund shares reacquired                                    512,038
  Distributions payable                                               1,164,006
  Accrued expenses                                                      246,864
    Total liabilities                                                 5,237,444
NET ASSETS                                                         $254,271,555
  Class A:
  Applicable to 21,966,862 shares of beneficial                    $241,778,047
    interest issued and outstanding
  Net asset value per share                                        $      11.01
  Class C:
  Applicable to 1,135,636 shares of beneficial                     $ 12,493,508
    interest issued and outstanding
  Net asset value per share                                        $      11.00


(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                      $  15,922,540
EXPENSES:
  Distribution fees - Class A (Note E)                                  928,442
  Distribution fees - Class C (Note E)                                  109,004
  Investment advisory fees (Note E)                                   1,218,988
  Custody and accounting fees                                           142,900
  Transfer agent's fees                                                 189,400
  Registration fees                                                      16,049
  Legal fees                                                              3,650
  Audit fees                                                             19,895
  Trustees' fees                                                          4,520
  Shareholder services fees (Note E)                                     25,840
  Other                                                                  11,014
  Advisory fees waived (Note E)                                        (442,963)
    Total expenses                                                    2,226,739
Net investment income                                                13,695,801
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (1,931,572)
  Change in unrealized appreciation (depreciation) of investments     6,499,989
Net gain on investments                                               4,568,417
Net increase in net assets resulting from operations              $  18,264,218


See notes to financial statements

Tennessee                                                                      9

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                  Year Ended         Year Ended
                                                 May 31, 1995       May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                           $ 13,695,801     $ 12,401,381
  Net realized loss on security transactions        (1,931,572)      (3,222,191)
  Change in unrealized appreciation                  6,499,989       (7,564,668)
    (depreciation) of investments
Net increase in net assets resulting from           18,264,218        1,614,522
  operations
Distributions to shareholders:
  Dividends from net investment
    income - Class A                               (13,101,540)     (12,209,574)
  Dividends from net investment
    income - Class C                                  (583,052)        (227,595)
  Distributions from net realized capital                               (18,554)
    gains - Class A
  Distributions from net realized capital                                  (398)
    gains - Class C
  Distributions in excess of net realized                              (433,155)
    capital gains - Class A
  Distributions in excess of net realized                                (9,455)
    capital gains - Class C
Net decrease in net assets from distributions      (13,101,540)     (12,661,283)
  to shareholders - Class A
Net decrease in net assets from distributions         (583,052)        (237,448)
  to shareholders - Class C
Fund share transactions:
  Proceeds from shares sold - Class A               27,606,878       66,902,297
  Proceeds from shares sold - Class C                4,475,943       11,572,058
  Net asset value of shares issued in                6,930,735        6,591,346
    reinvestment of distributions - Class A
  Net asset value of shares issued in                  422,962          147,447
    reinvestment of distributions - Class C
  Cost of shares reacquired - Class A              (33,357,985)     (18,442,634)
  Cost of shares reacquired - Class C               (3,267,751)        (416,600)
Net increase in net assets from Fund share           1,179,628       55,051,009
  transactions - Class A
Net increase in net assets from Fund share           1,631,154       11,302,905
  transactions - Class C
Total increase in net assets                         7,390,408       55,069,705
NET ASSETS:
  Beginning of year                                246,881,147      191,811,442
  End of year                                    $ 254,271,555    $ 246,881,147
NET ASSETS CONSIST OF:
  Paid-in surplus                                $ 245,685,704    $ 242,874,922
  Undistributed net investment income                   11,209
  Accumulated net realized loss on security         (5,596,402)      (3,664,830)
    transactions
  Unrealized appreciation (depreciation) of         14,171,044        7,671,055
    investments
                                                 $ 254,271,555    $ 246,881,147

See notes to financial statements


10                                                                    Tennessee

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Tennessee Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as am ended. The Fund commenced investment operations on November 2, 1987. On October 4, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferr ed sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and v arious relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is e quivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no feder al income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are dist ributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of share s are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities

Tennessee                                                                     11

Notes to Financial Statements
================================================================================

    as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $965,000 "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                              Year Ended         Year Ended
                                             May 31, 1995       May 31, 1994
     CLASS A
     Shares sold                              2,599,849           5,884,739
     Shares issued in reinvestment
        of distributions                        654,188             581,880
     Shares reacquired                       (3,192,266)         (1,638,994)
     Net (decrease) increase
        in shares outstanding                    61,771           4,827,625
     Outstanding at beginning
        of year                              21,905,091          17,077,466
     Outstanding at end of year              21,966,862          21,905,091

                                                                Period From
                                              Year Ended      October 4, 1993
                                             May 31, 1995     to May 31, 1994
     CLASS C
     Shares sold                                 420,452          1,011,861
     Shares issued in reinvestment
        of distributions                          39,944             13,252
     Shares reacquired                          (312,865)           (37,008)
     Net increase in shares
        outstanding                              147,531            988,105
     Outstanding at beginning
        of period                                988,105              - 0 -
     Outstanding at end of period              1,135,636            988,105

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995, aggregated $59,943,621 and $56,428,166, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $14,171,044 of which $14,533,048 related to appreciated securities and $362,004 related to depreciated securities.

        At May 31,1995, the Fund has available a capital loss carryforward of approximately $5,596,400 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived $442,963 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $74,707.

    The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuse and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maxim amount payabl e for these expenses on an annual basis is .40% and .95%

12                                                                     Tennessee

Notes to Financial Statements
================================================================================

    of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $81,157 and $10,028 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $845,900 for the year ended May 31, 1995, of which approximately $732,500 was paid to other dealers. For the year ended May 31 1995, the Distributor received approximately $16,300 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $12 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $492,516, with a weighted average annualized interest rate of 6.18%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.

Tennessee                                                                     13



                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                                       Year Ended      Year Ended       Year Ended       Year Ended      Year Ended
CLASS A                                               May 31, 1995    May 31, 1994     May 31, 1993     May 31, 1992    May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $10.78           $11.23           $10.56          $10.34          $10.09
Income from investment operations:
  Net investment income                                    0.60             0.61             0.62            0.65            0.67
  Net realized and unrealized gain                         0.23            (0.43)            0.68            0.22            0.26
  (loss) on securities
Total from investment operations                           0.83             0.18             1.30            0.87            0.93
Less distributions:
  Dividends from net investment income                    (0.60)           (0.61)           (0.63)          (0.65)          (0.67)
  Distributions from net realized capital gains                                                                             (0.01)
  Distributions in excess of net realized
   capital gains                                                           (0.02)
Total distributions                                       (0.60)           (0.63)           (0.63)          (0.65)          (0.68)
Net asset value, end of year                             $11.01           $10.78           $11.23          $10.56          $10.34
Total return(a)                                            8.04%            1.55%           12.60%           8.66%           9.73%
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                               0.89%            0.76%            0.88%           0.84%           0.76%
    Net investment income                                  5.64%            5.42%            5.66%           6.18%           6.60%
  Assuming no waivers and reimbursements:
    Expenses                                               1.07%            1.02%            1.05%           1.04%           1.07%
  Net investment income                                    5.46%            5.16%            5.49%           5.98%           6.29%
Net assets at end of year (000's)                       $241,778         $236,230         $191,811        $126,833         $92,431
Portfolio turnover rate                                   23.38%           16.93%           15.07%          34.57%          29.63%

(a) The total returns shown do not
    include the effect of applicable
    front-end sales charge.

14                                                                    Tennessee

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights   interest outstanding throughout the year.
===============================================================================
                                                                Period From
                                               Year Ended   October 4, 1993 to
CLASS C                                       May 31, 1995      May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period               $10.78           $11.61
Income from investment operations:
  Net investment income                              0.54             0.35
  Net realized and unrealized gain                   0.22            (0.83)
  (loss) on securities
Total from investment operations                     0.76            (0.48)
Less distributions:
  Dividends from net investment                     (0.54)           (0.34)
  income
  Distributions in excess of net                                     (0.01)
  realized capital gains
Total distributions                                 (0.54)           (0.35)
Net asset value, end of period                      11.00            10.78
Total return(a)                                      7.35%           -5.92%
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                         1.44%            1.23%
    Net investment income                            5.08%            4.80%
  Assuming no waivers and
  reimbursements:
    Expenses                                         1.62%            1.63%
    Net investment income                            4.90%            4.40%
Net assets at end of period (000's)               $12,494          $10,652
Portfolio turnover rate                             23.38%           16.93%

(a) The total returns shown do not
    include the effect of applicable
    contingent deferred sales charge
    and are annualized where
    appropriate.


Tennessee                                                                    15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP TENNESSEE
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Tennessee Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and si gnificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Tennessee Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the res pective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
July 6, 1995

16                                                                     Tennessee


(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds
   Face
  Amount                                                                                           Face                    Market
  (000)        Description                                                                         Rate      Maturity      Value
               Education
               ---------------------------------------------------------------------------------------------------------------------
$      500     Hampton Roads, VA Medical College Revenue - Series 1991A                            6.875%    11/15/16  $    531,395
       500     Loudoun County, VA Industrial Development Authority - George                        6.250     05/15/12       519,420
               Washington University
     1,225     Loudoun County, VA Industrial Development Authority - George                        6.250     05/15/22     1,273,449
               Washington University
     1,250     Rockingham County, VA Industrial Development Authority Revenue -                    6.000     10/01/23     1,203,800
               Bridgewater College - Series 1993
     2,000     University of Virginia - Rector and Visitors General Pledge - Series 1993B          5.375     06/01/20     1,903,680
       750     Virginia College Building Authority Educational Facilities Revenue -                6.400     01/01/12       790,928
               Washington and Lee University - Series 1992
     2,000     Virginia College Building Authority Educational Facilities Revenue -                6.625     10/15/12     2,041,040
               Roanoke College - Series 1992
     3,250     Virginia College Building Authority Educational Facilities Revenue -                5.750     04/01/14     3,158,740
               Hampton University - Series 1993
       775     Winchester, VA Industrial Development Authority Educational Facilities              6.750     10/01/19       824,189
               First Mortgage Revenue - Shenandoah University Project - Series 1994
     1,800     Winchester, VA Industrial Development Authority Educational Facilities              6.700     10/01/14     1,919,139
               First Mortgage Revenue - Shenandoah University Project - Series 1994

               Health Care
               ---------------------------------------------------------------------------------------------------------------------
       715     Albemarle County, VA Industrial Development Authority - First Mortgage              8.900     07/15/26       843,536
               Revenue
       500     Front Royal & Warren County, VA Industrial Development Authority                    9.450     07/15/24       577,190
               Revenue - Heritage Hall
     1,210     Henrico County, VA Industrial Development Authority - Nursing Facility -            5.875     07/01/19     1,175,769
               Cambridge Manor Nursing Home - Series 1993
     3,500     Norfolk, VA Industrial Development Authority Revenue - James Barry-                 7.700     10/01/06     3,670,030
               Robinson Institute Project
       400     Richmond, VA Industrial Development Authority Revenue - Richmond                    7.125     02/01/11       426,512
               Metropolitan Blood Service

               Hospitals
               ---------------------------------------------------------------------------------------------------------------------
     1,125     Albemarle County, VA Industrial Development Authority Revenue -                     6.500     10/01/22     1,146,926
               University of Virginia Health Services Foundation - Series 1992
     1,000     Alexandria, VA Industrial Development Authority - Alexandria Community              5.500     07/01/14       981,410
               Healthcare - Series 1993B
     1,210     Buena Vista, VA Industrial Development Authority - Stonewall Jackson                8.375     11/01/14     1,330,359
               Hospital
       750     Chesapeake, VA Hospital Authority Facility Mortgage Revenue -                       5.500     07/01/12       739,335
               Chesapeake General Hospital - Series 1993
       500     Fairfax County, VA Redevelopment and Housing Authority Revenue -                    7.500     11/01/19       525,855
               Vinson Pravalion - Series A
     1,000     Harrisonburg, VA Industrial Development Authority Hospital Revenue -                5.250     12/01/22       932,630
               Rockingham Memorial Hospital - Series 1993
       250     Martinsville, VA Industrial Development Authority Hospital Facility                 7.000     01/01/11       262,545
               Revenue - Memorial Hospital Martinsville and Henry


4                                                                      Virginia


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
   Face
  Amount                                                                                           Face                    Market
  (000)        Description                                                                         Rate      Maturity      Value
$    1,150     Norfolk, VA Industrial Development Authority Revenue - Children's                   6.500%    06/01/21  $  1,209,214
               Hospital of The King's Daughters - Series 1991
     2,000     Peninsula Ports Authority - Virginia Hospital Facility Revenue - Mary               7.000     08/01/17     2,015,100
               Immaculate Hospital - Series 1994

               Housing/Multifamily
               ---------------------------------------------------------------------------------------------------------------------
     1,750     Alexandria, VA Redevelopment and Housing Authority - Arha Apartments                8.600     07/20/29     1,843,205
     2,475     Harrisonburg, VA Redevelopment and Housing Authority Revenue -                      7.100     12/01/15     2,593,330
               Multifamily - United Dominion - Series 1992
     1,750     Harrisonburg, VA Redevelopment and Housing Authority Revenue -                      7.000     12/01/08     1,851,955
               Multifamily - United Dominion - Series 1992
     2,000     Newport News, VA Redevelopment and Housing Authority - Mortgage                     6.550     07/01/24     2,053,840
               Revenue - Berkley West Apartments - Series 1992A
     1,500     Richmond, VA Redevelopment and Housing Authority Revenue - Old                      6.800     03/01/15     1,596,060
               Manchester Project - Series 1994
       700     Virginia State Housing Development Authority - Multifamily - Series 1991F           7.000     05/01/04       735,420

               Housing/Single Family
               ---------------------------------------------------------------------------------------------------------------------
       535     Commonwealth of Puerto Rico Housing Authority - Single Family - Series B            7.650     10/15/22       570,850
       200     Virginia State Housing Development Authority - Commonwealth Mortgage -              7.500     07/01/17       212,588
               Series D
     1,000     Virginia State Housing Development Authority - Commonwealth Mortgage -              7.100     01/01/22     1,060,500
               Series A
     3,000     Virginia State Housing Development Authority - Commonwealth Mortgage -              7.100     01/01/17     3,171,300
               Series A

               Industrial Development and Pollution Control
               ---------------------------------------------------------------------------------------------------------------------
     2,000     Covington-Alleghany County, VA Industrial Development Authority -                   6.650     09/01/18     2,103,340
               Pollution Control Facilities Refunding Revenue - Westvaco Corporation
               Project - Series 1994
     3,295     Isle of Wight County, VA Industrial Development Authority - Solid Waste             6.550     04/01/24     3,403,043
               Disposal Facilities - Union Camp Corporation Series 1994
       300     Loudoun County, VA Industrial Development Authority - Air Cargo Facility            6.625     01/01/00       304,404
               Revenue - Washington Dulles - Series 1992
     3,000     Loudoun County, VA Industrial Development Authority - Air Cargo Facility            7.000     01/01/09     3,083,040
               Revenue - Washington Dulles - Series 1992
     2,500     Mecklenburg County, VA Industrial Development Authority Revenue -                   7.350     05/01/08     2,658,300
               Mecklenburg Cogeneration
     1,000     Russell County, VA Industrial Development Authority Pollution Control               7.700     11/01/07     1,097,960
               Revenue - Appalachian Power Company

               Municipal Appropriation Obligations
               ---------------------------------------------------------------------------------------------------------------------
     1,460     Fairfax County, VA Redevelopment and Housing Authority Revenue - Office             7.500     06/15/18     1,572,026
               Building - Series 1992 A
     2,000     Henrico County, VA Industrial Development Authority - Public Facility               7.000     08/01/13     2,233,280
               Lease Revenue - Henrico County Regional Jail Project - Series 1994
       750     Loudoun County, VA Certificates of Participation                                    7.200     10/01/10       883,440


Virginia                                                                      5


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
   Face
  Amount                                                                                           Face                    Market
  (000)        Description                                                                         Rate      Maturity      Value
$      250     Prince William County, VA Industrial Development Authority - Commuter               7.250%    03/01/11  $    265,858
               Parking Facilities
     1,200     Commonwealth of Puerto Rico Urban Renewal and Housing                               7.875     10/01/04     1,355,748
     1,000     Riverside, VA Regional Jail Authority - Jail Facility Revenue Bonds - Series        6.000     07/01/25     1,016,260
               1995
     3,000     Virginia Public Building Authority - State Building Revenue - Series 1994 A         6.250     08/01/15     3,134,160
     2,000     Virginia State Transportation Board - U.S. Route 58 Corridor Development            5.500     05/15/18     1,949,060
               Program - Series 1993B

               Municipal Revenue/Transportation
               ---------------------------------------------------------------------------------------------------------------------
     3,155     Chesapeake Bay, VA Bridge and Tunnel Commission District Revenue -                  5.750     07/01/25     3,110,357
               Series 1994
     1,000     Chesapeake Bay, VA Bridge and Tunnel Commission District Revenue                    6.375     07/01/22     1,037,270
     1,500     Peninsula Airport Commission - Virginia Airport Improvement Revenue -               7.300     07/15/21     1,633,170
               Series 1991
     1,930     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.000     07/01/20     1,934,883
               Revenue - Series Q
     1,000     Richmond, VA Metropolitan Authority Expressway Revenue - Series 1992 B              6.250     07/15/12     1,048,040

               Municipal Revenue/Utility
               ---------------------------------------------------------------------------------------------------------------------
     2,110     Halifax County, VA Industrial Development Authority - Exempt Facilities             6.500     12/01/12     2,165,577
               Revenue - Old Dominion Electric Cooperative - Series 1992
     1,275     Commonwealth of Puerto Rico Electric Power Authority - Series N                     5.000     07/01/12     1,165,261
     1,400     Commonwealth of Puerto Rico Electric Power Authority - Series O                     0.000     07/01/17       360,878
     1,000     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17     1,021,450

               Municipal Revenue/Water & Sewer
               ---------------------------------------------------------------------------------------------------------------------
     1,000     Blacksburg, VA Polytechnic Institute Sanitation Authority - Sewer System            6.250     11/01/12     1,020,610
               Revenue - Series 1992
     1,000     Fairfax County, VA Water Authority Revenue - Series 1992                            6.000     04/01/22     1,013,040
     1,000     Frederick-Winchester Service Authority, VA Regional Sewer System                    5.750     10/01/15     1,001,450
               Revenue - Series 1993
       750     Henry County, VA Public Service Authority Water and Sewer Revenue                   6.250     11/15/19       772,455
     1,000     Virginia State Resource Authority - Sewer System Revenue - Harrisonburg-            6.000     05/01/22     1,001,170
               Rockingham - Series 1992 A
       105     Virginia State Resource Authority - Water and Sewer System Revenue -                8.125     11/01/16       112,090
               Pooled Loan Program - Series A
       110     Virginia State Resource Authority - Water and Sewer System Revenue -                8.125     11/01/16       117,296
               Pooled Loan Program - Series A
       120     Virginia State Resource Authority - Water and Sewer System Revenue -                8.125     11/01/16       127,960
               Pooled Loan Program - Series A
       130     Virginia State Resource Authority - Water and Sewer System Revenue -                8.125     11/01/16       138,470
               Pooled Loan Program - Series A
       140     Virginia State Resource Authority - Water and Sewer System Revenue -                8.125     11/01/16       149,121
               Pooled Loan Program - Series A
     1,000     Virginia State Resource Authority - Water and Sewer System Revenue -                5.625     10/01/13       986,970
               Greensville County Lot 13


6                                                                      Virginia


Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
   Face
  Amount                                                                                           Face                    Market
  (000)        Description                                                                         Rate      Maturity      Value
$      275     Virginia State Resource Authority - Water and Sewer System Revenue -                7.600%    11/01/16  $    292,416
               Pooled Loan Program - Series A
       305     Virginia State Resource Authority - Water and Sewer System Revenue -                7.600     11/01/16       323,584
               Pooled Loan Program - Series A
       410     Virginia State Resource Authority - Water and Sewer System Revenue -                7.650     11/01/16       442,251
               Pooled Loan Program - Series A
       500     Virginia State Resource Authority - Water and Sewer System Revenue - Lot 7          7.125     10/01/16       536,125
     1,500     Virginia State Resource Authority - Water and Sewer System Revenue - Lot 9 -        6.000     10/01/12     1,526,640
               Fredrick County Sanitation
     1,500     Virginia State Resource Authority - Water and Sewer System Revenue -                6.125     04/01/19     1,528,740
               Series 1992A

               Non-State General Obligations
               ---------------------------------------------------------------------------------------------------------------------
       730     Danville, VA General Improvement Revenue                                            6.500     05/01/12       768,128
       585     Isle of Wight County, VA General Obligation - Series 1991                           6.700     01/01/12       620,860
     1,500     Portsmouth, VA Public Utility General Obligation - Series 1993                      5.500     08/01/19     1,436,130
     1,000     Richmond, VA General Obligation - Public Improvement Revenue - Series               6.250     01/15/21     1,018,090
               1991A
     1,000     Virginia Public School Authority - School Financing - 1991 Resolution -             6.200     08/01/13     1,046,680
               Series 1994 A

               Pre-refunded or Escrowed
               ---------------------------------------------------------------------------------------------------------------------
       500     Albemarle County, VA Service Authority - Water and Sewer Revenue                    7.800     08/01/11       535,540
       750     Manassas, VA Industrial Development Authority Hospital Revenue - Prince             8.125     04/01/19       854,752
               William Hospital
       325     Nelson County, VA Service Authority - Water and Sewer Revenue                       7.750     07/01/09       340,782
       175     Nelson County, VA Service Authority - Water and Sewer Revenue                       7.875     07/01/18       183,729
       500     Norfolk, VA General Obligation                                                      7.000     10/01/07       548,505
       500     Norfolk, VA Industrial Development Authority Revenue - Children's                   7.000     06/01/11       567,930
               Hospital of The King's Daughters - Series 1991
       500     Northern Virginia Transportation District - Virginia Railway Express                7.000     07/01/10       561,750
       100     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             7.875     07/01/16       109,095
               Education and Health Facilities - Series G
       200     Commonwealth of Puerto Rico Electric Power Authority - Series K                     9.375     07/01/17       224,120
     1,000     Southeastern Public Service Authority Virginia Revenue - Regional Solid             7.000     07/01/13     1,109,380
               Waste System
       500     Strasburg, VA General Obligation                                                    7.875     03/01/19       533,625
       250     Virginia Beach, VA Certificates of Participation - Judicial Center Project          7.250     09/01/10       284,500
     1,000     Virginia College Building Authority Educational Facilities Revenue -                7.750     04/01/14     1,127,010
               Hampton University - Series A
       550     Virginia College Building Authority Educational Facilities Revenue -                7.000     01/01/15       612,887
               Washington and Lee University - Series B
       465     Warrenton, VA General Obligation                                                    7.500     07/01/08       502,832


Virginia                                                                      7

Statement of Investments in Securities and Net Assets                                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
   Face
  Amount                                                                                           Face                    Market
  (000)        Description                                                                         Rate      Maturity      Value
               Resource Recovery
               ---------------------------------------------------------------------------------------------------------------------
$    2,000     Roanoke, VA Valley Resource Authority - Solid Waste System Revenue -                5.750%    09/01/12  $  1,963,340
               Series 1992
     1,000     Virginia State Resource Authority Solid Waste Disposal System Revenue -             6.750     11/01/12     1,077,160
               Series 1992 B

               State/Territorial General Obligations
               ---------------------------------------------------------------------------------------------------------------------
     2,575     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17     2,684,618
     2,500     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.500     07/01/23     2,643,550

               Total Investments in Securities - Municipal Bonds (cost $110,191,498) - 97.9%                            116,673,425

               Excess of Other Assets over Liabilities - 2.1%                                                             2,506,335

               Total Net Assets - 100.0%                                                                               $119,179,760


See notes to financial statements.

8                                                                      Virginia

(SHIP GRAPHIC) Statement of Assets and Liabilities                 May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $110,191,498)                 $116,673,425
  Cash                                                                  656,061
  Receivable for Fund shares sold                                       530,877
  Interest receivable                                                 2,269,186
  Other                                                                  11,688
    Total assets                                                    120,141,237
LIABILITIES:
  Payable for Fund shares reacquired                                    305,364
  Distributions payable                                                 557,555
  Accrued expenses                                                       98,558
    Total liabilities                                                   961,477
NET ASSETS                                                         $119,179,760
  Class A:
  Applicable to 10,666,088  shares of beneficial
    interest issued and outstanding                                $112,642,531
  Net asset value per share                                        $      10.56
  Class C:
  Applicable to 619,280 shares of beneficial
    interest issued and outstanding                                $  6,537,229
  Net asset value per share                                        $      10.56



(SHIP GRAPHIC) Statement of Operations          For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                       $  7,426,343
EXPENSES:
  Distribution fees - Class A (Note E)                                  427,994
  Distribution fees - Class C (Note E)                                   52,794
  Investment advisory fees (Note E)                                     562,880
  Custody and accounting fees                                            90,950
  Transfer agent's fees                                                  86,000
  Registration fees                                                       6,419
  Legal fees                                                              1,643
  Audit fees                                                             16,181
  Trustees' fees                                                          2,110
  Shareholder services fees (Note E)                                     13,680
  Other                                                                   6,128
  Advisory fees waived (Note E)                                        (351,513)
    Total expenses                                                      915,266
Net investment income                                                 6,511,077
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (2,300,229)
  Change in unrealized appreciation (depreciation) of investments     4,479,267
Net gain on investments                                               2,179,038
Net increase in net assets resulting from operations               $  8,690,115

See notes to financial statements.


Virginia                                                                       9


(SHIP GRAPHIC) Statements of Changes in Net Assets
====================================================================================================================================
                                                                                                 Year Ended             Year Ended
                                                                                                May 31, 1995           May 31, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                         $   6,511,077         $   5,947,749
  Net realized gain (loss) on security transactions                                                (2,300,229)              325,335
  Change in unrealized appreciation (depreciation) of investments                                   4,479,267            (3,961,646)
Net increase in net assets resulting from operations                                                8,690,115             2,311,438
Distributions to shareholders:
  Dividends from net investment income - Class A                                                   (6,193,219)           (5,880,253)
  Dividends from net investment income - Class C                                                     (290,174)              (92,453)
  Distributions from net realized capital gains - Class A                                                                (1,403,378)
  Distributions from net realized capital gains - Class C                                                                   (25,724)
  Distributions in excess of net realized capital gains - Class A                                                          (101,221)
  Distributions in excess of net realized capital gains - Class C                                                            (2,201)
Net decrease in net assets from distributions to shareholders - Class A                            (6,193,219)           (7,384,852)
Net decrease in net assets from distributions to shareholders - Class C                              (290,174)             (120,378)
Fund share transactions:
  Proceeds from shares sold - Class A                                                              12,128,107            22,224,831
  Proceeds from shares sold - Class C                                                               3,607,953             5,650,414
  Net asset value of shares issued in reinvestment of distributions - Class A                       3,497,701             3,966,058
  Net asset value of shares issued in reinvestment of distributions - Class C                         182,018                51,474
  Cost of shares reacquired - Class A                                                             (12,549,022)           (9,865,346)
  Cost of shares reacquired - Class C                                                              (2,154,894)             (677,195)
Net increase in net assets from Fund share transactions - Class A                                   3,076,786            16,325,543
Net increase in net assets from Fund share transactions - Class C                                   1,635,077             5,024,693
Total increase in net assets                                                                        6,918,585            16,156,444
NET ASSETS:
  Beginning of year                                                                               112,261,175            96,104,731
  End of year                                                                                   $ 119,179,760         $ 112,261,175
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                               $ 115,074,634         $ 110,362,771
  Undistributed net investment income                                                                  27,684
  Accumulated net realized gain (loss) on security transactions                                    (2,404,485)             (104,256)
  Unrealized appreciation (depreciation) of investments                                             6,481,927             2,002,660
                                                                                                $ 119,179,760         $ 112,261,175

See notes to financial statements.


10                                                                     Virginia

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Virginia Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on March 27, 1986. On October 4, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of


Virginia                                                                      11

Notes to Financial Statements
================================================================================

    securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.

C.  FUND SHARES

    At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                               Year Ended         Year Ended
                                              May 31, 1995       May 31, 1994
    CLASS A
    Shares sold                                 1,189,750         2,032,501
    Shares issued in reinvestment
      of distributions                            344,907           363,369
    Shares reacquired                          (1,243,117)         (904,841)
    Net increase in shares
      outstanding                                 291,540         1,491,029
    Outstanding at beginning
      of year                                  10,374,548         8,883,519
    Outstanding at end of year                 10,666,088        10,374,548

                                                                  Period From
                                               Year Ended       October 4, 1993
                                              May 31, 1995      to May 31, 1994
    CLASS C
    Shares sold                                   355,128           518,142
    Shares issued in reinvestment
      of distributions                             17,948             4,817
    Shares reacquired                            (213,209)          (63,546)
    Net increase in shares
      outstanding                                 159,867           459,413
    Outstanding at beginning
      of period                                   459,413             - 0 -
    Outstanding at end of period                  619,280           459,413

    For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.  PURCHASES AND SALES OF
    MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $59,229,124 and $55,797,058, respectively.

        At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $6,481,927 of which $6,561,932 related to appreciated securities and $80,005 related to depreciated securities.

        At May 31, 1995, the Fund has available a capital loss carryforward of approximately $2,404,500 to offset future net capital gains expiring on May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT
    ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31 , 1995, the Advisor, at its discretion, permanently waived $351,513 of its advisory fees. Included in accrued expenses at May 31, 1995 are accrued advisory fees of $24,944.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospect and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95%

12                                                                      Virginia

Notes to  Financial  Statements
================================================================================

    of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $37,807 and $4,996 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current share holders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $381,200 for the year ended May 31, 1995, of which approximately $331,400 was paid to other dealers. For the year ended May 31, 1995, the Distributor received approximately $9,600 of contingent deferred sales charges on redemptions of Class C shares. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.  LINE OF CREDIT

    The Trust participates in a line of credit provided by State Street Bank & Trust Co. The Fund may temporarily for emergency purposes, borrow up to $6 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1995 was approximately $526,897, with a weighted average annualized interest rate of 6.68%. At May 31, 1995, the Fund had no borrowings outstanding under the line of credit.


Virginia                                                                      13

                                                                                          Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights                                                        interest outstanding throughout the year.
====================================================================================================================================

                                              Year Ended        Year Ended       Year Ended        Year Ended        Year Ended
Class A                                      May 31, 1995      May 31, 1994     May 31, 1993      May 31, 1992      May 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $10.36            $10.82           $10.24            $9.97            $9.70
Income from investment operations:
  Net investment income                           0.59              0.60             0.62             0.63             0.63
  Net realized and unrealized gain                0.20             (0.31)            0.62             0.27             0.28
  (loss) on securities
Total from investment operations                  0.79              0.29             1.24             0.90             0.91
Less distributions:
  Dividends from net investment                  (0.59)            (0.60)           (0.62)           (0.63)           (0.64)
  income
  Distributions from net realized                                  (0.11)           (0.04)
  capital gains
  Distributions in excess of net                                   (0.04)
  realized capital gains
Total distributions                              (0.59)            (0.75)           (0.66)           (0.63)           (0.64)
Net asset value, end of year                    $10.56            $10.36           $10.82           $10.24            $9.97
Total return(a)                                   7.99%             2.62%           12.41%            9.37%            9.72%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                      0.79%             0.64%            0.68%            0.75%            0.91%
    Net investment income                         5.81%             5.53%            5.82%            6.28%            6.48%
  Assuming no waivers and
  reimbursements:
    Expenses                                      1.10%             1.06%            1.07%            1.14%            1.18%
    Net investment income                         5.50%             5.11%            5.43%            5.89%            6.21%
Net assets at end of year (000's)             $112,643          $107,502          $96,105          $64,628          $48,062
Portfolio turnover rate                          50.17%            17.37%           30.33%           26.59%           22.02%

(a)The total returns shown do not
   include the effect of applicable
   front-end sales charge.


14                                                                     Virginia

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights  interest outstanding throughout the period.
===============================================================================
                                                               Period From
                                               Year Ended   October 4, 1993 to
Class C                                       May 31, 1995     May 31, 1994
-------------------------------------------------------------------------------
Net asset value, beginning of period             $10.36           $11.24
Income from investment operations:
  Net investment income                            0.53             0.34
  Net realized and unrealized gain                 0.20            (0.78)
  (loss) on securities
Total from investment operations                   0.73            (0.44)
Less distributions:
  Dividends from net investment                   (0.53)           (0.34)
  income
  Distributions from net realized                                  (0.07)
  capital gains
  Distributions in excess of net                                   (0.03)
  realized capital gains
Total distributions                               (0.53)           (0.44)
Net asset value, end of period                   $10.56           $10.36
Total return(a)                                    7.40%           (7.13%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses                                       1.34%            1.14%
    Net investment income                          5.24%            4.85%
  Assuming no waivers and
  reimbursements:
    Expenses                                       1.65%            1.79%
    Net investment income                          4.93%            4.20%
Net assets at end of period (000's)              $6,537           $4,759
Portfolio turnover rate                           50.17%           17.37%

(a)The total returns shown do not
   include the effect of applicable
   contingent deferred sales charge
   and are annualized where
   appropriate.



Virginia                                                                      15

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP VIRGINIA
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Virginia Double Tax Exempt Fund as of May 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Virginia Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 6, 1995


16                                                                      Virginia

(SHIP GRAPHIC) Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Education
               --------------------------------------------------------------------------------------------------------------------
$      175     University of Puerto Rico System Revenue - Series 1995 N                            5.500%    06/01/15    $  174,156

               Hospitals
               --------------------------------------------------------------------------------------------------------------------
       250     Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical and           6.250     07/01/24       262,610
               Environmental Control Facilities Financing Authority - Hospital Revenue -
               Hospital Auxilio Mutuo Obligated Group
       100     Superior, WI Redevelopment Authority Revenue - FHA Insured Mortgage                 5.300     05/01/04       102,060
               Loan - Superior Memorial Hospital, Incorporated - Series 1994
       210     Superior, WI Redevelopment Authority Revenue - FHA Insured Mortgage                 5.300     11/01/04       214,326
               Loan - Superior Memorial Hospital, Incorporated - Series 1994
       150     Superior, WI Redevelopment Authority Revenue - FHA Insured Mortgage                 5.600     11/01/07       152,943
               Loan - Superior Memorial Hospital, Incorporated - Series 1994
       175     Superior, WI Redevelopment Authority Revenue - FHA Insured Mortgage                 5.700     11/01/09       178,542
               Loan - Superior Memorial Hospital, Incorporated - Series 1994
       170     Superior, WI Redevelopment Authority Revenue - FHA Insured Mortgage                 5.800     05/01/10       173,427
               Loan - Superior Memorial Hospital, Incorporated - Series 1994

               Housing/Multifamily
               --------------------------------------------------------------------------------------------------------------------
        25     Dane County, WI Housing Authority Revenue - Forest Harbor Apartments                5.900     07/01/12        25,173
               Project - Series 1994
        50     Dane County, WI Housing Authority Revenue - Forest Harbor Apartments                5.950     07/01/13        49,832
               Project - Series 1994
        50     Dane County, WI Housing Authority Revenue - Forest Harbor Apartments                6.000     07/01/14        49,716
               Project - Series 1994

               Housing/Single Family
               --------------------------------------------------------------------------------------------------------------------
       125     Atlanta, GA New Public Housing Authority - Series 1970                              5.000     05/01/07       123,888
       100     Hagerstown, MD New Public Housing Authority - Series 1971                           5.000     09/01/07       102,587
       150     Commonwealth of Puerto Rico Housing Authority - Single Family - Series D            6.850     10/15/24       157,678
       300     Puerto Rico Housing Bank and Finance Agency - Single Family Mortgage                6.250     04/01/29       303,720
               Revenue - Portfolio I
       300     Virgin Islands Housing Finance Authority - Single Family Mortgage Revenue           6.450     03/01/16       307,164
               Refunding - GNMA Mortgage-Backed Securities Program - Series 1995 A and B

               Municipal Revenue/Other
               --------------------------------------------------------------------------------------------------------------------
       300     Madison, WI Community Development Authority - Lease Revenue - Monona                6.100     03/01/10       318,294
               Terrace Community and Convention Center Project - Series 1995

               Municipal Revenue/Transportation
               --------------------------------------------------------------------------------------------------------------------
       425     Guam Airport Authority General Revenue - Series 1993 A                              6.700     10/01/23       436,416
       300     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/12       317,910
               Revenue - Series V
       250     Commonwealth of Puerto Rico Highway and Transportation Authority                    5.500     07/01/13       242,195
               Revenue - Series 1993 X


4                                                                     Wisconsin

               Statement of Investments in Securities and Net Assets                                                   May 31, 1995
====================================================================================================================================

               Municipal Bonds (continued)
      Face
     Amount                                                                                         Face                    Market
      (000)    Description                                                                          Rate     Maturity        Value

               Municipal Revenue/Utility
               --------------------------------------------------------------------------------------------------------------------
$      315     Guam Power Authority Revenue - Series 1992 A                                        6.300%    10/01/22    $  318,730
        35     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                6.250     07/01/17        35,751
       125     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.375     07/01/24       129,360
       615     Commonwealth of Puerto Rico Electric Power Authority - Series T                     6.000     07/01/16       616,433
       125     Commonwealth of Puerto Rico Telephone Authority Revenue - Series 1993 M             5.400     01/01/08       126,202

               Non-State General Obligations
               --------------------------------------------------------------------------------------------------------------------
       150     Commonwealth of Puerto Rico Municipal Finance Agency - Series A                     8.250     07/01/08       168,458
       450     Commonwealth of Puerto Rico Municipal Finance Agency - Series 1994 A                6.000     07/01/14       465,066

               Pre-refunded or Escrowed
               --------------------------------------------------------------------------------------------------------------------
       790     Commonwealth of Puerto Rico - Public Improvement - Series 1992                      6.800     07/01/21       903,144
       625     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.500     07/01/22       703,275
               Revenue - Series T
       150     Commonwealth of Puerto Rico Highway and Transportation Authority                    6.625     07/01/18       169,911
               Revenue - Series 1992 T
       125     Commonwealth of Puerto Rico Public Building Authority Guaranteed Public             6.875     07/01/21       143,546
               Education and Health Facilities - Series K

               State/Territorial General Obligations
               --------------------------------------------------------------------------------------------------------------------
       100     Commonwealth of Puerto Rico - Public Improvement - General Obligation -             5.375     07/01/22        96,203
               Series 1995
       450     Commonwealth of Puerto Rico - General Obligation - Series 1994                      6.450     07/01/17       485,352

               Total Investments in Securities - Municipal Bonds (cost $7,738,421) - 97.3%                                8,054,068

               Excess of Other Assets over Liabilities - 2.7%                                                               224,174

               Total Net Assets - 100.0%                                                                                 $8,278,242

See notes to financial statements.


Wisconsin                                                                     5

(SHIP GRAPHIC) Statement of Assets and Liabilities                  May 31, 1995
================================================================================

ASSETS:
  Investments, at market value (cost $7,738,421)                      $8,054,068
  Cash                                                                    40,407
  Receivable for Fund shares sold                                         87,130
  Interest receivable                                                    151,040
  Other                                                                      840
    Total assets                                                       8,333,485
LIABILITIES:
  Distributions payable                                                   34,180
  Accrued expenses                                                        21,063
    Total liabilities                                                     55,243
NET ASSETS:
Applicable to 845,263 shares of beneficial interest                   $8,278,242
issued and outstanding
Net asset value per share                                             $     9.79



(SHIP GRAPHIC) Statement of Operations           For the year ended May 31, 1995
================================================================================

INVESTMENT INCOME - INTEREST                                          $ 249,063
EXPENSES:
  Distribution fees (Note E)                                             17,667
  Investment advisory fees (Note E)                                      22,083
  Custody and accounting fees                                            34,075
  Transfer agent's fees                                                  15,240
  Registration fees                                                       3,628
  Legal fees                                                                168
  Audit fees                                                              8,220
  Trustees' fees                                                            168
  Shareholder services fees (Note E)                                        686
  Other                                                                     282
  Distribution and advisory fees waived (Note E)                        (22,424)
  Expense Subsidy(Note E)                                               (62,467)
    Total expenses                                                       17,326
Net investment income                                                   231,737
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                            (53,926)
  Change in unrealized appreciation (depreciation) of investments       315,647
Net gain on investments                                                 261,721
Net increase in net assets resulting from operations                  $ 493,458

See notes to financial statements.


6                                                                     Wisconsin

(SHIP GRAPHIC) Statements of Changes in Net Assets
================================================================================

                                                                     Year Ended
INCREASE (DECREASE) IN NET ASSETS                                   May 31, 1995
Operations:
  Net investment income                                             $   231,737
  Net realized loss on security transactions                            (53,926)
  Change in unrealized appreciation                                     315,647
  (depreciation) of investments
Net increase in net assets resulting                                    493,458
from operations
Distributions to shareholders:
  Dividends from net investment income                                 (227,772)
Net decrease in net assets from distributions                          (227,772)
to shareholders
Fund share transactions:
  Proceeds from shares sold                                           8,245,900
  Net asset value of shares issued in reinvestment                       89,742
  of distributions
  Cost of shares reacquired                                            (323,086)
Net increase in net assets from Fund share                            8,012,556
transactions
Total increase in net assets                                          8,278,242
NET ASSETS:
  Beginning of year                                                          --
  End of year                                                      $  8,278,242
NET ASSETS CONSIST OF:
  Paid-in surplus                                                  $  8,012,556
  Undistributed net investment income                                     3,965
  Accumulated net realized gain (loss) on                               (53,926)
  security transactions
  Unrealized appreciation (depreciation)                                315,647
  of investments
                                                                   $  8,278,242

See notes to financial statements.


Wisconsin                                                                     7

(SHIP GRAPHIC) Notes to Financial Statements
================================================================================

A.   DESCRIPTION OF BUSINESS

     The Flagship Wisconsin Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on June 1, 1994. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.

     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax-exempt net investment income and realized gains on security transactions. Therefore, no federal income tax provision is required.

          Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if appropriate, are recognized as ordinary income upon disposition or maturity.

     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders.

     Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

          The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

     Securities Purchased on a "When Issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at May 31, 1995.


8                                                                     Wisconsin

Notes to Financial Statements
================================================================================

C.   FUND SHARES

     At May 31, 1995, there were an indefinite number of shares of beneficial interest with no par value authorized for each class . Transactions in shares were as follows:

                                                                 Year Ended
                                                                May 31, 1995

     Shares sold                                                   870,892
     Shares issued in reinvestment
       of distributions                                              9,567
     Shares reacquired                                             (35,196)
     Net increase in shares
       outstanding                                                 845,263
     Outstanding at beginning
       of year                                                       - 0 -
     Outstanding at end of year                                    845,263

     For federal income tax purposes, all of the dividends from net investment income are exempt from taxation.

D.   PURCHASES AND SALES OF
     MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the year ended May 31, 1995 aggregated $10,133,870 and $2,338,205, respectively.

          At May 31, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $315,647 of which $316,099 related to appreciated securities and $452 related to depreciated securities.

          At May 31, 1995, the Fund has available a capital loss carryforward of approximately $53,900 to offset future net capital gains expiring on May 31, 2003.

E.   TRANSACTIONS WITH INVESTMENT
     ADVISOR AND DISTRIBUTOR

     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1995, the Advisor, at its discretion, permanently waived all of its advisory fees amounting to $22,083. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

          The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. The Distributor, at its discretion, permanently waived distribution fees of $341. Included in accrued expenses at May 31, 1995 are accrued distribution fees of $2,648. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

          In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $272,200 for the year ended May 31, 1995, of which approximately $248,400 was paid to other dealers. Certain officers and trustees of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F.   ORGANIZATIONAL EXPENSES

     The organizational expenses incurred on behalf of the Fund ($98,083) will be reimbursed to the Advisor on a straight-line basis over a period of five years from the first day of the year following the year in which the Fund's net assets exceed $20 million. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

Wisconsin                                                                     9

                                     Selected data for each share of beneficial
(SHIP GRAPHIC) Financial Highlights   interest outstanding throughout the year.
===============================================================================

                                                                    Year Ended
                                                                   May 31, 1995
-------------------------------------------------------------------------------
Net asset value beginning of year                                     $9.58
Income from investment operations:
  Net investment income                                                0.49
  Net realized and unrealized gain                                     0.21
  (loss) on securities
Total from investment operations                                       0.70
Less distributions:
  Dividends from net investment income                                (0.49)
Total distributions                                                   (0.49)
Net asset value at end of year                                        $9.79
Total return(a)                                                        7.36%
Ratios to average net assets:
  Actual net of waivers and
  reimbursements:
    Expenses                                                           0.39%
    Net investment income                                              5.25%
  Assuming no waivers and
  reimbursements:
    Expenses                                                           2.31%
    Net investment income                                              3.33%
Net assets at end of year (000's)                                     $8,278
Portfolio turnover rate                                               51.74%

(a)  The total returns shown do not
     include the effect of
     applicable front-end sales
     charge.


10                                                                    Wisconsin

(SHIP GRAPHIC) Independent Auditors' Report
================================================================================

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP WISCONSIN
DOUBLE TAX EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Wisconsin Double Tax Exempt Fund as of May 31, 1995, the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Wisconsin Double Tax Exempt Fund at May 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the stated period, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Dayton, Ohio
July 6, 1995


Wisconsin                                                                    11

APPENDIX TO FINANCIAL STATEMENTS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1) Double rules take place of graphic--Rope Line

APPENDIX I

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS


   Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:


   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

1. Long-term municipal bonds

  AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

  A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Short-term tax exempt notes

   Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:


   SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strongcharacteristics will be given a plus (+) designation.



   SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.


   SP-3 Speculative capacity to pay principal and interest.

3. Tax-exempt commercial paper

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:


   A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.



   A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.



   A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



   A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



   B Issues rated "B" are regarded as having speculative capacity for timely payment.


   C&D These ratings indicate that the issue is either in default or expected to be in default upon maturity.

   Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

1. Long-term municipal bonds

   Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable of over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

   Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Short-term tax exempt notes

   Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality... but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection... and not distinctly or predominantly speculative".

3. Tax-exempt commercial paper

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

   Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short- term promissory obligations.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Investors Service, Inc. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

1. Long-term municipal bonds

 AAA                     Bonds considered to be investment grade and the of highest credit quality.
                         The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      I-3

AA                       Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the
                         'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated
                         'F-1+'.
A                        Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB                      Bonds considered to be investment grade and of satisfactory credit quality.
                         The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Plus (+) Minus (-)       Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.
NR                       Indicates that Fitch does not rate the specific issue.
Conditional              A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended                A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn                A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FitchAlert               Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change.
                         These are designated as "Positive," indicating a potential upgrade,
                         "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.
Credit Trend             Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:
                         Improving
                         Stable
                         Declining
                         Uncertain
                         Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert

APPENDIX II
                      DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various series' defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a series' existing or anticipated holdings of long-term debt securities. When a series purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the series' account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The series must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the series may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the series to settle the final determination and the series realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a series' existing or anticipated holdings of long-term debt securities. For example, if a series owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the series' portfolio would decline, but the value of the series' financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the series from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Fund's series as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The series might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Fund's series may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a series on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

   Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Fund's series may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

   A series may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the series from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the series is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The series may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Series to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

Investor Guide

[Graphic A.]

Flagship's
National
Tax Exempt Funds(sm)

[Graphic B.]

[Graphic C.] Limited Term Fund
[Graphic C.] Intermediate Fund
[Graphic C.] All-American Fund

Conservative Approach
to Tax-Free Income

Flagship

[Graphic D.]

THIS BROCHURE INCLUDES A PROSPECTUS WHICH DESCRIBES IN DETAIL THE FUND'S OBJECTIVES, INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES, AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Pursue High Tax-Free Income By Investing In America

As an investor in the Funds, you are buying a professionally managed, diversified portfolio of America.

Keeping More of What You Earn

As you and your broker plan your investment strategy, you must evaluate the wide range of investments available today. This means examining each specific investment's characteristics, including its relative safety, focus on preservation of capital, role in your portfolio, liquidity* and return. Flagship's national municipal bond mutual funds have all of these characteristics, plus their dividends are free from federal** taxes. You see the real advantage in this investment--the opportunity to keep more of what you earn. After all, what you keep is what really matters.

Investing in America

Flagship's National Tax Exempt Funds invest primarily in high investment quality municipal bonds which are debt obligations of a state, county, other issuing agency or political subdivision. Proceeds from the bonds are used for schools, hospitals, airports and roads. Because the bonds are issued to finance public projects, their dividends are free from federal income taxes. As an investor in the Funds, you are buying a professionally managed, diversified portfolio of America. Not only will you be helping to improve the quality of life across the United States, you may be earning a high, current tax-free yield from your investment.

[Graphic E.]

* Shares, when redeemed, may be worth more or less than their original cost. Investment in the Fund is not FDIC insured. The value of the Funds may fluctuate. The return on the investment is not guaranteed. **Certain investors may be subject to the federal alternative minimum tax and/or local taxes.

[Graphic F.]

Not a part of the prospectus.

Taking Advantage of the Yield Curve

[Graphic G.]

The Funds

Flagship offers three national funds, each with a nationally diversified portfolio of investment quality or better municipal bonds. Because income from municipal bonds is free from federal taxes, investors in the Funds keep more of what they earn. To limit price changes, the Funds utilize defensive hedging and other specialized techniques.

The Funds seek to provide:
* High, Current Tax-Free Income
* Monthly Dividends Free from Federal Income Taxes
* Daily Liquidity at the Then Current Net Asset Value
* High Quality, Diversified Portfolios of Municipal Bonds
* Attentive, Professional  Management

[Graphic H.]

The Limited Term Fund

With a five-year average maturity, this Fund seeks to provide higher yields than short-term bonds with less price fluctuation than longer-term bonds. Its shorter average maturity reduces price volatility compared to longer-term bond funds.

The Intermediate Fund

With a five to ten-year average maturity, this Fund seeks to provide slightly higher yields than shorter-term bonds but less than longer-term bonds. Its intermediate maturity may result in relatively less change in the fund's share price compared to longer-term bond funds.

The All-American Fund

With a 15 to 25-year average maturity, this Fund pursues the highest yields and is the most actively managed of Flagship's national funds. The Fund seeks to provide higher returns than shorter-term funds, however, it has the potential for more change in the fund's share price.

[Graphic I.]


Not a part of the prospectus.

Your Investment Objectives

You and your broker can select the combination of funds which balances your desire for tax-free income with your comfort level for price changes.

[Graphic J.]
Maturity and Interest Rates

In order to structure the portfolio that best suits your objectives, you need a clear understanding of how a bond's price will react to interest rate movement. Many investors look at a bond's maturity when considering the effects of interest rates on its price. Bond prices are affected by interest rate changes, therefore the value of your investment may change. As one goes up, the other goes down--by how much is determined by a security's maturity. The table below illustrates the yield and the potential change in value of different maturity bonds relative to a 30-year bond. For example, a 1% change in interest rates might alter the value of a 30-year bond by as much as 10% while it would only alter the value of a five-year bond by 2% to 3%.

Laddering to Minimize Price Changes

Flagship's National Tax Exempt Funds offer different maturity structures. By purchasing shares of each Fund, investors can seek to minimize normal price
fluctuations over economic cycles.   This approach is called laddering, and
eliminates the need to second-guess the economy or forecast interest rates. Instead, you can maintain a desired average maturity over time, in all sorts of interest rate environments.

[Graphic K.]

[Graphic L.]

Not a part of the prospectus.

Tax-Free Income and The Power of Compounding

If the opportunity for high, current tax-free returns, monthly income and professional management fit within your investment strategy, these Flagship funds may be for you.

The Tax-Free Advantage

Tax obligation can take a huge bite out of your investment returns. You may be writing checks to the government for 40% or more of your taxable investment income. You would have to earn significantly more from a taxable investment to equal the tax-free return from a Flagship fund.

[Graphic M.]

The Power of Tax-Free Compounding

Compound your tax-free earnings even faster by using Flagship's free monthly dividend reinvestment plan. With this plan, dividends are automatically reinvested in additional shares of your fund. The accompanying chart compares the value over time of a hypothetical investment.

[Graphic N.]

[Graphic O.]

Not a part of the prospectus.

The Benefits of Professional Management

A Professional, Team Approach

Flagship's success in the municipal bond market is a direct result of our portfolio management team's ability to expertly manage fixed income securities. Through a team structure with lead managers, the Flagship portfolio management and credit research teams remain intimately involved with each portfolio. They work together, from investment policy and economic outlook formulation, to strategy implementation and trading execution.

[Graphic P.]

Credit Research and Surveillance

The municipal bond market is vast and complex. With thousands of issues of municipal bonds in fifty states and three territories, Flagship portfolio managers augment information from both rating agencies and their own credit research team to carefully identify the individual bonds which best meet the standards of the funds' portfolios. The team of highly skilled and experienced financial analysts maintains vigilant surveillance of each issue. Flagship's research, a disciplined combination of its people, systems and documentation, is a focused effort. Flagship's research staff, a recognized leader in the credit field, reviews municipal bonds using a distinctive credit model for each of the 16 portfolio sectors. Flagship funds benefit from the improved performance which may come from our credit insight and portfolio management expertise.

[Graphic Q.]

Not a part of the prospectus.

The Fund's Investment Advisor

Flagship

Flagship was originally founded in 1970 as the money management division of The Mead Corporation, the forest products company. Since the launch of Flagship and its family of specialty fixed income mutual funds, assets under management have grown to nearly $4.5 billion with a shareholder base of over 100,000. The company is based in Dayton, Ohio.

[Graphic R.]

Performance

As a specialist in fixed income portfolio management, Flagship is well positioned to uncover investment opportunities as it seeks to enhance shareholder value. Flagship's portfolio management team utilizes an active strategy to anticipate the changing economic conditions, as well as state and federal tax laws as they seek to achieve your investment objectives.

Service

Flagship's well-trained, responsive customer service team exists solely to meet your needs. Their goal is to give every shareholder request individualized attention, promptly providing accurate information and requested services.

Reliability

The investment strategies and disciplines of the portfolio management team are supported by the company-wide commitment to provide consistently reliable performance. Flagship's professional staff is focused on meeting investor expectations and in fulfilling their mission: to seek to provide superior investment returns on the assets they manage for clients.

[Graphic S.]

[Graphic T.]

Not a part of the prospectus.

[Graphic U.]

FLAGSHIP
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030

This brochure is authorized for distribution only when accompanied or preceded by an effective prospectus.

Copyright 1995, Flagship Funds Inc.                    NF-A-100 (9-14-95)

[Graphic V.]

Graphics Narrative Appendix
National Investor Guide

Outside Cover

[Graphic A - Multigenerational family photo]

[Graphic B - US map outline with stars and stripes like US flag]

[Graphic C - Stars used as bullet points]

[Graphic D - Clipper ship]

Page 1

[Graphic E - Older woman reading to two young children photo]

[Graphic F -  American flag]

[Graphic G - Professional man and woman walking with two children photo]

[Graphic H - Bond Yield vs. Maturity chart]

      Bond Maturity           Percent of 30 year Bond Yield
      in Years          Yield Curve Limited Term    Intermediate Term Long Term

      1 year            24          N/A               N/A               N/A
      5 years           79          79                N/A               N/A
      10 years          89          N/A               89                N/A
      15 years          92          N/A               N/A               N/A
      20 years          95          N/A               N/A               N/A
      25 years          97          N/A               N/A               97
      30 years          100         N/A               N/A               100

                    Bond Maturity in Years

The illustration of the traditional yield curve indicates where each Fund's maturity is positioned. As you can see, each investment may provide an attractive tax-free return. But remember, each will react to interest rate movement according to its maturity structure. The limited term investment should fluctuate less, given a change in interest rates, the longer-term more. Source:
Flagship internal research based on historical data from J.J. Kenny, Inc.

[Graphic I - American flag]

[Graphic J - Relative Bond Price Change graph]

      Line graph illustrating the relationship of bond prices going down as interest rates go up. No specific plot points are used. Limited Term 5 years; Intermediate Term 10 years; and All-American 25 years are used as samples with arrows pointed down.

[Graphic K - Risk and Reward chart]

      Maturity                Risk        Reward

      Limited term
      5-Year Bond             36%         79%

      Intermediate term
      10-Year Bond            60%         89%

      Long term
      25-Year Bond            95%         97%
      30-Year Bond            100%        100%

1 Risk equals the percentage of a 30-year bond's price fluctuation given a 1% change in interest rates. 2 Reward equals the percentage of a traditionally higher yielding 30-year bond's yield.

Source: Flagship internal research based on historical data from J.J. Kenny, Inc.

[L - American flag]

[Graphic M - Taxable vs. Tax-Free Yield chart]

      Tax-Free Yield for a Fund           Taxable Equivalent Yield for a Fund
            4%                                  6.3%
            5%                                  7.8%
            6%                                  9.4%

Because you pay no federal income taxes on the fund's dividends, you would have to earn 8.7% on a taxable investment to earn the same amount of income from a tax-free return of 6%. This chart is for illustration purposes only and is not indicative of past or future performance of any investment offered by Flagship.

[Graphic N - Growth of a $10,000 Investment graph]

Value of a Tax Exempt Investment    Value of Fully Taxable Investment
0 years     $10,000                             $10,000
5 years     $13,489                             $12,007
10 years    $18,194                             $14,416
15 years    $24,541                             $17,309
20 years    $33,102                             $20,782
25 years    $44,650                             $24,953

Note: Assumes $10,000 of principal is invested at a nominal annual interest rate of 6.0% compounded monthly (6.17% equivalent effective yield). This rate is for illustrative purposes only and is not meant to be indicative of the Fund's actual return, which will vary. On a fully taxable investment, an investor is assumed to pay taxes at a 39.6% rate on the total amount of interest credited to the account.

[Graphic O - American flag]

[Graphic P - Multigenerational family washing car photo]

[Graphic Q - American flag]


Inside back cover

[Graphic R - Investment Policy Committee photo]

Flagship's Investment Policy Committee: (Seated left to right) Bruce P. Bedford
- Chairman, Richard P. Davis - President. (Standing left to right) Michael
D. Kalbfleisch, Chief Financial Officer, Michael S. Davern, Richard A. Huber, Jan E. Terbrueggen, and Walter K. Parker, Portfolio Managers.

[Graphic S - Flagship service seal with Flagship clipper ship; Flagship and words performance, service and reliability around seal]

[Graphic T - American flag]

Back Cover

[Graphic U - Screen of American flag]

[Graphic V - Clipper ship]

Investor Guide

Flagship
Ohio Double
Tax Exempt
Fund (sm)

[Graphic A.]

Tax-Free Income is Just
One of the Benefits of
Investing Where You Live

[Graphic B.]

THIS BROCHURE INCLUDES A PROSPECTUS WHICH DESCRIBES IN DETAIL THE FUND'S OBJECTIVES, INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES, AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[Graphic C.]

Flagship

Flagship Ohio Double
Tax Exempt Fund

The Flagship Ohio Double Tax Exempt Fund invests primarily in high investment quality municipal bonds which are issued to finance public projects such as roads, bridges and schools in Ohio.

Keeping More of What You Earn

As you and your broker plan your investment strategy, you must evaluate the wide range of investments available today. This means examining each specific investment's characteristics, including its relative safety, focus on preservation of capital, role in your portfolio, liquidity* and return. The Flagship Ohio Double Tax Exempt Fund has all of these characteristics, plus its dividends are free from both state and federal** taxes. You see the real advantage in this investment the opportunity to keep more of what you earn. After all, what you keep is what really matters.

Investing in Ohio

The Flagship Ohio Double Tax Exempt Fund invests primarily in high investment quality municipal bonds which are debt obligations of the state of Ohio, its counties, other issuing agencies or political subdivisions within the state. Proceeds from the bonds are used for schools, hospitals, airports, and other public works. Because the bonds are issued to finance public projects, their dividends are free from federal and state income taxes. Not only will you be helping to improve the quality of life in Ohio, you may be earning a high, current tax-free yield from your investment.

Examine these key features of the Fund. You'll see that it can pay to invest where you live and it's double tax free.

          *  Seeks High, Current After-Tax Income
          *  Dividends Free from Federal Income Taxes
          *  Dividends Free from Ohio Income Taxes
          *  Monthly Dividends, with Free Reinvestment
          *  High Quality, Diversified Portfolio of Municipal Bonds
[Graphic D.]

Not a part of the prospectus

Your Investment Objectives

We wanted the opportunity to earn higher tax-free yields and the flexibility to make decisions consistent with our comfort level. Our broker helped us choose Flagship as part of our financial future.

If you are seeking to earn a high, current investment return, pay lower taxes and keep more of what you earn even 100% Flagship's tax exempt funds may be for you. Flagship's funds are investments which seek to provide high, current tax-free income while preserving your capital.

Flagship's mutual funds are professionally managed, high investment quality portfolios of municipal bonds. Because of the special focus given to generating tax-free income, dividends from the funds are 100% yours. And, by purchasing shares of a fund, you provide financing for public projects in the state where you live.

The Tax-Free Advantage

Tax obligations may take a huge bite out of your investment returns. You may be writing checks to the government for as much as 30% to 40% or more of your taxable investment income. With this kind of tax bite you would have to earn significantly more from a taxable investment to equal the tax-free return from a Flagship fund.

[Graphic F.]

*Shares, when redeemed, may be worth more or less than their original cost. Investment in the Fund is not FDIC insured. The value of the Fund may fluctuate. The return on the investment is not guaranteed. **Certain investors may be subject to the federal alternative minimum tax and/or local taxes.

[Graphic G.]

Not a part of the prospectus

The Flagship Fund Advantage

If the opportunity for high, current tax-free returns, monthly income and professional management fit your investment strategy, Flagship funds may be for you.

The Power of Compounding

Flagship offers a free monthly dividend reinvestment plan to enable investors to compound their tax-free earnings even faster. In this plan, dividends are automatically reinvested in additional shares of your fund. The chart at the right compares the value over time of a tax-free investment with dividends reinvested to a fully taxable investment.

[Graphic H.]

Maturity and Interest Rates

In order to structure the portfolio that best suits your objectives, you need a clear understanding of how a bond's price will react to interest rate movement. Many investors look at a bond's maturity when considering the effects of interest rates on its price. Bond prices are affected by interest rate changes, therefore the value of your investment may change. As one goes up, the other goes down by how much is determined by a security's maturity. The table at the left illustrates the yield and the potential change in value of different maturity bonds relative to a 30-year bond. For example, a 1% change in interest rates might alter the value of a 30-year bond by as much as 10% while it would only alter the value of a five-year bond by 2% to 3%.

[Graphic I.]



[Graphic J.]

Not a part of the prospectus

Demand for municipal bonds is expected to remain strong since it is one of the few investments which may provide both competitive yields and tax advantages.

Preservation of Capital and Convenience

As an active manager, Flagship can react to economic and interest rate activity to help preserve your capital as it seeks to enhance your return. Flagship can consistently focus on the growth of your investment by taking a defensive posture to minimize the potential share price depreciation associated with rising interest rates.

[Graphic K.]

Purchasing shares of a Flagship fund enables you to benefit from professional management, as well as convenience. To make changes in your mutual fund investment all you have to do is call your broker.

The benefits of purchasing shares of a Flagship fund are:

          *  Attentive, Professional Management
          *  Convenience and Daily Liquidity at the Then Current
             Net Asset Value
          *  No Administrative Burdens
          *  No Transaction Costs Associated with Purchasing and
             Holding Individual Bonds
          * Ability to Buy or Sell Shares or Make Additional Investments in a Fund any Business Day

[Graphic L.]

Not a part of the prospectus

The Benefits of Professional Management

A Professional, Team Approach

Flagship's success in the municipal bond market is a direct result of our portfolio management team's ability to expertly manage fixed income securities. Through a team structure with lead managers, the Flagship portfolio management and credit research teams remain intimately involved with each portfolio. They work together, from investment policy and economic outlook formulation, to strategy implementation and trading execution.

[Graphic M.]

Credit Research and Surveillance

The municipal bond market is vast and complex. With thousands of issues of municipal bonds in fifty states and three territories, Flagship portfolio managers augment information from both rating agencies and their own credit research team to carefully identify the individual bonds which best meet the standards of the funds' portfolios. The team of highly skilled and experienced financial analysts maintains vigilant surveillance of each issue.
 Flagship's research, a disciplined combination of its people, systems and documentation, is a focused effort. Flagship's research staff, a recognized leader in the credit field, reviews municipal bonds using a distinctive credit model for each of the 16 portfolio sectors. Flagship funds benefit from the improved performance which may come from our credit insight and portfolio management expertise.

[Graphic N.]

Not a part of the prospectus

The Fund's Investment Advisor

Flagship

Flagship was originally founded in 1970 as the money management division of The Mead Corporation, the forest products company. Since the launch of Flagship and its family of specialty fixed income mutual funds, assets under management have grown to nearly $4.5 billion with a shareholder base of over 100,000. The company is based in Dayton, Ohio.

[Graphic O.]

Performance

As a specialist in fixed income portfolio management, Flagship is well positioned to uncover investment opportunities as it seeks to enhance shareholder value. Flagship's portfolio management team utilizes an active strategy to anticipate the changing economic conditions, as well as state and federal tax laws as they seek to achieve your investment objectives.

Service

Flagship's well-trained, responsive customer service team exists solely to meet your needs. Their goal is to give every shareholder request individualized attention, promptly providing accurate information and requested services.

Reliability

The investment strategies and disciplines of the portfolio management team are supported by the company-wide commitment to provide consistently reliable performance. Flagship's professional staff is focused on meeting investor expectations and in fulfilling their mission: to seek to provide superior investment returns on the assets they manage for clients.

[Graphic P.]

[Graphic Q.]

Not a part of the prospectus

[Graphic S.]

Flagship
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030

This brochure is authorized for distribution only when accompanied or preceded by an effective prospectus.

Copyright 1995, Flagship Funds Inc.                    OH-L-100 (9-14-95)

Graphics Narrative Appendix
State (Ohio) Investor Guide

Outside Cover

[Graphic A - Multigenerational family photo]

[Graphic B - Outlines of state of Ohio with stars and stripes like US flag]

[Graphic C - Clipper ship]

Page 1

[Graphic D - American flag]

[Graphic E - Older couple sitting on porch swing photo]

[Graphic F - Taxable vs. Tax-Free Yield chart]

      Tax-Free Yield for a Fund           Taxable Equivalent Yield for a Fund
            4%                                  6.3%
            5%                                  7.8%
            6%                                  9.4%

Because you pay no federal income taxes on the fund's dividends, you would have to earn 9.4% on a taxable investment to earn the same amount of income from a tax-free return of 6%. This chart assumes a 36% tax rate and is for illustrative purposes only. It is not indicative of past or future performance of any investment offered by Flagship.

[Graphic G - American flag]

[Graphic H - Growth of a $10,000 Investment graph]

      Value of a Tax Exempt Investment    Value of Fully Taxable Investment
0 years     $10,000                             $10,000
5 years     $13,489                             $12,007
10 years    $18,194                             $14,416
15 years    $24,541                             $17,309
20 years    $33,102                             $20,782
25 years    $44,650                             $24,953

Note: Assumes $10,000 of principal is invested at a nominal annual interest rate of 6.0% compounded monthly (6.17% equivalent effective yield). This rate is for illustrative purposes only and is not meant to be indicative of the Fund's actual return, which will vary. On a fully taxable investment, an investor is assumed to pay taxes at a 39.6% rate on the total amount of interest credited to the account.

[Graphic I - Risk and Reward chart]

      Maturity                Risk        Reward

      Limited term
      5-Year Bond             36%         79%

      Intermediate term
      10-Year Bond            60%         89%

      Long term
      25-Year Bond            95%         97%
      30-Year Bond           100%        100%

1 Risk equals the percentage of a 30-year bond's price fluctuation given a 1%
  change in interest  rates.
2 Reward equals the percentage of a traditionally higher yielding 30-year bond's yield.
  Source: Flagship internal research based on historical data from J.J. Kenny, Inc.

[Graphic J - American flag]

[Graphic K - Young family with soccer ball photo]

[Graphic L - American flag]

Page 5

[Graphic M - Multigenerational family washing car photo]

[Graphic N - American flag]

Inside back cover

[Graphic O - Investment Policy Committee photo]

Flagship's Investment Policy Committee: (Seated left to right) Bruce P.
Bedford - Chairman, Richard P. Davis - President. (Standing left to right) Michael D. Kalbfleisch, Chief Financial Officer, Michael S. Davern,
Richard A. Huber, Jan E. Terbrueggen, and Walter K. Parker, Portfolio Managers.

[Graphic P - Flagship service seal with Flagship clipper ship; Flagship and words performance, service and reliability around seal]

[Graphic Q - American flag]

Back Cover

 [Graphic R - Screen of American flag]

 [Graphic S - Clipper ship]

Flagship
National
Tax Exempt Funds (sm)

[Graphic A.]

The Funds

Flagship National Tax Exempt Funds are municipal bond funds which invest in high investment grade securities. Their objectives are to earn a tax-free, high current yield for taxpayers consistent with preservation of the investor's capital.

The Key Features

* Three Funds, Each with a Different
  Maturity Structure
* Seek High Current Yield
* Tax-Free Income Opportunities
* Investment Quality Portfolios
* Commitment to Capital Preservation
* Attentive, Professional Management

The table on the back assumes the taxpayer's highest tax rate is applicable to the entire amount of any decrease or increase in taxable income resulting from a switch from taxable to tax-free securities or vice versa. *Taxable income is based upon the net amount subject to federal income tax after deductions and exemptions. The table reflects the limitations on federal itemized deductions and the disallowance of personal exemptions. Although the limitations on itemized deductions and the disallowance of personal exemptions are based on adjusted gross income amounts, for simplicity the tax table applies the adjustments based on taxable income. The effective combined tax rates for the tax brackets indicated with an * are increased by
 .58%, .68% and .74% for the 31%, 36% and 39.6% federal tax rates, respectively. The table assumes a married couple with no dependents. Certain investors may be subject to the federal alternative minimum tax and/or local taxes. The table is provided for illustrative purposes only and does not reflect the past or future performance of any Flagship fund. For more information, call your broker or write Flagship for an effective prospectus which describes management fees, charges and expenses. Read it carefully before you invest or send money. Copyright 1995, Flagship Funds Inc. NF-A-3003 (01-95)

Flagship
National
Tax Exempt Funds (sm)

To use this table, simply find your taxable income in the appropriate taxable income column and read across to determine your marginal tax rate and the taxable equivalent for different tax-free yields. Then you will see the potential benefit of investing in a fund where interest income is tax exempt from federal income taxes.

---------------------------------------------
Taxable Equivalent Yield Table 1995 Tax Rates
-----------------------------------------------------------------------------------------------------
State Taxpayer Income                     A Tax-Free Yield Of:
-----------------------------------------------------------------------------------------------------
                              Effective   5.0%     5.5%     6.0%     6.5%     7.0%     7.5%     8.0%
New Tax Rates 1995            Combined
                              Tax Rate    Is Equivalent To A Taxable Yield Of:
-----------------------------------------------------------------------------------------------------
         $ 39,000 -  94,250    28.00%     6.94     7.64     8.33     9.03     9.72    10.42    11.11
Joint    $ 94,250 - 143,600    31.00%     7.25     7.97     8.70     9.42    10.14    10.87    11.59
Return   $143,600 - 172,050    36.00%     7.81     8.59     9.37    10.16    10.94    11.72    12.50
         $172,050 - 256,500*   37.44%     7.99     8.79     9.59    10.39    11.18    11.99    12.79
         $256,500 - 297,050*   41.18%     8.50     9.35    10.20    11.05    11.89    12.75    13.60
         $297,050 & over       39.60%     8.28     9.11     9.93    10.76    11.59    12.42    13.25
----------------------------------------------------------------------------------------------------
         $ 23,350 -  56,550    28.00%     6.94     7.64     8.33     9.03     9.72    10.42    11.11
Single   $ 56,550 - 114,700    31.00%     7.25     7.97     8.70     9.42    10.14    10.87    11.59
Return   $114,700 - 117,950*   31.62%     7.31     8.04     8.77     9.50    10.24    10.97    11.70
         $117,950 - 239,700*   36.72%     7.90     8.69     9.48    10.27    11.06    11.85    12.64
         $239,700 - 256,500    36.00%     7.81     8.59     9.37    10.16    10.94    11.72    12.50
         $256,500 & over       39.60%     8.28     9.11     9.93    10.76    11.59    12.42    13.25
----------------------------------------------------------------------------------------------------

FLAGSHIP

GRAPHICS NARRATIVE APPENDIX
NATIONAL TAX EQUIVALENT YIELD CARD

[Graphic A-Outline of US map with stars and stripes like American flag.]

[Graphic A.]
Flagship
Ohio
Double
Tax Exempt Fund (sm)

The Fund

Flagship Ohio Double Tax Exempt Fund is a municipal bond fund which invests in high investment grade securities. Its objective is to earn a double tax-free, high current yield for taxpayers consistent with preservation of the investor's capital.

The Key Features

* Seeks High Current Yield
* Tax-Free Income Opportunities
* Investment Quality Portfolios
* Commitment to Capital Preservation
* Attentive, Professional Management

The table on the back assumes the taxpayer's highest tax rate is applicable to the entire amount of any decrease or increase in taxable income resulting from a switch from taxable to tax-free securities or vice versa. *Taxable income is based upon the net amount subject to federal income tax after deductions and exemptions. The table reflects the limitations on federal itemized deductions and the disallowance of personal exemptions. Although the limitations on itemized deductions and the disallowance of personal exemptions are based on adjusted gross income amounts, for simplicity the tax table applies the adjustments based on taxable income. The effective combined tax rates for the tax brackets indicated with an * are increased by
 .58%, .68% and .74% for the 31%, 36% and 39.6% federal tax rates, respectively. The table assumes a married couple with no dependents. Certain investors may be subject to the federal alternative minimum tax and/or local taxes. The table is provided for illustrative purposes only and does not reflect the past or future performance of any Flagship fund. For more information, call your broker or write Flagship for an effective prospectus which describes management fees, charges and expenses. Read it carefully before you invest or send money. Copyright 1995, Flagship Funds Inc. OH-L-3003 (01-95)

Flagship
Ohio
Double Tax
Exempt Fund (sm)

To use this table, simply find your taxable income in the appropriate taxable income column and read across to determine your marginal tax rate and the taxable equivalent for different tax-free yields. Then you will see the potential benefit of investing in a fund where interest income is tax exempt from federal income taxes.

---------------------------------------------
Taxable Equivalent Yield Table 1995 Tax Rates
-----------------------------------------------------------------------------------------------------
State Taxpayer Income                     A Tax-Free Yield Of:
-----------------------------------------------------------------------------------------------------
                              Effective   5.0%     5.5%     6.0%     6.5%     7.0%     7.5%     8.0%
New Tax Rates 1995            Combined
                              Tax Rate    Is Equivalent To A Taxable Yield Of:
-----------------------------------------------------------------------------------------------------
         $ 39,000 -  40,000    31.21%     7.27     8.00     8.72     9.45    10.18    10.90    11.63
Joint    $ 40,000 -  80,000    31.74%     7.33     8.06     8.79     9.52    10.26    10.99    11.72
Return   $ 80,000 -  94,250    32.28%     7.38     8.12     8.86     9.60    10.34    11.07    11.81
         $ 94,250 - 100,000    35.10%     7.70     8.47     9.25    10.02    10.79    11.56    12.33
         $100,000 - 114,700    35.76%     7.78     8.56     9.34    10.12    10.90    11.68    12.45
         $114,700 - 143,600    35.83%     7.79     8.57     9.35    10.13    10.91    11.69    12.47
         $143,600 - 172,050    40.49%     8.40     9.24    10.80    10.92    11.76    12.60    13.44
         $172,050 - 200,000*   41.83%     8.60     9.46    10.32    11.17    12.03    12.89    13.75
         $200,000 - 256,500*   42.22%     8.65     9.52    10.38    11.25    12.11    12.98    13.84
         $256,500 - 297,050*   45.68%     9.21    10.13    11.05    11.97    12.89    13.81    14.73
         $297,050 & over       44.22%     8.96     9.86    10.76    11.65    12.55    13.45    14.34
----------------------------------------------------------------------------------------------------
         $ 23,350 -  40,000    31.21%     7.27     8.00     8.72     9.45    10.18    10.90    11.63
Single   $ 40,000 -  56,550    31.74%     7.33     8.06     8.79     9.52    10.26    10.99    11.72
Return   $ 56,550 -  80,000    34.59%     7.64     8.41     9.17     9.94    10.70    11.47    12.23
         $ 80,000 - 100,000    35.10%     7.70     8.47     9.25    10.02    10.79    11.56    12.33
         $100,000 - 114,700    35.76%     7.78     8.56     9.34    10.12    10.90    11.68    12.45
         $114,700 - 117,950*   36.40%     7.86     8.65     9.43    10.22    11.01    11.79    12.58
         $117,950 - 200,000*   41.16%     8.50     9.35    10.20    11.05    11.90    12.75    13.60
         $200,000 - 239,700*   41.55%     8.55     9.41    10.26    11.12    11.98    12.83    13.69
         $239,700 - 256,500    40.88%     8.46     9.30    10.15    10.99    11.84    12.69    13.53
         $256,500 & over       44.22%     8.96     9.86    10.76    11.65    12.55    13.45    14.34
----------------------------------------------------------------------------------------------------

FLAGSHIP

GRAPHICS NARRATIVE APPENDIX
OHIO TAX EQUIVALENT YIELD CARD

[Graphic A - Outline of Ohio map with stars and stripes like American flag]

Flagship Template

[Graphic A. Name of the Fund]

[Graphic B. Current Date]

[Graphic C.  List Maximum Offer Price, Average Maturity, Average Duration, Net
    Assets in millions, Annualized Dividend and Number of Holdings for each class of shares.]

[Graphic D. Block showing Why A Flagship Fund]
       - Interest Free from Federal Income Taxes*
       - 100% Investment Grade Portfolio
       - Commitment to Capital Preservation
       - Nationally Diversified Portfolio
       - Attentive, Professional Management
       - Monthly Dividends/ Free Reinvestment

      Footnote at * - Certain investors may be subject to the federal alternative minimum tax and/or local taxes.

[Graphic E. Graph showing Quality Analysis
       - Breakdown of quality between AAA, AA, A, BBB, NR (non-rated) and below investment grade bonds.]

[Graphic F. Chart showing Fund Performance which includes distribution yield*, SEC yield** and tax equivalent yield*** of both classes of funds.]
   Disclosure reads: *Distribution yield is annualized dividend divided by maximum offer price as of (current date).
                     **SEC yield for the period ending (last month end ) including maximum sales charge of (maximum sales charge for the fund) for A shares and 1% CDSC for C shares. Yield may reflect expense waiver and subsidization.
                     ***Tax equivalent yield is calculated for the SEC yield and based on the 36% federal tax rate and maximum state rate (if applicable). May vary depending on family size and nature and amount of itemized deductions.
                     Authorized for use only when preceded or accompanied by the Fund's current prospectus.

[Graphic G. Chart showing Average Annual Total Return which includes one year, three years, five years, ten years and since inception* of both classes of funds - Class A**, Class C***.]
   Disclosure reads: *Since the inception date of the funds: (date of A shares) for A shares;
                     (date of C shares ) for C shares.
                     **For the period ending (last month end) including maximum sales charge of (maximum sales charge for the fund)
                     ***No initial sales load; 1 $ CDSC if redeemed within 1 year of purchase.
                     Returns assume reinvestment of dividends and capital gains and reflect past investment results. Past performance does not indicate future results. The investment return and principal will fluctuate with market conditions so that shares, upon redemption, may be worth more or less than the original cost.

[Graphic H. Graph showing NAV price movement over time. The Y axis shows price and the X axis shows time in months.]
   Disclosure reads: Must be proceeded or accompanied by the Fund's current prospectus before it can be given to any prospective investor. The prospectus contains more information regarding sales charges, expenses and fees.

[Graphic I. Pie graph showing sector analysis. Sectors are broken down into education, health care, hospitals, housing, industrial dev. rev. and PCR, muni appropriation obligation, municipal revenue, non-state general obligation, pollution control, pre-refunded or escrowed, resource recovery, special tax revenue, state general obligations and student loan revenue bonds.]

[Graphic J.  Chart showing Why Professional Management]
             - Over 1,500,000 municipal issues outstanding from over 50,000 issuers*
             - Compared to 5,000 investment grade, corporate bonds
             - Lack of data available on issuers
             - Inefficient market
             - Negotiable market
             - No centralized exchange
             - Lack of availability
             - Most new issues purchased by institutions
     Disclosure reads: *Source: "The Trouble With Munis", Business Week,
9/6/93

[Graphic K.  Chart showing Who Is Flagship]
       - Over 20 years fixed income management experience
       - Formerly a division of Mead Corporation
       - Over 3.8 billion in assets under management
       - Attentive and active investment style
       - Comprehensive ongoing credit review

--------------------------------------------------------------------------------
At this point in the S.A.I. the Value Line report for the following funds would normally appear and does appear in the printed version:
         Flagship Limited Term Tax Exempt Fund - Report #1797, 1/10/95
         Flagship Pennsylvania Triple Tax Exempt Fund - Report #1998, 1/24/95 Flagship Ohio Double Tax Exempt Fund - Report #1983, 6/13/95
         Flagship Michigan Triple Tax Exempt Fund - Report #1982, 6/13/95 Flagship Kentucky Triple Tax Exempt Fund - Report #1981, 6/13/95 Flagship Florida Double Tax Exempt Fund - Report #1979, 6/13/95
If you would like to obtain a copy of these reports, they are available through:
         a) Flagship Funds at 1-800-227-4648 and ask for a copy of the S.A.I.
         b) Value Line at 1-800-284-7607 and request the appropriate report number and date
         c) your local public library
Value Line reports are not available through any of the on-line electronic services as of the date of this filing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
At this point in the S.A.I. the Morningstar report for the following funds would normally appear and does appear in the printed version:
         Flagship Limited Term Tax Exempt Fund - Report #1165, 8/4/95
         Flagship All American Tax Exempt Fund Class A - Report #1164, 8/4/95
If you would like to obtain a copy of these reports, they are available through:
         a) Flagship Funds at 1-800-227-4648 and ask for a copy of the S.A.I.
         b) Morningstar at 312-696-6000 and request the appropriate report number
         c) your local public library
         d) America Online, Keyword: Morningstar and the reports in the "Detailed Fund Reports" folder under the Muni-Bond National headings
--------------------------------------------------------------------------------

                                   APPENDIX I

                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

   Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

1. Long-term municipal bonds

   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Short-term tax exempt notes

   Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

   SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

   SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   SP-3 Speculative capacity to pay principal and interest.

3. Tax-exempt commercial paper

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

   A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

   A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

   A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B Issues rated "B" are regarded as having speculative capacity for timely payment.

   C&D These ratings indicate that the issue is either in default or expected to be in default upon maturity.

   Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

1. Long-term municipal bonds

   Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable of over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

   Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Short-term tax exempt notes

   Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

3. Tax-exempt commercial paper

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

   Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Investors Service, Inc. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

1. Long-term municipal bonds

 AAA Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+)          Plus and minus signs are used with a rating symbol to
  Minus (-)       indicate the relative position of a credit within the
                  rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful
                  completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of
                  information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is
                  called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of
                  an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Credit Trend      Credit trend indicators show whether credit fundamentals
                  are improving, stable, declining, or uncertain, as follows:

                  Improving
                  Stable
                  Declining
                  Uncertain

                  Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert

                                  APPENDIX II

                      DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various series' defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a series' existing or anticipated holdings of long-term debt securities. When a series purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the series' account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The series must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the series may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the series to settle the final determination and the series realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a series' existing or anticipated holdings of long-term debt securities. For example, if a series owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the series' portfolio would decline, but the value of the series' financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the series from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Fund's series as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The series might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Fund's series may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a series on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Fund's series may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A series may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the series from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the series is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The series may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Series to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                II-2